United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 3/31/23

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Matthew Culley co-portfolio manager	Daniel Graña co-portfolio manager

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
New Horizon Health Ltd	2.19%	1.02%	JD.Com Inc - Class A	3.14%	-0.75%
Sea Ltd (ADR)	1.81%	0.71%	Masan Group Corp	1.87%	-0.73%
Chalice Mining Ltd	0.80%	0.44%	Yunnan Energy New Material Co Ltd - Class A	0.46%	-0.66%
Meituan - Class B	0.11%	0.44%	ICICI Bank Ltd	3.80%	-0.59%
BGF retail CO Ltd	1.57%	0.40%	Bharti Airtel Ltd	2.40%	-0.56%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Industrials	0.77%	6.36%	6.80%
	Health Care	0.69%	5.79%	4.06%
	Utilities	0.53%	2.05%	2.95%
	Energy	0.39%	0.00%	3.73%
	Financials	0.33%	24.55%	21.05%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.65%	24.74%	22.11%
	Other**	-1.06%	2.65%	0.00%
	Materials	-0.50%	4.27%	5.54%
	Communication Services	-0.28%	12.00%	9.78%
	Consumer Discretionary	-0.27%	11.78%	14.71%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	10.0%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	9.4%
Tencent Holdings Ltd
Interactive Media & Services	4.1%
AIA Group Ltd
Insurance	3.9%
Alibaba Group Holding Ltd
Multiline Retail	3.5%
30.9%

Asset Allocation - (% of Net Assets)
Common Stocks	100.1%
Other	(0.1)%
100.0%

Emerging markets comprised 91.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.10%	-8.52%	-1.66%	3.15%	2.61%	2.60%	1.18%
Class A Shares at MOP	9.41%	-13.79%	-2.81%	2.54%	2.09%
Class C Shares at NAV	15.78%	-9.08%	-2.35%	2.43%	1.90%	3.45%	1.92%
Class C Shares at CDSC	14.78%	-9.99%	-2.35%	2.43%	1.90%
Class D Shares	16.11%	-8.33%	-1.49%	3.34%	2.78%	1.74%	0.98%
Class I Shares	16.24%	-8.16%	-1.38%	3.46%	2.91%	2.03%	0.91%
Class N Shares	16.34%	-8.14%	-1.32%	3.16%	2.54%	1.54%	0.82%
Class S Shares	16.18%	-8.24%	-1.50%	3.23%	2.66%	2.60%	1.31%
Class T Shares	16.20%	-8.33%	-1.53%	3.30%	2.74%	2.01%	1.06%
MSCI All Country Asia ex-Japan Index	16.19%	-8.90%	0.07%	4.06%	3.32%
Morningstar Quartile - Class I Shares	-	3rd	4th	3rd	3rd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	36/53	41/48	25/38	27/36

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,161.00	$6.52	$1,000.00	$1,018.90	$6.09	1.21%
Class C Shares	$1,000.00	$1,157.80	$10.44	$1,000.00	$1,015.26	$9.75	1.94%
Class D Shares	$1,000.00	$1,161.10	$5.17	$1,000.00	$1,020.14	$4.84	0.96%
Class I Shares	$1,000.00	$1,162.40	$4.96	$1,000.00	$1,020.34	$4.63	0.92%
Class N Shares	$1,000.00	$1,163.40	$4.37	$1,000.00	$1,020.89	$4.08	0.81%
Class S Shares	$1,000.00	$1,161.80	$5.23	$1,000.00	$1,020.09	$4.89	0.97%
Class T Shares	$1,000.00	$1,162.00	$5.61	$1,000.00	$1,019.75	$5.24	1.04%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 100.1%
Automobiles – 3.5%
BYD Co Ltd	21,000	$617,057
Eicher Motors Ltd	11,553	415,066
		1,032,123
Banks – 11.7%
Bank Negara Indonesia Persero Tbk PT	1,150,800	720,191
BDO Unibank Inc	273,960	650,353
HDFC Bank Ltd	39,954	785,544
ICICI Bank Ltd	75,631	811,133
Vietnam Technological & Commercial Joint Stock Bank*	389,800	473,274
		3,440,495
Beverages – 0.7%
Wuliangye Yibin Co Ltd	7,357	210,336
Capital Markets – 4.4%
CITIC Securities Co Ltd	374,500	802,298
Hong Kong Exchanges & Clearing Ltd	11,400	505,999
		1,308,297
Communications Equipment – 1.4%
Accton Technology Corp	38,000	402,198
Diversified Consumer Services – 1.2%
Fu Shou Yuan International Group Ltd	424,000	342,529
Diversified Financial Services – 2.9%
Housing Development Finance Corp Ltd	18,356	588,202
NHN KCP Corp	27,715	270,757
		858,959
Diversified Telecommunication Services – 2.7%
Telekomunikasi Indonesia Persero Tbk PT	2,932,800	795,351
Electrical Equipment – 2.0%
KEI Industries Ltd	14,793	306,364
Ming Yang Smart Engergy Group Ltd - Class A	91,086	298,098
		604,462
Electronic Equipment, Instruments & Components – 1.9%
E Ink Holdings Inc	49,000	300,141
Sinbon Electronics Co Ltd	22,000	247,904
		548,045
Entertainment – 2.8%
Sea Ltd (ADR)*	9,405	814,003
Food & Staples Retailing – 1.4%
BGF retail Co Ltd	2,877	402,152
Food Products – 2.1%
Masan Group Corp	139,040	462,571
Tingyi Cayman Islands Holding Corp	86,000	143,714
		606,285
Health Care Equipment & Supplies – 2.0%
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	13,068	595,528
Health Care Providers & Services – 2.4%
New Horizon Health Ltd (144A)*	203,000	707,389
Hotels, Restaurants & Leisure – 2.2%
H World Group Ltd*	87,100	425,678
MakeMyTrip Ltd*	8,856	216,706
		642,384
Household Durables – 1.1%
Hangzhou Robam Appliances Co Ltd - Class A	77,847	321,460
Insurance – 3.9%
AIA Group Ltd	109,800	1,153,740
Interactive Media & Services – 4.1%
Tencent Holdings Ltd	24,600	1,202,069
Life Sciences Tools & Services – 1.2%
Syngene International Ltd (144A)	47,070	340,649

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Machinery – 1.7%
Sany Heavy Industry Co Ltd	95,693	$238,651
Shenzhen Inovance Technology Co Ltd - Class A	24,786	253,975
		492,626
Metals & Mining – 3.6%
Allkem Ltd*	35,343	283,041
Chalice Mining Ltd*	71,797	361,445
Merdeka Copper Gold Tbk PT*	1,449,000	406,438
		1,050,924
Multiline Retail – 6.6%
Alibaba Group Holding Ltd*	80,800	1,027,617
JD.Com Inc - Class A	41,650	912,853
		1,940,470
Pharmaceuticals – 0.8%
Structure Therapeutics Inc (ADR)*	4,681	111,361
Zhaoke Ophthalmology Ltd (144A)*	236,500	116,567
		227,928
Road & Rail – 2.1%
Full Truck Alliance Co (ADR)*	83,231	633,388
Semiconductor & Semiconductor Equipment – 12.7%
LEENO Industrial Inc	3,253	361,319
LONGi Green Energy Technology Co Ltd - Class A	71,896	423,681
Taiwan Semiconductor Manufacturing Co Ltd	166,000	2,941,076
		3,726,076
Software – 2.0%
Linklogis Inc - Class B (144A)*	1,284,500	596,197
Technology Hardware, Storage & Peripherals – 9.4%
Samsung Electronics Co Ltd	55,775	2,766,107
Textiles, Apparel & Luxury Goods – 1.1%
Kalyan Jewellers India Ltd*	252,575	325,372
Transportation Infrastructure – 1.1%
International Container Terminal Services Inc	84,110	330,532
Water Utilities – 1.3%
China Water Affairs Group Ltd	478,000	391,598
Wireless Telecommunication Services – 2.1%
Bharti Airtel Ltd	66,462	606,555
Total Investments (total cost $27,734,939) – 100.1%		29,416,227
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(40,061)
Net Assets – 100%		$29,376,166

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$10,260,683	34.9%
Taiwan	4,705,322	16.0
India	4,395,591	15.0
South Korea	3,800,335	12.9
Indonesia	1,921,980	6.5
Hong Kong	1,659,739	5.6
Philippines	980,885	3.3
Vietnam	935,845	3.2
Australia	644,486	2.2
United States	111,361	0.4

Total	$29,416,227	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$11,814	$8	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	830∆	-	-	-
Total Affiliated Investments – N/A	$12,644	$8	$-	$-

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,614,983	7,990,279	(9,605,270)	-
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	541,056	294,327	(835,383)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $1,760,802, which represents 6.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Entertainment	$814,003	$-	$-
Hotels, Restaurants & Leisure	216,706	425,678	-
Pharmaceuticals	111,361	116,567	-
Road & Rail	633,388	-	-
All Other	-	27,098,524	-
Total Assets	$1,775,458	$27,640,769	$-

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $27,734,939)	$29,416,227
Cash denominated in foreign currency (cost $2,334)	2,334
Trustees' deferred compensation	727
Receivables:
Investments sold	116,941
Dividends	85,450
Due from adviser	29,557
Fund shares sold	9,423
Foreign tax reclaims	2,359
Dividends from affiliates	1,960
Other assets	10,717
Total Assets	29,675,695
Liabilities:
Due to custodian	59,826
Payables:	—
Investments purchased	80,185
Foreign tax liability	32,025
Fund shares repurchased	25,997
Professional fees	24,570
Advisory fees	19,744
Custodian fees	8,708
Transfer agent fees and expenses	2,852
Trustees' deferred compensation fees	727
12b-1 Distribution and shareholder servicing fees	225
Trustees' fees and expenses	187
Affiliated fund administration fees payable	65
Accrued expenses and other payables	44,418
Total Liabilities	299,529
Net Assets	$29,376,166

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,326,225
Total distributable earnings (loss) (includes $32,025 of foreign capital gains tax)	(4,950,059)
Total Net Assets	$29,376,166
Net Assets - Class A Shares	$175,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,763
Net Asset Value Per Share(1)	$9.88
Maximum Offering Price Per Share(2)	$10.48
Net Assets - Class C Shares	$98,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,279
Net Asset Value Per Share(1)	$9.61
Net Assets - Class D Shares	$11,061,591
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,103,793
Net Asset Value Per Share	$10.02
Net Assets - Class I Shares	$312,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,137
Net Asset Value Per Share	$10.02
Net Assets - Class N Shares	$16,447,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,639,021
Net Asset Value Per Share	$10.03
Net Assets - Class S Shares	$457,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,134
Net Asset Value Per Share	$9.91
Net Assets - Class T Shares	$823,689
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,191
Net Asset Value Per Share	$9.90

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$157,981
Non-cash dividends	92,509
Dividends from affiliates	11,814
Affiliated securities lending income, net	830
Unaffiliated securities lending income, net	217
Other income	7
Foreign tax withheld	(23,819)
Total Investment Income	239,539
Expenses:
Advisory fees	101,899
12b-1 Distribution and shareholder servicing fees:
Class A Shares	190
Class C Shares	552
Class S Shares	93
Transfer agent administrative fees and expenses:
Class D Shares	5,849
Class S Shares	547
Class T Shares	938
Transfer agent networking and omnibus fees:
Class A Shares	114
Class C Shares	72
Class I Shares	165
Other transfer agent fees and expenses:
Class A Shares	13
Class C Shares	7
Class D Shares	2,277
Class I Shares	33
Class N Shares	574
Class S Shares	10
Class T Shares	23
Registration fees	51,760
Professional fees	33,290
Non-affiliated fund administration fees	31,504
Custodian fees	15,926
Shareholder reports expense	6,963
Trustees’ fees and expenses	401
Affiliated fund administration fees	346
Other expenses	6,456
Total Expenses	260,002
Less: Excess Expense Reimbursement and Waivers	(138,459)
Net Expenses	121,543
Net Investment Income/(Loss)	117,996

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $94,913)	$(2,718,662)
Investments in affiliates	8
Total Net Realized Gain/(Loss) on Investments	(2,718,654)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $71,535)	6,261,637
Total Change in Unrealized Net Appreciation/Depreciation	6,261,637
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,660,979

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$117,996	$316,605
Net realized gain/(loss) on investments	(2,718,654)	(1,528,318)
Change in unrealized net appreciation/depreciation	6,261,637	(11,450,185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,660,979	(12,661,898)
Dividends and Distributions to Shareholders:
Class A Shares	—	(8,994)
Class C Shares	—	(4,775)
Class D Shares	—	(268,168)
Class I Shares	—	(14,751)
Class N Shares	—	(502,789)
Class S Shares	—	(12,605)
Class T Shares	—	(31,358)
Net Decrease from Dividends and Distributions to Shareholders	—	(843,440)
Capital Share Transactions:
Class A Shares	18,040	(282,715)
Class C Shares	(33,917)	(254,541)
Class D Shares	1,491,240	(1,668,050)
Class I Shares	(16,786)	(273,700)
Class N Shares	(3,174,256)	7,874,375
Class S Shares	(7,443)	12,608
Class T Shares	9,984	(416,332)
Net Increase/(Decrease) from Capital Share Transactions	(1,713,138)	4,991,645
Net Increase/(Decrease) in Net Assets	1,947,841	(8,513,693)
Net Assets:
Beginning of period	27,428,325	35,942,018
End of period	$29,376,166	$27,428,325

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.51	$12.64	$12.00	$10.39	$11.42	$11.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02(2)	0.05	0.01	0.01	0.10	0.07
Net realized and unrealized gain/(loss)	1.35	(3.96)	0.63	1.67	(0.27)	0.22
Total from Investment Operations	1.37	(3.91)	0.64	1.68	(0.17)	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.22)	—	(0.07)	(0.02)	(0.05)
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.22)	—	(0.07)	(0.86)	(0.32)
Net Asset Value, End of Period	$9.88	$8.51	$12.64	$12.00	$10.39	$11.42
Total Return*	16.10%	(31.45)%	5.33%	16.20%	(0.69)%	2.48%
Net Assets, End of Period (in thousands)	$175	$136	$557	$951	$822	$816
Average Net Assets for the Period (in thousands)	$154	$425	$1,130	$901	$822	$954
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.06%	2.60%	2.10%	2.44%	2.72%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.29%	1.43%	1.43%	1.49%	1.53%
Ratio of Net Investment Income/(Loss)	0.49%(2)	0.48%	0.04%	0.14%	0.95%	0.60%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.30	$12.32	$11.79	$10.23	$11.30	$11.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)(2)	(0.02)	(0.09)	(0.07)	(0.03)	(0.01)
Net realized and unrealized gain/(loss)	1.32	(3.87)	0.62	1.63	(0.20)	0.22
Total from Investment Operations	1.31	(3.89)	0.53	1.56	(0.23)	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	—	—	—	—
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.13)	—	—	(0.84)	(0.27)
Net Asset Value, End of Period	$9.61	$8.30	$12.32	$11.79	$10.23	$11.30
Total Return*	15.78%	(31.89)%	4.50%	15.25%	(1.28)%	1.80%
Net Assets, End of Period (in thousands)	$99	$115	$489	$506	$535	$1,244
Average Net Assets for the Period (in thousands)	$111	$373	$552	$482	$746	$1,233
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.55%	3.42%	3.13%	3.50%	3.35%	2.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.99%	2.17%	2.20%	2.07%	2.25%
Ratio of Net Investment Income/(Loss)	(0.21)%(2)	(0.19)%	(0.68)%	(0.66)%	(0.28)%	(0.04)%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.63	$12.83	$12.17	$10.53	$11.54	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04(2)	0.08	0.04	0.03	0.09	0.07
Net realized and unrealized gain/(loss)	1.35	(4.01)	0.63	1.70	(0.23)	0.23
Total from Investment Operations	1.39	(3.93)	0.67	1.73	(0.14)	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.27)	(0.01)	(0.09)	(0.03)	(0.05)
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.27)	(0.01)	(0.09)	(0.87)	(0.32)
Net Asset Value, End of Period	$10.02	$8.63	$12.83	$12.17	$10.53	$11.54
Total Return*	16.11%	(31.25)%	5.48%	16.45%	(0.44)%	2.57%
Net Assets, End of Period (in thousands)	$11,062	$8,320	$14,083	$10,793	$11,198	$13,089
Average Net Assets for the Period (in thousands)	$9,918	$11,105	$17,722	$10,678	$11,599	$21,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.95%	1.74%	1.69%	2.03%	2.29%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.08%	1.25%	1.26%	1.33%	1.33%
Ratio of Net Investment Income/(Loss)	0.79%(2)	0.74%	0.31%	0.27%	0.88%	0.55%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.62	$12.86	$12.19	$10.54	$11.45	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03(2)	0.03	0.06	—(3)	0.13	(0.03)
Net realized and unrealized gain/(loss)	1.37	(3.97)	0.63	1.74	(0.17)	0.26
Total from Investment Operations	1.40	(3.94)	0.69	1.74	(0.04)	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.02)	(0.09)	(0.03)	(0.07)
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.30)	(0.02)	(0.09)	(0.87)	(0.34)
Net Asset Value, End of Period	$10.02	$8.62	$12.86	$12.19	$10.54	$11.45
Total Return*	16.24%	(31.29)%	5.62%	16.62%	0.45%	1.90%
Net Assets, End of Period (in thousands)	$312	$297	$696	$692	$1,406	$1,029
Average Net Assets for the Period (in thousands)	$324	$758	$1,834	$1,061	$1,208	$5,848
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.76%	2.02%	1.69%	2.07%	2.32%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.05%	1.14%	1.15%	1.21%	1.26%
Ratio of Net Investment Income/(Loss)	0.69%(2)	0.24%	0.45%	0.02%	1.28%	(0.25)%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$8.63	$12.83	$12.17	$10.52	$11.56	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04(3)	0.12	0.07	0.06	0.11	0.16
Net realized and unrealized gain/(loss)	1.36	(4.04)	0.61	1.69	(0.26)	(1.33)
Total from Investment Operations	1.40	(3.92)	0.68	1.75	(0.15)	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.28)	(0.02)	(0.10)	(0.05)	—
Distributions (from capital gains)	—	—	—	—	(0.84)	—
Total Dividends and Distributions	—	(0.28)	(0.02)	(0.10)	(0.89)	—
Net Asset Value, End of Period	$10.03	$8.63	$12.83	$12.17	$10.52	$11.56
Total Return*	16.22%	(31.17)%	5.59%	16.69%	(0.51)%	(9.19)%
Net Assets, End of Period (in thousands)	$16,447	$17,457	$17,938	$12,809	$8,886	$8,501
Average Net Assets for the Period (in thousands)	$16,073	$20,799	$17,351	$11,337	$7,989	$7,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.54%	1.53%	1.80%	2.05%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.91%	1.11%	1.10%	1.17%	1.13%
Ratio of Net Investment Income/(Loss)	0.91%(3)	1.06%	0.49%	0.51%	1.08%	1.96%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.53	$12.67	$12.00	$10.41	$11.45	$11.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04(2)	0.11	0.04	0.01	0.09	0.06
Net realized and unrealized gain/(loss)	1.34	(3.98)	0.63	1.66	(0.25)	0.22
Total from Investment Operations	1.38	(3.87)	0.67	1.67	(0.16)	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.27)	—	(0.08)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.27)	—	(0.08)	(0.88)	(0.31)
Net Asset Value, End of Period	$9.91	$8.53	$12.67	$12.00	$10.41	$11.45
Total Return*	16.18%	(31.12)%	5.58%	16.13%	(0.55)%	2.37%
Net Assets, End of Period (in thousands)	$457	$400	$581	$566	$481	$484
Average Net Assets for the Period (in thousands)	$438	$515	$653	$502	$467	$501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.68%	2.22%	2.18%	2.85%	2.98%	2.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.85%	1.20%	1.47%	1.34%	1.58%
Ratio of Net Investment Income/(Loss)	0.80%(2)	1.01%	0.32%	0.11%	0.91%	0.52%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.52	$12.67	$12.03	$10.41	$11.37	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03(2)	0.06	0.04	0.03	0.10	0.06
Net realized and unrealized gain/(loss)	1.35	(3.96)	0.60	1.67	(0.21)	0.20
Total from Investment Operations	1.38	(3.90)	0.64	1.70	(0.11)	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	—	(0.08)	(0.01)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.84)	(0.27)
Total Dividends and Distributions	—	(0.25)	—	(0.08)	(0.85)	(0.31)
Net Asset Value, End of Period	$9.90	$8.52	$12.67	$12.03	$10.41	$11.37
Total Return*	16.20%	(31.35)%	5.32%	16.37%	(0.14)%	2.27%
Net Assets, End of Period (in thousands)	$824	$704	$1,598	$1,641	$1,310	$1,032
Average Net Assets for the Period (in thousands)	$751	$1,247	$2,205	$1,340	$1,210	$2,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.36%	2.01%	1.92%	2.27%	2.53%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.16%	1.36%	1.35%	1.40%	1.41%
Ratio of Net Investment Income/(Loss)	0.73%(2)	0.50%	0.29%	0.26%	0.98%	0.54%
Portfolio Turnover Rate	46%	117%	60%	53%	34%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.03 and 0.67%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

22	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

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Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is

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Notes to Financial Statements (unaudited)

delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.92%, and the Fund’s benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.74%.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver for at least a one-year period commencing January 27, 2023. The previous expense limit (for the one-year period

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Notes to Financial Statements (unaudited)

commencing January 28, 2022) was 0.99%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

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Notes to Financial Statements (unaudited)

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $23.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that

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Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	79	44
Class S Shares	99	2
Class T Shares	-	-

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(3,513,128)	$ -	$ (3,513,128)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$28,670,816	$ 3,208,699	$ (2,463,288)	$ 745,411

Janus Investment Fund	31

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,812	$ 27,633	1,701	$ 19,065
Reinvested dividends and distributions	-	-	755	8,994
Shares repurchased	(1,013)	(9,593)	(30,585)	(310,774)
Net Increase/(Decrease)	1,799	$ 18,040	(28,129)	$ (282,715)
Class C Shares:
Shares sold	-	$ -	88	$ 1,051
Reinvested dividends and distributions	-	-	402	4,698
Shares repurchased	(3,559)	(33,917)	(26,342)	(260,290)
Net Increase/(Decrease)	(3,559)	$ (33,917)	(25,852)	$ (254,541)
Class D Shares:
Shares sold	359,197	$ 3,622,639	212,834	$ 2,347,645
Reinvested dividends and distributions	-	-	21,613	260,651
Shares repurchased	(219,747)	(2,131,399)	(368,071)	(4,276,346)
Net Increase/(Decrease)	139,450	$ 1,491,240	(133,624)	$(1,668,050)
Class I Shares:
Shares sold	67,983	$ 660,007	437,740	$ 5,697,390
Reinvested dividends and distributions	-	-	518	6,239
Shares repurchased	(71,312)	(676,793)	(457,900)	(5,977,329)
Net Increase/(Decrease)	(3,329)	$ (16,786)	(19,642)	$ (273,700)
Class N Shares:
Shares sold	141,789	$ 1,269,466	1,013,632	$12,029,576
Reinvested dividends and distributions	-	-	41,691	502,789
Shares repurchased	(524,911)	(4,443,722)	(431,396)	(4,657,990)
Net Increase/(Decrease)	(383,122)	$(3,174,256)	623,927	$ 7,874,375
Class S Shares:
Shares sold	-	$ -	(941)	$ (11,957)
Reinvested dividends and distributions	-	-	1,057	12,605
Shares repurchased	(792)	(7,443)	941	11,960
Net Increase/(Decrease)	(792)	$ (7,443)	1,057	$ 12,608
Class T Shares:
Shares sold	8,543	$ 81,543	39,226	$ 443,130
Reinvested dividends and distributions	-	-	2,507	29,914
Shares repurchased	(7,884)	(71,559)	(85,311)	(889,376)
Net Increase/(Decrease)	659	$ 9,984	(43,578)	$ (416,332)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,644,605	$ 12,231,713	$ -	$ -

32	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	35

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

36	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	39

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

40	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	43

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

44	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, with the exception of extended market closures due to planned holidays, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	45

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

46	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	47

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2023

Janus Henderson Asia Equity Fund

Notes

NotesPage1

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93036 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Jeremiah Buckley co-portfolio manager	Michael Keough co-portfolio manager	Greg Wilensky co-portfolio manager

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	1.95%	0.48%	UnitedHealth Group Inc	3.76%	-0.53%
NIKE Inc - Class B	1.87%	0.41%	Dollar General Corp	1.62%	-0.46%
NVIDIA Corp	1.75%	0.33%	ConocoPhillips	1.76%	-0.25%
Mastercard Inc	3.56%	0.30%	Bank of America Corp	2.02%	-0.25%
Booking Holdings Inc	0.87%	0.24%	Hasbro Inc	0.47%	-0.19%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.22%	14.68%	10.46%
	Financials	0.62%	13.21%	11.62%
	Information Technology	0.47%	26.58%	26.45%
	Utilities	0.33%	0.00%	2.99%
	Health Care	0.27%	16.20%	15.03%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Communication Services	-0.50%	7.04%	7.66%
	Energy	-0.49%	2.26%	5.05%
	Materials	-0.27%	1.43%	2.69%
	Industrials	-0.19%	10.62%	8.44%
	Consumer Staples	-0.03%	7.53%	6.93%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.1%
Apple Inc
Technology Hardware, Storage & Peripherals	3.3%
Alphabet Inc - Class C
Interactive Media & Services	2.2%
Mastercard Inc
Diversified Financial Services	2.2%
UnitedHealth Group Inc
Health Care Providers & Services	1.9%
14.7%

Asset Allocation - (% of Net Assets)
Common Stocks	60.3%
Mortgage-Backed Securities	11.4%
United States Treasury Notes/Bonds	11.0%
Corporate Bonds	8.4%
Asset-Backed/Commercial Mortgage-Backed Securities	8.2%
Investment Companies	3.2%
Other	(2.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	10.94%	-6.49%	7.37%	7.99%	9.27%	0.89%
Class A Shares at MOP	4.56%	-11.86%	6.11%	7.36%	9.06%
Class C Shares at NAV	10.52%	-7.16%	6.62%	7.23%	8.59%	1.64%
Class C Shares at CDSC	9.52%	-8.07%	6.62%	7.23%	8.59%
Class D Shares	11.03%	-6.32%	7.59%	8.21%	9.38%	0.70%
Class I Shares	11.08%	-6.27%	7.65%	8.29%	9.42%	0.66%
Class N Shares	11.11%	-6.20%	7.72%	8.37%	9.43%	0.57%
Class R Shares	10.70%	-6.88%	6.93%	7.56%	8.88%	1.32%
Class S Shares	10.81%	-6.68%	7.19%	7.83%	9.12%	1.07%
Class T Shares	10.96%	-6.43%	7.47%	8.10%	9.33%	0.82%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	9.91%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	0.91%	1.36%	4.60%
Balanced Index	10.84%	-6.10%	6.83%	7.49%	7.80%
Morningstar Quartile - Class T Shares	-	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	381/746	44/691	38/605	15/185

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,109.40	$4.68	$1,000.00	$1,020.49	$4.48	0.89%
Class C Shares	$1,000.00	$1,105.20	$8.29	$1,000.00	$1,017.05	$7.95	1.58%
Class D Shares	$1,000.00	$1,110.30	$3.74	$1,000.00	$1,021.39	$3.58	0.71%
Class I Shares	$1,000.00	$1,110.80	$3.53	$1,000.00	$1,021.59	$3.38	0.67%
Class N Shares	$1,000.00	$1,111.10	$3.00	$1,000.00	$1,022.09	$2.87	0.57%
Class R Shares	$1,000.00	$1,107.00	$6.93	$1,000.00	$1,018.35	$6.64	1.32%
Class S Shares	$1,000.00	$1,108.10	$5.62	$1,000.00	$1,019.60	$5.39	1.07%
Class T Shares	$1,000.00	$1,109.60	$4.26	$1,000.00	$1,020.89	$4.08	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 8.2%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 5.5990%, 9/15/34 (144A)‡	$11,417,538	$11,083,218
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	5,699,774	5,604,386
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	12,148,000	11,742,648
Aimco 2020-11A AR,
ICE LIBOR USD 3 Month + 1.1300%, 5.9224%, 10/17/34 (144A)‡	5,821,000	5,668,071
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	1,448,404	1,388,093
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,261,337	1,185,208
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	3,074,830	2,820,201
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	5,130,118	4,629,393
ARES CLO Ltd 2021-60A A,
ICE LIBOR USD 3 Month + 1.1200%, 5.9147%, 7/18/34 (144A)‡	5,454,000	5,304,669
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	5,959,073	5,827,141
Babson CLO Ltd 2018-3A A1,
ICE LIBOR USD 3 Month + 0.9500%, 5.7577%, 7/20/29 (144A)‡	8,340,104	8,288,787
Babson CLO Ltd 2019-3A A1R,
ICE LIBOR USD 3 Month + 1.0700%, 5.8777%, 4/20/31 (144A)‡	22,450,000	22,153,525
Babson CLO Ltd 2020-4A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.0277%, 1/20/32 (144A)‡	7,293,853	7,193,205
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	8,386,000	7,658,414
Barclays Commercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.9750%, 5.6594%, 8/15/36 (144A)‡	7,553,000	7,481,478
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 6.7251%, 4/15/37 (144A)‡	33,039,000	31,746,779
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	4,134,000	3,462,507
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	8,218,000	6,816,188
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 5.8616%, 10/15/36 (144A)‡	20,264,599	20,033,264
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.0216%, 10/15/36 (144A)‡	6,531,400	6,410,841
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 5.8716%, 10/15/37 (144A)‡	3,140,315	3,064,011
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 5.7425%, 2/15/36 (144A)‡	18,764,000	17,899,036
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 5.7425%, 2/15/36 (144A)‡	18,857,000	17,970,443
BX Commercial Mortgage Trust 2021-VINO A,
ICE LIBOR USD 1 Month + 0.6523%, 5.3363%, 5/15/38 (144A)‡	18,990,000	18,229,401
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 5.6344%, 9/15/36 (144A)‡	15,945,000	15,127,977
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 6.3344%, 9/15/36 (144A)‡	16,692,000	15,676,691
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 5.5763%, 4/15/39 (144A)‡	18,896,717	17,766,582
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	3,833,289
Carvana Auto Receivables Trust 2021-P4 A2, 0.8200%, 4/10/25	3,109,879	3,084,361
CBAM CLO Management 2019-11RA A1,
ICE LIBOR USD 3 Month + 1.1800%, 5.4226%, 1/20/35 (144A)‡	16,984,000	16,529,729
CBAM CLO Management 2019-11RA B,
ICE LIBOR USD 3 Month + 1.7500%, 5.9926%, 1/20/35 (144A)‡	6,819,244	6,431,631
Cedar Funding Ltd 2019-11A A1R,
ICE LIBOR USD 3 Month + 1.0500%, 5.7839%, 5/29/32 (144A)‡	21,276,000	20,919,542
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	15,921,877	14,040,453
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	6,012,431	4,916,907
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	21,399,275	20,834,687
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	50,015,634	47,863,977
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	2,552,708	2,473,480

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	$5,802,625	$5,602,638
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 5.7598%, 2/25/50 (144A)‡	15,412,562	13,908,715
CIFC Funding Ltd 2018-3A A,
ICE LIBOR USD 3 Month + 1.1000%, 5.8947%, 7/18/31 (144A)‡	10,918,000	10,769,362

CIFC Funding Ltd 2021-4A A,
ICE LIBOR USD 3 Month + 1.0500%, 5.8424%, 7/15/33 (144A)‡	19,742,995	19,292,223
CIFC Funding Ltd 2021-7A B,
ICE LIBOR USD 3 Month + 1.6000%, 6.4153%, 1/23/35 (144A)‡	5,524,216	5,314,003
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	7,794,858	7,417,584
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 5.5844%, 11/15/37 (144A)‡	24,568,865	23,904,242
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 5.9844%, 11/15/37 (144A)‡	10,924,957	10,580,752
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 6.3344%, 11/15/37 (144A)‡	10,966,242	10,576,955
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	253,129	247,379
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	1,102,315	1,020,313
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 9.7453%, 11/25/24‡	668,496	696,429
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 9.1453%, 2/25/25‡	3,998,651	4,123,484
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 7.2453%, 4/25/31 (144A)‡	1,139,805	1,140,074
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 7.1453%, 8/25/31 (144A)‡	281,587	281,588
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 6.9953%, 9/25/31 (144A)‡	530,998	530,776
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 6.9453%, 10/25/39 (144A)‡	783,172	783,392
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 6.5598%, 11/25/41 (144A)‡	32,659,000	30,292,409
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.2098%, 12/25/41 (144A)‡	10,646,000	10,077,892
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 7.5598%, 1/25/42 (144A)‡	12,368,000	11,719,648
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 6.6598%, 3/25/42 (144A)‡	21,750,929	21,698,817
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 6.5598%, 3/25/42 (144A)‡	9,335,367	9,312,150
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 6.4598%, 4/25/42 (144A)‡	10,145,647	10,127,394
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 7.5598%, 4/25/42 (144A)‡	9,001,000	8,772,901
Connecticut Avenue Securities Trust 2022-R06 1M1,
US 30 Day Average SOFR + 2.7500%, 7.3098%, 5/25/42 (144A)‡	6,917,085	7,002,632
Connecticut Avenue Securities Trust 2022-R08 1M1,
US 30 Day Average SOFR + 2.5500%, 7.1098%, 7/25/42 (144A)‡	5,633,739	5,668,902
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 7.0682%, 9/25/42 (144A)‡	20,754,272	20,739,702
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 6.9682%, 12/25/42 (144A)‡	9,462,736	9,448,736
Consumer Loan Underlying Bond Credit Trust 2019-P2 C,
4.4100%, 10/15/26 (144A)	1,312,638	1,308,884
Consumer Loan Underlying Bond Credit Trust 2020-P1 C,
4.6100%, 3/15/28 (144A)	685,084	680,998
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	7,860,943	7,775,684

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 5.6640%, 5/15/36 (144A)‡	$26,496,081	$26,211,895
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 6.1140%, 5/15/36 (144A)‡	5,494,331	5,391,887
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 8.6543%, 4/15/23 (144A)‡	12,440,454	12,144,296
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	17,354,000	14,851,874
Dryden Senior Loan Fund 2020-83A A,
ICE LIBOR USD 3 Month + 1.2200%, 6.0147%, 1/18/32 (144A)‡	7,111,119	7,013,099
Elmwood CLO VIII Ltd 2019-2A AR,
ICE LIBOR USD 3 Month + 1.1500%, 5.9577%, 4/20/34 (144A)‡	8,217,000	8,031,723
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	8,200,000	8,146,689
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	11,355,000	10,695,319
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 5.7650%, 7/15/38 (144A)‡	8,882,373	8,610,093
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 9.8453%, 7/25/25‡	3,090,415	3,214,157
Fannie Mae REMICS, 3.0000%, 5/25/48	7,730,344	7,144,700
Fannie Mae REMICS, 3.0000%, 11/25/49	10,270,739	9,362,917
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	33,033,398	27,826,492
Foursight Capital Auto Receivables Trust 2021-1 B, 0.8700%, 1/15/26 (144A)	6,135,485	6,053,215
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 6.7953%, 10/25/49 (144A)‡	277,797	277,109
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 6.5598%, 12/25/50 (144A)‡	14,211,718	14,211,638
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 7.9453%, 3/25/50 (144A)‡	4,462,835	4,552,358
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.1598%, 11/25/50 (144A)‡	15,664,839	15,669,302
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 6.8598%, 8/25/33 (144A)‡	10,269,549	10,102,107
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1,
US 30 Day Average SOFR + 0.8500%, 5.4098%, 11/25/41 (144A)‡	12,000,147	11,821,418
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 6.8098%, 8/25/33 (144A)‡	23,429,000	22,546,696
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M1,
US 30 Day Average SOFR + 0.9500%, 5.5098%, 12/25/41 (144A)‡	21,878,691	21,075,746
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A,
US 30 Day Average SOFR + 1.3000%, 5.8598%, 2/25/42 (144A)‡	4,673,534	4,629,909
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M1A,
US 30 Day Average SOFR + 2.0000%, 6.5598%, 4/25/42 (144A)‡	4,404,466	4,403,538
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1A,
US 30 Day Average SOFR + 2.9500%, 7.5098%, 6/25/42 (144A)‡	13,901,611	14,083,225
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 6.7098%, 9/25/42 (144A)‡	3,577,257	3,577,847
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 6.6598%, 3/25/42 (144A)‡	9,516,713	9,505,234
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A,
US 30 Day Average SOFR + 2.6500%, 7.2098%, 7/25/42 (144A)‡	7,172,179	7,235,242
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 6.8598%, 8/25/42 (144A)‡	6,433,679	6,451,732
FREED ABS Trust 2019-2 C, 4.8600%, 11/18/26 (144A)	508,667	508,285
FREED ABS Trust 2022-3FP A, 4.5000%, 8/20/29 (144A)	3,225,739	3,220,541
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	42,338,769	35,615,890
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 5.9755%, 12/15/36 (144A)‡	19,125,000	18,691,794
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 6.2755%, 12/15/36 (144A)‡	4,405,000	4,287,034
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 6.5745%, 12/15/36 (144A)‡	4,900,000	4,757,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Highbridge Loan Management Ltd 2021-16A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.5153%, 1/23/35 (144A)‡	$5,360,143	$5,124,570
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	20,581,000	19,155,268
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	14,000,000	12,792,349
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	5,072,055	4,916,660
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	18,326,236	18,224,213
LCM LP 24A AR, ICE LIBOR USD 3 Month + 0.9800%, 5.7877%, 3/20/30 (144A)‡	6,924,870	6,827,333
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	15,427,599	14,922,478
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	8,680,000	8,681,352
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 5.6415%, 3/15/38 (144A)‡	26,199,103	25,391,257
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.0415%, 3/15/38 (144A)‡	15,119,064	14,333,940
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.1223%, 5/15/39 (144A)‡	36,759,000	35,802,626
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 6.6210%, 5/15/39 (144A)‡	6,155,000	5,937,549
Madison Park Funding Ltd 2019-35A A1R,
ICE LIBOR USD 3 Month + 0.9900%, 5.7977%, 4/20/32 (144A)‡	28,249,000	27,799,869
MED Trust 2021-MDLN E,
ICE LIBOR USD 1 Month + 3.1500%, 7.8350%, 11/15/38 (144A)‡	21,360,541	19,855,231

Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	11,057,485	10,032,697
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	13,790,072	12,512,150
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	8,356,667	6,717,001
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	28,816,962	24,409,319
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	14,553,000	14,615,888
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 5.4850%, 4/15/38 (144A)‡	27,729,249	26,786,866
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 6.0350%, 4/15/38 (144A)‡	15,653,295	14,882,420
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	8,554,000	7,287,805
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	1,394,288	1,337,389
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	3,677,829	3,431,167
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	9,670,254	8,757,081
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	13,027,415	11,696,404
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	5,025,726	4,949,750
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	5,457,235	5,429,122
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	15,518,419	13,983,070
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	17,095,699	14,431,943
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	31,909,083	26,944,657
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	9,696,030	7,861,344
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	32,183,192	27,138,064
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	13,646,820	11,142,562
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	7,355,696	7,114,873
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	9,217,217	8,937,587
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	23,771,384	21,914,052
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	17,306,321	16,126,753
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	24,426,133	23,795,106

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	$4,982,104	$4,973,004
Regatta XXIII Funding Ltd 2021-4A B,
ICE LIBOR USD 3 Month + 1.7000%, 6.5077%, 1/20/35 (144A)‡	5,891,224	5,658,597
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	3,050,702	2,934,682
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	12,075,374	11,756,435
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32 (144A)	4,881,087	4,870,057
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	27,434,000	26,584,076
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	2,242,045	1,938,098
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	926,778	825,779
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 5.8280%, 1/15/39 (144A)‡	10,990,000	10,598,371
Sound Point CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.0800%, 5.8877%, 1/20/32 (144A)‡	26,345,000	25,815,255
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	102,565	101,170
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	573,829	565,299
SREIT Trust 2021-MFP A,
ICE LIBOR USD 1 Month + 0.7308%, 5.4152%, 11/15/38 (144A)‡	2,350,000	2,250,710
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	8,570,000	8,213,952
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	4,395,000	4,140,626
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	5,413,200	5,347,081
THL Credit Wind River CLO Ltd 2019-1A AR,
ICE LIBOR USD 3 Month + 1.1600%, 5.9677%, 7/20/34 (144A)‡	7,594,000	7,355,571
TPI Re-Remic Trust 2022-FRR1 AK33, 0%, 7/25/46 (144A)◊	8,395,000	8,225,004
TPI Re-Remic Trust 2022-FRR1 AK34, 0%, 7/25/46 (144A)◊	6,915,000	6,774,973
TPI Re-Remic Trust 2022-FRR1 AK35, 0%, 8/25/46 (144A)◊	9,375,000	9,132,363
Tricolor Auto Securitization Trust 2022-1A A, 3.3000%, 2/18/25 (144A)	1,430,284	1,420,440
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	13,192,235	11,920,029
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	6,439,915	5,233,771
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	4,078,037	3,982,479
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	2,951,859	2,874,272
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	14,035,410	13,687,656
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	19,445,872	19,129,763
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	17,832,000	16,062,035
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	11,511,000	9,714,289
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 5.5840%, 7/15/39 (144A)‡	8,418,000	8,006,891
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	2,588,456	2,462,151
VMC Finance LLC 2021-HT1 A,
ICE LIBOR USD 1 Month + 1.6500%, 6.4114%, 1/18/37 (144A)‡	10,311,722	10,006,522
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 5.8340%, 2/15/40 (144A)‡	5,873,190	5,481,619
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	4,789,612	4,520,312
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	12,457,000	12,285,612
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	9,873,762	8,961,802
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,997,338,271)		1,901,709,997
Corporate Bonds– 8.4%
Banking – 2.9%
American Express Co, SOFR + 2.2550%, 4.9890%, 5/26/33‡	16,892,000	16,657,032
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	29,671,000	31,017,523
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	21,700,000	21,184,625
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	7,250,000	7,027,969
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	53,212,000	42,770,645
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	12,805,000	11,496,876
BNP Paribas SA,
US Treasury Yield Curve Rate 1 Year + 1.4500%, 5.1250%, 1/13/29 (144A)‡	22,678,000	22,724,452

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Citigroup Inc, CME Term SOFR 3 Month + 1.8246%, 3.8870%, 1/10/28‡	$36,115,000	$34,505,700
Citigroup Inc, CME Term SOFR 3 Month + 3.4660%, 5.3500%‡,µ	8,824,000	8,508,983
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	8,361,000	7,791,997
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	2,012,000	1,911,400
Commonwealth Bank of Australia, 3.7840%, 3/14/32 (144A)	22,906,000	19,261,172
Cooperatieve Rabobank UA,
US Treasury Yield Curve Rate 1 Year + 1.4000%, 5.5640%, 2/28/29 (144A)‡	31,140,000	31,348,860
Deutsche Bank AG / New York, SOFR + 3.0430%, 3.5470%, 9/18/31‡	3,997,000	3,278,237
Deutsche Bank AG / New York, SOFR + 3.6500%, 7.0790%, 2/10/34‡	11,594,000	10,752,534
Goldman Sachs Group Inc, 3.5000%, 4/1/25	39,166,000	38,030,307
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	22,144,000	19,141,528
JPMorgan Chase & Co, SOFR + 2.5800%, 5.7170%, 9/14/33‡	39,262,000	40,218,375
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	7,243,000	6,954,004
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.1250%, 4.6000%‡,µ	7,646,000	7,110,780
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	15,834,000	15,678,299
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.6300%, 5.4410%, 2/22/34‡	11,770,000	11,892,950
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	24,836,000	23,302,589
Morgan Stanley, 4.3500%, 9/8/26	14,618,000	14,238,749
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	6,743,000	6,724,172
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	11,537,000	10,339,028
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	14,927,000	15,045,583
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	16,462,000	13,945,980
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	33,616,000	25,538,039
Morgan Stanley,
US Treasury Yield Curve Rate 5 Year + 2.4300%, 5.9480%, 1/19/38‡	5,688,000	5,656,242
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	28,726,000	23,088,480
Nordea Bank Abp, 5.3750%, 9/22/27 (144A)	30,280,000	30,419,927
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	13,196,000	13,884,589
PNC Financial Services Group Inc/The, SOFR + 1.9330%, 5.0680%, 1/24/34‡	14,040,000	13,850,628
State Street Corp, SOFR + 1.5670%, 4.8210%, 1/26/34‡	6,668,000	6,631,238
Sumitomo Mitsui Financial Group Inc, 5.7100%, 1/13/30	27,895,000	28,802,087
US Bancorp, SOFR + 2.1100%, 4.9670%, 7/22/33‡	5,612,000	5,313,319
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	20,457,000	15,789,433
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	19,870,000	15,476,476
		677,310,807
Capital Goods – 0.1%
General Dynamics Corp, 3.5000%, 4/1/27	7,372,000	7,128,617
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	16,939,000	16,946,541
		24,075,158
Communications – 0.1%
AT&T Inc, 3.6500%, 9/15/59	2,171,000	1,551,384
Fox Corp, 4.0300%, 1/25/24	8,690,000	8,595,468
		10,146,852
Consumer Cyclical – 0.1%
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	9,419,000	9,140,664
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	1,226,000	1,169,788
Lowe's Cos Inc, 5.1500%, 7/1/33	21,775,000	21,982,605
		32,293,057
Consumer Non-Cyclical – 1.3%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	14,308,000	14,343,770
Amgen Inc, 5.1500%, 3/2/28	17,500,000	17,867,870
Amgen Inc, 5.2500%, 3/2/30	13,952,000	14,269,854
Amgen Inc, 5.2500%, 3/2/33	8,984,000	9,230,153
CSL Finance Ltd, 3.8500%, 4/27/27 (144A)	6,306,000	6,145,771

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
CSL Finance Ltd, 4.0500%, 4/27/29 (144A)	$12,756,000	$12,306,358
Diageo Capital PLC, 1.3750%, 9/29/25	11,362,000	10,495,717
GE Healthcare Holding LLC, 5.6500%, 11/15/27 (144A)	22,545,000	23,302,962
GE Healthcare Holding LLC, 5.8570%, 3/15/30 (144A)	26,924,000	28,167,741
GE Healthcare Holding LLC, 5.9050%, 11/22/32 (144A)	22,474,000	23,930,838
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27	10,875,000	10,310,500
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29	5,546,000	5,116,553
Hasbro Inc, 3.9000%, 11/19/29	34,171,000	31,109,155
Hasbro Inc, 6.3500%, 3/15/40	4,483,000	4,528,672
Hasbro Inc, 5.1000%, 5/15/44	5,211,000	4,549,669
HCA Inc, 5.8750%, 2/15/26	4,146,000	4,207,391
HCA Inc, 5.3750%, 9/1/26	3,180,000	3,191,326
HCA Inc, 5.6250%, 9/1/28	9,208,000	9,314,970
HCA Inc, 5.8750%, 2/1/29	6,941,000	7,091,087
HCA Inc, 3.6250%, 3/15/32 (144A)	10,927,000	9,632,484
Illumina Inc, 5.8000%, 12/12/25	11,709,000	11,817,144
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	19,216,000	18,344,362
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.6250%, 1/15/32 (144A)	9,318,000	7,724,342
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.0000%, 5/15/32 (144A)	13,810,000	10,816,130
Mondelez International Inc, 2.7500%, 4/13/30	1,182,000	1,049,571
Royalty Pharma PLC, 3.5500%, 9/2/50	14,211,000	9,796,079
		308,660,469
Electric – 0.3%
American Electric Power Co Inc, 5.6250%, 3/1/33	21,563,000	22,304,271
Duke Energy Corp, 4.3000%, 3/15/28	15,581,000	15,276,534
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	16,995,000	13,713,765
Exelon Corp, 5.1500%, 3/15/28	10,433,000	10,614,695
Exelon Corp, 5.3000%, 3/15/33	16,707,000	16,997,083
		78,906,348
Energy – 0.5%
Enbridge Inc, 5.7000%, 3/8/33	11,565,000	12,029,264
Energy Transfer LP, 5.5500%, 2/15/28	14,575,000	14,800,257
Energy Transfer Operating LP, 4.9500%, 6/15/28	626,000	621,660
EQT Corp, 5.6780%, 10/1/25	17,974,000	17,920,114
EQT Corp, 5.7000%, 4/1/28	7,749,000	7,740,592
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	11,121,000	10,558,969
Kinder Morgan Inc, 5.2000%, 6/1/33	21,573,000	21,432,689
Southwestern Energy Co, 4.7500%, 2/1/32	12,491,000	11,029,427
Venture Global Calcasieu Pass LLC, 6.2500%, 1/15/30 (144A)	22,716,000	22,886,370
		119,019,342
Finance Companies – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	10,114,000	9,776,853
Air Lease Corp, 1.8750%, 8/15/26	17,148,000	15,191,837
Ares Capital Corp, 2.8750%, 6/15/27	17,055,000	14,631,534
OWL Rock Core Income Corp, 4.7000%, 2/8/27	2,729,000	2,464,648
OWL Rock Core Income Corp, 7.7500%, 9/16/27 (144A)	16,398,000	16,154,251
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	12,708,000	10,536,711
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	12,331,000	11,036,245
		79,792,079
Insurance – 0.9%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	21,681,000	18,484,575
Athene Global Funding, 2.6460%, 10/4/31 (144A)	32,528,000	25,829,251
Brown & Brown Inc, 4.2000%, 3/17/32	6,426,000	5,777,366
Brown & Brown Inc, 4.9500%, 3/17/52	18,886,000	16,140,382

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
Centene Corp, 4.2500%, 12/15/27	$53,971,000	$51,997,820
Centene Corp, 2.4500%, 7/15/28	16,998,000	14,788,260
Centene Corp, 3.0000%, 10/15/30	18,048,000	15,197,878
Elevance Health Inc, 4.7500%, 2/15/33	19,507,000	19,604,955
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	27,945,000	22,763,132
UnitedHealth Group Inc, 5.2500%, 2/15/28	10,004,000	10,402,436
		200,986,055
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	11,528,000	9,768,993
Agree LP, 2.9000%, 10/1/30	7,437,000	6,319,948
Agree LP, 2.6000%, 6/15/33	8,647,000	6,814,970
American Tower Trust I, 5.4900%, 3/15/28 (144A)	33,827,000	34,143,397
Sun Communities Operating LP, 2.7000%, 7/15/31	21,657,000	17,516,141
		74,563,449
Technology – 1.4%
Analog Devices Inc, 2.9500%, 4/1/25	10,074,000	9,736,304
Broadcom Inc, 2.6000%, 2/15/33 (144A)	11,906,000	9,336,449
Broadcom Inc, 3.4690%, 4/15/34 (144A)	19,242,000	15,803,108
Broadcom Inc, 3.1370%, 11/15/35 (144A)	23,928,000	18,402,051
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	12,054,000	10,099,985
Equinix Inc, 2.1500%, 7/15/30	9,552,000	7,810,238
Fiserv Inc, 5.4500%, 3/2/28	17,859,000	18,240,528
Global Payments Inc, 2.1500%, 1/15/27	11,282,000	9,991,410
Leidos Inc, 2.3000%, 2/15/31	4,088,000	3,317,129
Leidos Inc, 5.7500%, 3/15/33	13,585,000	13,884,427
Marvell Technology Inc, 1.6500%, 4/15/26	13,225,000	11,989,159
Marvell Technology Inc, 4.8750%, 6/22/28	14,717,000	14,452,240
Microchip Technology Inc, 2.6700%, 9/1/23	23,076,000	22,752,295
Micron Technology Inc, 6.7500%, 11/1/29	10,141,000	10,772,995
MSCI Inc, 4.0000%, 11/15/29 (144A)	1,532,000	1,397,804
MSCI Inc, 3.6250%, 9/1/30 (144A)	25,762,000	22,395,164
MSCI Inc, 3.8750%, 2/15/31 (144A)	21,571,000	19,200,347
Total System Services Inc, 4.8000%, 4/1/26	11,686,000	11,446,449
Trimble Inc, 4.7500%, 12/1/24	18,923,000	18,811,612
Trimble Inc, 4.9000%, 6/15/28	11,312,000	11,242,357
Trimble Inc, 6.1000%, 3/15/33	35,125,000	35,458,551
TSMC Arizona Corp, 3.8750%, 4/22/27	15,891,000	15,605,797
Workday Inc, 3.5000%, 4/1/27	8,410,000	8,046,403
		320,192,802
Transportation – 0.1%
GXO Logistics Inc, 1.6500%, 7/15/26	14,940,000	13,138,451
GXO Logistics Inc, 2.6500%, 7/15/31	2,271,000	1,766,478
		14,904,929
Total Corporate Bonds (cost $2,066,308,742)		1,940,851,347
Mortgage-Backed Securities– 11.4%
Fannie Mae:
3.0000%, TBA, 30 Year Maturity	33,819,226	30,244,432
5.0000%, TBA, 30 Year Maturity	41,785,012	41,655,938
3.0000%, TBA, 15 Year Maturity	73,116,241	69,309,078
2.5000%, TBA, 15 Year Maturity	37,583,400	34,864,316
4.0000%, TBA, 15 Year Maturity	65,269,000	64,253,937
3.5000%, TBA, 30 Year Maturity	93,061	86,212
4.5000%, TBA, 30 Year Maturity	22,828,836	22,357,215
		262,771,128
Fannie Mae Pool:
7.5000%, 7/1/28	31,940	33,082
3.0000%, 10/1/34	1,240,253	1,180,753

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
2.5000%, 11/1/34	$887,672	$827,518
3.0000%, 11/1/34	529,605	504,197
3.0000%, 12/1/34	552,816	526,296
6.0000%, 2/1/37	203,216	214,950
4.5000%, 11/1/42	1,148,665	1,152,945
3.0000%, 1/1/43	644,765	593,027
3.0000%, 2/1/43	155,038	142,597
3.0000%, 5/1/43	1,502,988	1,381,691
5.0000%, 7/1/44	122,236	125,100
4.5000%, 10/1/44	2,861,921	2,901,278
4.5000%, 3/1/45	4,305,385	4,364,592
4.5000%, 6/1/45	2,228,495	2,239,393
3.5000%, 12/1/45	1,297,470	1,224,045
3.0000%, 1/1/46	251,414	229,691
4.5000%, 2/1/46	5,023,378	5,042,097
3.5000%, 7/1/46	2,881,063	2,731,758
3.0000%, 2/1/47	42,760,847	39,309,895
3.0000%, 3/1/47	5,081,796	4,647,883
3.5000%, 3/1/47	1,136,978	1,072,635
3.5000%, 7/1/47	1,008,062	951,015
3.5000%, 8/1/47	927,078	871,102
3.5000%, 8/1/47	901,314	858,836
4.0000%, 10/1/47	4,229,559	4,109,133
3.5000%, 12/1/47	426,946	406,825
3.5000%, 12/1/47	266,933	254,353
3.5000%, 1/1/48	2,591,510	2,448,035
4.0000%, 1/1/48	9,273,876	9,121,227
4.0000%, 1/1/48	3,462,785	3,392,710
3.0000%, 2/1/48	3,230,353	2,959,005
3.5000%, 3/1/48	418,850	398,808
4.0000%, 3/1/48	2,629,909	2,586,602
4.5000%, 3/1/48	117,871	117,188
5.0000%, 5/1/48	2,668,696	2,699,102
4.5000%, 6/1/48	4,494,949	4,468,909
3.5000%, 7/1/48	25,828,522	24,288,791
4.0000%, 7/1/48	5,196,300	5,040,731
4.5000%, 8/1/48	66,602	66,216
4.0000%, 10/1/48	2,021,628	1,975,476
4.0000%, 11/1/48	6,029,896	5,849,371
4.0000%, 12/1/48	965,287	936,388
4.0000%, 2/1/49	1,410,822	1,368,585
3.5000%, 5/1/49	10,747,765	10,064,042
4.0000%, 6/1/49	807,509	781,740
4.5000%, 6/1/49	401,922	398,842
3.0000%, 8/1/49	3,158,599	2,852,025
3.0000%, 8/1/49	1,662,618	1,501,245
4.5000%, 8/1/49	578,857	574,421
3.0000%, 9/1/49	11,450,920	10,339,495
3.0000%, 9/1/49	683,503	625,485
4.0000%, 11/1/49	13,189,181	12,794,319
4.0000%, 11/1/49	1,176,797	1,148,078
3.5000%, 12/1/49	33,664,409	31,631,756
4.5000%, 1/1/50	10,347,666	10,287,720
4.5000%, 1/1/50	780,966	774,981
2.5000%, 3/1/50	2,721,795	2,368,997
4.0000%, 3/1/50	19,231,755	18,792,717
4.0000%, 3/1/50	10,408,110	10,096,509
4.0000%, 3/1/50	3,991,296	3,871,803
4.5000%, 7/1/50	16,762,590	16,464,390

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
2.5000%, 8/1/50	$55,634,228	$48,683,491
2.5000%, 8/1/50	2,384,000	2,088,606
4.0000%, 9/1/50	21,881,069	21,182,813
4.0000%, 10/1/50	21,047,380	20,533,731
4.5000%, 10/1/50	12,933,643	12,858,716
3.5000%, 2/1/51	13,929,936	13,043,778
4.0000%, 3/1/51	53,994,431	52,271,391
4.0000%, 3/1/51	1,051,094	1,017,553
4.0000%, 3/1/51	515,012	499,593
4.0000%, 10/1/51	50,199,898	48,597,947
4.0000%, 10/1/51	7,512,055	7,272,334
3.0000%, 12/1/51	145,284,673	131,149,917
2.5000%, 1/1/52	14,116,605	12,292,409
3.5000%, 1/1/52	2,863,749	2,699,554
2.5000%, 2/1/52	69,344,001	60,313,151
3.5000%, 2/1/52	7,484,179	7,052,749
2.5000%, 3/1/52	28,628,314	24,885,231
2.5000%, 3/1/52	28,034,891	24,383,834
2.5000%, 3/1/52	10,323,595	8,988,816
2.5000%, 3/1/52	2,489,606	2,162,743
2.5000%, 3/1/52	2,339,734	2,033,819
2.5000%, 3/1/52	1,973,884	1,716,820
2.5000%, 3/1/52	808,329	703,789
3.0000%, 3/1/52	13,577,809	12,246,150
3.5000%, 3/1/52	49,021,647	46,077,491
3.5000%, 3/1/52	18,860,379	17,662,235
3.5000%, 3/1/52	4,799,167	4,520,301
3.0000%, 4/1/52	20,599,520	18,568,181
3.0000%, 4/1/52	11,472,332	10,374,929
3.0000%, 4/1/52	9,754,369	8,794,750
3.5000%, 4/1/52	9,815,595	9,155,502
3.5000%, 4/1/52	7,232,370	6,798,006
3.5000%, 4/1/52	5,522,132	5,147,638
3.5000%, 4/1/52	3,275,902	3,055,600
3.5000%, 4/1/52	1,988,891	1,854,255
3.5000%, 4/1/52	1,615,988	1,506,397
4.0000%, 4/1/52	8,096,719	7,845,856
4.5000%, 4/1/52	1,593,903	1,561,942
4.5000%, 4/1/52	1,227,076	1,202,470
4.5000%, 4/1/52	703,692	689,581
4.5000%, 4/1/52	638,742	625,934
4.5000%, 4/1/52	558,627	547,425
4.5000%, 4/1/52	359,698	352,212
3.5000%, 5/1/52	8,786,222	8,222,600
3.5000%, 5/1/52	5,500,658	5,129,890
4.5000%, 5/1/52	1,946,790	1,907,752
3.5000%, 6/1/52	30,373,714	28,521,209
3.5000%, 6/1/52	17,642,861	16,601,242
4.0000%, 6/1/52	6,249,096	5,977,642
4.0000%, 6/1/52	1,674,795	1,602,043
3.5000%, 7/1/52	39,252,786	36,722,585
3.5000%, 7/1/52	4,431,820	4,161,522
3.5000%, 7/1/52	1,619,090	1,522,997
4.0000%, 7/1/52	2,671,429	2,555,385
4.5000%, 7/1/52	7,941,122	7,783,434
3.5000%, 8/1/52	7,829,213	7,322,116
3.5000%, 8/1/52	2,888,626	2,711,550
4.5000%, 8/1/52	30,279,587	29,678,321
5.0000%, 9/1/52	14,125,528	14,082,269

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
5.5000%, 9/1/52	$37,981,920	$38,509,493
5.0000%, 10/1/52	6,170,993	6,226,568
5.0000%, 10/1/52	2,713,222	2,737,657
5.5000%, 10/1/52	6,425,420	6,585,508
4.5000%, 11/1/52	20,667,583	20,518,540
5.0000%, 11/1/52	15,307,398	15,445,256
5.5000%, 11/1/52	13,775,628	14,118,845
4.5000%, 12/1/52	9,449,048	9,308,587
5.0000%, 1/1/53	11,890,068	11,918,935
5.0000%, 3/1/53	3,327,853	3,323,241
5.0000%, 4/1/53	1,039,671	1,038,230
5.0000%, 4/1/53	830,413	829,262
3.5000%, 8/1/56	10,566,656	9,959,626
3.0000%, 2/1/57	10,604,872	9,615,872
3.0000%, 6/1/57	195,678	177,367
		1,270,817,580
Freddie Mac Gold Pool:
3.5000%, 1/1/47	771,090	731,998
Freddie Mac Pool:
3.0000%, 5/1/31	10,998,906	10,612,550
3.0000%, 9/1/32	2,521,558	2,414,846
3.0000%, 10/1/32	1,226,682	1,174,769
3.0000%, 12/1/32	830,027	787,284
3.0000%, 1/1/33	1,659,208	1,588,990
2.5000%, 12/1/33	11,463,405	10,797,409
3.0000%, 10/1/34	2,918,348	2,778,380
3.0000%, 10/1/34	1,349,224	1,284,513
2.5000%, 11/1/34	3,635,047	3,388,645
2.5000%, 11/1/34	911,817	850,009
6.0000%, 4/1/40	3,170,450	3,357,183
3.5000%, 7/1/42	571,875	542,383
3.5000%, 8/1/42	633,427	600,761
3.5000%, 8/1/42	575,097	545,439
3.5000%, 2/1/43	1,388,162	1,317,144
3.0000%, 3/1/43	6,855,565	6,302,426
3.0000%, 6/1/43	221,836	199,436
3.5000%, 2/1/44	1,736,915	1,648,053
4.5000%, 5/1/44	917,805	922,301
3.5000%, 12/1/44	10,394,782	9,862,981
3.0000%, 1/1/45	2,690,192	2,468,063
4.0000%, 4/1/45	23,028	22,581
3.0000%, 1/1/46	488,115	449,055
3.5000%, 7/1/46	1,953,869	1,846,775
4.0000%, 3/1/47	1,055,855	1,032,882
3.0000%, 4/1/47	1,213,343	1,107,953
3.5000%, 4/1/47	451,354	427,979
3.5000%, 9/1/47	3,673,718	3,451,964
3.5000%, 12/1/47	6,184,147	5,860,063
3.5000%, 2/1/48	2,209,952	2,083,239
4.0000%, 3/1/48	2,413,064	2,373,333
4.5000%, 3/1/48	93,831	93,288
4.0000%, 4/1/48	2,293,099	2,246,680
4.0000%, 4/1/48	2,208,341	2,142,236
4.0000%, 5/1/48	3,996,880	3,877,237
4.5000%, 7/1/48	608,373	604,848
5.0000%, 9/1/48	110,840	112,104
4.0000%, 11/1/48	545,520	529,191
4.0000%, 12/1/48	6,694,333	6,493,945
4.5000%, 12/1/48	2,126,442	2,134,618

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.5000%, 6/1/49	$424,985	$421,729
4.5000%, 7/1/49	3,784,147	3,755,151
4.5000%, 7/1/49	649,859	644,879
3.0000%, 8/1/49	1,144,598	1,033,521
4.5000%, 8/1/49	3,251,643	3,226,728
3.0000%, 12/1/49	1,300,860	1,174,618
3.0000%, 12/1/49	1,064,359	961,068
4.5000%, 1/1/50	2,198,053	2,181,211
4.5000%, 1/1/50	639,126	634,229
3.5000%, 3/1/50	599,631	560,438
4.0000%, 3/1/50	6,668,300	6,468,691
4.5000%, 3/1/50	7,811,440	7,657,865
4.0000%, 6/1/50	10,813,022	10,582,661
2.5000%, 8/1/50	1,168,214	1,023,829
2.5000%, 8/1/50	416,301	364,719
2.5000%, 9/1/50	2,162,070	1,893,508
4.5000%, 9/1/50	19,509,500	19,396,445
4.0000%, 10/1/50	1,987,640	1,924,211
2.5000%, 6/1/51	17,125,569	14,954,116
2.5000%, 11/1/51	15,347,307	13,402,793
2.5000%, 1/1/52	4,431,354	3,862,423
2.5000%, 1/1/52	2,663,456	2,318,815
2.5000%, 2/1/52	6,415,214	5,579,743
3.0000%, 2/1/52	3,555,823	3,208,035
3.0000%, 2/1/52	2,696,436	2,440,299
2.5000%, 3/1/52	965,437	839,143
3.0000%, 3/1/52	3,839,256	3,473,220
4.5000%, 3/1/52	302,585	296,518
3.5000%, 4/1/52	4,042,971	3,771,055
3.5000%, 4/1/52	3,944,850	3,679,533
3.5000%, 4/1/52	3,128,459	2,949,109
3.5000%, 4/1/52	1,320,769	1,231,352
3.5000%, 4/1/52	1,155,106	1,076,762
3.5000%, 6/1/52	17,585,353	16,462,628
3.5000%, 6/1/52	5,995,349	5,649,786
3.5000%, 7/1/52	63,628,362	59,526,508
4.0000%, 7/1/52	6,002,681	5,741,875
3.5000%, 8/1/52	11,281,083	10,553,839
4.0000%, 8/1/52	6,817,498	6,524,130
4.5000%, 8/1/52	67,230,732	65,895,921
4.5000%, 8/1/52	28,496,451	28,004,217
4.5000%, 8/1/52	14,716,733	14,424,544
5.0000%, 8/1/52	15,181,896	15,421,834
4.0000%, 9/1/52	15,437,852	14,779,968
5.5000%, 9/1/52	9,823,411	10,018,026
4.5000%, 10/1/52	13,132,214	13,037,520
5.0000%, 10/1/52	18,967,457	19,138,262
5.0000%, 10/1/52	12,294,022	12,404,731
5.0000%, 10/1/52	372,830	376,187
5.5000%, 11/1/52	42,399,330	43,455,860
5.0000%, 3/1/53	5,240,214	5,232,933
5.0000%, 3/1/53	938,589	937,285
		574,908,007
Ginnie Mae:
5.0000%, TBA, 30 Year Maturity	18,848,683	18,867,532
4.5000%, TBA, 30 Year Maturity	23,627,806	23,273,956
3.5000%, TBA, 30 Year Maturity	143,916,177	134,929,043
3.0000%, TBA, 30 Year Maturity	63,950,000	58,171,478
2.5000%, TBA, 30 Year Maturity	175,353,910	154,317,754

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae– (continued)
4.0000%, TBA, 30 Year Maturity	$47,949,459	$46,145,265
		435,705,028
Ginnie Mae I Pool:
6.0000%, 1/15/34	56,646	59,888
4.0000%, 1/15/45	9,628,797	9,487,070
4.5000%, 8/15/46	11,646,804	11,599,870
4.0000%, 7/15/47	1,969,619	1,920,298
4.0000%, 8/15/47	241,351	235,307
4.0000%, 11/15/47	315,343	307,447
4.0000%, 12/15/47	853,903	832,521
		24,442,401
Ginnie Mae II Pool:
4.0000%, 8/20/47	1,188,141	1,160,380
4.0000%, 8/20/47	239,459	233,864
4.0000%, 8/20/47	154,728	151,113
4.5000%, 2/20/48	1,215,837	1,214,051
4.5000%, 5/20/48	2,027,176	2,024,203
4.5000%, 5/20/48	409,712	409,111
4.0000%, 6/20/48	9,312,081	9,078,450
5.0000%, 8/20/48	3,563,291	3,618,542
3.0000%, 7/20/51	24,044,667	21,978,671
3.0000%, 8/20/51	54,201,228	49,528,981
		89,397,366
Total Mortgage-Backed Securities (cost $2,724,314,105)		2,658,773,508
United States Treasury Notes/Bonds– 11.0%
4.1250%, 1/31/25	45,269,000	45,256,622
4.6250%, 2/28/25	10,448,000	10,549,623
4.6250%, 3/15/26	90,545,000	92,610,558
0.8750%, 6/30/26	235,686,000	214,906,965
3.5000%, 1/31/28	170,161,900	169,271,208
4.0000%, 2/29/28	259,772,800	264,460,889
3.6250%, 3/31/28	194,929,000	195,248,804
4.0000%, 2/28/30	4,976,000	5,107,397
3.6250%, 3/31/30	106,320,000	106,818,375
3.5000%, 2/15/33	487,035,000	487,795,992
4.0000%, 11/15/42	304,894,000	313,183,306
3.8750%, 2/15/43	318,901,100	321,741,313
4.0000%, 11/15/52	310,609,000	329,633,801
Total United States Treasury Notes/Bonds (cost $2,537,406,872)		2,556,584,853
Common Stocks– 60.3%
Aerospace & Defense – 1.2%
General Dynamics Corp	784,285	178,981,680
L3Harris Technologies Inc	458,029	89,883,611
		268,865,291
Air Freight & Logistics – 1.5%
United Parcel Service Inc	1,841,919	357,313,867
Banks – 2.2%
Bank of America Corp	7,805,644	223,241,418
JPMorgan Chase & Co	2,133,809	278,056,651
		501,298,069
Beverages – 1.4%
Constellation Brands Inc - Class A	423,129	95,580,610
Monster Beverage Corp	4,162,518	224,817,597
		320,398,207
Biotechnology – 1.2%
AbbVie Inc	1,754,822	279,665,982
Building Products – 0.5%
Trane Technologies PLC	587,106	108,015,762

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Capital Markets – 2.5%
Charles Schwab Corp	988,997	$51,803,663
CME Group Inc	890,052	170,462,759
Goldman Sachs Group Inc	368,374	120,498,819
Morgan Stanley	2,634,798	231,335,264
		574,100,505
Chemicals – 0.8%
Corteva Inc	2,305,299	139,032,583
Sherwin-Williams Co	246,213	55,341,296
		194,373,879
Communications Equipment – 0.3%
Cisco Systems Inc	1,227,159	64,149,737
Consumer Finance – 1.1%
American Express Co	1,562,272	257,696,766
Diversified Financial Services – 2.2%
Mastercard Inc	1,391,078	505,531,656
Electrical Equipment – 0.4%
Rockwell Automation Inc	288,594	84,687,909
Electronic Equipment, Instruments & Components – 0.6%
TE Connectivity Ltd	1,000,020	131,152,623
Entertainment – 0.9%
Walt Disney Co*	1,993,619	199,621,070
Food & Staples Retailing – 2.3%
Costco Wholesale Corp	308,283	153,176,574
Dollar General Corp	1,056,418	222,333,732
Sysco Corp	2,048,571	158,211,138
		533,721,444
Food Products – 0.6%
Hershey Co	547,314	139,242,155
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	1,897,414	192,132,142
Edwards Lifesciences Corp*	866,978	71,725,090
Stryker Corp	498,386	142,274,251
		406,131,483
Health Care Providers & Services – 2.2%
HCA Healthcare Inc	222,104	58,564,383
UnitedHealth Group Inc	955,289	451,460,028
		510,024,411
Hotels, Restaurants & Leisure – 3.8%
Booking Holdings Inc*	60,737	161,099,426
Hilton Worldwide Holdings Inc	1,565,564	220,541,001
McDonald's Corp	1,079,828	301,930,707
Starbucks Corp	2,015,122	209,834,654
		893,405,788
Household Products – 0.9%
Procter & Gamble Co	1,474,146	219,190,769
Industrial Conglomerates – 0.7%
Honeywell International Inc	900,554	172,113,880
Information Technology Services – 1.1%
Accenture PLC	890,805	254,600,977
Insurance – 1.6%
Progressive Corp/The	2,547,898	364,502,288
Interactive Media & Services – 2.2%
Alphabet Inc - Class C*	4,993,825	519,357,800
Leisure Products – 0.1%
Hasbro Inc	579,852	31,132,254
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific Inc	444,817	256,379,174
Machinery – 2.0%
Cummins Inc	191,166	45,665,734

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Machinery– (continued)
Deere & Co	739,945	$305,508,492
Illinois Tool Works Inc	95,713	23,301,330
Parker-Hannifin Corp	278,871	93,731,332
		468,206,888
Media – 1.2%
Comcast Corp - Class A	7,084,296	268,565,661
Multiline Retail – 0.8%
Amazon.com Inc*	1,791,306	185,023,997
Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp	773,825	126,257,287
ConocoPhillips	2,076,834	206,042,701
		332,299,988
Pharmaceuticals – 2.8%
Eli Lilly & Co	800,379	274,866,156
Merck & Co Inc	2,475,784	263,398,660
Zoetis Inc	703,921	117,160,611
		655,425,427
Professional Services – 0.5%
Automatic Data Processing Inc	472,449	105,181,321
Real Estate Management & Development – 0.2%
CBRE Group Inc*	754,041	54,901,725
Semiconductor & Semiconductor Equipment – 4.5%
Advanced Micro Devices Inc*	1,105,769	108,376,420
KLA Corp	251,968	100,578,067
Lam Research Corp	569,726	302,023,147
NVIDIA Corp	1,189,684	330,458,525
Texas Instruments Inc	1,053,039	195,875,784
		1,037,311,943
Software – 5.6%
Cadence Design Systems Inc*	295,711	62,125,924
Intuit Inc	127,374	56,787,150
Microsoft Corp	4,140,704	1,193,764,963
		1,312,678,037
Specialty Retail – 1.8%
Home Depot Inc	745,866	220,119,974
TJX Cos Inc	2,562,994	200,836,210
		420,956,184
Technology Hardware, Storage & Peripherals – 3.3%
Apple Inc	4,720,963	778,486,799
Textiles, Apparel & Luxury Goods – 1.1%
NIKE Inc - Class B	2,079,616	255,044,106
Total Common Stocks (cost $7,925,559,308)		14,020,755,822
Investment Companies– 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $752,396,569)	752,322,743	752,473,208
Total Investments (total cost $18,003,323,867) – 102.5%		23,831,148,735
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(586,567,254)
Net Assets – 100%		$23,244,581,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$23,497,797,980	98.6%
Australia	76,278,257	0.3
Japan	56,373,336	0.2
Canada	54,799,909	0.2
France	34,221,328	0.2
Netherlands	31,348,860	0.1
Finland	30,419,927	0.1
Taiwan	15,605,797	0.1
Germany	14,030,771	0.1
United Kingdom	10,495,717	0.1
Ireland	9,776,853	0.0

Total	$23,831,148,735	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$23,297,678	$63,217	$47,862	$752,473,208

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,202,737,581	3,098,363,983	(3,548,739,435)	752,473,208

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	2,134	6/30/23	$245,243,281	$5,105,420
2 Year US Treasury Note	5,055	7/6/23	1,043,620,552	9,103,864
5 Year US Treasury Note	6,120	7/6/23	670,187,813	13,174,493
Ultra Long Term US Treasury Bond	1,105	6/30/23	155,943,125	6,129,297
Total - Futures Long				33,513,074
Futures Short:
Ultra 10-Year Treasury Note	1,519	6/30/23	(184,012,609)	(5,874,266)
Total				$27,638,808

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$33,513,074

Liability Derivatives:
*Futures contracts	$ 5,874,266

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(28,808,722)	$(28,808,722)
Swap contracts	(8,467,505)	-	$ (8,467,505)

Total	$(8,467,505)	$(28,808,722)	$(37,276,227)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 58,077,616	$ 58,077,616

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2023

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Futures contracts:
Average notional amount of contracts - long	$1,594,800,835
Average notional amount of contracts - short	(229,416,784)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $2,406,784,062, which represents 10.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

24	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,901,709,997	$-
Corporate Bonds	-	1,940,851,347	-
Mortgage-Backed Securities	-	2,658,773,508	-
United States Treasury Notes/Bonds	-	2,556,584,853	-
Common Stocks	14,020,755,822	-	-
Investment Companies	-	752,473,208	-
Total Investments in Securities	$14,020,755,822	$9,810,392,913	$-
Other Financial Instruments(a):
Futures Contracts	33,513,074	-	-
Total Assets	$14,054,268,896	$9,810,392,913	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$5,874,266	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $17,250,927,298)	$23,078,675,527
Affiliated investments, at value (cost $752,396,569)	752,473,208
Deposits with brokers for centrally cleared derivatives	18,558,515
Deposits with brokers for futures	24,220,000
Variation margin receivable on futures contracts	4,061,731
Trustees' deferred compensation	571,336
Receivables:
Investments sold	586,018,168
TBA investments sold	64,799,082
Interest	49,901,314
Fund shares sold	20,904,017
Dividends	6,760,017
Dividends from affiliates	3,356,387
Other assets	182,655
Total Assets	24,610,481,957
Liabilities:
Due to custodian	4,383
Variation margin payable on futures contracts	830,703
Payables:	—
TBA investments purchased	756,312,849
Investments purchased	538,871,903
Fund shares repurchased	37,888,032
Dividends	13,102,554
Advisory fees	11,343,499
Transfer agent fees and expenses	2,990,191
12b-1 Distribution and shareholder servicing fees	2,641,908
Trustees' deferred compensation fees	571,336
Trustees' fees and expenses	156,000
Professional fees	66,182
Affiliated fund administration fees payable	51,561
Custodian fees	25,712
Accrued expenses and other payables	1,043,663
Total Liabilities	1,365,900,476
Net Assets	$23,244,581,481

See Notes to Financial Statements.

26	MARCH 31, 2023

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,602,916,665
Total distributable earnings (loss)	5,641,664,816
Total Net Assets	$23,244,581,481
Net Assets - Class A Shares	$1,875,053,998
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,927,395
Net Asset Value Per Share(1)	$39.12
Maximum Offering Price Per Share(2)	$41.51
Net Assets - Class C Shares	$2,209,701,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,223,963
Net Asset Value Per Share(1)	$38.61
Net Assets - Class D Shares	$2,098,858,872
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,470,654
Net Asset Value Per Share	$39.25
Net Assets - Class I Shares	$9,913,459,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	252,457,951
Net Asset Value Per Share	$39.27
Net Assets - Class N Shares	$1,953,775,402
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,811,997
Net Asset Value Per Share	$39.22
Net Assets - Class R Shares	$391,363,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,076,384
Net Asset Value Per Share	$38.84
Net Assets - Class S Shares	$377,155,577
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,642,906
Net Asset Value Per Share	$39.11
Net Assets - Class T Shares	$4,425,214,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112,914,246
Net Asset Value Per Share	$39.19

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Interest	$177,202,862
Dividends	103,323,279
Dividends from affiliates	23,297,678
Other income	357,482
Foreign withholding tax income	211,021
Total Investment Income	304,392,322
Expenses:
Advisory fees	62,979,378
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,289,524
Class C Shares	10,467,595
Class R Shares	953,590
Class S Shares	475,057
Transfer agent administrative fees and expenses:
Class D Shares	1,205,195
Class R Shares	477,445
Class S Shares	475,409
Class T Shares	5,489,787
Transfer agent networking and omnibus fees:
Class A Shares	616,272
Class C Shares	744,803
Class I Shares	4,447,109
Other transfer agent fees and expenses:
Class A Shares	64,349
Class C Shares	50,166
Class D Shares	106,757
Class I Shares	274,572
Class N Shares	41,111
Class R Shares	1,865
Class S Shares	1,888
Class T Shares	18,371
Shareholder reports expense	388,805
Trustees’ fees and expenses	348,926
Affiliated fund administration fees	286,270
Registration fees	221,689
Custodian fees	165,868
Professional fees	153,344
Other expenses	643,565
Total Expenses	93,388,710
Less: Excess Expense Reimbursement and Waivers	(268,800)
Net Expenses	93,119,910
Net Investment Income/(Loss)	211,272,412

See Notes to Financial Statements.

28	MARCH 31, 2023

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$(126,707,572)
Investments in affiliates	63,217
Futures contracts	(28,808,722)
Swap contracts	(8,467,505)
Total Net Realized Gain/(Loss) on Investments	(163,920,582)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	2,265,957,403
Investments in affiliates	47,862
Futures contracts	58,077,616
Total Change in Unrealized Net Appreciation/Depreciation	2,324,082,881
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,371,434,711

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$211,272,412	$230,064,671
Net realized gain/(loss) on investments	(163,920,582)	337,478,101
Change in unrealized net appreciation/depreciation	2,324,082,881	(4,673,512,240)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,371,434,711	(4,105,969,468)
Dividends and Distributions to Shareholders:
Class A Shares	(33,465,281)	(93,860,314)
Class C Shares	(33,110,223)	(112,296,142)
Class D Shares	(39,082,244)	(111,180,078)
Class I Shares	(187,519,995)	(566,344,120)
Class N Shares	(37,411,924)	(94,817,591)
Class R Shares	(6,210,121)	(20,085,711)
Class S Shares	(6,597,906)	(23,632,020)
Class T Shares	(81,250,468)	(254,266,348)
Net Decrease from Dividends and Distributions to Shareholders	(424,648,162)	(1,276,482,324)
Capital Share Transactions:
Class A Shares	(28,183,073)	201,004,623
Class C Shares	(160,813,186)	(98,921,615)
Class D Shares	(20,369,308)	41,772,637
Class I Shares	(375,994,094)	118,058,604
Class N Shares	17,857,813	577,810,669
Class R Shares	(9,341,187)	(13,564,711)
Class S Shares	(28,509,489)	(96,353,423)
Class T Shares	(238,053,195)	(291,459,655)
Net Increase/(Decrease) from Capital Share Transactions	(843,405,719)	438,347,129
Net Increase/(Decrease) in Net Assets	1,103,380,830	(4,944,104,663)
Net Assets:
Beginning of period	22,141,200,651	27,085,305,314
End of period	$23,244,581,481	$22,141,200,651

See Notes to Financial Statements.

30	MARCH 31, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.92	$44.26	$38.77	$35.45	$35.22	$32.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.34	0.34	0.49	0.60	0.50
Net realized and unrealized gain/(loss)	3.56	(6.67)	6.02	3.75	1.82	3.87
Total from Investment Operations	3.90	(6.33)	6.36	4.24	2.42	4.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.33)	(0.41)	(0.53)	(0.60)	(0.50)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.70)	(2.01)	(0.87)	(0.92)	(2.19)	(1.61)
Net Asset Value, End of Period	$39.12	$35.92	$44.26	$38.77	$35.45	$35.22
Total Return*	10.91%	(15.13)%	16.58%	12.14%	7.73%	13.81%
Net Assets, End of Period (in thousands)	$1,875,054	$1,748,525	$1,963,351	$1,519,093	$1,082,508	$768,529
Average Net Assets for the Period (in thousands)	$1,835,646	$2,006,053	$1,788,265	$1,249,156	$905,165	$666,296
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.89%	0.89%	0.90%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.89%	0.89%	0.90%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	1.77%	0.80%	0.80%	1.34%	1.78%	1.48%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.46	$43.74	$38.34	$35.09	$34.90	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.03	0.04	0.23	0.37	0.27
Net realized and unrealized gain/(loss)	3.52	(6.57)	5.95	3.71	1.79	3.84
Total from Investment Operations	3.72	(6.54)	5.99	3.94	2.16	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.06)	(0.13)	(0.30)	(0.38)	(0.29)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.57)	(1.74)	(0.59)	(0.69)	(1.97)	(1.40)
Net Asset Value, End of Period	$38.61	$35.46	$43.74	$38.34	$35.09	$34.90
Total Return*	10.53%	(15.75)%	15.76%	11.37%	6.98%	13.06%
Net Assets, End of Period (in thousands)	$2,209,701	$2,180,941	$2,817,466	$2,415,890	$1,992,062	$1,594,610
Average Net Assets for the Period (in thousands)	$2,233,162	$2,683,015	$2,671,210	$2,207,746	$1,743,474	$1,403,777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.60%	1.60%	1.61%	1.62%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.60%	1.60%	1.61%	1.62%	1.62%
Ratio of Net Investment Income/(Loss)	1.08%	0.08%	0.10%	0.64%	1.10%	0.81%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	MARCH 31, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.04	$44.40	$38.89	$35.54	$35.30	$32.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.41	0.42	0.56	0.68	0.58
Net realized and unrealized gain/(loss)	3.58	(6.68)	6.04	3.77	1.82	3.89
Total from Investment Operations	3.95	(6.27)	6.46	4.33	2.50	4.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.41)	(0.49)	(0.59)	(0.67)	(0.58)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.74)	(2.09)	(0.95)	(0.98)	(2.26)	(1.69)
Net Asset Value, End of Period	$39.25	$36.04	$44.40	$38.89	$35.54	$35.30
Total Return*	11.00%	(14.97)%	16.80%	12.39%	7.95%	14.10%
Net Assets, End of Period (in thousands)	$2,098,859	$1,946,256	$2,362,421	$2,022,689	$1,860,900	$1,761,817
Average Net Assets for the Period (in thousands)	$2,046,999	$2,286,371	$2,246,350	$1,895,563	$1,759,287	$1,667,210
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.70%	0.70%	0.71%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.70%	0.70%	0.71%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	1.96%	0.98%	0.99%	1.54%	2.00%	1.71%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.05	$44.41	$38.90	$35.55	$35.31	$32.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.43	0.44	0.58	0.70	0.61
Net realized and unrealized gain/(loss)	3.58	(6.68)	6.04	3.77	1.83	3.88
Total from Investment Operations	3.96	(6.25)	6.48	4.35	2.53	4.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.43)	(0.51)	(0.61)	(0.70)	(0.60)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.74)	(2.11)	(0.97)	(1.00)	(2.29)	(1.71)
Net Asset Value, End of Period	$39.27	$36.05	$44.41	$38.90	$35.55	$35.31
Total Return*	11.05%	(14.93)%	16.86%	12.45%	8.02%	14.18%
Net Assets, End of Period (in thousands)	$9,913,459	$9,457,091	$11,674,873	$7,688,726	$5,225,684	$3,197,893
Average Net Assets for the Period (in thousands)	$9,782,759	$11,504,986	$9,205,809	$6,311,815	$4,116,708	$2,460,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.66%	0.65%	0.65%	0.65%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.65%	0.65%	0.65%	0.64%
Ratio of Net Investment Income/(Loss)	1.99%	1.02%	1.04%	1.59%	2.07%	1.80%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	MARCH 31, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.01	$44.37	$38.86	$35.51	$35.28	$32.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.47	0.48	0.61	0.73	0.63
Net realized and unrealized gain/(loss)	3.57	(6.69)	6.03	3.76	1.81	3.88
Total from Investment Operations	3.97	(6.22)	6.51	4.37	2.54	4.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.46)	(0.54)	(0.63)	(0.72)	(0.62)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.76)	(2.14)	(1.00)	(1.02)	(2.31)	(1.73)
Net Asset Value, End of Period	$39.22	$36.01	$44.37	$38.86	$35.51	$35.28
Total Return*	11.08%	(14.87)%	16.96%	12.53%	8.07%	14.26%
Net Assets, End of Period (in thousands)	$1,953,775	$1,777,708	$1,611,032	$1,285,159	$946,741	$2,480,945
Average Net Assets for the Period (in thousands)	$1,891,401	$1,904,719	$1,562,471	$1,142,389	$1,651,136	$2,273,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.57%	0.57%	0.58%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.57%	0.58%	0.57%
Ratio of Net Investment Income/(Loss)	2.09%	1.13%	1.12%	1.67%	2.19%	1.86%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.67	$43.96	$38.52	$35.23	$35.02	$32.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.15	0.16	0.34	0.47	0.37
Net realized and unrealized gain/(loss)	3.54	(6.61)	5.97	3.73	1.80	3.85
Total from Investment Operations	3.79	(6.46)	6.13	4.07	2.27	4.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.15)	(0.23)	(0.39)	(0.47)	(0.38)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.62)	(1.83)	(0.69)	(0.78)	(2.06)	(1.49)
Net Asset Value, End of Period	$38.84	$35.67	$43.96	$38.52	$35.23	$35.02
Total Return*	10.67%	(15.50)%	16.08%	11.71%	7.29%	13.38%
Net Assets, End of Period (in thousands)	$391,363	$368,360	$473,663	$404,420	$366,621	$345,667
Average Net Assets for the Period (in thousands)	$382,840	$456,123	$450,253	$375,839	$347,861	$339,637
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.32%	1.31%	1.32%	1.32%	1.32%
Ratio of Net Investment Income/(Loss)	1.34%	0.35%	0.38%	0.93%	1.39%	1.11%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	MARCH 31, 2023

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.91	$44.24	$38.76	$35.43	$35.20	$32.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.25	0.27	0.43	0.55	0.46
Net realized and unrealized gain/(loss)	3.57	(6.65)	6.00	3.76	1.82	3.87
Total from Investment Operations	3.87	(6.40)	6.27	4.19	2.37	4.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.25)	(0.33)	(0.47)	(0.55)	(0.46)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.67)	(1.93)	(0.79)	(0.86)	(2.14)	(1.57)
Net Asset Value, End of Period	$39.11	$35.91	$44.24	$38.76	$35.43	$35.20
Total Return*	10.81%	(15.29)%	16.35%	11.99%	7.56%	13.67%
Net Assets, End of Period (in thousands)	$377,156	$373,119	$566,156	$551,605	$551,985	$589,812
Average Net Assets for the Period (in thousands)	$381,415	$503,092	$570,377	$532,958	$549,514	$610,278
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.07%	1.07%	1.07%	1.08%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%
Ratio of Net Investment Income/(Loss)	1.59%	0.59%	0.63%	1.18%	1.64%	1.36%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Balanced Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.98	$44.34	$38.83	$35.49	$35.26	$32.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.36	0.38	0.52	0.64	0.54
Net realized and unrealized gain/(loss)	3.58	(6.68)	6.02	3.76	1.82	3.88
Total from Investment Operations	3.93	(6.32)	6.40	4.28	2.46	4.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.36)	(0.43)	(0.55)	(0.64)	(0.54)
Distributions (from capital gains)	(0.32)	(1.68)	(0.46)	(0.39)	(1.59)	(1.11)
Total Dividends and Distributions	(0.72)	(2.04)	(0.89)	(0.94)	(2.23)	(1.65)
Net Asset Value, End of Period	$39.19	$35.98	$44.34	$38.83	$35.49	$35.26
Total Return*	10.96%	(15.09)%	16.67%	12.26%	7.82%	13.97%
Net Assets, End of Period (in thousands)	$4,425,214	$4,289,200	$5,616,342	$6,473,729	$5,813,161	$5,422,276
Average Net Assets for the Period (in thousands)	$4,403,432	$5,242,961	$6,945,465	$6,067,333	$5,475,178	$5,098,558
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.83%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.81%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	1.85%	0.87%	0.89%	1.43%	1.90%	1.61%
Portfolio Turnover Rate	52%(2)	79%(2)	60%(2)	90%(2)	81%(2)	88%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

38	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	39

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

40	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	41

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is

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subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying

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equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

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During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at March 31, 2023.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed

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as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on

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forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Fund may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund will segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Proposed rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and

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Notes to Financial Statements (unaudited)

certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or

Janus Investment Fund	49

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Notes to Financial Statements (unaudited)

shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $155,144.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class A Shares paid CDSCs of $18,380 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $96,581.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

50	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 18,084,517,934	$6,207,561,126	$(460,930,325)	$ 5,746,630,801

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,012,659	$ 153,271,731	11,215,506	$ 483,931,491
Reinvested dividends and distributions	734,310	28,091,291	1,748,607	77,348,564
Shares repurchased	(5,496,419)	(209,546,095)	(8,644,941)	(360,275,432)
Net Increase/(Decrease)	(749,450)	$ (28,183,073)	4,319,172	$ 201,004,623
Class C Shares:
Shares sold	2,066,996	$ 77,822,789	8,116,014	$ 346,462,334
Reinvested dividends and distributions	803,851	30,343,738	2,307,498	102,685,111
Shares repurchased	(7,145,028)	(268,979,713)	(13,341,146)	(548,069,060)
Net Increase/(Decrease)	(4,274,181)	$ (160,813,186)	(2,917,634)	$ (98,921,615)
Class D Shares:
Shares sold	1,021,209	$ 39,122,813	3,365,077	$ 144,011,071
Reinvested dividends and distributions	982,732	37,716,661	2,435,454	107,803,525
Shares repurchased	(2,539,881)	(97,208,782)	(5,003,519)	(210,041,959)
Net Increase/(Decrease)	(535,940)	$ (20,369,308)	797,012	$ 41,772,637
Class I Shares:
Shares sold	23,684,666	$ 906,659,681	60,564,553	$ 2,612,624,805
Reinvested dividends and distributions	4,467,209	171,500,673	11,626,166	514,657,671
Shares repurchased	(38,015,874)	(1,454,154,448)	(72,736,618)	(3,009,223,872)
Net Increase/(Decrease)	(9,863,999)	$ (375,994,094)	(545,899)	$ 118,058,604
Class N Shares:
Shares sold	4,827,295	$ 184,813,858	19,919,433	$ 857,849,812
Reinvested dividends and distributions	889,530	34,114,166	1,949,229	85,765,840
Shares repurchased	(5,271,780)	(201,070,211)	(8,813,944)	(365,804,983)
Net Increase/(Decrease)	445,045	$ 17,857,813	13,054,718	$ 577,810,669
Class R Shares:
Shares sold	409,286	$ 15,588,610	1,715,273	$ 73,018,763
Reinvested dividends and distributions	162,818	6,184,905	450,411	20,015,516
Shares repurchased	(823,487)	(31,114,702)	(2,613,108)	(106,598,990)
Net Increase/(Decrease)	(251,383)	$ (9,341,187)	(447,424)	$ (13,564,711)
Class S Shares:
Shares sold	651,356	$ 24,817,958	1,674,243	$ 71,189,873
Reinvested dividends and distributions	169,988	6,497,304	525,517	23,439,800
Shares repurchased	(1,568,188)	(59,824,751)	(4,606,241)	(190,983,096)
Net Increase/(Decrease)	(746,844)	$ (28,509,489)	(2,406,481)	$ (96,353,423)
Class T Shares:
Shares sold	3,909,225	$ 150,064,854	11,382,563	$ 488,017,295
Reinvested dividends and distributions	2,095,581	80,289,471	5,661,980	251,115,612
Shares repurchased	(12,293,934)	(468,407,520)	(24,520,523)	(1,030,592,562)
Net Increase/(Decrease)	(6,289,128)	$ (238,053,195)	(7,475,980)	$ (291,459,655)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,059,368,959	$ 3,399,925,509	$ 7,290,552,379	$ 8,592,553,884

52	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	53

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	55

Janus Henderson Balanced Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	57

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

58	MARCH 31, 2023

Janus Henderson Balanced Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	63

Janus Henderson Balanced Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

64	MARCH 31, 2023

Janus Henderson Balanced Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	65

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	67

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	MARCH 31, 2023

Janus Henderson Balanced Fund

Notes

NotesPage1

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93037 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Nick Schommer portfolio manager

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Caesars Entertainment Inc	5.84%	1.53%	Cullen/Frost Bankers Inc	2.83%	-1.18%
Horizon Therapeutics PLC	3.00%	1.47%	Sweetgreen Inc - Class A	0.87%	-1.06%
Freeport-McMoRan Inc	3.76%	1.21%	Crown Holdings Inc	5.92%	-0.70%
Advanced Micro Devices Inc	3.11%	1.12%	Occidental Petroleum Corp	3.80%	-0.51%
Howmet Aerospace Inc	5.40%	1.06%	Hasbro Inc	0.60%	-0.49%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Health Care	3.54%	17.89%	15.03%
	Consumer Discretionary	1.69%	16.08%	10.46%
	Materials	1.22%	12.18%	2.69%
	Industrials	0.54%	10.13%	8.44%
	Financials	0.20%	10.02%	11.62%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-0.91%	14.00%	26.45%
	Energy	-0.58%	3.80%	5.05%
	Other**	-0.36%	1.54%	0.00%
	Communication Services	-0.19%	4.36%	7.66%
	Utilities	-0.14%	4.19%	2.99%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Caesars Entertainment Inc
Hotels, Restaurants & Leisure	5.9%
Howmet Aerospace Inc
Aerospace & Defense	5.4%
Crown Holdings Inc
Containers & Packaging	5.4%
Occidental Petroleum Corp
Oil, Gas & Consumable Fuels	4.2%
Advanced Micro Devices Inc
Semiconductor & Semiconductor Equipment	4.1%
25.0%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Investment Companies	2.6%
Corporate Bonds	1.5%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	20.11%	-12.38%	11.77%	9.89%	7.71%	1.08%	1.08%
Class A Shares at MOP	13.22%	-17.43%	10.45%	9.24%	7.44%
Class C Shares at NAV	19.76%	-13.00%	11.01%	9.11%	6.92%	1.83%	1.83%
Class C Shares at CDSC	18.76%	-13.87%	11.01%	9.11%	6.92%
Class D Shares	20.25%	-12.15%	12.02%	10.12%	7.91%	0.86%	0.86%
Class I Shares	20.28%	-12.13%	12.07%	10.20%	7.95%	0.83%	0.83%
Class N Shares	20.36%	-12.02%	12.18%	10.17%	7.92%	0.73%	0.73%
Class R Shares	19.84%	-12.76%	11.17%	9.39%	7.23%	1.63%	1.57%
Class S Shares	20.04%	-12.55%	11.50%	9.68%	7.51%	1.41%	1.31%
Class T Shares	20.19%	-12.27%	11.92%	10.03%	7.85%	0.98%	0.98%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	6.90%
Morningstar Quartile - Class T Shares	-	4th	1st	1st	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	363/415	5/363	50/284	78/158

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,201.10	$5.32	$1,000.00	$1,020.09	$4.89	0.97%
Class C Shares	$1,000.00	$1,197.60	$8.99	$1,000.00	$1,016.75	$8.25	1.64%
Class D Shares	$1,000.00	$1,202.50	$4.06	$1,000.00	$1,021.24	$3.73	0.74%
Class I Shares	$1,000.00	$1,202.80	$3.90	$1,000.00	$1,021.39	$3.58	0.71%
Class N Shares	$1,000.00	$1,203.60	$3.30	$1,000.00	$1,021.94	$3.02	0.60%
Class R Shares	$1,000.00	$1,198.40	$7.89	$1,000.00	$1,017.75	$7.24	1.44%
Class S Shares	$1,000.00	$1,200.40	$6.53	$1,000.00	$1,019.00	$5.99	1.19%
Class T Shares	$1,000.00	$1,201.90	$4.56	$1,000.00	$1,020.79	$4.18	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– 1.5%
Consumer Cyclical – 1.5%
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)((cost $64,408,986)	$65,270,000	$65,283,955
Common Stocks– 95.8%
Aerospace & Defense – 5.4%
Howmet Aerospace Inc	5,621,106	238,166,261
Banks – 2.5%
Cullen/Frost Bankers Inc	1,050,266	110,635,020
Biotechnology – 10.9%
AbbVie Inc	880,534	140,330,704
Amicus Therapeutics Inc*	6,711,624	74,431,910
Apellis Pharmaceuticals Inc*	968,013	63,850,137
Horizon Therapeutics PLC*	1,179,109	128,687,956
Madrigal Pharmaceuticals Inc*	210,509	50,997,910
Vaxcyte Inc*	552,875	20,721,755
		479,020,372
Capital Markets – 0.5%
Patria Investments Ltd - Class A	1,372,637	20,315,028
Consumer Finance – 3.4%
Capital One Financial Corp	864,187	83,100,222
OneMain Holdings Inc	1,835,999	68,078,843
		151,179,065
Containers & Packaging – 5.4%
Crown Holdings Inc	2,850,474	235,762,705
Diversified Financial Services – 0.7%
Apollo Global Management Inc	517,257	32,669,952
Electric Utilities – 1.7%
American Electric Power Co Inc	818,048	74,434,188
Entertainment – 1.0%
Liberty Media Corp-Liberty Formula One*	577,145	43,187,760
Health Care Equipment & Supplies – 5.7%
Boston Scientific Corp*	1,085,420	54,303,563
Globus Medical Inc*	1,952,013	110,562,016
Teleflex Inc	346,319	87,726,066
		252,591,645
Hotels, Restaurants & Leisure – 8.6%
Caesars Entertainment Inc*	5,272,456	257,350,513
Monarch Casino & Resort Inc	124,901	9,261,409
Sportradar Group AG - Class A*	2,726,991	31,714,905
Sweetgreen Inc - Class A*	3,282,810	25,737,230
Wynn Resorts Ltd*	499,336	55,880,692
		379,944,749
Life Sciences Tools & Services – 1.0%
Sotera Health Co*	2,559,492	45,840,502
Machinery – 0.6%
Chart Industries Inc*	211,052	26,465,921
Metals & Mining – 6.1%
Constellium SE*,£	8,143,411	124,431,320
Freeport-McMoRan Inc	3,477,703	142,272,830
		266,704,150
Multiline Retail – 3.1%
Amazon.com Inc*	1,332,123	137,594,985
Multi-Utilities – 3.0%
Sempra Energy	869,824	131,482,596
Oil, Gas & Consumable Fuels – 4.2%
Occidental Petroleum Corp	2,975,339	185,750,414
Personal Products – 3.0%
Beauty Health Co/The*,£	10,392,563	131,258,071
Pharmaceuticals – 2.3%
Catalent Inc*	1,540,044	101,196,291

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment – 11.0%
Advanced Micro Devices Inc*	1,818,086	$178,190,609
Analog Devices Inc	459,115	90,546,660
Lam Research Corp	144,038	76,357,425
Marvell Technology Inc	3,175,952	137,518,722
		482,613,416
Software – 4.6%
Ceridian HCM Holding Inc*	881,478	64,541,819
Workday Inc - Class A*	672,456	138,889,062
		203,430,881
Specialized Real Estate Investment Trusts (REITs) – 2.8%
VICI Properties Inc	3,791,871	123,690,832
Textiles, Apparel & Luxury Goods – 1.9%
Deckers Outdoor Corp*	184,734	83,047,170
Trading Companies & Distributors – 4.2%
Core & Main Inc - Class A*	4,174,342	96,427,300
Ferguson PLC	644,966	86,264,203
		182,691,503
Wireless Telecommunication Services – 2.2%
T-Mobile US Inc*	662,430	95,946,361
Total Common Stocks (cost $3,542,394,458)		4,215,619,838
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $113,468,959)	113,448,791	113,471,481
Total Investments (total cost $3,720,272,403) – 99.9%		4,394,375,274
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,669,684
Net Assets – 100%		$4,397,044,958

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,217,914,021	96.0%
Netherlands	124,431,320	2.8
Switzerland	31,714,905	0.7
Cayman Islands	20,315,028	0.5

Total	$4,394,375,274	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Common Stocks - 5.8%
Metals & Mining - 2.8%
Constellium SE*	$-	$-	$40,578,558	$124,431,320
Personal Products - 3.0%
Beauty Health Co/The*	-	(11,597,122)	22,960,310	131,258,071
Total Common Stocks	$-	$(11,597,122)	$63,538,868	$255,689,391
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,332,731	6,047	(2,167)	113,471,481
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	51,046∆	-	-	-
Total Affiliated Investments - 8.4%	$1,383,777	$(11,591,075)	$63,536,701	$369,160,872

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Common Stocks - 5.8%
Metals & Mining - 2.8%
Constellium SE*	77,042,311	6,810,451	-	124,431,320
Personal Products - 3.0%
Beauty Health Co/The*	124,219,782	14,552,795	(18,877,694)	131,258,071
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	108,427,823	551,810,148	(546,770,370)	113,471,481
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	68,142,291	109,882,505	(178,024,796)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$2,301,726

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ (553,455)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Options:
Average value of option contracts written	$(557,030)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $65,283,955, which represents 1.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$65,283,955	$-
Common Stocks	4,215,619,838	-	-
Investment Companies	-	113,471,481	-
Total Assets	$4,215,619,838	$178,755,436	$-

10	MARCH 31, 2023

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Assets:
Unaffiliated investments, at value (cost $3,393,577,381)	$4,025,214,402
Affiliated investments, at value (cost $326,695,022)	369,160,872
Trustees' deferred compensation	108,784
Receivables:
Investments sold	28,485,876
Dividends	3,778,424
Fund shares sold	3,027,281
Interest	959,106
Dividends from affiliates	249,926
Other assets	33,301
Total Assets	4,431,017,972
Liabilities:
Payables:	—
Investments purchased	27,022,389
Fund shares repurchased	3,147,783
Advisory fees	2,592,903
Transfer agent fees and expenses	659,479
Trustees' deferred compensation fees	108,784
Professional fees	38,689
12b-1 Distribution and shareholder servicing fees	34,541
Trustees' fees and expenses	28,168
Affiliated fund administration fees payable	9,696
Custodian fees	5,558
Accrued expenses and other payables	325,024
Total Liabilities	33,973,014
Net Assets	$4,397,044,958

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,613,881,548
Total distributable earnings (loss)	783,163,410
Total Net Assets	$4,397,044,958
Net Assets - Class A Shares	$61,187,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,447,163
Net Asset Value Per Share(1)	$25.00
Maximum Offering Price Per Share(2)	$26.53
Net Assets - Class C Shares	$22,357,937
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	997,267
Net Asset Value Per Share(1)	$22.42
Net Assets - Class D Shares	$2,492,249,074
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,177,348
Net Asset Value Per Share	$25.13
Net Assets - Class I Shares	$743,517,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,590,201
Net Asset Value Per Share	$25.13
Net Assets - Class N Shares	$89,040,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,550,806
Net Asset Value Per Share	$25.08
Net Assets - Class R Shares	$1,658,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,521
Net Asset Value Per Share	$23.86
Net Assets - Class S Shares	$1,869,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,999
Net Asset Value Per Share	$24.93
Net Assets - Class T Shares	$985,163,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,245,973
Net Asset Value Per Share	$25.10

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$30,662,106
Interest	1,741,206
Dividends from affiliates	1,332,731
Affiliated securities lending income, net	51,046
Unaffiliated securities lending income, net	13,569
Other income	11
Total Investment Income	33,800,669
Expenses:
Advisory fees	12,105,500
12b-1 Distribution and shareholder servicing fees:
Class A Shares	72,852
Class C Shares	104,041
Class R Shares	4,253
Class S Shares	2,111
Transfer agent administrative fees and expenses:
Class D Shares	1,399,421
Class R Shares	2,131
Class S Shares	2,092
Class T Shares	1,185,790
Transfer agent networking and omnibus fees:
Class A Shares	32,432
Class C Shares	11,596
Class I Shares	435,763
Other transfer agent fees and expenses:
Class A Shares	2,161
Class C Shares	625
Class D Shares	171,289
Class I Shares	22,886
Class N Shares	2,178
Class R Shares	72
Class S Shares	28
Class T Shares	5,222
Shareholder reports expense	182,427
Registration fees	163,816
Trustees’ fees and expenses	62,314
Affiliated fund administration fees	53,042
Professional fees	44,264
Custodian fees	10,638
Other expenses	155,138
Total Expenses	16,234,082
Less: Excess Expense Reimbursement and Waivers	(70,164)
Net Expenses	16,163,918
Net Investment Income/(Loss)	17,636,751

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$136,017,301
Investments in affiliates	(11,591,075)
Written options contracts	2,301,726
Total Net Realized Gain/(Loss) on Investments	126,727,952
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	562,786,381
Investments in affiliates	63,536,701
Written options contracts	(553,455)
Total Change in Unrealized Net Appreciation/Depreciation	625,769,627
Net Increase/(Decrease) in Net Assets Resulting from Operations	$770,134,330

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$17,636,751	$15,127,601
Net realized gain/(loss) on investments	126,727,952	26,823,065
Change in unrealized net appreciation/depreciation	625,769,627	(1,475,668,831)
Net Increase/(Decrease) in Net Assets Resulting from Operations	770,134,330	(1,433,718,165)
Dividends and Distributions to Shareholders:
Class A Shares	(147,675)	(6,096,729)
Class C Shares	—	(2,439,370)
Class D Shares	(12,243,408)	(269,945,160)
Class I Shares	(4,035,161)	(67,446,782)
Class N Shares	(561,120)	(9,363,778)
Class R Shares	—	(166,324)
Class S Shares	(2,546)	(163,299)
Class T Shares	(3,822,339)	(112,642,510)
Net Decrease from Dividends and Distributions to Shareholders	(20,812,249)	(468,263,952)
Capital Share Transactions:
Class A Shares	(3,866,298)	17,894,480
Class C Shares	(3,466,872)	11,141,869
Class D Shares	(44,960,761)	151,564,946
Class I Shares	(147,490,676)	410,367,339
Class N Shares	(10,399,087)	44,703,842
Class R Shares	(273,024)	974,674
Class S Shares	190,446	1,330,650
Class T Shares	(48,444,944)	44,527,280
Net Increase/(Decrease) from Capital Share Transactions	(258,711,216)	682,505,080
Net Increase/(Decrease) in Net Assets	490,610,865	(1,219,477,037)
Net Assets:
Beginning of period	3,906,434,093	5,125,911,130
End of period	$4,397,044,958	$3,906,434,093

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.87	$31.37	$22.46	$21.63	$21.61	$19.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.03	0.04	0.12	0.12	0.06
Net realized and unrealized gain/(loss)	4.12	(7.74)	9.28	3.17	1.36	3.10
Total from Investment Operations	4.19	(7.71)	9.32	3.29	1.48	3.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.10)	(0.14)	(0.04)	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.06)	(2.79)	(0.41)	(2.46)	(1.46)	(1.47)
Net Asset Value, End of Period	$25.00	$20.87	$31.37	$22.46	$21.63	$21.61
Total Return*	20.11%	(26.77)%	41.82%	16.01%	8.76%	16.89%
Net Assets, End of Period (in thousands)	$61,188	$54,652	$63,005	$28,123	$20,126	$14,940
Average Net Assets for the Period (in thousands)	$58,389	$66,066	$45,546	$23,713	$17,754	$13,854
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.08%	1.12%	0.97%	0.94%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%	1.12%	0.97%	0.94%	0.87%
Ratio of Net Investment Income/(Loss)	0.62%	0.11%	0.14%	0.60%	0.58%	0.31%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.72	$28.59	$20.55	$19.98	$20.16	$18.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.15)	(0.14)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain/(loss)	3.71	(6.98)	8.49	2.92	1.26	2.90
Total from Investment Operations	3.70	(7.13)	8.35	2.89	1.24	2.83
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Net Asset Value, End of Period	$22.42	$18.72	$28.59	$20.55	$19.98	$20.16
Total Return*	19.76%	(27.34)%	40.91%	15.20%	8.08%	16.10%
Net Assets, End of Period (in thousands)	$22,358	$21,790	$21,150	$7,178	$10,556	$19,126
Average Net Assets for the Period (in thousands)	$22,581	$24,560	$12,788	$9,451	$12,089	$21,999
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.82%	1.81%	1.63%	1.58%	1.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.82%	1.81%	1.63%	1.58%	1.56%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.63)%	(0.52)%	(0.15)%	(0.10)%	(0.38)%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.01	$31.54	$22.56	$21.70	$21.65	$19.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.09	0.10	0.17	0.16	0.11
Net realized and unrealized gain/(loss)	4.14	(7.79)	9.33	3.19	1.37	3.11
Total from Investment Operations	4.24	(7.70)	9.43	3.36	1.53	3.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.09)	(0.14)	(0.18)	(0.06)	(0.07)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.12)	(2.83)	(0.45)	(2.50)	(1.48)	(1.54)
Net Asset Value, End of Period	$25.13	$21.01	$31.54	$22.56	$21.70	$21.65
Total Return*	20.25%	(26.60)%	42.18%	16.29%	8.99%	17.20%
Net Assets, End of Period (in thousands)	$2,492,249	$2,122,792	$3,021,999	$2,152,848	$1,988,711	$1,925,749
Average Net Assets for the Period (in thousands)	$2,375,227	$2,758,198	$2,773,321	$1,994,412	$1,855,826	$1,841,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.86%	0.90%	0.72%	0.71%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.86%	0.90%	0.72%	0.71%	0.65%
Ratio of Net Investment Income/(Loss)	0.85%	0.33%	0.34%	0.83%	0.80%	0.53%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.01	$31.55	$22.58	$21.73	$21.68	$19.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.14	0.18	0.17	0.12
Net realized and unrealized gain/(loss)	4.15	(7.79)	9.30	3.20	1.37	3.12
Total from Investment Operations	4.25	(7.69)	9.44	3.38	1.54	3.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.16)	(0.21)	(0.07)	(0.08)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.13)	(2.85)	(0.47)	(2.53)	(1.49)	(1.55)
Net Asset Value, End of Period	$25.13	$21.01	$31.55	$22.58	$21.73	$21.68
Total Return*	20.28%	(26.57)%	42.18%	16.37%	9.05%	17.29%
Net Assets, End of Period (in thousands)	$743,518	$754,492	$679,220	$79,528	$90,754	$54,348
Average Net Assets for the Period (in thousands)	$752,283	$815,397	$316,791	$86,316	$59,058	$58,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.83%	0.85%	0.66%	0.65%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.83%	0.85%	0.66%	0.65%	0.57%
Ratio of Net Investment Income/(Loss)	0.88%	0.36%	0.48%	0.84%	0.85%	0.60%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.98	$31.50	$22.54	$21.68	$21.63	$19.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.12	0.13	0.20	0.19	0.14
Net realized and unrealized gain/(loss)	4.14	(7.77)	9.31	3.20	1.36	3.10
Total from Investment Operations	4.26	(7.65)	9.44	3.40	1.55	3.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.17)	(0.22)	(0.08)	(0.10)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.16)	(2.87)	(0.48)	(2.54)	(1.50)	(1.57)
Net Asset Value, End of Period	$25.08	$20.98	$31.50	$22.54	$21.68	$21.63
Total Return*	20.36%	(26.50)%	42.28%	16.50%	9.16%	17.37%
Net Assets, End of Period (in thousands)	$89,040	$83,560	$78,699	$48,111	$39,056	$26,808
Average Net Assets for the Period (in thousands)	$88,967	$98,909	$60,719	$39,349	$28,593	$24,664
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.73%	0.77%	0.58%	0.58%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.73%	0.77%	0.58%	0.58%	0.50%
Ratio of Net Investment Income/(Loss)	1.00%	0.46%	0.46%	0.97%	0.92%	0.69%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.91	$30.14	$21.62	$20.88	$20.97	$19.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.09)	(0.10)	0.01	0.01	(0.05)
Net realized and unrealized gain/(loss)	3.93	(7.40)	8.93	3.05	1.32	3.02
Total from Investment Operations	3.95	(7.49)	8.83	3.06	1.33	2.97
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Net Asset Value, End of Period	$23.86	$19.91	$30.14	$21.62	$20.88	$20.97
Total Return*	19.84%	(27.11)%	41.11%	15.37%	8.21%	16.26%
Net Assets, End of Period (in thousands)	$1,659	$1,628	$1,450	$410	$780	$676
Average Net Assets for the Period (in thousands)	$1,711	$1,877	$1,227	$804	$695	$667
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.62%	1.76%	1.70%	1.74%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.55%	1.61%	1.50%	1.48%	1.41%
Ratio of Net Investment Income/(Loss)	0.15%	(0.36)%	(0.33)%	0.07%	0.04%	(0.24)%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.80	$31.34	$22.41	$21.55	$21.53	$19.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.02)	(0.03)	0.05	0.07	0.02
Net realized and unrealized gain/(loss)	4.11	(7.74)	9.27	3.18	1.37	3.09
Total from Investment Operations	4.16	(7.76)	9.24	3.23	1.44	3.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	—	(0.05)	—	—
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.03)	(2.78)	(0.31)	(2.37)	(1.42)	(1.47)
Net Asset Value, End of Period	$24.93	$20.80	$31.34	$22.41	$21.55	$21.53
Total Return*	20.04%	(26.94)%	41.49%	15.71%	8.52%	16.65%
Net Assets, End of Period (in thousands)	$1,869	$1,402	$739	$451	$1,032	$1,033
Average Net Assets for the Period (in thousands)	$1,674	$1,622	$628	$756	$996	$3,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.41%	1.74%	1.46%	1.35%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.30%	1.35%	1.21%	1.18%	1.03%
Ratio of Net Investment Income/(Loss)	0.39%	(0.08)%	(0.09)%	0.27%	0.33%	0.10%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Contrarian Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.97	$31.48	$22.54	$21.68	$21.63	$19.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.06	0.07	0.15	0.14	0.09
Net realized and unrealized gain/(loss)	4.14	(7.77)	9.30	3.19	1.38	3.11
Total from Investment Operations	4.23	(7.71)	9.37	3.34	1.52	3.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.06)	(0.12)	(0.16)	(0.05)	(0.05)
Distributions (from capital gains)	—	(2.74)	(0.31)	(2.32)	(1.42)	(1.47)
Total Dividends and Distributions	(0.10)	(2.80)	(0.43)	(2.48)	(1.47)	(1.52)
Net Asset Value, End of Period	$25.10	$20.97	$31.48	$22.54	$21.68	$21.63
Total Return*	20.19%	(26.66)%	41.94%	16.22%	8.92%	17.11%
Net Assets, End of Period (in thousands)	$985,164	$866,118	$1,259,649	$773,177	$730,400	$676,452
Average Net Assets for the Period (in thousands)	$950,174	$1,149,894	$1,076,107	$731,491	$652,848	$656,674
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.98%	1.01%	0.82%	0.81%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.96%	1.00%	0.81%	0.79%	0.73%
Ratio of Net Investment Income/(Loss)	0.76%	0.23%	0.24%	0.73%	0.72%	0.44%
Portfolio Turnover Rate	21%	48%	37%	68%	76%	59%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner)

28	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

"exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

There were no written options held at March 31, 2023.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

30	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the S&P 500® Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on

32	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $6,062.

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,148.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

34	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	30	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $8,680,390 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,733,371,302	$866,035,891	$(205,031,919)	$ 661,003,972

Janus Investment Fund	35

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	307,182	$ 7,296,322	1,152,866	$ 31,636,833
Reinvested dividends and distributions	5,300	120,670	164,479	4,559,347
Shares repurchased	(484,032)	(11,283,290)	(707,120)	(18,301,700)
Net Increase/(Decrease)	(171,550)	$ (3,866,298)	610,225	$ 17,894,480
Class C Shares:
Shares sold	57,334	$ 1,203,090	617,444	$ 15,569,116
Reinvested dividends and distributions	-	-	90,315	2,258,775
Shares repurchased	(223,768)	(4,669,962)	(283,921)	(6,686,022)
Net Increase/(Decrease)	(166,434)	$ (3,466,872)	423,838	$ 11,141,869
Class D Shares:
Shares sold	1,125,072	$ 27,102,882	3,662,392	$103,307,288
Reinvested dividends and distributions	516,912	11,821,791	9,388,581	261,472,004
Shares repurchased	(3,523,136)	(83,885,434)	(7,821,632)	(213,214,346)
Net Increase/(Decrease)	(1,881,152)	$ (44,960,761)	5,229,341	$151,564,946
Class I Shares:
Shares sold	6,126,687	$ 145,959,629	29,363,877	$803,303,253
Reinvested dividends and distributions	171,713	3,925,364	2,326,660	64,774,205
Shares repurchased	(12,624,925)	(297,375,669)	(17,300,101)	(457,710,119)
Net Increase/(Decrease)	(6,326,525)	$(147,490,676)	14,390,436	$410,367,339
Class N Shares:
Shares sold	652,619	$ 15,181,955	2,203,210	$ 63,036,485
Reinvested dividends and distributions	24,281	553,853	333,560	9,266,301
Shares repurchased	(1,109,347)	(26,134,895)	(1,051,858)	(27,598,944)
Net Increase/(Decrease)	(432,447)	$ (10,399,087)	1,484,912	$ 44,703,842
Class R Shares:
Shares sold	8,181	$ 183,043	43,552	$ 1,187,322
Reinvested dividends and distributions	-	-	6,157	163,350
Shares repurchased	(20,458)	(456,067)	(16,025)	(375,998)
Net Increase/(Decrease)	(12,277)	$ (273,024)	33,684	$ 974,674
Class S Shares:
Shares sold	16,383	$ 387,065	56,730	$ 1,672,145
Reinvested dividends and distributions	112	2,546	5,902	163,299
Shares repurchased	(8,874)	(199,165)	(18,824)	(504,794)
Net Increase/(Decrease)	7,621	$ 190,446	43,808	$ 1,330,650
Class T Shares:
Shares sold	1,156,847	$ 27,835,527	5,894,110	$168,434,652
Reinvested dividends and distributions	164,102	3,749,719	3,963,364	110,260,797
Shares repurchased	(3,381,011)	(80,030,190)	(8,559,479)	(234,168,169)
Net Increase/(Decrease)	(2,060,062)	$ (48,444,944)	1,297,995	$ 44,527,280

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$876,562,465	$1,160,775,543	$ -	$ -

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Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	39

Janus Henderson Contrarian Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

40	MARCH 31, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

42	MARCH 31, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

44	MARCH 31, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

46	MARCH 31, 2023

Janus Henderson Contrarian Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	47

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

48	MARCH 31, 2023

Janus Henderson Contrarian Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	49

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

50	MARCH 31, 2023

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	51

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2023

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93038 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Matthew Culley co-portfolio manager	Daniel J. Graña co-portfolio manager

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
New Horizon Health Ltd	1.81%	0.89%	Masan Group Corp	1.72%	-0.62%
Regional SAB de CV	2.32%	0.45%	JD.Com Inc - Class A	2.72%	-0.59%
Becle SAB de CV	1.67%	0.45%	Al Rajhi Bank	2.05%	-0.51%
Structure Therapeutics Inc - Series B	0.71%	0.41%	Fertiglobe PLC	1.02%	-0.50%
Ivanhoe Mines Ltd	1.69%	0.36%	Alinma Bank	1.41%	-0.47%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Health Care	0.87%	6.08%	3.98%
	Consumer Staples	0.62%	8.50%	6.37%
	Utilities	0.48%	1.78%	2.90%
	Industrials	0.48%	5.48%	5.99%
	Financials	0.42%	23.37%	21.97%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Materials	-1.41%	6.94%	8.88%
	Communication Services	-1.06%	11.13%	9.80%
	Information Technology	-0.97%	21.09%	19.49%
	Other**	-0.40%	2.57%	0.00%
	Consumer Discretionary	-0.29%	11.11%	13.72%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	9.4%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	7.9%
Tencent Holdings Ltd
Interactive Media & Services	3.9%
Alibaba Group Holding Ltd
Multiline Retail	2.9%
JD.Com Inc - Class A
Multiline Retail	2.6%
26.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.4%
Private Placements	1.4%
Other	0.2%
100.0%

Emerging markets comprised 94.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	12.95%	-11.56%	-2.49%	1.04%	0.09%	1.75%	1.37%
Class A Shares at MOP	6.47%	-16.63%	-3.65%	0.44%	-0.40%
Class C Shares at NAV	12.67%	-12.25%	-3.20%	0.28%	-0.66%	2.64%	2.12%
Class C Shares at CDSC	11.67%	-13.13%	-3.20%	0.28%	-0.66%
Class D Shares	13.13%	-11.39%	-2.31%	1.12%	0.15%	1.55%	1.19%
Class I Shares	13.16%	-11.32%	-2.23%	1.30%	0.34%	1.45%	1.12%
Class N Shares	13.26%	-11.20%	-2.17%	1.27%	0.27%	1.35%	1.03%
Class S Shares	12.92%	-11.79%	-2.56%	0.84%	-0.14%	5.24%	1.54%
Class T Shares	13.14%	-11.49%	-2.41%	1.04%	0.06%	1.72%	1.28%
MSCI Emerging Markets Index	14.04%	-10.70%	-0.91%	2.00%	1.19%
Morningstar Quartile - Class I Shares	-	3rd	4th	3rd	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	602/839	517/699	340/509	308/390

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 31, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,129.50	$7.38	$1,000.00	$1,018.00	$6.99	1.39%
Class C Shares	$1,000.00	$1,126.70	$11.35	$1,000.00	$1,014.26	$10.75	2.14%
Class D Shares	$1,000.00	$1,131.30	$6.43	$1,000.00	$1,018.90	$6.09	1.21%
Class I Shares	$1,000.00	$1,131.60	$6.06	$1,000.00	$1,019.25	$5.74	1.14%
Class N Shares	$1,000.00	$1,132.60	$5.58	$1,000.00	$1,019.70	$5.29	1.05%
Class S Shares	$1,000.00	$1,129.20	$8.23	$1,000.00	$1,017.20	$7.80	1.55%
Class T Shares	$1,000.00	$1,131.40	$6.85	$1,000.00	$1,018.50	$6.49	1.29%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 98.4%
Automobiles – 2.2%
BYD Co Ltd	22,000	$646,441
Eicher Motors Ltd	21,282	764,601
		1,411,042
Banks – 16.9%
Al Rajhi Bank	51,262	1,007,624
Alinma Bank	197,308	1,552,737
Bank Negara Indonesia Persero Tbk PT	2,197,900	1,375,486
BDO Unibank Inc	551,890	1,310,130
HDFC Bank Ltd	81,219	1,596,864
ICICI Bank Ltd	146,281	1,568,845
NU Holdings Ltd/Cayman Islands - Class A*	140,472	668,647
Regional SAB de CV	130,858	1,000,013
Vietnam Technological & Commercial Joint Stock Bank*	756,400	918,379
		10,998,725
Beverages – 2.5%
Becle SAB de CV	468,299	1,212,577
Wuliangye Yibin Co Ltd	13,539	387,080
		1,599,657
Biotechnology – 0.2%
CANbridge Pharmaceuticals Inc*	597,481	154,598
Capital Markets – 2.4%
CITIC Securities Co Ltd	737,500	1,579,959
Chemicals – 1.0%
Fertiglobe PLC	600,748	654,997
Communications Equipment – 1.3%
Accton Technology Corp	78,000	825,564
Diversified Consumer Services – 1.0%
Fu Shou Yuan International Group Ltd	783,000	632,548
Diversified Financial Services – 2.4%
Housing Development Finance Corp Ltd	34,454	1,104,048
NHN KCP Corp	49,860	487,098
		1,591,146
Diversified Telecommunication Services – 3.7%
Saudi Telecom Co	109,074	1,166,723
Telekomunikasi Indonesia Persero Tbk PT	4,546,100	1,232,865
		2,399,588
Electrical Equipment – 1.7%
KEI Industries Ltd	27,440	568,284
Ming Yang Smart Engergy Group Ltd - Class A	169,333	554,177
		1,122,461
Electronic Equipment, Instruments & Components – 1.6%
E Ink Holdings Inc	88,000	539,029
Sinbon Electronics Co Ltd	43,000	484,540
		1,023,569
Food & Staples Retailing – 3.6%
BGF retail Co Ltd	5,209	728,123
Wal-Mart de Mexico SAB de CV	409,497	1,637,188
		2,365,311
Food Products – 2.0%
Masan Group Corp	304,960	1,014,570
Tingyi Cayman Islands Holding Corp	158,000	264,034
		1,278,604
Health Care Equipment & Supplies – 1.5%
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	20,783	947,112
Health Care Providers & Services – 2.0%
New Horizon Health Ltd (144A)*	373,500	1,301,526
Hotels, Restaurants & Leisure – 2.6%
Alamar Foods	12,280	472,476

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure– (continued)
H World Group Ltd*	159,200	$778,047
MakeMyTrip Ltd*	16,966	415,158
		1,665,681
Household Durables – 0.9%
Hangzhou Robam Appliances Co Ltd - Class A	138,276	570,994
Insurance – 2.0%
AIA Group Ltd	122,200	1,284,035
Interactive Media & Services – 3.9%
Tencent Holdings Ltd	51,800	2,531,186
Life Sciences Tools & Services – 1.1%
Syngene International Ltd (144A)	96,056	695,164
Machinery – 1.5%
Sany Heavy Industry Co Ltd	188,877	471,044
Shenzhen Inovance Technology Co Ltd - Class A	49,364	505,819
		976,863
Metals & Mining – 5.4%
Allkem Ltd*	120,602	965,829
Companhia Brasileira de Aluminio	289,287	432,683
Ivanhoe Mines Ltd*	103,010	930,772
Merdeka Copper Gold Tbk PT*	2,667,300	748,166
Solaris Resources Inc*	84,904	411,545
		3,488,995
Multiline Retail – 5.5%
Alibaba Group Holding Ltd*	149,332	1,899,209
JD.Com Inc - Class A	76,942	1,686,356
		3,585,565
Oil, Gas & Consumable Fuels – 1.4%
3R Petroleum Oleo e Gas SA*	157,310	914,763
Pharmaceuticals – 0.5%
Structure Therapeutics Inc (ADR)*	2,350	55,906
Zhaoke Ophthalmology Ltd (144A)*	516,500	254,575
		310,481
Road & Rail – 2.0%
Full Truck Alliance Co (ADR)*	170,958	1,300,990
Semiconductor & Semiconductor Equipment – 11.5%
LEENO Industrial Inc	5,412	601,124
LONGi Green Energy Technology Co Ltd - Class A	132,765	782,381
Taiwan Semiconductor Manufacturing Co Ltd	345,000	6,112,477
		7,495,982
Software – 1.4%
Linklogis Inc - Class B (144A)*	1,994,939	925,945
Technology Hardware, Storage & Peripherals – 7.9%
Samsung Electronics Co Ltd	102,842	5,100,349
Textiles, Apparel & Luxury Goods – 0.9%
Kalyan Jewellers India Ltd*	467,333	602,028
Transportation Infrastructure – 1.0%
International Container Terminal Services Inc	166,420	653,990
Water Utilities – 1.2%
China Water Affairs Group Ltd	948,000	776,643
Wireless Telecommunication Services – 1.7%
Bharti Airtel Ltd	123,197	1,124,337
Total Common Stocks (cost $64,518,082)		63,890,398
Private Placements– 1.4%
Biotechnology – 1.0%
Structure Therapeutics Inc - Series B*,¢,§	92,696	661,571

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Private Placements– (continued)
Health Care Providers & Services – 0.4%
API Holdings Private Ltd*,¢,§	758,340	$269,312
Total Private Placements (cost $926,137)		930,883
Total Investments (total cost $65,444,219) – 99.8%		64,821,281
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		107,664
Net Assets – 100%		$64,928,945

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$19,612,235	30.2%
India	8,708,641	13.4
Taiwan	7,961,610	12.3
South Korea	6,916,694	10.7
Saudi Arabia	4,199,560	6.5
Mexico	3,849,778	5.9
Indonesia	3,356,517	5.2
Brazil	2,016,093	3.1
Philippines	1,964,120	3.0
Vietnam	1,932,949	3.0
Canada	1,342,317	2.1
Hong Kong	1,284,035	2.0
Australia	965,829	1.5
United Arab Emirates	654,997	1.0
United States	55,906	0.1

Total	$64,821,281	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$24,604	$67	$(43)	$-

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,012,636	15,564,727	(16,577,387)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $3,177,210, which represents 4.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $930,883, which represents 1.4% of net assets.

§				Schedule of Restricted Securities (as of March 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$550,876	$269,312	0.4%
Structure Therapeutics Inc - Series B	7/30/21	375,261	661,571	1.0
Total		$926,137	$930,883	1.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$1,668,660	$9,330,065	$-
Beverages	1,212,577	387,080	-
Food & Staples Retailing	1,637,188	728,123	-
Hotels, Restaurants & Leisure	415,158	1,250,523	-
Metals & Mining	1,775,000	1,713,995	-
Oil, Gas & Consumable Fuels	914,763	-	-
Pharmaceuticals	55,906	254,575	-
Road & Rail	1,300,990	-	-
All Other	-	41,245,795	-
Private Placements	-	-	930,883
Total Assets	$8,980,242	$54,910,156	$930,883

10	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2023)

	Balance as of September 30, 2022	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of March 31, 2023
Investment in Securities:
Private Placements
Biotechnology	$ 375,261	$ -	$ 286,310	$ -	$ -	$ -	$ 661,571
Health Care Providers & Services	282,869	-	(13,557)	-	-	-	269,312
Total	$ 658,130	$ -	$ 272,753	$ -	$ -	$ -	$ 930,883
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Investments, at value (cost $65,444,219)	$64,821,281
Cash denominated in foreign currency (cost $5,179)	5,179
Trustees' deferred compensation	1,607
Receivables:
Investments sold	198,319
Dividends	178,407
Foreign tax reclaims	7,788
Dividends from affiliates	5,321
Fund shares sold	2,511
Other assets	17,773
Total Assets	65,238,186
Liabilities:
Due to custodian	2,088
Payables:	—
Investments purchased	178,496
Advisory fees	28,559
Fund shares repurchased	21,150
Custodian fees	14,616
Professional fees	8,569
Transfer agent fees and expenses	4,936
Trustees' deferred compensation fees	1,607
12b-1 Distribution and shareholder servicing fees	1,419
Trustees' fees and expenses	436
Affiliated fund administration fees payable	144
Accrued expenses and other payables	47,221
Total Liabilities	309,241
Net Assets	$64,928,945

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$79,902,454
Total distributable earnings (loss)	(14,973,509)
Total Net Assets	$64,928,945
Net Assets - Class A Shares	$3,099,995
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	355,429
Net Asset Value Per Share(1)	$8.72
Maximum Offering Price Per Share(2)	$9.25
Net Assets - Class C Shares	$803,882
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,164
Net Asset Value Per Share(1)	$8.45
Net Assets - Class D Shares	$13,550,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,541,914
Net Asset Value Per Share	$8.79
Net Assets - Class I Shares	$8,757,390
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	998,929
Net Asset Value Per Share	$8.77
Net Assets - Class N Shares	$36,874,246
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,192,632
Net Asset Value Per Share	$8.80
Net Assets - Class S Shares	$81,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,210
Net Asset Value Per Share	$8.83
Net Assets - Class T Shares	$1,761,655
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	200,738
Net Asset Value Per Share	$8.78

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$436,876
Non-cash dividends	185,984
Dividends from affiliates	24,604
Other income	2,044
Foreign tax withheld	(52,668)
Total Investment Income	596,840
Expenses:
Advisory fees	323,250
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,082
Class C Shares	4,275
Class S Shares	102
Transfer agent administrative fees and expenses:
Class D Shares	7,429
Class S Shares	102
Class T Shares	1,868
Transfer agent networking and omnibus fees:
Class A Shares	1,476
Class C Shares	399
Class I Shares	4,048
Other transfer agent fees and expenses:
Class A Shares	151
Class C Shares	36
Class D Shares	2,827
Class I Shares	348
Class N Shares	1,075
Class S Shares	4
Class T Shares	30
Registration fees	40,270
Custodian fees	34,876
Professional fees	32,413
Non-affiliated fund administration fees	32,202
Shareholder reports expense	4,668
Trustees’ fees and expenses	945
Affiliated fund administration fees	810
Other expenses	6,897
Total Expenses	504,583
Less: Excess Expense Reimbursement and Waivers	(139,778)
Net Expenses	364,805
Net Investment Income/(Loss)	232,035

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $159,970)	$(4,122,092)
Investments in affiliates	67
Total Net Realized Gain/(Loss) on Investments	(4,122,025)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $51,740)	11,775,381
Investments in affiliates	(43)
Total Change in Unrealized Net Appreciation/Depreciation	11,775,338
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,885,348

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$232,035	$526,579
Net realized gain/(loss) on investments	(4,122,025)	(6,176,703)
Change in unrealized net appreciation/depreciation	11,775,338	(25,044,610)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,885,348	(30,694,734)
Dividends and Distributions to Shareholders:
Class A Shares	—	(133,124)
Class C Shares	—	(23,265)
Class D Shares	—	(481,190)
Class I Shares	—	(539,900)
Class N Shares	—	(1,789,591)
Class S Shares	—	(2,399)
Class T Shares	—	(77,857)
Net Decrease from Dividends and Distributions to Shareholders	—	(3,047,326)
Capital Share Transactions:
Class A Shares	(627,632)	44,305
Class C Shares	(237,196)	(329,265)
Class D Shares	925,822	(936,106)
Class I Shares	(2,223,692)	(3,610,108)
Class N Shares	(4,698,485)	(4,367,939)
Class S Shares	(5,269)	19,488
Class T Shares	(106,603)	(325,699)
Net Increase/(Decrease) from Capital Share Transactions	(6,973,055)	(9,505,324)
Net Increase/(Decrease) in Net Assets	912,293	(43,247,384)
Net Assets:
Beginning of period	64,016,652	107,264,036
End of period	$64,928,945	$64,016,652

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.71	$11.68	$10.02	$8.72	$9.48	$10.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02(2)	0.04	(0.03)	0.02	0.10	0.10
Net realized and unrealized gain/(loss)	0.99	(3.70)	1.79	1.40	(0.55)	(0.67)
Total from Investment Operations	1.01	(3.66)	1.76	1.42	(0.45)	(0.57)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.31)	(0.10)	(0.12)	(0.13)	(0.10)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.31)	(0.10)	(0.12)	(0.31)	(0.31)
Net Asset Value, End of Period	$8.72	$7.71	$11.68	$10.02	$8.72	$9.48
Total Return*	13.10%	(32.11)%	17.58%	16.32%	(4.66)%(3)	(5.80)%
Net Assets, End of Period (in thousands)	$3,100	$3,311	$4,986	$4,000	$4,859	$15,771
Average Net Assets for the Period (in thousands)	$3,280	$4,320	$4,989	$4,394	$8,932	$16,103
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.75%	1.66%	1.87%	1.65%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.38%	1.37%	1.37%	1.30%	1.33%
Ratio of Net Investment Income/(Loss)	0.44%(2)	0.35%	(0.25)%	0.27%	1.11%	0.93%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (4.89)%.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.49	$11.29	$9.69	$8.42	$9.12	$9.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)(2)	(0.04)	(0.12)	(0.04)	0.05	0.01
Net realized and unrealized gain/(loss)	0.97	(3.60)	1.74	1.35	(0.55)	(0.65)
Total from Investment Operations	0.96	(3.64)	1.62	1.31	(0.50)	(0.64)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.16)	(0.02)	(0.04)	(0.02)	(0.01)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.16)	(0.02)	(0.04)	(0.20)	(0.22)
Net Asset Value, End of Period	$8.45	$7.49	$11.29	$9.69	$8.42	$9.12
Total Return*	12.82%	(32.66)%	16.67%	15.56%	(5.38)%(3)	(6.59)%
Net Assets, End of Period (in thousands)	$804	$938	$1,802	$2,573	$3,432	$5,985
Average Net Assets for the Period (in thousands)	$859	$1,432	$2,385	$2,927	$4,604	$8,442
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.88%	2.63%	2.48%	2.61%	2.54%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.14%	2.11%	2.11%	2.09%	2.11%	2.07%
Ratio of Net Investment Income/(Loss)	(0.28)%(2)	(0.40)%	(1.06)%	(0.44)%	0.56%	0.11%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (5.61)%.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.76	$11.77	$10.09	$8.78	$9.53	$10.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03(2)	0.05	(0.01)	0.05	0.14	0.11
Net realized and unrealized gain/(loss)	1.00	(3.72)	1.81	1.41	(0.59)	(0.67)
Total from Investment Operations	1.03	(3.67)	1.80	1.46	(0.45)	(0.56)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.34)	(0.12)	(0.15)	(0.12)	(0.11)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.34)	(0.12)	(0.15)	(0.30)	(0.32)
Net Asset Value, End of Period	$8.79	$7.76	$11.77	$10.09	$8.78	$9.53
Total Return*	13.27%	(32.03)%	17.85%	16.66%	(4.59)%(3)	(5.64)%
Net Assets, End of Period (in thousands)	$13,550	$11,223	$17,993	$10,854	$10,957	$13,104
Average Net Assets for the Period (in thousands)	$12,606	$14,826	$20,727	$10,785	$12,337	$15,607
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.55%	1.45%	1.70%	1.80%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.19%	1.17%	1.19%	1.19%	1.15%
Ratio of Net Investment Income/(Loss)	0.65%(2)	0.53%	(0.07)%	0.50%	1.51%	1.08%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (4.82)%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.74	$11.74	$10.07	$8.78	$9.52	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03(2)	0.06	—(3)	0.05	0.14	0.12
Net realized and unrealized gain/(loss)	1.00	(3.71)	1.80	1.41	(0.57)	(0.69)
Total from Investment Operations	1.03	(3.65)	1.80	1.46	(0.43)	(0.57)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.35)	(0.13)	(0.17)	(0.13)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.35)	(0.13)	(0.17)	(0.31)	(0.33)
Net Asset Value, End of Period	$8.77	$7.74	$11.74	$10.07	$8.78	$9.52
Total Return*	13.31%	(31.97)%	17.94%	16.68%	(4.38)%(4)	(5.72)%
Net Assets, End of Period (in thousands)	$8,757	$9,817	$19,208	$19,939	$34,499	$107,276
Average Net Assets for the Period (in thousands)	$9,178	$15,044	$21,247	$25,327	$71,330	$119,036
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.45%	1.37%	1.54%	1.45%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.12%	1.11%	1.11%	1.13%	1.09%
Ratio of Net Investment Income/(Loss)	0.70%(2)	0.58%	(0.02)%	0.50%	1.49%	1.17%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Less than $0.005 on a per share basis.

(4) Total return without the effect of affiliated payments would have been (4.61)%.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.76	$11.77	$10.09	$8.79	$9.53	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03(2)	0.07	0.01	0.06	0.15	0.12
Net realized and unrealized gain/(loss)	1.01	(3.72)	1.80	1.40	(0.57)	(0.68)
Total from Investment Operations	1.04	(3.65)	1.81	1.46	(0.42)	(0.56)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.13)	(0.16)	(0.14)	(0.12)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.36)	(0.13)	(0.16)	(0.32)	(0.33)
Net Asset Value, End of Period	$8.80	$7.76	$11.77	$10.09	$8.79	$9.53
Total Return*	13.40%	(31.91)%	18.00%	16.74%	(4.33)%(3)	(5.63)%
Net Assets, End of Period (in thousands)	$36,874	$36,963	$60,241	$35,207	$16,531	$25,134
Average Net Assets for the Period (in thousands)	$37,320	$49,362	$53,668	$30,308	$21,520	$29,832
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.35%	1.28%	1.48%	1.41%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.03%	1.03%	1.03%	1.03%
Ratio of Net Investment Income/(Loss)	0.80%(2)	0.69%	0.10%	0.68%	1.65%	1.15%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (4.56)%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.82	$11.85	$10.17	$8.81	$9.51	$10.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01(2)	0.02	(0.05)	0.02	0.08	0.13
Net realized and unrealized gain/(loss)	1.00	(3.75)	1.83	1.41	(0.52)	(0.73)
Total from Investment Operations	1.01	(3.73)	1.78	1.43	(0.44)	(0.60)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.30)	(0.10)	(0.07)	(0.08)	(0.09)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.30)	(0.10)	(0.07)	(0.26)	(0.30)
Net Asset Value, End of Period	$8.83	$7.82	$11.85	$10.17	$8.81	$9.51
Total Return*	12.92%	(32.21)%	17.47%	16.26%	(4.49)%(3)	(5.98)%
Net Assets, End of Period (in thousands)	$81	$76	$93	$95	$77	$1,753
Average Net Assets for the Period (in thousands)	$82	$89	$113	$79	$488	$1,189
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.62%	5.24%	4.44%	5.74%	2.25%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.55%	1.49%	1.46%	1.18%	1.47%
Ratio of Net Investment Income/(Loss)	0.33%(2)	0.22%	(0.38)%	0.27%	0.89%	1.28%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (4.72)%.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.75	$11.75	$10.08	$8.78	$9.52	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02(2)	0.04	(0.02)	0.04	0.13	0.10
Net realized and unrealized gain/(loss)	1.01	(3.72)	1.80	1.40	(0.57)	(0.68)
Total from Investment Operations	1.03	(3.68)	1.78	1.44	(0.44)	(0.58)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.32)	(0.11)	(0.14)	(0.12)	(0.11)
Distributions (from capital gains)	—	—	—	—	(0.18)	(0.21)
Total Dividends and Distributions	—	(0.32)	(0.11)	(0.14)	(0.30)	(0.32)
Net Asset Value, End of Period	$8.78	$7.75	$11.75	$10.08	$8.78	$9.52
Total Return*	13.29%	(32.10)%	17.69%	16.43%	(4.56)%(3)	(5.86)%
Net Assets, End of Period (in thousands)	$1,762	$1,689	$2,940	$2,444	$3,008	$4,862
Average Net Assets for the Period (in thousands)	$1,498	$2,419	$3,095	$2,477	$4,046	$7,275
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.72%	1.62%	1.82%	1.73%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.28%	1.28%	1.28%	1.27%	1.26%
Ratio of Net Investment Income/(Loss)	0.55%(2)	0.44%	(0.18)%	0.40%	1.41%	0.93%
Portfolio Turnover Rate	37%	63%	76%	110%	68%	26%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Tencent Holdings Ltd in January 2023. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.02 and 0.58%, respectively.

(3) Total return without the effect of affiliated payments would have been (4.79)%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at March 31, 2023	Valuation Technique	Unobservable Input	Input Amount or Range	Impact to Valuation from an Increase in Input
Private Placements
Biotechnology	$661,571	Market Approach	Discount	10%	Decrease
Health Care Providers & Services	$269,312	Market Approach	Broker Model	INR 29.184	Increase

INR Indian Rupee

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains

26	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting

28	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $24.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	94	53
Class S Shares	-	-
Class T Shares	-	-

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(6,060,132)	$(2,277,174)	$ (8,337,306)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$67,513,433	$ 6,813,889	$ (9,506,041)	$ (2,692,152)

32	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	11,526	$ 94,944	64,466	$ 636,436
Reinvested dividends and distributions	-	-	12,270	133,124
Shares repurchased	(85,594)	(722,576)	(73,948)	(725,255)
Net Increase/(Decrease)	(74,068)	$ (627,632)	2,788	$ 44,305
Class C Shares:
Shares sold	11,350	$ 91,174	12,073	$ 116,222
Reinvested dividends and distributions	-	-	2,184	23,174
Shares repurchased	(41,316)	(328,370)	(48,716)	(468,661)
Net Increase/(Decrease)	(29,966)	$ (237,196)	(34,459)	$ (329,265)
Class D Shares:
Shares sold	318,209	$ 2,837,929	294,071	$ 3,055,369
Reinvested dividends and distributions	-	-	43,574	475,390
Shares repurchased	(222,404)	(1,912,107)	(420,550)	(4,466,865)
Net Increase/(Decrease)	95,805	$ 925,822	(82,905)	$ (936,106)
Class I Shares:
Shares sold	70,283	$ 597,361	215,855	$ 2,137,803
Reinvested dividends and distributions	-	-	49,669	539,900
Shares repurchased	(339,906)	(2,821,053)	(633,258)	(6,287,811)
Net Increase/(Decrease)	(269,623)	$(2,223,692)	(367,734)	$(3,610,108)
Class N Shares:
Shares sold	98,743	$ 850,289	545,904	$ 5,025,205
Reinvested dividends and distributions	-	-	164,333	1,789,591
Shares repurchased	(668,540)	(5,548,774)	(1,065,368)	(11,182,735)
Net Increase/(Decrease)	(569,797)	$(4,698,485)	(355,131)	$(4,367,939)
Class S Shares:
Shares sold	456	$ 3,896	1,983	$ 19,974
Reinvested dividends and distributions	-	-	218	2,399
Shares repurchased	(987)	(9,165)	(304)	(2,885)
Net Increase/(Decrease)	(531)	$ (5,269)	1,897	$ 19,488
Class T Shares:
Shares sold	66,845	$ 563,328	103,734	$ 1,189,907
Reinvested dividends and distributions	-	-	7,136	77,857
Shares repurchased	(83,851)	(669,931)	(143,262)	(1,593,463)
Net Increase/(Decrease)	(17,006)	$ (106,603)	(32,392)	$ (325,699)

6.  Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$22,915,557	$ 28,730,697	$ -	$ -

Janus Investment Fund	33

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	35

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	39

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	43

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

44	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Emerging Markets Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, with the exception of extended market closures due to planned holidays, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

46	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	47

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

48	MARCH 31, 2023

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93079 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

Janus Henderson Enterprise Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ON Semiconductor Corp	4.15%	0.57%	Fidelity National Information Services Inc	1.05%	-0.56%
Constellation Software Inc/Canada	2.98%	0.52%	Charles Schwab Corp	1.13%	-0.53%
WEX Inc	2.28%	0.50%	Intact Financial Corp	2.90%	-0.48%
SVB Financial Group	0.03%	0.49%	L3Harris Technologies Inc	1.72%	-0.40%
Flex Ltd	2.23%	0.41%	WR Berkley Corp	2.14%	-0.37%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	3.48%	37.36%	27.67%
	Energy	0.68%	2.14%	4.83%
	Industrials	0.38%	16.05%	16.05%
	Communication Services	0.37%	2.54%	4.30%
	Materials	0.30%	1.64%	3.81%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	-1.42%	11.27%	5.92%
	Health Care	-0.44%	16.57%	17.04%
	Consumer Discretionary	-0.42%	7.11%	15.14%
	Other**	-0.40%	3.31%	0.00%
	Utilities	-0.09%	0.64%	0.26%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	4.6%
Constellation Software Inc/Canada
Software	3.3%
Boston Scientific Corp
Health Care Equipment & Supplies	3.0%
Amdocs Ltd
Information Technology Services	2.9%
Intact Financial Corp
Insurance	2.7%
16.5%

Asset Allocation - (% of Net Assets)
Common Stocks	95.7%
Investment Companies	4.5%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Enterprise Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	18.60%	-2.46%	10.06%	12.58%	10.95%	1.14%
Class A Shares at MOP	11.78%	-8.07%	8.76%	11.92%	10.73%
Class C Shares at NAV	18.29%	-2.95%	9.45%	11.91%	10.19%	1.74%
Class C Shares at CDSC	17.29%	-3.81%	9.45%	11.91%	10.19%
Class D Shares	18.79%	-2.14%	10.41%	12.92%	11.12%	0.79%
Class I Shares	18.80%	-2.10%	10.46%	12.99%	11.16%	0.76%
Class N Shares	18.88%	-2.01%	10.56%	13.09%	11.17%	0.66%
Class R Shares	18.43%	-2.74%	9.74%	12.25%	10.57%	1.42%
Class S Shares	18.58%	-2.49%	10.01%	12.54%	10.84%	1.16%
Class T Shares	18.73%	-2.25%	10.29%	12.82%	11.08%	0.91%
Russell Midcap Growth Index	16.67%	-8.52%	9.07%	11.17%	10.06%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	24/580	80/529	34/489	22/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Enterprise Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,186.00	$6.10	$1,000.00	$1,019.35	$5.64	1.12%
Class C Shares	$1,000.00	$1,182.90	$8.93	$1,000.00	$1,016.75	$8.25	1.64%
Class D Shares	$1,000.00	$1,187.90	$4.36	$1,000.00	$1,020.94	$4.03	0.80%
Class I Shares	$1,000.00	$1,188.00	$4.20	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$1,188.80	$3.66	$1,000.00	$1,021.59	$3.38	0.67%
Class R Shares	$1,000.00	$1,184.30	$7.68	$1,000.00	$1,017.90	$7.09	1.41%
Class S Shares	$1,000.00	$1,185.80	$6.32	$1,000.00	$1,019.15	$5.84	1.16%
Class T Shares	$1,000.00	$1,187.30	$4.91	$1,000.00	$1,020.44	$4.53	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 95.7%
Aerospace & Defense – 1.5%
L3Harris Technologies Inc	1,381,178	$271,042,371
Airlines – 1.1%
Ryanair Holdings PLC (ADR)*	2,029,023	191,316,579
Auto Components – 0.5%
Visteon Corp*	579,399	90,867,145
Biotechnology – 2.5%
Argenx SE (ADR)*	351,054	130,795,699
Ascendis Pharma A/S (ADR)*	998,487	107,057,776
BioMarin Pharmaceutical Inc*	1,328,619	129,194,912
Sarepta Therapeutics Inc*	625,115	86,159,600
		453,207,987
Capital Markets – 3.7%
Cboe Global Markets Inc	908,043	121,895,692
Charles Schwab Corp	2,592,014	135,769,693
LPL Financial Holdings Inc	1,671,238	338,258,571
MSCI Inc	145,408	81,383,404
		677,307,360
Chemicals – 1.0%
Corteva Inc	3,001,585	181,025,591
Commercial Services & Supplies – 3.2%
Cimpress PLC*,£	2,152,710	94,331,752
Clean Harbors Inc*	524,972	74,840,008
Rentokil Initial PLC	4,431,913	32,399,822
Rentokil Initial PLC (ADR)	6,438,855	235,082,596
Ritchie Bros Auctioneers Inc	2,421,536	136,308,261
		572,962,439
Containers & Packaging – 0.5%
Sealed Air Corp	2,107,142	96,738,889
Diversified Consumer Services – 0.5%
Frontdoor Inc*	3,434,162	95,744,437
Diversified Financial Services – 4.1%
Fidelity National Information Services Inc	2,650,058	143,977,651
Global Payments Inc	1,636,430	172,217,893
WEX Inc*,£	2,340,092	430,319,518
		746,515,062
Electric Utilities – 0.6%
Alliant Energy Corp	1,938,360	103,508,424
Electrical Equipment – 2.4%
Regal Beloit Corp	567,956	79,928,448
Sensata Technologies Holding PLC	7,030,687	351,674,964
		431,603,412
Electronic Equipment, Instruments & Components – 7.3%
Flex Ltd*	18,001,617	414,217,207
National Instruments Corp	3,391,814	177,764,972
TE Connectivity Ltd	2,637,854	345,954,552
Teledyne Technologies Inc*	865,012	386,971,768
		1,324,908,499
Entertainment – 2.3%
Liberty Media Corp-Liberty Formula One*	5,361,787	401,222,521
Liberty Media Group*	147,780	9,975,150
		411,197,671
Food & Staples Retailing – 0.6%
Dollar Tree Inc*	762,787	109,498,074
Health Care Equipment & Supplies – 9.5%
Boston Scientific Corp*	10,680,652	534,353,020
Cooper Cos Inc	496,921	185,530,425
Dentsply Sirona Inc	4,710,876	185,043,209
ICU Medical Inc*,£	1,240,213	204,585,537
STERIS PLC	917,128	175,428,244

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Teleflex Inc	1,676,456	$424,663,069
		1,709,603,504
Hotels, Restaurants & Leisure – 2.3%
Aramark	6,804,311	243,594,334
Entain PLC	11,306,954	175,940,662
		419,534,996
Information Technology Services – 5.4%
Amdocs Ltd	5,425,052	520,967,744
GoDaddy Inc*	5,764,123	447,987,640
		968,955,384
Insurance – 5.0%
Intact Financial Corp	3,443,504	492,890,212
Ryan Specialty Group Holdings Inc - Class A*	2,601,760	104,694,822
WR Berkley Corp	4,841,935	301,458,873
		899,043,907
Interactive Media & Services – 0.5%
Ziff Davis Inc*	1,212,213	94,613,225
Life Sciences Tools & Services – 3.4%
Avantor Inc*	10,019,312	211,808,256
Illumina Inc*	651,306	151,461,210
PerkinElmer Inc	1,261,643	168,126,546
Waters Corp*	283,610	87,814,164
		619,210,176
Machinery – 3.6%
Ingersoll Rand Inc	6,363,454	370,225,754
Wabtec Corp	2,696,724	272,530,927
		642,756,681
Oil, Gas & Consumable Fuels – 2.2%
Magellan Midstream Partners LP	7,147,831	387,841,310
Pharmaceuticals – 1.4%
Catalent Inc*	3,366,863	221,236,568
Elanco Animal Health Inc*	3,764,341	35,384,805
		256,621,373
Professional Services – 4.7%
Broadridge Financial Solutions Inc	1,798,479	263,603,067
SS&C Technologies Holdings Inc	8,667,933	489,478,177
TransUnion	1,608,838	99,973,193
		853,054,437
Road & Rail – 3.0%
JB Hunt Transport Services Inc	2,143,986	376,183,784
TFI International Inc	1,454,804	173,543,569
		549,727,353
Semiconductor & Semiconductor Equipment – 9.8%
KLA Corp	375,491	149,884,742
Lam Research Corp	242,865	128,747,594
Microchip Technology Inc	3,887,337	325,681,094
NXP Semiconductors NV	1,813,984	338,262,666
ON Semiconductor Corp*	10,116,478	832,788,469
		1,775,364,565
Software – 7.5%
Atlassian Corp - Class A*	399,485	68,379,847
Ceridian HCM Holding Inc*	3,394,968	248,579,557
Constellation Software Inc/Canada	322,044	605,553,778
Dynatrace Inc*	2,529,307	106,989,686
Nice Ltd (ADR)*	1,184,202	271,051,996
Topicus.com Inc*	856,524	61,217,411
		1,361,772,275

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 1.3%
Lamar Advertising Co	2,398,119	$239,548,107
Specialty Retail – 1.8%
Burlington Stores Inc*	454,059	91,765,324
CarMax Inc*	3,511,785	225,737,540
Wayfair Inc - Class A*,#	191,238	6,567,113
		324,069,977
Textiles, Apparel & Luxury Goods – 1.0%
Gildan Activewear Inc	5,337,250	177,143,328
Trading Companies & Distributors – 1.5%
Ferguson PLC	2,050,593	274,266,814
Total Common Stocks (cost $11,108,551,891)		17,310,571,352
Investment Companies– 4.5%
Money Markets – 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $819,898,361)	819,764,033	819,927,986
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	3,186,680	3,186,680
Time Deposits – 0%
Royal Bank of Canada, 4.8000%, 4/3/23	$796,670	796,670
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,983,350)		3,983,350
Total Investments (total cost $11,932,433,602) – 100.2%		18,134,482,688
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(38,653,900)
Net Assets – 100%		$18,095,828,788

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,344,180,999	84.6%
Canada	1,646,656,559	9.1
United Kingdom	443,423,080	2.4
Israel	271,051,996	1.5
Ireland	191,316,579	1.1
Belgium	130,795,699	0.7
Denmark	107,057,776	0.6

Total	$18,134,482,688	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Common Stocks - 4.0%
Commercial Services & Supplies - 0.5%
Cimpress PLC*	$-	$4,471	$41,638,036	$94,331,752
Diversified Financial Services - 2.4%
WEX Inc*	-	217,175	133,141,833	430,319,518
Health Care Equipment & Supplies - 1.1%
ICU Medical Inc*	-	27,643	17,791,101	204,585,537
Total Common Stocks	$-	$249,289	$192,570,970	$729,236,807
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	11,380,758	70,283	(4,052)	819,927,986
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	92,017∆	-	-	3,186,680
Total Affiliated Investments - 8.5%	$11,472,775	$319,572	$192,566,918	$1,552,351,473

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Common Stocks - 4.0%
Commercial Services & Supplies - 0.5%
Cimpress PLC*	52,748,035	-	(58,790)	94,331,752
Diversified Financial Services - 2.4%
WEX Inc*	297,331,435	-	(370,925)	430,319,518
Health Care Equipment & Supplies - 1.1%
ICU Medical Inc*	186,952,129	-	(185,336)	204,585,537
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	605,370,179	1,423,061,704	(1,208,570,128)	819,927,986
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	22,240,695	372,259,519	(391,313,534)	3,186,680

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	4/18/23	(153,640,000)	$111,632,638	$(2,092,469)
Euro	4/18/23	(44,365,000)	47,044,872	(1,104,422)

				(3,196,891)
Citibank, National Association:
Canadian Dollar	4/18/23	16,665,000	(12,192,668)	142,849
Canadian Dollar	4/18/23	(72,911,000)	52,921,140	(1,047,952)
Euro	4/18/23	(76,579,000)	81,188,298	(1,922,821)

				(2,827,924)
Goldman Sachs & Co. LLC:
Canadian Dollar	4/18/23	(8,409,000)	6,102,991	(121,393)
Euro	4/18/23	2,098,000	(2,223,347)	53,610
Euro	4/18/23	(3,500,000)	3,821,972	23,425

				(44,358)
HSBC Securities (USA), Inc.:
Canadian Dollar	4/18/23	(121,445,000)	88,173,565	(1,720,641)
Euro	4/18/23	5,300,000	(5,703,506)	48,578
Euro	4/18/23	(48,960,000)	51,933,331	(1,202,911)

				(2,874,974)
JPMorgan Chase Bank, National Association:
Canadian Dollar	4/18/23	21,000,000	(15,265,448)	278,859
Canadian Dollar	4/18/23	(171,643,000)	124,481,468	(2,569,550)
Euro	4/18/23	(47,011,000)	49,853,614	(1,167,381)

				(3,458,072)
State Street Bank and Trust Company:
Canadian Dollar	4/18/23	(133,240,000)	96,681,116	(1,943,808)
Euro	4/18/23	1,200,000	(1,307,284)	(4,925)
Euro	4/18/23	(116,364,000)	123,353,636	(2,936,106)

				(4,884,839)
Total				$(17,287,058)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 547,321

Liability Derivatives:
Forward foreign currency exchange contracts	$17,834,379

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 14,070,006

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(45,100,955)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$80,749,611
Average amounts sold - in USD	819,520,276

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$142,849	$(142,849)	$—	$—
Goldman Sachs & Co. LLC	77,035	(77,035)	—	—
HSBC Securities (USA), Inc.	48,578	(48,578)	—	—
JPMorgan Chase Bank, National Association	4,392,791	(278,859)	(4,113,932)	—

Total	$4,661,253	$(547,321)	$(4,113,932)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$3,196,891	$—	$—	$3,196,891
Citibank, National Association	2,970,773	(142,849)	—	2,827,924
Goldman Sachs & Co. LLC	121,393	(77,035)	—	44,358
HSBC Securities (USA), Inc.	2,923,552	(48,578)	—	2,874,974
JPMorgan Chase Bank, National Association	3,736,931	(278,859)	—	3,458,072
State Street Bank and Trust Company	4,884,839	—	—	4,884,839

Total	$17,834,379	$(547,321)	$—	$17,287,058
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$540,562,617	$32,399,822	$-
Hotels, Restaurants & Leisure	243,594,334	175,940,662	-
All Other	16,318,073,917	-	-
Investment Companies	-	819,927,986	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,983,350	-
Total Investments in Securities	$17,102,230,868	$1,032,251,820	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	547,321	-
Total Assets	$17,102,230,868	$1,032,799,141	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$17,834,379	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $10,451,528,201)(1)	$16,582,131,215
Affiliated investments, at value (cost $1,480,905,401)	1,552,351,473
Cash	37
Forward foreign currency exchange contracts	547,321
Trustees' deferred compensation	447,878
Receivables:
Fund shares sold	23,054,985
Dividends	10,362,768
Dividends from affiliates	3,370,849
Other assets	239,582
Total Assets	18,172,506,108
Liabilities:
Collateral for securities loaned (Note 3)	3,983,350
Forward foreign currency exchange contracts	17,834,379
Payables:	—
Fund shares repurchased	30,757,047
Advisory fees	10,200,112
Investments purchased	10,166,628
Transfer agent fees and expenses	1,940,432
Trustees' deferred compensation fees	447,878
12b-1 Distribution and shareholder servicing fees	286,110
Trustees' fees and expenses	114,597
Professional fees	51,418
Affiliated fund administration fees payable	39,844
Custodian fees	17,210
Accrued expenses and other payables	838,315
Total Liabilities	76,677,320
Net Assets	$18,095,828,788

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,187,534,394
Total distributable earnings (loss)	6,908,294,394
Total Net Assets	$18,095,828,788
Net Assets - Class A Shares	$384,065,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,095,625
Net Asset Value Per Share(2)	$124.07
Maximum Offering Price Per Share(3)	$131.64
Net Assets - Class C Shares	$112,307,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,049,252
Net Asset Value Per Share(2)	$107.04
Net Assets - Class D Shares	$2,252,076,614
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,347,034
Net Asset Value Per Share	$129.82
Net Assets - Class I Shares	$6,315,290,215
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,254,483
Net Asset Value Per Share	$130.87
Net Assets - Class N Shares	$5,237,533,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,750,570
Net Asset Value Per Share	$131.76
Net Assets - Class R Shares	$78,367,209
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	674,495
Net Asset Value Per Share	$116.19
Net Assets - Class S Shares	$304,041,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,474,730
Net Asset Value Per Share	$122.86
Net Assets - Class T Shares	$3,412,146,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,566,991
Net Asset Value Per Share	$128.44

(1) Includes $4,113,932 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$96,940,803
Dividends from affiliates	11,380,758
Non-cash dividends	10,092,913
Affiliated securities lending income, net	92,017
Unaffiliated securities lending income, net	25,404
Other income	632
Foreign tax withheld	(2,087,315)
Total Investment Income	116,445,212
Expenses:
Advisory fees	55,227,379
12b-1 Distribution and shareholder servicing fees:
Class A Shares	457,510
Class C Shares	504,481
Class R Shares	185,549
Class S Shares	377,238
Transfer agent administrative fees and expenses:
Class D Shares	1,268,792
Class R Shares	94,593
Class S Shares	377,919
Class T Shares	4,181,157
Transfer agent networking and omnibus fees:
Class A Shares	437,083
Class C Shares	39,417
Class I Shares	2,932,729
Other transfer agent fees and expenses:
Class A Shares	13,287
Class C Shares	2,640
Class D Shares	130,483
Class I Shares	172,198
Class N Shares	116,080
Class R Shares	674
Class S Shares	2,822
Class T Shares	18,475
Shareholder reports expense	408,021
Trustees’ fees and expenses	257,775
Affiliated fund administration fees	215,732
Registration fees	199,774
Custodian fees	156,755
Professional fees	110,610
Other expenses	503,182
Total Expenses	68,392,355
Less: Excess Expense Reimbursement and Waivers	(206,213)
Net Expenses	68,186,142
Net Investment Income/(Loss)	48,259,070

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$753,994,810
Investments in affiliates	319,572
Forward foreign currency exchange contracts	14,070,006
Total Net Realized Gain/(Loss) on Investments	768,384,388
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,932,245,641
Investments in affiliates	192,566,918
Forward foreign currency exchange contracts	(45,100,955)
Total Change in Unrealized Net Appreciation/Depreciation	2,079,711,604
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,896,355,062

(1) Includes $7,970,517 of realized gains and losses resulting from a redemption-in-kind during the period ended March 31, 2023.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$48,259,070	$24,738,619
Net realized gain/(loss) on investments	768,384,388	1,755,146,247
Change in unrealized net appreciation/depreciation	2,079,711,604	(5,523,461,636)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,896,355,062	(3,743,576,770)
Dividends and Distributions to Shareholders:
Class A Shares	(35,587,793)	(65,714,839)
Class C Shares	(12,338,200)	(28,152,759)
Class D Shares	(199,834,888)	(359,561,565)
Class I Shares	(525,051,789)	(1,130,089,504)
Class N Shares	(463,732,368)	(789,979,114)
Class R Shares	(7,786,807)	(16,455,015)
Class S Shares	(29,914,481)	(62,009,288)
Class T Shares	(316,117,237)	(699,266,902)
Net Decrease from Dividends and Distributions to Shareholders	(1,590,363,563)	(3,151,228,986)
Capital Share Transactions:
Class A Shares	31,633,192	(3,987,499)
Class C Shares	(5,091,968)	(11,161,089)
Class D Shares	153,198,193	244,637,951
Class I Shares	467,019,727	(137,205,137)
Class N Shares	167,684,344	850,530,593
Class R Shares	3,889,478	(5,979,734)
Class S Shares	80,131	(26,518,543)
Class T Shares	(37,366,278)	(577,826,097)
Net Increase/(Decrease) from Capital Share Transactions	781,046,819	332,490,445
Net Increase/(Decrease) in Net Assets	2,087,038,318	(6,562,315,311)
Net Assets:
Beginning of period	16,008,790,470	22,571,105,781
End of period	$18,095,828,788	$16,008,790,470

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$116.22	$168.35	$137.77	$136.07	$131.70	$111.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	(0.30)	(0.27)	(0.09)	(0.02)	(0.15)
Net realized and unrealized gain/(loss)	20.28	(27.16)	43.67	7.94	11.19	22.79
Total from Investment Operations	20.42	(27.46)	43.40	7.85	11.17	22.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Net Asset Value, End of Period	$124.07	$116.22	$168.35	$137.77	$136.07	$131.70
Total Return*	18.60%	(19.08)%	32.57%	5.81%	9.88%	20.63%
Net Assets, End of Period (in thousands)	$384,066	$327,176	$472,904	$456,433	$547,328	$666,848
Average Net Assets for the Period (in thousands)	$366,512	$399,310	$493,097	$493,576	$611,182	$647,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.14%	1.13%	1.17%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.11%	1.12%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	0.23%	(0.21)%	(0.17)%	(0.07)%	(0.02)%	(0.13)%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$102.11	$151.54	$125.75	$125.40	$122.67	$104.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.87)	(1.06)	(0.77)	(0.71)	(0.81)
Net realized and unrealized gain/(loss)	17.66	(23.89)	39.67	7.27	10.24	21.31
Total from Investment Operations	17.50	(24.76)	38.61	6.50	9.53	20.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Net Asset Value, End of Period	$107.04	$102.11	$151.54	$125.75	$125.40	$122.67
Total Return*	18.30%	(19.47)%	31.83%	5.21%	9.25%	19.93%
Net Assets, End of Period (in thousands)	$112,308	$110,936	$179,240	$173,129	$212,985	$254,496
Average Net Assets for the Period (in thousands)	$112,681	$153,213	$187,356	$188,953	$219,505	$255,949
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.60%	1.67%	1.69%	1.70%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.60%	1.67%	1.69%	1.70%	1.70%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.69)%	(0.73)%	(0.64)%	(0.61)%	(0.71)%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$120.89	$174.13	$142.10	$139.87	$134.99	$113.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.18	0.25	0.33	0.37	0.23
Net realized and unrealized gain/(loss)	21.15	(28.23)	45.06	8.20	11.50	23.31
Total from Investment Operations	21.50	(28.05)	45.31	8.53	11.87	23.54
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.52)	(0.46)	(0.15)	(0.19)	(0.10)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(25.19)	(13.28)	(6.30)	(6.99)	(2.19)
Net Asset Value, End of Period	$129.82	$120.89	$174.13	$142.10	$139.87	$134.99
Total Return*	18.79%	(18.82)%	32.99%	6.15%	10.22%	20.99%
Net Assets, End of Period (in thousands)	$2,252,077	$1,937,787	$2,507,220	$1,983,824	$2,061,471	$1,973,861
Average Net Assets for the Period (in thousands)	$2,153,775	$2,337,701	$2,394,871	$1,974,784	$1,930,540	$1,853,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.79%	0.80%	0.81%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.79%	0.80%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	0.55%	0.12%	0.15%	0.25%	0.28%	0.18%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$121.76	$175.21	$142.89	$140.62	$135.69	$114.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.23	0.32	0.40	0.45	0.32
Net realized and unrealized gain/(loss)	21.30	(28.42)	45.33	8.24	11.55	23.42
Total from Investment Operations	21.68	(28.19)	45.65	8.64	12.00	23.74
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.59)	(0.51)	(0.22)	(0.27)	(0.16)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(25.26)	(13.33)	(6.37)	(7.07)	(2.25)
Net Asset Value, End of Period	$130.87	$121.76	$175.21	$142.89	$140.62	$135.69
Total Return*	18.80%	(18.78)%	33.06%	6.20%	10.28%	21.07%
Net Assets, End of Period (in thousands)	$6,315,290	$5,404,045	$8,014,607	$6,919,545	$7,666,702	$6,443,068
Average Net Assets for the Period (in thousands)	$5,857,494	$6,984,545	$7,776,971	$7,335,476	$6,775,060	$5,408,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.59%	0.16%	0.19%	0.30%	0.34%	0.25%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$122.44	$176.05	$143.53	$141.19	$136.18	$114.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.38	0.47	0.53	0.56	0.42
Net realized and unrealized gain/(loss)	21.45	(28.59)	45.53	8.28	11.60	23.51
Total from Investment Operations	21.89	(28.21)	46.00	8.81	12.16	23.93
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.73)	(0.66)	(0.32)	(0.35)	(0.23)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(25.40)	(13.48)	(6.47)	(7.15)	(2.32)
Net Asset Value, End of Period	$131.76	$122.44	$176.05	$143.53	$141.19	$136.18
Total Return*	18.88%	(18.71)%	33.17%	6.30%	10.38%	21.18%
Net Assets, End of Period (in thousands)	$5,237,533	$4,678,462	$5,636,167	$4,867,667	$4,860,043	$3,947,225
Average Net Assets for the Period (in thousands)	$5,065,943	$5,415,323	$5,609,015	$4,941,595	$4,213,287	$3,463,197
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	0.68%	0.26%	0.28%	0.39%	0.43%	0.34%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$109.72	$160.72	$132.38	$131.34	$127.76	$108.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.67)	(0.69)	(0.46)	(0.39)	(0.50)
Net realized and unrealized gain/(loss)	19.07	(25.66)	41.85	7.65	10.77	22.15
Total from Investment Operations	19.04	(26.33)	41.16	7.19	10.38	21.65
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Net Asset Value, End of Period	$116.19	$109.72	$160.72	$132.38	$131.34	$127.76
Total Return*	18.44%	(19.32)%	32.18%	5.51%	9.56%	20.27%
Net Assets, End of Period (in thousands)	$78,367	$69,756	$110,802	$119,190	$150,860	$162,271
Average Net Assets for the Period (in thousands)	$75,811	$97,291	$124,162	$130,918	$150,191	$167,123
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.40%	1.41%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.40%	1.41%	1.41%	1.41%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.50)%	(0.45)%	(0.36)%	(0.32)%	(0.43)%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$115.22	$167.17	$136.94	$135.34	$131.09	$110.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	(0.36)	(0.34)	(0.14)	(0.08)	(0.21)
Net realized and unrealized gain/(loss)	20.10	(26.92)	43.39	7.89	11.13	22.69
Total from Investment Operations	20.21	(27.28)	43.05	7.75	11.05	22.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Net Asset Value, End of Period	$122.86	$115.22	$167.17	$136.94	$135.34	$131.09
Total Return*	18.58%	(19.12)%	32.51%	5.77%	9.84%	20.57%
Net Assets, End of Period (in thousands)	$304,042	$283,177	$442,011	$465,207	$589,792	$626,458
Average Net Assets for the Period (in thousands)	$303,022	$375,663	$480,226	$538,012	$592,420	$593,963
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	0.18%	(0.25)%	(0.21)%	(0.11)%	(0.06)%	(0.17)%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$119.78	$172.66	$141.02	$138.90	$134.10	$112.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.01	0.07	0.20	0.24	0.11
Net realized and unrealized gain/(loss)	20.95	(27.97)	44.71	8.13	11.44	23.17
Total from Investment Operations	21.23	(27.96)	44.78	8.33	11.68	23.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.32)	(0.06)	(0.08)	(0.05)
Distributions (from capital gains)	(12.57)	(24.67)	(12.82)	(6.15)	(6.80)	(2.09)
Total Dividends and Distributions	(12.57)	(24.92)	(13.14)	(6.21)	(6.88)	(2.14)
Net Asset Value, End of Period	$128.44	$119.78	$172.66	$141.02	$138.90	$134.10
Total Return*	18.74%	(18.91)%	32.84%	6.04%	10.12%	20.88%
Net Assets, End of Period (in thousands)	$3,412,146	$3,197,451	$5,208,155	$5,203,521	$5,461,958	$5,344,306
Average Net Assets for the Period (in thousands)	$3,352,736	$4,131,052	$5,723,820	$5,246,105	$5,059,206	$4,920,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.90%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.44%	0.01%	0.05%	0.15%	0.19%	0.09%
Portfolio Turnover Rate	6%	9%	12%	14%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	27

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	MARCH 31, 2023

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced

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extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when

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investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,113,932. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $3,983,350, resulting in the net amount due from the counterparty of $130,582.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees

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and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund,

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the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $18,371.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $884.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in

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highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $7,368,553 in sales, resulting in a net realized loss of $1,107,799. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,820,517,389	$6,892,516,240	$(578,550,941)	$ 6,313,965,299

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	466,370	$ 56,126,279	837,971	$ 116,608,375
Reinvested dividends and distributions	207,036	23,448,932	297,360	42,632,523
Shares repurchased	(392,877)	(47,942,019)	(1,129,349)	(163,228,397)
Net Increase/(Decrease)	280,529	$ 31,633,192	5,982	$ (3,987,499)
Class C Shares:
Shares sold	72,089	$ 7,697,524	62,501	$ 7,928,856
Reinvested dividends and distributions	125,243	12,253,752	217,666	27,523,875
Shares repurchased	(234,526)	(25,043,244)	(376,526)	(46,613,820)
Net Increase/(Decrease)	(37,194)	$ (5,091,968)	(96,359)	$ (11,161,089)
Class D Shares:
Shares sold	283,354	$ 36,402,928	478,632	$ 70,710,123
Reinvested dividends and distributions	1,627,079	192,646,089	2,340,660	348,173,218
Shares repurchased	(592,284)	(75,850,824)	(1,188,599)	(174,245,390)
Net Increase/(Decrease)	1,318,149	$ 153,198,193	1,630,693	$ 244,637,951
Class I Shares:
Shares sold	9,106,691	$1,183,253,650	11,811,951	$1,707,347,149
Reinvested dividends and distributions	3,988,150	475,985,691	6,230,188	933,095,224
Shares repurchased	(9,224,100)	(1,192,219,614)	(19,402,149)	(2,777,647,510)
Net Increase/(Decrease)	3,870,741	$ 467,019,727	(1,360,010)	$ (137,205,137)
Class N Shares:
Shares sold	3,300,839	$ 430,400,710	10,969,680	$1,521,926,877
Reinvested dividends and distributions	3,462,685	415,937,740	5,161,986	776,930,572
Shares repurchased	(5,221,659)	(678,654,106)	(9,937,540)	(1,448,326,856)
Net Increase/(Decrease)	1,541,865	$ 167,684,344	6,194,126	$ 850,530,593
Class R Shares:
Shares sold	50,167	$ 5,790,211	110,709	$ 14,873,704
Reinvested dividends and distributions	72,303	7,674,941	119,781	16,249,554
Shares repurchased	(83,724)	(9,575,674)	(284,150)	(37,102,992)
Net Increase/(Decrease)	38,746	$ 3,889,478	(53,660)	$ (5,979,734)
Class S Shares:
Shares sold	115,829	$ 14,203,732	280,458	$ 39,604,865
Reinvested dividends and distributions	265,955	29,832,192	435,205	61,877,468
Shares repurchased	(364,673)	(43,955,793)	(902,055)	(128,000,876)
Net Increase/(Decrease)	17,111	$ 80,131	(186,392)	$ (26,518,543)
Class T Shares:
Shares sold	2,132,545	$ 267,218,159	5,573,071	$ 777,199,170
Reinvested dividends and distributions	2,657,848	311,420,091	4,668,938	688,715,006
Shares repurchased	(4,917,228)	(616,004,528)	(13,712,032)	(2,043,740,273)
Net Increase/(Decrease)	(126,835)	$ (37,366,278)	(3,470,023)	$ (577,826,097)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 962,959,430	$ 1,907,952,567	$ -	$ -

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Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	49

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

50	MARCH 31, 2023

Janus Henderson Enterprise Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2023

Janus Henderson Enterprise Fund

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson Enterprise Fund

Notes

NotesPage3

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93040 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson European Focus Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Robert Schramm-Fuchs Portfolio Manager

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
BE Semiconductor Industries NV	1.89%	0.99%	UPM-Kymmene Oyj	1.76%	-0.60%
Meyer Burger Technology AG	1.32%	0.70%	Anglo American PLC	2.13%	-0.58%
ASM International NV	1.79%	0.69%	Equinor ASA	1.34%	-0.44%
KION Group AG	0.61%	0.60%	Nordic Semiconductor ASA	1.95%	-0.42%
VAT Group AG	1.85%	0.58%	RWE AG	2.35%	-0.37%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.85%	12.64%	7.20%
	Industrials	0.99%	16.28%	14.53%
	Real Estate	0.29%	0.51%	0.89%
	Health Care	0.18%	10.96%	15.65%
	Communication Services	-0.16%	0.20%	3.41%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Materials	-1.65%	9.14%	7.34%
	Other**	-0.61%	2.34%	0.00%
	Energy	-0.52%	6.68%	6.50%
	Utilities	-0.39%	3.07%	4.22%
	Consumer Discretionary	-0.29%	9.79%	10.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	3.9%
Novo Nordisk A/S
Pharmaceuticals	3.8%
LVMH Moet Hennessy Louis Vuitton SE
Textiles, Apparel & Luxury Goods	3.6%
UPM-Kymmene Oyj
Paper & Forest Products	3.1%
Shell PLC
Oil, Gas & Consumable Fuels	3.0%
17.4%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Investments Purchased with Cash Collateral from Securities Lending	1.9%
Preferred Stocks	0.6%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	31.53%	1.70%	6.43%	6.65%	11.30%	1.42%	1.30%
Class A Shares at MOP	23.98%	-4.16%	5.18%	6.02%	11.00%
Class C Shares at NAV	31.02%	0.89%	5.63%	5.84%	10.47%	2.20%	2.07%
Class C Shares at CDSC	30.02%	-0.11%	5.63%	5.84%	10.47%
Class D Shares	31.66%	1.88%	6.64%	6.77%	11.36%	1.30%	1.11%
Class I Shares	31.67%	1.94%	6.71%	6.93%	11.50%	1.16%	1.03%
Class N Shares	31.75%	2.04%	6.80%	6.89%	11.42%	1.11%	0.96%
Class S Shares	31.52%	1.74%	6.56%	6.66%	11.31%	4.77%	1.47%
Class T Shares	31.54%	1.72%	6.54%	6.71%	11.33%	1.37%	1.22%
MSCI Europe Index	31.95%	1.38%	4.35%	5.36%	5.43%
Morningstar Quartile - Class A Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	-	43/94	12/90	17/71	9/55

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

See important disclosures on the next page.

4	MARCH 31, 2023

Janus Henderson European Focus Fund (unaudited)

Performance

*The Predecessor Fund’s inception date – August 31, 2001

‡ As stated in the prospectus. Net expense ratios reflect the expense waivers, if any, contractually agreed to for at least a one-year period commencing on January 28, 2022. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,315.30	$7.85	$1,000.00	$1,018.15	$6.84	1.36%
Class C Shares	$1,000.00	$1,310.20	$12.27	$1,000.00	$1,014.31	$10.70	2.13%
Class D Shares	$1,000.00	$1,316.60	$6.76	$1,000.00	$1,019.10	$5.89	1.17%
Class I Shares	$1,000.00	$1,316.70	$6.35	$1,000.00	$1,019.45	$5.54	1.10%
Class N Shares	$1,000.00	$1,317.50	$5.95	$1,000.00	$1,019.80	$5.19	1.03%
Class S Shares	$1,000.00	$1,315.20	$8.14	$1,000.00	$1,017.90	$7.09	1.41%
Class T Shares	$1,000.00	$1,315.40	$7.56	$1,000.00	$1,018.40	$6.59	1.31%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2023

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.9%
Aerospace & Defense – 1.5%
Safran SA	48,831	$7,251,006
Auto Components – 1.5%
Faurecia SE*	335,542	7,302,035
Automobiles – 1.3%
Ferrari NV	23,124	6,262,290
Banks – 5.6%
BNP Paribas SA	124,906	7,469,898
Commerzbank AG*	399,236	4,199,642
Natwest Group PLC	1,503,603	4,912,035
Nordea Bank Abp	929,499	9,923,693
		26,505,268
Beverages – 1.1%
Diageo PLC	117,532	5,244,631
Building Products – 1.7%
Cie de Saint-Gobain	139,857	7,962,393
Capital Markets – 3.4%
Deutsche Boerse AG	39,734	7,732,369
UBS Group AG	396,667	8,378,372
		16,110,741
Chemicals – 1.3%
Wacker Chemie AG	37,802	6,125,545
Containers & Packaging – 1.4%
Smurfit Kappa Group PLC	188,077	6,827,334
Food Products – 8.2%
Chocoladefabriken Lindt & Spruengli AG (PC)	652	7,715,829
Danone SA	207,290	12,885,637
Nestle SA (REG)	152,682	18,644,026
		39,245,492
Hotels, Restaurants & Leisure – 1.5%
Compass Group PLC	277,230	6,969,499
Independent Power and Renewable Electricity Producers – 2.1%
RWE AG	236,683	10,173,739
Industrial Conglomerates – 1.5%
Siemens AG	44,982	7,280,500
Insurance – 2.2%
Prudential PLC	428,449	5,858,625
Sampo Oyj	97,593	4,603,193
		10,461,818
Machinery – 5.3%
Atlas Copco AB - Class A	365,784	4,639,294
Daimler Truck Holding AG*	177,727	6,001,797
Sandvik AB	400,892	8,522,633
VAT Group AG (144A)	17,167	6,203,519
		25,367,243
Marine – 2.0%
Kuehne + Nagel International AG	32,474	9,694,231
Metals & Mining – 7.9%
Anglo American PLC	406,313	13,445,722
ArcelorMittal SA	180,884	5,484,544
Glencore PLC	846,376	4,867,641
Rio Tinto PLC	202,594	13,728,561
		37,526,468
Oil, Gas & Consumable Fuels – 5.0%
BP PLC	1,501,737	9,505,838
Shell PLC	497,393	14,240,838
		23,746,676
Paper & Forest Products – 5.4%
Svenska Cellulosa AB SCA#	834,361	10,976,787

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Paper & Forest Products– (continued)
UPM-Kymmene Oyj*	434,369	$14,585,424
		25,562,211
Personal Products – 3.7%
L'Oreal SA	18,870	8,441,687
Unilever PLC	177,912	9,215,711
		17,657,398
Pharmaceuticals – 9.9%
AstraZeneca PLC	99,602	13,822,480
Novartis AG	40,549	3,723,613
Novo Nordisk A/S	114,694	18,203,076
Roche Holding AG	40,042	11,462,647
		47,211,816
Professional Services – 4.4%
RELX PLC	326,136	10,556,048
Wolters Kluwer NV	83,717	10,563,180
		21,119,228
Semiconductor & Semiconductor Equipment – 9.0%
ASM International NV	18,733	7,606,618
ASML Holding NV	7,111	4,858,457
BE Semiconductor Industries NV	96,102	8,403,956
Meyer Burger Technology AG*	5,928,312	4,187,623
Nordic Semiconductor ASA*	625,965	9,619,128
STMicroelectronics NV	151,986	8,129,907
		42,805,689
Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA (REG)	129,731	7,539,217
Textiles, Apparel & Luxury Goods – 8.1%
adidas AG	47,453	8,377,577
Hugo Boss AG	176,878	12,682,942
LVMH Moet Hennessy Louis Vuitton SE	18,924	17,341,429
		38,401,948
Trading Companies & Distributors – 1.3%
Azelis Group NV	250,965	6,370,595
Total Common Stocks (cost $409,614,943)		466,725,011
Preferred Stocks– 0.6%
Machinery – 0.6%
Jungheinrich AG((cost $3,064,888)	87,933	3,066,255
Investments Purchased with Cash Collateral from Securities Lending– 1.9%
Investment Companies – 1.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	7,075,000	7,075,000
Time Deposits – 0.4%
Royal Bank of Canada, 4.8000%, 4/3/23	$1,768,750	1,768,750
Total Investments Purchased with Cash Collateral from Securities Lending (cost $8,843,750)		8,843,750
Total Investments (total cost $421,523,581) – 100.4%		478,635,016
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(1,996,402)
Net Assets – 100%		$476,638,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$98,126,791	20.5%
Switzerland	77,549,077	16.2
France	74,138,629	15.5
Germany	65,640,366	13.7
Netherlands	45,673,049	9.5
Finland	29,112,310	6.1
Sweden	24,138,714	5.1
Denmark	18,203,076	3.8
Norway	9,619,128	2.0
United States	8,843,750	1.9
Singapore	8,129,907	1.7
Ireland	6,827,334	1.4
Belgium	6,370,595	1.3
Italy	6,262,290	1.3

Total	$478,635,016	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$205,540	$1,020	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	7,878∆	-	-	7,075,000
Total Affiliated Investments - 1.5%	$213,418	$1,020	$-	$7,075,000

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	10,391,302	142,253,798	(152,646,120)	-
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	1,136,698	21,994,482	(16,056,180)	7,075,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Futures contracts	$ (282,248)
Purchased options contracts	(1,724,559)
Written options contracts	592,920

Total	$(1,413,887)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Options:
Average value of option contracts purchased	$345,978
Average value of option contracts written	(154,361)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$8,222,450	$—	$(8,222,450)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $6,203,519, which represents 1.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$-	$466,725,011	$-
Preferred Stocks	-	3,066,255	-
Investments Purchased with Cash Collateral from Securities Lending	-	8,843,750	-
Total Assets	$-	$478,635,016	$-

Janus Investment Fund	11

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $414,448,581)(1)	$471,560,016
Affiliated investments, at value (cost $7,075,000)	7,075,000
Cash denominated in foreign currency (cost $1,488,118)	1,488,118
Variation margin receivable on futures contracts	26
Trustees' deferred compensation	11,787
Receivables:
Foreign tax reclaims	2,966,190
Investments sold	2,869,906
Dividends	1,863,815
Fund shares sold	435,685
Dividends from affiliates	17,483
Other assets	2,897
Total Assets	488,290,923
Liabilities:
Due to custodian	945,963
Collateral for securities loaned (Note 3)	8,843,750
Payables:	—
Investments purchased	390,926
Advisory fees	361,818
Professional fees	303,600
Fund shares repurchased	302,907
Foreign withholding tax reclaim fee (Note 1)	277,948
Transfer agent fees and expenses	44,343
12b-1 Distribution and shareholder servicing fees	36,346
Trustees' deferred compensation fees	11,787
Custodian fees	11,287
Trustees' fees and expenses	2,562
Affiliated fund administration fees payable	1,041
Accrued expenses and other payables	118,031
Total Liabilities	11,652,309
Net Assets	$476,638,614

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$866,668,941
Total distributable earnings (loss)	(390,030,327)
Total Net Assets	$476,638,614
Net Assets - Class A Shares	$125,670,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,009,144
Net Asset Value Per Share(2)	$41.76
Maximum Offering Price Per Share(3)	$44.31
Net Assets - Class C Shares	$9,640,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,521
Net Asset Value Per Share(2)	$39.43
Net Assets - Class D Shares	$9,199,616
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221,932
Net Asset Value Per Share	$41.45
Net Assets - Class I Shares	$295,549,193
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,125,285
Net Asset Value Per Share	$41.48
Net Assets - Class N Shares	$21,839,630
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	530,055
Net Asset Value Per Share	$41.20
Net Assets - Class S Shares	$267,478
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,742
Net Asset Value Per Share	$39.67
Net Assets - Class T Shares	$14,471,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	349,497
Net Asset Value Per Share	$41.41

(1) Includes $8,222,450 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$4,188,477
Dividends from affiliates	205,540
Affiliated securities lending income, net	7,878
Unaffiliated securities lending income, net	2,041
Other income	433,087
Foreign withholding tax income (net of foreign withholding tax reclaim fee of $277,948 (Note 1))	1,844,098
Total Investment Income	6,681,121
Expenses:
Advisory fees	2,054,558
12b-1 Distribution and shareholder servicing fees:
Class A Shares	145,443
Class C Shares	51,905
Class S Shares	193
Transfer agent administrative fees and expenses:
Class D Shares	4,863
Class S Shares	256
Class T Shares	12,805
Transfer agent networking and omnibus fees:
Class A Shares	46,793
Class C Shares	5,461
Class I Shares	89,750
Other transfer agent fees and expenses:
Class A Shares	4,409
Class C Shares	294
Class D Shares	1,368
Class I Shares	7,331
Class N Shares	468
Class S Shares	4
Class T Shares	1,639
Professional fees	299,782
Registration fees	40,190
Custodian fees	25,825
Shareholder reports expense	15,543
Trustees’ fees and expenses	5,716
Affiliated fund administration fees	5,137
Other expenses	55,508
Total Expenses	2,875,241
Less: Excess Expense Reimbursement and Waivers	(406,832)
Net Expenses	2,468,409
Net Investment Income/(Loss)	4,212,712

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$8,121,295
Investments in affiliates	1,020
Purchased options contracts	(1,724,559)
Futures contracts	(282,248)
Written options contracts	592,920
Total Net Realized Gain/(Loss) on Investments	6,708,428
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	93,519,968
Total Change in Unrealized Net Appreciation/Depreciation	93,519,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	$104,441,108

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$4,212,712	$10,557,741
Net realized gain/(loss) on investments	6,708,428	(54,183,652)
Change in unrealized net appreciation/depreciation	93,519,968	(83,142,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations	104,441,108	(126,767,948)
Dividends and Distributions to Shareholders:
Class A Shares	(2,750,434)	(199,461)
Class C Shares	(115,973)	—
Class D Shares	(208,349)	(33,496)
Class I Shares	(6,270,228)	(1,094,982)
Class N Shares	(560,866)	(45,092)
Class S Shares	(5,786)	(279)
Class T Shares	(225,828)	(34,594)
Net Decrease from Dividends and Distributions to Shareholders	(10,137,464)	(1,407,904)
Capital Share Transactions:
Class A Shares	1,020,375	(8,375,717)
Class C Shares	(2,856,346)	(9,044,345)
Class D Shares	349,104	(467,101)
Class I Shares	44,168,354	(26,183,219)
Class N Shares	3,401,805	8,572,500
Class S Shares	121,702	46,405
Class T Shares	4,812,810	(77,072)
Net Increase/(Decrease) from Capital Share Transactions	51,017,804	(35,528,549)
Net Increase/(Decrease) in Net Assets	145,321,448	(163,704,401)
Net Assets:
Beginning of period	331,317,166	495,021,567
End of period	$476,638,614	$331,317,166

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.52	$44.48	$34.23	$27.21	$31.73	$35.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35(2)	0.90	0.16	0.11	0.41	0.46
Net realized and unrealized gain/(loss)	9.81	(12.80)	10.20	7.22	(3.91)	(3.16)
Total from Investment Operations	10.16	(11.90)	10.36	7.33	(3.50)	(2.70)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.92)	(0.06)	(0.11)	(0.31)	(1.02)	(0.59)
Total Dividends and Distributions	(0.92)	(0.06)	(0.11)	(0.31)	(1.02)	(0.59)
Net Asset Value, End of Period	$41.76	$32.52	$44.48	$34.23	$27.21	$31.73
Total Return*	31.53%	(26.79)%	30.31%	27.04%	(10.61)%	(7.84)%
Net Assets, End of Period (in thousands)	$125,671	$96,858	$141,908	$116,047	$112,110	$176,690
Average Net Assets for the Period (in thousands)	$116,365	$128,933	$136,809	$109,879	$135,260	$227,911
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%(3)	1.42%	1.41%	1.45%	1.46%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.30%	1.30%	1.31%	1.32%	1.30%
Ratio of Net Investment Income/(Loss)	1.79%(2)	2.17%	0.37%	0.38%	1.49%	1.37%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.18 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.43	$41.90	$32.40	$25.69	$29.66	$32.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16(2)	0.57	(0.18)	(0.11)	0.16	0.21
Net realized and unrealized gain/(loss)	9.25	(12.04)	9.68	6.82	(3.57)	(2.97)
Total from Investment Operations	9.41	(11.47)	9.50	6.71	(3.41)	(2.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	—	—	—	(0.56)	(0.26)
Total Dividends and Distributions	(0.41)	—	—	—	(0.56)	(0.26)
Net Asset Value, End of Period	$39.43	$30.43	$41.90	$32.40	$25.69	$29.66
Total Return*	31.06%	(27.37)%	29.32%	26.12%	(11.26)%	(8.51)%
Net Assets, End of Period (in thousands)	$9,640	$9,829	$23,302	$29,652	$43,110	$118,408
Average Net Assets for the Period (in thousands)	$10,386	$17,189	$27,919	$37,468	$62,633	$154,929
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.35%(3)	2.20%	2.17%	2.19%	2.19%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.13%	2.07%	2.05%	2.06%	2.06%	2.02%
Ratio of Net Investment Income/(Loss)	0.87%(2)	1.44%	(0.46)%	(0.40)%	0.62%	0.65%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.17 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.32	$44.21	$34.01	$27.05	$31.61	$35.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39(2)	0.98	0.24	0.18	0.49	0.57
Net realized and unrealized gain/(loss)	9.74	(12.73)	10.13	7.16	(3.92)	(3.20)
Total from Investment Operations	10.13	(11.75)	10.37	7.34	(3.43)	(2.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.00)	(0.14)	(0.17)	(0.38)	(1.13)	(0.78)
Total Dividends and Distributions	(1.00)	(0.14)	(0.17)	(0.38)	(1.13)	(0.78)
Net Asset Value, End of Period	$41.45	$32.32	$44.21	$34.01	$27.05	$31.61
Total Return*	31.66%	(26.66)%	30.57%	27.27%	(10.39)%	(7.67)%
Net Assets, End of Period (in thousands)	$9,200	$6,899	$10,102	$3,510	$2,293	$2,875
Average Net Assets for the Period (in thousands)	$8,243	$9,366	$6,844	$2,636	$2,421	$3,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%(3)	1.30%	1.28%	1.40%	1.59%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.11%	1.10%	1.11%	1.14%	1.11%
Ratio of Net Investment Income/(Loss)	2.02%(2)	2.39%	0.57%	0.60%	1.81%	1.71%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.18 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.36	$44.25	$34.03	$27.07	$31.59	$34.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43(2)	1.02	0.26	0.19	0.42	0.54
Net realized and unrealized gain/(loss)	9.72	(12.75)	10.15	7.17	(3.82)	(3.14)
Total from Investment Operations	10.15	(11.73)	10.41	7.36	(3.40)	(2.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.03)	(0.16)	(0.19)	(0.40)	(1.12)	(0.75)
Total Dividends and Distributions	(1.03)	(0.16)	(0.19)	(0.40)	(1.12)	(0.75)
Net Asset Value, End of Period	$41.48	$32.36	$44.25	$34.03	$27.07	$31.59
Total Return*	31.70%	(26.60)%	30.66%	27.35%	(10.30)%	(7.60)%
Net Assets, End of Period (in thousands)	$295,549	$196,068	$299,272	$208,159	$220,722	$695,302
Average Net Assets for the Period (in thousands)	$245,728	$272,758	$263,587	$204,753	$353,101	$1,025,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%(3)	1.16%	1.14%	1.17%	1.16%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.04%	1.03%	1.04%	1.03%	1.02%
Ratio of Net Investment Income/(Loss)	2.22%(2)	2.47%	0.62%	0.64%	1.53%	1.60%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.18 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.15	$43.95	$33.80	$26.86	$31.64	$34.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42(2)	0.95	0.35	0.34	0.49	0.56
Net realized and unrealized gain/(loss)	9.68	(12.56)	10.01	7.01	(3.91)	(3.14)
Total from Investment Operations	10.10	(11.61)	10.36	7.35	(3.42)	(2.58)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.05)	(0.19)	(0.21)	(0.41)	(1.36)	(0.67)
Total Dividends and Distributions	(1.05)	(0.19)	(0.21)	(0.41)	(1.36)	(0.67)
Net Asset Value, End of Period	$41.20	$32.15	$43.95	$33.80	$26.86	$31.64
Total Return*	31.75%	(26.54)%	30.72%	27.51%	(10.25)%	(7.54)%
Net Assets, End of Period (in thousands)	$21,840	$14,170	$9,763	$4,371	$139	$284
Average Net Assets for the Period (in thousands)	$19,343	$13,374	$9,327	$3,114	$207	$332
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%(3)	1.11%	1.11%	1.20%	2.56%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.97%	0.96%	0.96%	0.97%	0.97%
Ratio of Net Investment Income/(Loss)	2.20%(2)	2.40%	0.85%	1.17%	1.82%	1.68%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.18 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.03	$42.42	$32.57	$25.98	$31.53	$35.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35(2)	0.88	0.23	0.11	0.45	0.47
Net realized and unrealized gain/(loss)	9.31	(12.13)	9.73	6.85	(3.98)	(3.20)
Total from Investment Operations	9.66	(11.25)	9.96	6.96	(3.53)	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.02)	(0.14)	(0.11)	(0.37)	(2.02)	(0.75)
Total Dividends and Distributions	(1.02)	(0.14)	(0.11)	(0.37)	(2.02)	(0.75)
Net Asset Value, End of Period	$39.67	$31.03	$42.42	$32.57	$25.98	$31.53
Total Return*	31.47%	(26.61)%	30.63%	26.93%	(10.35)%	(7.96)%
Net Assets, End of Period (in thousands)	$267	$101	$85	$54	$43	$48
Average Net Assets for the Period (in thousands)	$203	$95	$68	$48	$43	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.15%(3)	4.51%	5.71%	7.83%	8.50%	4.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.10%	1.07%	1.34%	1.17%	1.35%
Ratio of Net Investment Income/(Loss)	1.93%(2)	2.27%	0.58%	0.40%	1.73%	1.42%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.17 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.27	$44.17	$34.02	$27.06	$31.57	$35.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41(2)	0.93	0.20	0.12	0.47	0.54
Net realized and unrealized gain/(loss)	9.68	(12.70)	10.12	7.20	(3.90)	(3.21)
Total from Investment Operations	10.09	(11.77)	10.32	7.32	(3.43)	(2.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.95)	(0.13)	(0.17)	(0.36)	(1.08)	(0.79)
Total Dividends and Distributions	(0.95)	(0.13)	(0.17)	(0.36)	(1.08)	(0.79)
Net Asset Value, End of Period	$41.41	$32.27	$44.17	$34.02	$27.06	$31.57
Total Return*	31.58%	(26.73)%	30.41%	27.20%	(10.43)%	(7.79)%
Net Assets, End of Period (in thousands)	$14,472	$7,392	$10,590	$1,579	$676	$929
Average Net Assets for the Period (in thousands)	$10,196	$10,408	$5,237	$839	$762	$1,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%(3)	1.37%	1.38%	1.70%	1.76%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.22%	1.21%	1.19%	1.18%	1.20%
Ratio of Net Investment Income/(Loss)	2.17%(2)	2.25%	0.47%	0.41%	1.74%	1.59%
Portfolio Turnover Rate	67%	145%	184%	160%	145%	82%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.18 and 0.94%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in January 2023 and March 2023. The impact of the additional professional fees to Ratio of Gross Expenses is 0.14%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the Fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.  The Statement of Operations reflects $2,469,060 of tax reclaims received as well as $264,238 of professional fees and $277,948 of certain fees assessed by the Internal Revenue Service due to the recovery of foreign withholding taxes after such amounts were previously passed through to Fund shareholders as foreign tax credits.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes

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Notes to Financial Statements (unaudited)

(to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to

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Notes to Financial Statements (unaudited)

cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

There were no futures held at March 31, 2023.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or

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Notes to Financial Statements (unaudited)

unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index securities for the purpose of decreasing exposure to broad equity risk.

There were no purchased options held at March 31, 2023.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

There were no written options held at March 31, 2023.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

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Notes to Financial Statements (unaudited)

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund

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Notes to Financial Statements (unaudited)

securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $8,222,450. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $8,843,750, resulting in the net amount due to the counterparty of $621,300.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

32	MARCH 31, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $3,421.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

34	MARCH 31, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $50.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	92	4
Class S Shares	26	-*
Class T Shares	-	-

* Less than 0.50%

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(233,795,597)	$(213,729,522)	$ (447,525,119)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 427,396,182	$59,332,088	$ (8,093,254)	$ 51,238,834

36	MARCH 31, 2023

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	206,258	$ 7,793,911	331,159	$ 13,680,666
Reinvested dividends and distributions	62,865	2,387,003	3,908	175,228
Shares repurchased	(238,447)	(9,160,539)	(546,754)	(22,231,611)
Net Increase/(Decrease)	30,676	$ 1,020,375	(211,687)	$ (8,375,717)
Class C Shares:
Shares sold	8,752	$ 329,830	30,784	$ 1,227,701
Reinvested dividends and distributions	3,048	109,477	-	-
Shares repurchased	(90,249)	(3,295,653)	(263,979)	(10,272,046)
Net Increase/(Decrease)	(78,449)	$ (2,856,346)	(233,195)	$ (9,044,345)
Class D Shares:
Shares sold	33,259	$ 1,323,524	66,649	$ 2,930,962
Reinvested dividends and distributions	5,309	199,943	731	32,517
Shares repurchased	(30,091)	(1,174,363)	(82,413)	(3,430,580)
Net Increase/(Decrease)	8,477	$ 349,104	(15,033)	$ (467,101)
Class I Shares:
Shares sold	2,098,525	$84,406,096	1,838,037	$ 73,103,509
Reinvested dividends and distributions	157,404	5,930,996	22,853	1,017,664
Shares repurchased	(1,189,904)	(46,168,738)	(2,565,510)	(100,304,392)
Net Increase/(Decrease)	1,066,025	$44,168,354	(704,620)	$(26,183,219)
Class N Shares:
Shares sold	150,180	$ 5,746,723	280,620	$ 11,023,913
Reinvested dividends and distributions	14,988	560,866	1,020	45,092
Shares repurchased	(75,860)	(2,905,784)	(63,038)	(2,496,505)
Net Increase/(Decrease)	89,308	$ 3,401,805	218,602	$ 8,572,500
Class S Shares:
Shares sold	3,311	$ 115,916	1,249	$ 46,126
Reinvested dividends and distributions	160	5,786	7	279
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,471	$ 121,702	1,256	$ 46,405
Class T Shares:
Shares sold	153,204	$ 6,099,256	217,630	$ 9,367,473
Reinvested dividends and distributions	5,981	225,143	773	34,381
Shares repurchased	(38,774)	(1,511,589)	(229,049)	(9,478,926)
Net Increase/(Decrease)	120,411	$ 4,812,810	(10,646)	$ (77,072)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$312,402,089	$267,079,436	$ -	$ -

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	39

Janus Henderson European Focus Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

40	MARCH 31, 2023

Janus Henderson European Focus Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	47

Janus Henderson European Focus Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

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Janus Henderson European Focus Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson European Focus Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

50	MARCH 31, 2023

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	51

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

52	MARCH 31, 2023

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93080 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Forty Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	2.35%	1.66%	Atlassian Corp - Class A	1.97%	-0.81%
ASML Holding NV	3.25%	1.26%	Charles Schwab Corp	1.97%	-0.67%
Advanced Micro Devices Inc	3.09%	1.04%	CoStar Group Inc	3.21%	-0.59%
Booking Holdings Inc	2.46%	0.79%	American Tower Corp	2.88%	-0.52%
Workday Inc - Class A	4.46%	0.77%	Rivian Automotive Inc - Class A	0.45%	-0.50%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	2.85%	15.46%	15.06%
	Information Technology	1.90%	41.99%	43.53%
	Communication Services	1.36%	5.97%	7.07%
	Consumer Staples	0.31%	1.14%	5.80%
	Energy	0.22%	0.00%	1.62%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Financials	-1.04%	6.27%	3.48%
	Real Estate	-0.43%	2.88%	1.57%
	Other**	-0.43%	3.10%	0.00%
	Industrials	-0.29%	8.48%	7.85%
	Health Care	-0.24%	11.39%	12.55%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.8%
Apple Inc
Technology Hardware, Storage & Peripherals	8.5%
Mastercard Inc
Diversified Financial Services	6.2%
Amazon.com Inc
Multiline Retail	5.5%
Workday Inc - Class A
Software	4.7%
36.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	3.2%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	20.70%	-14.55%	11.15%	13.55%	11.33%	0.89%
Class A Shares at MOP	13.75%	-19.46%	9.84%	12.88%	11.08%
Class C Shares at NAV	20.29%	-15.16%	10.43%	12.83%	10.64%	1.64%
Class C Shares at CDSC	19.29%	-16.01%	10.43%	12.83%	10.64%
Class D Shares	20.80%	-14.40%	11.39%	13.68%	11.30%	0.69%
Class I Shares	20.86%	-14.35%	11.46%	13.88%	11.53%	0.64%
Class N Shares	20.90%	-14.29%	11.53%	13.97%	11.43%	0.57%
Class R Shares	20.45%	-14.90%	10.71%	13.12%	10.94%	1.32%
Class S Shares	20.62%	-14.70%	10.99%	13.42%	11.21%	1.07%
Class T Shares	20.76%	-14.49%	11.27%	13.70%	11.35%	0.81%
Russell 1000 Growth Index	16.88%	-10.90%	13.66%	14.59%	8.78%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	8.52%
Morningstar Quartile - Class S Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	897/1,256	421/1,129	242/1,037	20/512

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	3

Janus Henderson Forty Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class

See important disclosures on the next page.

4	MARCH 31, 2023

Janus Henderson Forty Fund (unaudited)

Performance

S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,207.00	$4.46	$1,000.00	$1,020.89	$4.08	0.81%
Class C Shares	$1,000.00	$1,202.90	$8.18	$1,000.00	$1,017.50	$7.49	1.49%
Class D Shares	$1,000.00	$1,208.00	$3.36	$1,000.00	$1,021.89	$3.07	0.61%
Class I Shares	$1,000.00	$1,208.60	$3.08	$1,000.00	$1,022.14	$2.82	0.56%
Class N Shares	$1,000.00	$1,209.00	$2.64	$1,000.00	$1,022.54	$2.42	0.48%
Class R Shares	$1,000.00	$1,204.50	$6.71	$1,000.00	$1,018.85	$6.14	1.22%
Class S Shares	$1,000.00	$1,206.20	$5.28	$1,000.00	$1,020.14	$4.84	0.96%
Class T Shares	$1,000.00	$1,207.60	$3.85	$1,000.00	$1,021.44	$3.53	0.70%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2023

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 96.9%
Aerospace & Defense – 1.7%
Howmet Aerospace Inc	6,221,261	$263,594,829
Automobiles – 0.3%
Rivian Automotive Inc - Class A*	2,941,451	45,533,662
Banks – 1.5%
JPMorgan Chase & Co	1,870,525	243,748,113
Biotechnology – 3.7%
AbbVie Inc	3,131,827	499,119,269
Argenx SE (ADR)*	225,963	84,189,295
		583,308,564
Capital Markets – 3.6%
Blackstone Group Inc	4,808,660	422,392,694
Charles Schwab Corp	2,612,285	136,831,488
		559,224,182
Chemicals – 2.8%
Linde PLC	786,164	279,434,132
Sherwin-Williams Co	725,720	163,120,084
		442,554,216
Diversified Financial Services – 6.2%
Mastercard Inc	2,697,269	980,214,527
Health Care Providers & Services – 2.7%
UnitedHealth Group Inc	899,108	424,909,450
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	148,278	393,294,050
Caesars Entertainment Inc*	3,308,675	161,496,427
		554,790,477
Household Products – 1.1%
Procter & Gamble Co	1,184,856	176,176,239
Interactive Media & Services – 4.1%
Alphabet Inc - Class C*	3,211,851	334,032,504
Meta Platforms Inc - Class A*	1,463,378	310,148,333
		644,180,837
Life Sciences Tools & Services – 3.8%
Danaher Corp	1,222,533	308,127,217
Illumina Inc*	1,220,900	283,920,295
		592,047,512
Machinery – 3.3%
Deere & Co	1,239,451	511,744,529
Metals & Mining – 1.1%
Freeport-McMoRan Inc	4,296,175	175,756,519
Multiline Retail – 5.5%
Amazon.com Inc*	8,404,229	868,072,813
Professional Services – 2.7%
CoStar Group Inc*	6,149,386	423,385,226
Semiconductor & Semiconductor Equipment – 14.8%
Advanced Micro Devices Inc*	6,599,801	646,846,496
Analog Devices Inc	870,365	171,653,385
ASML Holding NV	658,154	448,012,009
Marvell Technology Inc	3,556,413	153,992,683
NVIDIA Corp	1,877,208	521,432,066
Texas Instruments Inc	2,032,535	378,071,835
		2,320,008,474
Software – 17.8%
Atlassian Corp - Class A*	1,220,089	208,842,634
Microsoft Corp	6,432,481	1,854,484,272
Workday Inc - Class A*	3,541,464	731,453,975
		2,794,780,881
Specialized Real Estate Investment Trusts (REITs) – 2.5%
American Tower Corp	1,912,623	390,825,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Specialty Retail – 2.3%
TJX Cos Inc	4,519,495	$354,147,628
Technology Hardware, Storage & Peripherals – 8.5%
Apple Inc	8,143,995	1,342,944,776
Textiles, Apparel & Luxury Goods – 3.4%
LVMH Moet Hennessy Louis Vuitton SE	370,226	339,264,847
NIKE Inc - Class B	1,579,209	193,674,192
		532,939,039
Total Common Stocks (cost $9,422,094,082)		15,224,887,877
Investment Companies– 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $504,404,470)	504,324,791	504,425,656
Total Investments (total cost $9,926,498,552) – 100.1%		15,729,313,533
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(8,227,896)
Net Assets – 100%		$15,721,085,637

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$14,857,847,382	94.5%
Netherlands	448,012,009	2.8
France	339,264,847	2.2
Belgium	84,189,295	0.5

Total	$15,729,313,533	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$8,803,737	$7,314	$12,577	$504,425,656
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	9,343∆	-	-	-
Total Affiliated Investments - 3.2%	$8,813,080	$7,314	$12,577	$504,425,656

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	572,169,354	2,017,804,637	(2,085,568,226)	504,425,656
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	46,190,522	75,585,235	(121,775,757)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$193,674,192	$339,264,847	$-
All Other	14,691,948,838	-	-
Investment Companies	-	504,425,656	-
Total Assets	$14,885,623,030	$843,690,503	$-

10	MARCH 31, 2023

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value (cost $9,422,094,082)	$15,224,887,877
Affiliated investments, at value (cost $504,404,470)	504,425,656
Trustees' deferred compensation	389,013
Receivables:
Fund shares sold	3,504,354
Dividends	2,416,329
Dividends from affiliates	1,501,871
Foreign tax reclaims	374,177
Other assets	119,206
Total Assets	15,737,618,483
Liabilities:
Due to custodian	3,122
Payables:	—
Advisory fees	6,487,908
Fund shares repurchased	6,396,503
Transfer agent fees and expenses	2,104,311
Trustees' deferred compensation fees	389,013
12b-1 Distribution and shareholder servicing fees	272,406
Trustees' fees and expenses	97,107
Affiliated fund administration fees payable	33,996
Professional fees	33,416
Custodian fees	19,281
Accrued expenses and other payables	695,783
Total Liabilities	16,532,846
Net Assets	$15,721,085,637

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,528,688,658
Total distributable earnings (loss)	6,192,396,979
Total Net Assets	$15,721,085,637
Net Assets - Class A Shares	$361,956,687
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,906,737
Net Asset Value Per Share(1)	$40.64
Maximum Offering Price Per Share(2)	$43.12
Net Assets - Class C Shares	$96,494,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,203,183
Net Asset Value Per Share(1)	$30.12
Net Assets - Class D Shares	$9,462,922,558
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	241,377,612
Net Asset Value Per Share	$39.20
Net Assets - Class I Shares	$1,735,091,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,315,385
Net Asset Value Per Share	$43.04
Net Assets - Class N Shares	$452,727,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,448,954
Net Asset Value Per Share	$43.33
Net Assets - Class R Shares	$67,154,073
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,959,176
Net Asset Value Per Share	$34.28
Net Assets - Class S Shares	$376,680,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,844,726
Net Asset Value Per Share	$38.26
Net Assets - Class T Shares	$3,168,058,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,730,733
Net Asset Value Per Share	$39.73

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$70,680,591
Dividends from affiliates	8,803,737
Affiliated securities lending income, net	9,343
Unaffiliated securities lending income, net	2,716
Other income	40
Foreign tax withheld	(648,153)
Total Investment Income	78,848,274
Expenses:
Advisory fees	33,299,930
12b-1 Distribution and shareholder servicing fees:
Class A Shares	426,820
Class C Shares	421,949
Class R Shares	156,786
Class S Shares	440,355
Transfer agent administrative fees and expenses:
Class D Shares	5,145,893
Class R Shares	79,694
Class S Shares	440,967
Class T Shares	3,686,727
Transfer agent networking and omnibus fees:
Class A Shares	132,479
Class C Shares	40,852
Class I Shares	636,894
Other transfer agent fees and expenses:
Class A Shares	11,860
Class C Shares	2,054
Class D Shares	333,165
Class I Shares	45,457
Class N Shares	8,817
Class R Shares	400
Class S Shares	2,074
Class T Shares	11,264
Shareholder reports expense	328,734
Trustees’ fees and expenses	213,368
Affiliated fund administration fees	181,954
Registration fees	106,724
Professional fees	88,641
Custodian fees	29,503
Other expenses	435,562
Total Expenses	46,708,923
Less: Excess Expense Reimbursement and Waivers	(319,294)
Net Expenses	46,389,629
Net Investment Income/(Loss)	32,458,645

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$448,797,060
Investments in affiliates	7,314
Total Net Realized Gain/(Loss) on Investments	448,804,374
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	2,276,783,687
Investments in affiliates	12,577
Total Change in Unrealized Net Appreciation/Depreciation	2,276,796,264
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,758,059,283

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$32,458,645	$(1,008,711)
Net realized gain/(loss) on investments	448,804,374	140,237,182
Change in unrealized net appreciation/depreciation	2,276,796,264	(7,259,946,829)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,758,059,283	(7,120,718,358)
Dividends and Distributions to Shareholders:
Class A Shares	(196,773)	(48,616,877)
Class C Shares	(71,294)	(18,893,463)
Class D Shares	(5,170,450)	(1,230,067,488)
Class I Shares	(868,455)	(212,301,037)
Class N Shares	(222,907)	(53,508,841)
Class R Shares	(43,018)	(10,782,896)
Class S Shares	(214,505)	(54,847,467)
Class T Shares	(1,723,379)	(420,959,121)
Net Decrease from Dividends and Distributions to Shareholders	(8,510,781)	(2,049,977,190)
Capital Share Transactions:
Class A Shares	(28,809,507)	23,871,855
Class C Shares	(9,607,142)	(2,036,149)
Class D Shares	(254,408,373)	668,279,371
Class I Shares	(120,943,365)	207,944,828
Class N Shares	3,190,560	44,485,275
Class R Shares	(4,689,773)	(392,706)
Class S Shares	(21,214,293)	(18,253,964)
Class T Shares	(148,249,735)	174,769,965
Net Increase/(Decrease) from Capital Share Transactions	(584,731,628)	1,098,668,475
Net Increase/(Decrease) in Net Assets	2,164,816,874	(8,072,027,073)
Net Assets:
Beginning of period	13,556,268,763	21,628,295,836
End of period	$15,721,085,637	$13,556,268,763

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.69	$56.20	$46.81	$37.16	$37.42	$33.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.08)	(0.26)	(0.08)	0.02	(0.04)
Net realized and unrealized gain/(loss)	6.92	(17.22)	13.50	12.27	2.25	7.38
Total from Investment Operations	6.97	(17.30)	13.24	12.19	2.27	7.34
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.54)	(2.53)	(2.95)
Net Asset Value, End of Period	$40.64	$33.69	$56.20	$46.81	$37.16	$37.42
Total Return*	20.70%	(34.00)%	29.72%	34.62%	7.77%	23.77%
Net Assets, End of Period (in thousands)	$361,957	$326,566	$525,208	$411,899	$303,070	$237,547
Average Net Assets for the Period (in thousands)	$342,157	$456,270	$483,419	$339,815	$268,921	$220,973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.89%	1.02%	1.01%	1.01%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.89%	1.02%	1.01%	0.98%	0.98%
Ratio of Net Investment Income/(Loss)	0.28%	(0.17)%	(0.50)%	(0.21)%	0.05%	(0.13)%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Forty Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.06	$43.38	$37.15	$30.17	$31.11	$28.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.28)	(0.47)	(0.28)	(0.16)	(0.21)
Net realized and unrealized gain/(loss)	5.13	(12.83)	10.55	9.79	1.75	6.19
Total from Investment Operations	5.08	(13.11)	10.08	9.51	1.59	5.98
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Net Asset Value, End of Period	$30.12	$25.06	$43.38	$37.15	$30.17	$31.11
Total Return*	20.29%	(34.43)%	28.88%	33.67%	7.11%	23.05%
Net Assets, End of Period (in thousands)	$96,495	$89,166	$160,133	$137,952	$126,726	$227,488
Average Net Assets for the Period (in thousands)	$92,306	$129,956	$153,590	$128,357	$154,535	$235,933
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.51%	1.68%	1.68%	1.63%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.51%	1.68%	1.68%	1.58%	1.59%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.80)%	(1.15)%	(0.87)%	(0.58)%	(0.74)%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.47	$54.28	$45.24	$35.99	$36.25	$32.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.01	(0.15)	—(2)	0.09	0.04
Net realized and unrealized gain/(loss)	6.66	(16.58)	13.04	11.86	2.18	7.15
Total from Investment Operations	6.75	(16.57)	12.89	11.86	2.27	7.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	(0.08)	—	(0.01)
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.24)	(3.85)	(2.61)	(2.53)	(2.96)
Net Asset Value, End of Period	$39.20	$32.47	$54.28	$45.24	$35.99	$36.25
Total Return*	20.80%	(33.86)%	30.00%	34.88%	8.03%	24.06%
Net Assets, End of Period (in thousands)	$9,462,923	$8,069,316	$12,846,210	$10,287,828	$8,018,389	$7,842,180
Average Net Assets for the Period (in thousands)	$8,734,330	$11,038,490	$11,890,281	$8,759,841	$7,517,796	$7,241,280
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.69%	0.82%	0.80%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.69%	0.82%	0.80%	0.75%	0.73%
Ratio of Net Investment Income/(Loss)	0.48%	0.03%	(0.29)%	0.00%(3)	0.27%	0.13%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Forty Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.63	$59.06	$48.89	$38.69	$38.74	$34.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.04	(0.13)	0.03	0.12	0.07
Net realized and unrealized gain/(loss)	7.33	(18.21)	14.15	12.80	2.36	7.63
Total from Investment Operations	7.43	(18.17)	14.02	12.83	2.48	7.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	(0.10)	—	(0.01)
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.26)	(3.85)	(2.63)	(2.53)	(2.96)
Net Asset Value, End of Period	$43.04	$35.63	$59.06	$48.89	$38.69	$38.74
Total Return*	20.86%	(33.84)%	30.07%	34.97%	8.06%	24.19%
Net Assets, End of Period (in thousands)	$1,735,091	$1,547,668	$2,360,269	$1,783,057	$1,178,733	$1,125,445
Average Net Assets for the Period (in thousands)	$1,625,161	$2,082,585	$2,119,223	$1,416,287	$1,081,498	$1,024,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.64%	0.76%	0.74%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.64%	0.76%	0.74%	0.68%	0.66%
Ratio of Net Investment Income/(Loss)	0.53%	0.08%	(0.24)%	0.06%	0.34%	0.19%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.86	$59.38	$49.11	$38.85	$38.86	$34.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.07	(0.10)	0.05	0.15	0.09
Net realized and unrealized gain/(loss)	7.37	(18.30)	14.22	12.86	2.37	7.66
Total from Investment Operations	7.49	(18.23)	14.12	12.91	2.52	7.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	(0.12)	—	(0.02)
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.29)	(3.85)	(2.65)	(2.53)	(2.97)
Net Asset Value, End of Period	$43.33	$35.86	$59.38	$49.11	$38.85	$38.86
Total Return*	20.90%	(33.78)%	30.15%	35.06%	8.15%	24.27%
Net Assets, End of Period (in thousands)	$452,728	$371,702	$581,225	$511,465	$273,438	$199,929
Average Net Assets for the Period (in thousands)	$412,616	$516,542	$533,647	$384,360	$212,223	$178,576
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.48%	0.56%	0.70%	0.67%	0.65%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.48%	0.56%	0.70%	0.67%	0.62%	0.60%
Ratio of Net Investment Income/(Loss)	0.60%	0.15%	(0.17)%	0.12%	0.40%	0.26%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Forty Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.48	$48.48	$41.01	$32.97	$33.65	$30.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.23)	(0.40)	(0.21)	(0.10)	(0.15)
Net realized and unrealized gain/(loss)	5.84	(14.56)	11.72	10.78	1.95	6.67
Total from Investment Operations	5.82	(14.79)	11.32	10.57	1.85	6.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Net Asset Value, End of Period	$34.28	$28.48	$48.48	$41.01	$32.97	$33.65
Total Return*	20.45%	(34.26)%	29.21%	34.05%	7.36%	23.34%
Net Assets, End of Period (in thousands)	$67,154	$60,027	$103,653	$101,440	$106,843	$127,954
Average Net Assets for the Period (in thousands)	$63,876	$84,882	$106,256	$101,751	$113,204	$123,528
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.31%	1.43%	1.41%	1.40%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.30%	1.42%	1.41%	1.36%	1.34%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.59)%	(0.90)%	(0.60)%	(0.34)%	(0.49)%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.75	$53.33	$44.67	$35.61	$36.02	$31.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.15)	(0.33)	(0.13)	(0.03)	(0.08)
Net realized and unrealized gain/(loss)	6.51	(16.22)	12.84	11.72	2.15	7.12
Total from Investment Operations	6.53	(16.37)	12.51	11.59	2.12	7.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Net Asset Value, End of Period	$38.26	$31.75	$53.33	$44.67	$35.61	$36.02
Total Return*	20.58%	(34.09)%	29.50%	34.40%	7.65%	23.63%
Net Assets, End of Period (in thousands)	$376,681	$331,903	$586,481	$546,341	$475,553	$516,748
Average Net Assets for the Period (in thousands)	$353,378	$480,481	$571,789	$491,995	$468,610	$525,707
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.07%	1.20%	1.17%	1.15%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.05%	1.19%	1.16%	1.10%	1.08%
Ratio of Net Investment Income/(Loss)	0.12%	(0.34)%	(0.66)%	(0.36)%	(0.08)%	(0.23)%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Forty Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.92	$54.99	$45.83	$36.44	$36.70	$32.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	(0.03)	(0.21)	(0.04)	0.06	0.01
Net realized and unrealized gain/(loss)	6.76	(16.83)	13.22	12.01	2.21	7.24
Total from Investment Operations	6.83	(16.86)	13.01	11.97	2.27	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.05)	—	—(2)
Distributions (from capital gains)	(0.02)	(5.21)	(3.85)	(2.53)	(2.53)	(2.95)
Total Dividends and Distributions	(0.02)	(5.21)	(3.85)	(2.58)	(2.53)	(2.95)
Net Asset Value, End of Period	$39.73	$32.92	$54.99	$45.83	$36.44	$36.70
Total Return*	20.76%	(33.94)%	29.86%	34.71%	7.93%	23.96%
Net Assets, End of Period (in thousands)	$3,168,058	$2,759,921	$4,465,117	$3,621,078	$2,914,481	$2,935,096
Average Net Assets for the Period (in thousands)	$2,954,073	$3,817,603	$4,169,739	$3,138,440	$2,750,999	$2,727,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.81%	0.95%	0.92%	0.90%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.79%	0.93%	0.91%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	0.38%	(0.07)%	(0.41)%	(0.10)%	0.17%	0.02%
Portfolio Turnover Rate	23%	39%	31%	42%	44%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	MARCH 31, 2023

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	MARCH 31, 2023

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

Janus Investment Fund	27

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’

28	MARCH 31, 2023

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

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Notes to Financial Statements (unaudited)

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.46%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $13,817.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

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Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $7,410.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $2,511,356 in purchases.

32	MARCH 31, 2023

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$9,976,660,402	$5,992,332,941	$(239,679,810)	$5,752,653,131

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	473,570	$ 17,669,187	1,824,221	$ 88,895,333
Reinvested dividends and distributions	4,397	156,612	753,582	38,854,683
Shares repurchased	(1,264,260)	(46,635,306)	(2,230,354)	(103,878,161)
Net Increase/(Decrease)	(786,293)	$ (28,809,507)	347,449	$ 23,871,855
Class C Shares:
Shares sold	241,178	$ 6,663,054	624,052	$ 22,361,504
Reinvested dividends and distributions	2,409	63,735	436,951	16,848,831
Shares repurchased	(597,915)	(16,333,931)	(1,195,072)	(41,246,484)
Net Increase/(Decrease)	(354,328)	$ (9,607,142)	(134,069)	$ (2,036,149)
Class D Shares:
Shares sold	1,840,060	$ 65,855,532	5,936,260	$ 273,175,986
Reinvested dividends and distributions	143,905	4,941,689	23,777,109	1,179,582,360
Shares repurchased	(9,130,836)	(325,205,594)	(17,863,300)	(784,478,975)
Net Increase/(Decrease)	(7,146,871)	$(254,408,373)	11,850,069	$ 668,279,371
Class I Shares:
Shares sold	4,854,817	$ 191,038,002	15,427,444	$ 742,458,563
Reinvested dividends and distributions	19,504	735,303	3,292,138	179,158,152
Shares repurchased	(7,991,015)	(312,716,670)	(15,253,091)	(713,671,887)
Net Increase/(Decrease)	(3,116,694)	$(120,943,365)	3,466,491	$ 207,944,828
Class N Shares:
Shares sold	1,106,717	$ 43,887,825	2,274,992	$ 118,148,906
Reinvested dividends and distributions	5,460	207,142	907,966	49,702,045
Shares repurchased	(1,028,662)	(40,904,407)	(2,605,013)	(123,365,676)
Net Increase/(Decrease)	83,515	$ 3,190,560	577,945	$ 44,485,275
Class R Shares:
Shares sold	126,714	$ 3,955,274	303,952	$ 11,770,800
Reinvested dividends and distributions	1,409	42,380	242,433	10,599,178
Shares repurchased	(276,800)	(8,687,427)	(576,615)	(22,762,684)
Net Increase/(Decrease)	(148,677)	$ (4,689,773)	(30,230)	$ (392,706)
Class S Shares:
Shares sold	610,219	$ 21,385,408	1,203,621	$ 53,277,110
Reinvested dividends and distributions	6,372	213,788	1,123,563	54,650,126
Shares repurchased	(1,226,685)	(42,813,489)	(2,869,276)	(126,181,200)
Net Increase/(Decrease)	(610,094)	$ (21,214,293)	(542,092)	$ (18,253,964)
Class T Shares:
Shares sold	2,884,770	$ 104,767,575	6,709,598	$ 309,462,841
Reinvested dividends and distributions	48,396	1,685,165	8,122,878	408,986,887
Shares repurchased	(7,028,081)	(254,702,475)	(12,209,097)	(543,679,763)
Net Increase/(Decrease)	(4,094,915)	$(148,249,735)	2,623,379	$ 174,769,965

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,235,740,539	$3,689,182,187	$ -	$ -

34	MARCH 31, 2023

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

36	MARCH 31, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Forty Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

40	MARCH 31, 2023

Janus Henderson Forty Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Forty Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	45

Janus Henderson Forty Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

46	MARCH 31, 2023

Janus Henderson Forty Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	47

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

48	MARCH 31, 2023

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	49

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2023

Janus Henderson Forty Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson Forty Fund

Notes

NotesPage2

52	MARCH 31, 2023

Janus Henderson Forty Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93041 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Equity Income Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
TotalEnergies SE	2.69%	0.49%	Roche Holding AG	2.61%	-0.62%
Sanofi	1.92%	0.49%	British American Tobacco PLC	3.11%	-0.58%
Tokyo Electron Ltd	1.70%	0.44%	Pioneer Natural Resources Co	2.51%	-0.55%
Enel SpA	1.46%	0.40%	Bristol-Myers Squibb Co	1.79%	-0.38%
3i Group PLC	0.66%	0.35%	Nutrien Ltd	0.91%	-0.30%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	1.57%	14.60%	14.20%
	Utilities	1.48%	6.96%	3.04%
	Consumer Discretionary	1.28%	5.35%	10.53%
	Health Care	0.71%	15.39%	13.93%
	Industrials	0.67%	5.80%	10.56%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Materials	-0.68%	7.89%	4.43%
	Other**	-0.48%	2.50%	0.00%
	Communication Services	-0.43%	6.12%	6.67%
	Information Technology	-0.30%	8.14%	20.83%
	Energy	-0.24%	9.40%	5.48%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Unilever PLC
Personal Products	3.9%
Nestle SA (REG)
Food Products	3.1%
British American Tobacco PLC
Tobacco	3.0%
Roche Holding AG
Pharmaceuticals	2.9%
Sanofi
Pharmaceuticals	2.8%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Investment Companies	1.9%
Other	2.3%
100.0%

Emerging markets comprised 5.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	20.24%	-2.07%	3.05%	4.72%	4.01%	1.25%
Class A Shares at MOP	13.35%	-7.64%	1.83%	4.10%	3.64%
Class C Shares at NAV	19.86%	-2.70%	2.37%	3.99%	3.26%	1.87%
Class C Shares at CDSC	18.86%	-3.60%	2.37%	3.99%	3.26%
Class D Shares	20.46%	-1.87%	3.25%	4.84%	4.09%	0.95%
Class I Shares	20.58%	-1.78%	3.41%	5.03%	4.27%	0.87%
Class N Shares	20.44%	-1.72%	3.44%	5.00%	4.18%	0.78%
Class S Shares	20.22%	-2.12%	2.90%	4.59%	3.93%	1.30%
Class T Shares	20.24%	-2.06%	3.22%	4.81%	4.06%	1.02%
MSCI World Index	18.25%	-7.02%	8.01%	8.85%	6.12%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index	22.67%	-2.92%	3.58%	4.47%	3.76%
Morningstar Quartile - Class A Shares	-	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	287/374	84/326	83/274	15/173

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 30, 2006

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,202.40	$6.48	$1,000.00	$1,019.05	$5.94	1.18%
Class C Shares	$1,000.00	$1,198.60	$9.59	$1,000.00	$1,016.21	$8.80	1.75%
Class D Shares	$1,000.00	$1,204.60	$4.95	$1,000.00	$1,020.44	$4.53	0.90%
Class I Shares	$1,000.00	$1,205.80	$4.51	$1,000.00	$1,020.84	$4.13	0.82%
Class N Shares	$1,000.00	$1,204.40	$4.01	$1,000.00	$1,021.29	$3.68	0.73%
Class S Shares	$1,000.00	$1,202.20	$6.81	$1,000.00	$1,018.75	$6.24	1.24%
Class T Shares	$1,000.00	$1,202.40	$5.33	$1,000.00	$1,020.09	$4.89	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 95.8%
Aerospace & Defense – 1.0%
BAE Systems PLC	5,220,118	$63,273,074
Automobiles – 3.2%
Daimler AG	547,839	42,079,852
Ford Motor Co	4,519,625	56,947,275
Stellantis NV	5,400,910	98,265,506
		197,292,633
Banks – 4.6%
Hana Financial Group Inc	446,822	14,052,215
HSBC Holdings PLC	7,975,224	54,286,914
Intesa Sanpaolo SpA	25,378,171	65,308,149
KB Financial Group Inc	394,553	14,493,592
Natwest Group PLC	24,821,144	81,086,774
Nordea Bank Abp	2,694,181	28,764,124
Sumitomo Mitsui Financial Group Inc	769,400	30,854,495
		288,846,263
Beverages – 5.2%
Ambev SA (ADR)	41,853,468	118,026,780
Coca-Cola Co	1,704,715	105,743,471
Pernod Ricard SA	449,356	101,805,496
		325,575,747
Building Products – 0.9%
Cie de Saint-Gobain	973,248	55,409,334
Capital Markets – 2.9%
CME Group Inc	329,120	63,033,062
Macquarie Group Ltd	982,009	115,657,445
		178,690,507
Chemicals – 1.5%
Nutrien Ltd	237,022	17,506,968
OCI NV	1,830,105	62,118,727
Wacker Chemie AG	75,744	12,273,775
		91,899,470
Communications Equipment – 1.0%
Cisco Systems Inc	1,229,317	64,262,546
Diversified Financial Services – 0.7%
M&G PLC	18,818,788	46,086,521
Diversified Telecommunication Services – 2.7%
Koninklijke KPN NV	15,010,784	53,011,506
Telstra Group Ltd	25,369,361	71,649,263
TELUS Corp	2,373,021	47,116,224
		171,776,993
Electric Utilities – 4.7%
Enel SpA	16,918,534	103,316,752
Iberdrola SA	4,982,630	62,059,177
SSE PLC	5,849,082	130,264,180
		295,640,109
Food & Staples Retailing – 1.3%
Koninklijke Ahold Delhaize NV	2,459,938	84,135,416
Food Products – 4.1%
Danone SA	1,069,397	66,476,249
Nestle SA (REG)	1,567,372	191,392,070
		257,868,319
Household Durables – 0.5%
Persimmon PLC	2,058,193	32,005,388
Insurance – 7.4%
Allianz SE (REG)	269,044	62,100,874
Aviva PLC	5,911,399	29,542,946
Direct Line Insurance Group PLC	3,601,707	6,131,181
Legal & General Group PLC	11,670,478	34,513,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Insurance– (continued)
Phoenix Group Holdings PLC	7,060,684	$47,689,225
Swiss Re AG	1,200,935	123,557,136
Zurich Insurance Group AG	331,350	158,591,355
		462,126,387
Machinery – 2.7%
Sandvik AB	2,392,368	50,859,772
Volvo AB	5,621,071	115,982,943
		166,842,715
Marine – 0.2%
AP Moller - Maersk A/S - Class B	5,659	10,256,491
Metals & Mining – 5.3%
Anglo American PLC	4,323,742	143,081,399
BHP Group Ltd	4,139,105	131,254,426
Rio Tinto PLC	809,205	54,834,893
		329,170,718
Multi-Utilities – 3.3%
E.ON SE	2,559,095	31,918,552
Engie SA	4,100,400	64,840,549
National Grid PLC	4,652,553	63,141,628
Sempra Energy	310,977	47,007,283
		206,908,012
Office Real Estate Investment Trusts (REITs) – 0.7%
Dexus	8,122,695	41,146,670
Oil, Gas & Consumable Fuels – 8.1%
Keyera Corp	1,293,584	28,326,168
Pioneer Natural Resources Co	753,873	153,971,022
Repsol SA	2,656,759	40,892,616
TotalEnergies SE	1,881,070	110,977,968
Williams Cos Inc	3,728,075	111,320,320
Woodside Energy Group Ltd	2,625,677	59,149,177
		504,637,271
Paper & Forest Products – 1.2%
UPM-Kymmene Oyj*	2,217,780	74,469,546
Personal Products – 3.9%
Unilever PLC	4,690,000	242,538,147
Pharmaceuticals – 13.6%
GSK PLC	7,065,339	125,992,111
Johnson & Johnson	293,494	45,491,570
Merck & Co Inc	1,618,966	172,241,793
Novartis AG	1,584,709	145,523,779
Roche Holding AG	634,179	181,543,633
Sanofi	1,604,842	174,754,434
		845,547,320
Professional Services – 1.0%
Hays PLC	16,934,448	23,336,719
Randstad NV	642,924	38,164,033
		61,500,752
Real Estate Management & Development – 0.1%
Aroundtown SA	3,100,017	4,413,694
Semiconductor & Semiconductor Equipment – 5.0%
MediaTek Inc	2,437,000	63,619,600
SK Square Co Ltd*	201,342	6,194,565
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	868,023	80,743,500
Tokyo Electron Ltd	1,298,700	158,812,398
		309,370,063
Specialty Retail – 1.0%
Industria de Diseno Textil SA	1,925,711	64,664,854

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Tobacco – 5.5%
British American Tobacco PLC	5,383,215	$188,622,153
Imperial Brands PLC	6,632,303	152,498,807
		341,120,960
Wireless Telecommunication Services – 2.5%
SK Telecom Co Ltd	1,752,223	65,154,442
Tele2 AB	8,863,551	88,334,991
		153,489,433
Total Common Stocks (cost $5,986,075,805)		5,970,965,353
Investment Companies– 1.9%
Money Markets – 1.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $117,219,663)	117,196,223	117,219,663
Total Investments (total cost $6,103,295,468) – 97.7%		6,088,185,016
Cash, Receivables and Other Assets, net of Liabilities – 2.3%		145,717,211
Net Assets – 100%		$6,233,902,227

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,150,395,472	18.9%
United States	1,063,230,116	17.5
Switzerland	800,607,973	13.1
France	574,264,030	9.4
Netherlands	479,967,829	7.9
Australia	418,856,981	6.9
Italy	266,890,407	4.4
Sweden	255,177,706	4.2
Japan	189,666,893	3.1
Spain	167,616,647	2.8
Germany	152,786,747	2.5
Taiwan	144,363,100	2.4
Brazil	118,026,780	1.9
Finland	103,233,670	1.7
South Korea	99,894,814	1.6
Canada	92,949,360	1.5
Denmark	10,256,491	0.2

Total	$6,088,185,016	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$2,705,722	$(1,339)	$-	$117,219,663

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 1.9%
Money Markets - 1.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	-	1,726,656,064	(1,609,435,062)	117,219,663

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/19/23	(249,062,606)	$303,090,450	$(4,197,656)
Euro	4/19/23	(457,066,387)	491,451,412	(4,631,735)

				(8,829,391)
Citibank, National Association:
Korean Won	6/15/23	(140,000,000,000)	107,074,570	(1,167,274)
Total				$(9,996,665)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$9,996,665

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(40,241,595)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(28,611,881)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Forward foreign currency exchange contracts:
Average amounts sold - in USD	$868,036,407

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$8,829,391	$—	$—	$8,829,391
Citibank, National Association	1,167,274	—	(1,167,274)	—

Total	$9,996,665	$—	$(1,167,274)	$8,829,391
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index

MSCI World IndexSM reflects the equity market performance of global developed markets.

85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equity from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Automobiles	$56,947,275	$140,345,358	$-
Beverages	223,770,251	101,805,496	-
Capital Markets	63,033,062	115,657,445	-
Chemicals	17,506,968	74,392,502	-
Communications Equipment	64,262,546	-	-
Diversified Telecommunication Services	47,116,224	124,660,769	-
Multi-Utilities	47,007,283	159,900,729	-
Oil, Gas & Consumable Fuels	293,617,510	211,019,761	-
Pharmaceuticals	217,733,363	627,813,957	-
Semiconductor & Semiconductor Equipment	80,743,500	228,626,563	-
All Other	-	3,075,004,791	-
Investment Companies	-	117,219,663	-
Total Assets	$1,111,737,982	$4,976,447,034	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$9,996,665	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $5,986,075,805)	$5,970,965,353
Affiliated investments, at value (cost $117,219,663)	117,219,663
Deposits with brokers for OTC derivatives	1,258,237
Cash denominated in foreign currency (cost $10,451,405)	10,451,405
Trustees' deferred compensation	152,694
Receivables:
Investments sold	84,693,514
Dividends	60,167,930
Foreign tax reclaims	45,685,759
Fund shares sold	12,528,663
Dividends from affiliates	499,056
Other assets	226,019
Total Assets	6,303,848,293
Liabilities:
Due to custodian	43,404
Forward foreign currency exchange contracts	9,996,665
Payables:	—
Fund shares repurchased	38,201,580
Dividends	10,195,826
Foreign withholding tax reclaim fee	4,064,011
Advisory fees	3,568,010
Professional fees	2,255,047
Transfer agent fees and expenses	695,432
12b-1 Distribution and shareholder servicing fees	464,654
Trustees' deferred compensation fees	152,694
Custodian fees	61,564
Trustees' fees and expenses	37,095
Affiliated fund administration fees payable	13,736
Accrued expenses and other payables	196,348
Total Liabilities	69,946,066
Net Assets	$6,233,902,227

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,716,772,822
Total distributable earnings (loss)	(1,482,870,595)
Total Net Assets	$6,233,902,227
Net Assets - Class A Shares	$675,167,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,173,677
Net Asset Value Per Share(1)	$6.13
Maximum Offering Price Per Share(2)	$6.50
Net Assets - Class C Shares	$348,017,279
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,718,417
Net Asset Value Per Share(1)	$6.03
Net Assets - Class D Shares	$25,304,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,142,104
Net Asset Value Per Share	$6.11
Net Assets - Class I Shares	$4,685,845,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	762,493,597
Net Asset Value Per Share	$6.15
Net Assets - Class N Shares	$339,171,572
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,201,621
Net Asset Value Per Share	$6.14
Net Assets - Class S Shares	$18,050,828
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,975,093
Net Asset Value Per Share	$6.07
Net Assets - Class T Shares	$142,344,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,321,456
Net Asset Value Per Share	$6.10

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$217,823,948
Dividends from affiliates	2,705,722
Other income	104,903
Foreign tax withheld	(10,529,547)
Total Investment Income	210,105,026
Expenses:
Advisory fees	18,783,462
12b-1 Distribution and shareholder servicing fees:
Class A Shares	800,556
Class C Shares	1,653,894
Class S Shares	21,074
Transfer agent administrative fees and expenses:
Class D Shares	14,769
Class S Shares	21,175
Class T Shares	171,288
Transfer agent networking and omnibus fees:
Class A Shares	719,825
Class C Shares	131,206
Class I Shares	1,987,850
Other transfer agent fees and expenses:
Class A Shares	23,253
Class C Shares	8,249
Class D Shares	2,800
Class I Shares	123,568
Class N Shares	7,648
Class S Shares	102
Class T Shares	890
Professional fees	1,154,357
Custodian fees	178,370
Shareholder reports expense	161,714
Registration fees	147,956
Trustees’ fees and expenses	85,470
Affiliated fund administration fees	72,032
Other expenses	244,901
Total Expenses	26,516,409
Less: Excess Expense Reimbursement and Waivers	(82,463)
Net Expenses	26,433,946
Net Investment Income/(Loss)	183,671,080

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(53,644,939)
Investments in affiliates	(1,339)
Forward foreign currency exchange contracts	(40,241,595)
Total Net Realized Gain/(Loss) on Investments	(93,887,873)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	973,177,567
Forward foreign currency exchange contracts	(28,611,881)
Total Change in Unrealized Net Appreciation/Depreciation	944,565,686
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,034,348,893

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$183,671,080	$391,249,899
Net realized gain/(loss) on investments	(93,887,873)	(146,325,582)
Change in unrealized net appreciation/depreciation	944,565,686	(1,027,941,957)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,034,348,893	(783,017,640)
Dividends and Distributions to Shareholders:
Class A Shares	(20,524,292)	(49,466,615)
Class C Shares	(10,171,335)	(28,085,172)
Class D Shares	(815,071)	(1,719,590)
Class I Shares	(146,384,046)	(309,759,436)
Class N Shares	(10,800,188)	(20,170,604)
Class S Shares	(549,122)	(1,241,114)
Class T Shares	(4,492,251)	(9,040,877)
Net Decrease from Dividends and Distributions to Shareholders	(193,736,305)	(419,483,408)
Capital Share Transactions:
Class A Shares	19,896,459	35,171,613
Class C Shares	(20,462,704)	(43,202,804)
Class D Shares	(88,555)	14,558,070
Class I Shares	512,998,073	714,146,923
Class N Shares	40,343,700	184,097,489
Class S Shares	967,114	1,593,179
Class T Shares	(1,007,213)	81,086,096
Net Increase/(Decrease) from Capital Share Transactions	552,646,874	987,450,566
Net Increase/(Decrease) in Net Assets	1,393,259,462	(215,050,482)
Net Assets:
Beginning of period	4,840,642,765	5,055,693,247
End of period	$6,233,902,227	$4,840,642,765

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.22	$6.54	$5.90	$6.58	$7.16	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.45(2)	0.49	0.51	0.46	0.49
Net realized and unrealized gain/(loss)	0.92	(1.29)	0.64	(0.72)	(0.56)	(0.65)
Total from Investment Operations	1.10	(0.84)	1.13	(0.21)	(0.10)	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.48)	(0.49)	(0.47)	(0.48)	(0.48)
Total Dividends and Distributions	(0.19)	(0.48)	(0.49)	(0.47)	(0.48)	(0.48)
Net Asset Value, End of Period	$6.13	$5.22	$6.54	$5.90	$6.58	$7.16
Total Return*	21.16%	(13.71)%	19.08%	(2.98)%	(1.22)%	(2.13)%
Net Assets, End of Period (in thousands)	$675,168	$558,995	$662,514	$610,106	$684,235	$818,548
Average Net Assets for the Period (in thousands)	$641,036	$671,651	$666,761	$639,082	$695,276	$878,570
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.25%(3)	1.14%	1.14%	1.12%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.24%	1.14%	1.14%	1.12%	1.09%
Ratio of Net Investment Income/(Loss)	6.18%	6.86%(2)	7.28%	8.15%	6.91%	6.43%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.14	$6.46	$5.83	$6.53	$7.11	$7.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.40(2)	0.44	0.47	0.42	0.44
Net realized and unrealized gain/(loss)	0.90	(1.27)	0.64	(0.73)	(0.56)	(0.65)
Total from Investment Operations	1.07	(0.87)	1.08	(0.26)	(0.14)	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.45)	(0.45)	(0.44)	(0.44)	(0.43)
Total Dividends and Distributions	(0.18)	(0.45)	(0.45)	(0.44)	(0.44)	(0.43)
Net Asset Value, End of Period	$6.03	$5.14	$6.46	$5.83	$6.53	$7.11
Total Return*	20.79%	(14.29)%	18.54%	(3.92)%	(1.88)%	(2.76)%
Net Assets, End of Period (in thousands)	$348,017	$314,778	$437,512	$469,891	$677,303	$1,037,471
Average Net Assets for the Period (in thousands)	$348,653	$410,449	$478,215	$579,718	$804,713	$1,127,161
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.80%(3)	1.72%	1.75%	1.76%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.80%	1.72%	1.75%	1.76%	1.75%
Ratio of Net Investment Income/(Loss)	5.65%	6.22%(2)	6.66%	7.49%	6.24%	5.82%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.21	$6.52	$5.88	$6.57	$7.15	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.50(2)	0.51	0.54	0.48	0.53
Net realized and unrealized gain/(loss)	0.92	(1.31)	0.63	(0.74)	(0.57)	(0.67)
Total from Investment Operations	1.10	(0.81)	1.14	(0.20)	(0.09)	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.50)	(0.49)	(0.49)	(0.50)
Total Dividends and Distributions	(0.20)	(0.50)	(0.50)	(0.49)	(0.49)	(0.50)
Net Asset Value, End of Period	$6.11	$5.21	$6.52	$5.88	$6.57	$7.15
Total Return*	21.16%	(13.38)%	19.43%	(2.92)%	(1.06)%	(1.91)%
Net Assets, End of Period (in thousands)	$25,305	$21,653	$13,132	$8,277	$8,028	$8,359
Average Net Assets for the Period (in thousands)	$25,067	$20,449	$11,156	$8,001	$7,928	$7,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.95%(3)	0.89%	0.92%	0.99%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.95%	0.89%	0.92%	0.99%	0.88%
Ratio of Net Investment Income/(Loss)	6.15%	7.72%(2)	7.60%	8.59%	7.17%	7.02%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.24	$6.55	$5.91	$6.60	$7.18	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.48(2)	0.52	0.54	0.49	0.53
Net realized and unrealized gain/(loss)	0.92	(1.29)	0.63	(0.73)	(0.57)	(0.66)
Total from Investment Operations	1.11	(0.81)	1.15	(0.19)	(0.08)	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.51)	(0.50)	(0.50)	(0.50)
Total Dividends and Distributions	(0.20)	(0.50)	(0.51)	(0.50)	(0.50)	(0.50)
Net Asset Value, End of Period	$6.15	$5.24	$6.55	$5.91	$6.60	$7.18
Total Return*	21.27%	(13.27)%	19.43%	(2.78)%	(0.89)%	(1.68)%
Net Assets, End of Period (in thousands)	$4,685,845	$3,552,771	$3,719,987	$2,830,699	$3,008,858	$3,509,735
Average Net Assets for the Period (in thousands)	$4,284,659	$3,964,612	$3,469,535	$2,946,792	$2,998,950	$3,534,302
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.87%(3)	0.78%	0.78%	0.79%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.87%	0.78%	0.78%	0.79%	0.76%
Ratio of Net Investment Income/(Loss)	6.49%	7.33%(2)	7.70%	8.62%	7.30%	6.88%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.24	$6.55	$5.91	$6.60	$7.18	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.50(2)	0.53	0.51	0.50	0.52
Net realized and unrealized gain/(loss)	0.91	(1.31)	0.62	(0.70)	(0.57)	(0.64)
Total from Investment Operations	1.10	(0.81)	1.15	(0.19)	(0.07)	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.51)	(0.50)	(0.51)	(0.51)
Total Dividends and Distributions	(0.20)	(0.50)	(0.51)	(0.50)	(0.51)	(0.51)
Net Asset Value, End of Period	$6.14	$5.24	$6.55	$5.91	$6.60	$7.18
Total Return*	21.13%	(13.20)%	19.51%	(2.71)%	(0.82)%	(1.64)%
Net Assets, End of Period (in thousands)	$339,172	$255,001	$134,486	$68,993	$12,886	$6,841
Average Net Assets for the Period (in thousands)	$310,353	$239,690	$106,437	$27,720	$10,817	$5,880
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.78%(3)	0.70%	0.72%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.78%	0.70%	0.72%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	6.47%	7.69%(2)	7.85%	8.37%	7.53%	6.83%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.17	$6.49	$5.86	$6.56	$7.15	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.44(2)	0.49	0.59	0.49	0.54
Net realized and unrealized gain/(loss)	0.91	(1.28)	0.62	(0.82)	(0.60)	(0.70)
Total from Investment Operations	1.09	(0.84)	1.11	(0.23)	(0.11)	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.48)	(0.48)	(0.47)	(0.48)	(0.48)
Total Dividends and Distributions	(0.19)	(0.48)	(0.48)	(0.47)	(0.48)	(0.48)
Net Asset Value, End of Period	$6.07	$5.17	$6.49	$5.86	$6.56	$7.15
Total Return*	21.15%	(13.85)%	19.01%	(3.30)%	(1.31)%	(2.16)%
Net Assets, End of Period (in thousands)	$18,051	$14,587	$16,510	$10,825	$2,470	$232
Average Net Assets for the Period (in thousands)	$16,950	$16,811	$14,755	$6,983	$1,805	$127
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.30%(3)	1.21%	1.25%	1.38%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.30%	1.21%	1.25%	1.34%	1.27%
Ratio of Net Investment Income/(Loss)	6.10%	6.81%(2)	7.31%	9.83%	7.35%	7.23%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.21	$6.52	$5.88	$6.57	$7.15	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.50(2)	0.52	0.52	0.49	0.54
Net realized and unrealized gain/(loss)	0.91	(1.32)	0.62	(0.72)	(0.58)	(0.68)
Total from Investment Operations	1.09	(0.82)	1.14	(0.20)	(0.09)	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.49)	(0.50)	(0.49)	(0.49)	(0.49)
Total Dividends and Distributions	(0.20)	(0.49)	(0.50)	(0.49)	(0.49)	(0.49)
Net Asset Value, End of Period	$6.10	$5.21	$6.52	$5.88	$6.57	$7.15
Total Return*	20.93%	(13.41)%	19.35%	(2.94)%	(1.04)%	(1.84)%
Net Assets, End of Period (in thousands)	$142,345	$122,858	$71,551	$70,408	$70,735	$53,548
Average Net Assets for the Period (in thousands)	$137,213	$103,061	$85,441	$71,828	$65,061	$55,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.02%(3)	0.94%	0.95%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.01%	0.94%	0.94%	0.95%	0.93%
Ratio of Net Investment Income/(Loss)	6.04%	7.76%(2)	7.70%	8.29%	7.41%	7.12%
Portfolio Turnover Rate	76%	86%	123%	227%	142%	137%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.69%, respectively.

(3) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.09%.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

26	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic

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Notes to Financial Statements (unaudited)

recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

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Notes to Financial Statements (unaudited)

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27,

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Notes to Financial Statements (unaudited)

2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $101,366.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class A Shares paid CDSCs of $1,825 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $8,651.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,067,550,413)	$(171,320,353)	$(1,238,870,766)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,259,844,495	$285,582,081	$(457,241,560)	$ (171,659,479)

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,957,717	$ 96,813,916	26,042,246	$ 170,106,039
Reinvested dividends and distributions	2,662,208	16,158,886	6,460,032	39,274,744
Shares repurchased	(15,480,175)	(93,076,343)	(26,724,082)	(174,209,170)
Net Increase/(Decrease)	3,139,750	$ 19,896,459	5,778,196	$ 35,171,613
Class C Shares:
Shares sold	6,176,337	$ 36,947,290	9,693,945	$ 62,699,198
Reinvested dividends and distributions	1,633,963	9,761,906	4,414,963	26,529,716
Shares repurchased	(11,336,516)	(67,171,900)	(20,632,456)	(132,431,718)
Net Increase/(Decrease)	(3,526,216)	$ (20,462,704)	(6,523,548)	$ (43,202,804)
Class D Shares:
Shares sold	706,783	$ 4,292,726	3,469,211	$ 23,220,470
Reinvested dividends and distributions	127,926	773,645	274,746	1,638,772
Shares repurchased	(845,664)	(5,154,926)	(1,604,948)	(10,301,172)
Net Increase/(Decrease)	(10,955)	$ (88,555)	2,139,009	$ 14,558,070
Class I Shares:
Shares sold	179,726,287	$1,083,845,239	263,428,202	$1,716,422,281
Reinvested dividends and distributions	22,223,640	135,350,752	46,766,003	284,016,160
Shares repurchased	(117,690,033)	(706,197,918)	(199,588,995)	(1,286,291,518)
Net Increase/(Decrease)	84,259,894	$ 512,998,073	110,605,210	$ 714,146,923
Class N Shares:
Shares sold	16,298,833	$ 99,419,276	37,175,265	$ 243,821,876
Reinvested dividends and distributions	1,086,572	6,611,688	1,766,310	10,605,934
Shares repurchased	(10,829,759)	(65,687,264)	(10,822,569)	(70,330,321)
Net Increase/(Decrease)	6,555,646	$ 40,343,700	28,119,006	$ 184,097,489
Class S Shares:
Shares sold	357,251	$ 2,136,130	640,634	$ 4,058,722
Reinvested dividends and distributions	91,297	549,122	206,259	1,241,114
Shares repurchased	(292,595)	(1,718,138)	(572,985)	(3,706,657)
Net Increase/(Decrease)	155,953	$ 967,114	273,908	$ 1,593,179
Class T Shares:
Shares sold	5,624,335	$ 33,837,322	17,541,703	$ 113,127,786
Reinvested dividends and distributions	735,341	4,444,788	1,497,548	8,905,613
Shares repurchased	(6,608,095)	(39,289,323)	(6,446,732)	(40,947,303)
Net Increase/(Decrease)	(248,419)	$ (1,007,213)	12,592,519	$ 81,086,096

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,521,542,225	$4,226,543,119	$ -	$ -

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

46	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

48	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Global Equity Income Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

50	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	51

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

52	MARCH 31, 2023

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93081 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Daniel Lyons co-portfolio manager	Andy Acker co-portfolio manager

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Johnson & Johnson	1.08%	0.85%	Novo Nordisk A/S	1.78%	-0.51%
Horizon Therapeutics PLC	0.76%	0.58%	Centene Corp	1.66%	-0.36%
Pfizer Inc	1.25%	0.42%	Altimmune Inc	0.26%	-0.26%
Sarepta Therapeutics Inc	2.54%	0.40%	Harmony Biosciences Holdings Inc	0.43%	-0.20%
Biomea Fusion Inc	0.17%	0.37%	Neurocrine Biosciences Inc	1.19%	-0.16%

1 Top Contributors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Health Care	1.27%	99.30%	100.00%

1 Top Detractors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Other**	-0.10%	0.70%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
UnitedHealth Group Inc
Health Care Providers & Services	6.1%
AstraZeneca PLC
Pharmaceuticals	4.4%
AbbVie Inc
Biotechnology	3.4%
Sanofi
Pharmaceuticals	3.1%
Eli Lilly & Co
Pharmaceuticals	2.9%
19.9%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Private Placements	1.9%
Investment Companies	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Warrants	0.0%
Rights	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	12.51%	1.18%	10.66%	13.80%	11.11%	0.98%
Class A Shares at MOP	6.04%	-4.63%	9.36%	13.13%	10.83%
Class C Shares at NAV	12.13%	0.49%	9.88%	12.96%	10.29%	1.76%
Class C Shares at CDSC	11.13%	-0.51%	9.88%	12.96%	10.29%
Class D Shares	12.60%	1.36%	10.85%	14.00%	11.28%	0.80%
Class I Shares	12.62%	1.40%	10.91%	14.06%	11.32%	0.76%
Class N Shares	12.67%	1.49%	11.00%	14.03%	11.28%	0.67%
Class S Shares	12.38%	0.97%	10.44%	13.60%	10.93%	1.18%
Class T Shares	12.54%	1.26%	10.74%	13.90%	11.23%	0.92%
MSCI World Health Care Index	11.33%	-3.69%	10.12%	10.37%	6.71%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	7.09%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Health Funds	-	16/176	24/134	10/125	8/57

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,125.10	$5.19	$1,000.00	$1,020.04	$4.94	0.98%
Class C Shares	$1,000.00	$1,121.30	$8.73	$1,000.00	$1,016.70	$8.30	1.65%
Class D Shares	$1,000.00	$1,126.00	$4.24	$1,000.00	$1,020.94	$4.03	0.80%
Class I Shares	$1,000.00	$1,126.20	$4.08	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$1,126.70	$3.61	$1,000.00	$1,021.54	$3.43	0.68%
Class S Shares	$1,000.00	$1,123.80	$6.25	$1,000.00	$1,019.05	$5.94	1.18%
Class T Shares	$1,000.00	$1,125.40	$4.77	$1,000.00	$1,020.44	$4.53	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.6%
Biotechnology – 30.1%
4D Molecular Therapeutics Inc*	549,928	$9,453,262
89bio Inc*,#	1,164,949	17,742,173
AbbVie Inc	992,569	158,185,722
Akero Therapeutics Inc*	1,150,365	44,012,965
Alnylam Pharmaceuticals Inc*	115,338	23,104,508
Amgen Inc	209,039	50,535,178
Amicus Therapeutics Inc*	2,483,178	27,538,444
Apellis Pharmaceuticals Inc*	883,429	58,270,977
Arcellx Inc*	449,108	13,837,017
Ardelyx, Inc.*	4,865,807	23,307,216
Argenx SE (ADR)*	230,441	85,857,708
Ascendis Pharma A/S (ADR)*	454,846	48,768,588
Bicycle Therapeutics Ltd (ADR)*,#	520,993	11,081,521
Biohaven Ltd*	1,309,985	17,894,395
BioMarin Pharmaceutical Inc*	590,697	57,439,376
Biomea Fusion Inc*,#	879,566	27,275,342
CANbridge Pharmaceuticals Inc*	3,475,000	899,157
Cerevel Therapeutics Holdings Inc*	418,459	10,206,215
Cytokinetics Inc*	515,314	18,133,900
Design Therapeutics Inc*	393,404	2,269,941
Disc Medicine Inc*,§	118,870	2,392,913
Gilead Sciences Inc	341,929	28,369,849
Immunogen Inc*	4,825,450	18,529,728
Insmed Inc*	806,174	13,745,267
IVERIC bio Inc*	975,712	23,739,073
Janux Therapeutics Inc*	576,349	6,973,823
Leap Therapeutics Inc*	599,269	203,751
Legend Biotech Corp (ADR)*	558,327	26,922,528
Madrigal Pharmaceuticals Inc*	29,858	7,233,399
Neurocrine Biosciences Inc*	446,607	45,205,561
Olema Pharmaceuticals Inc*	412,827	1,432,510
Prothena Corp PLC*	450,767	21,848,676
PTC Therapeutics Inc*	995,854	48,239,168
Regeneron Pharmaceuticals Inc*	43,553	35,786,194
Rhythm Pharmaceuticals Inc*	505,324	9,014,980
Roivant Sciences Ltd*	1,375,950	10,154,511
Sage Therapeutics Inc*	157,158	6,594,350
Sarepta Therapeutics Inc*	800,017	110,266,343
Seres Therapeutics Inc*	3,030,234	17,181,427
Travere Therapeutics Inc*	1,481,864	33,327,121
United Therapeutics Corp*	195,922	43,878,691
Vaxcyte Inc*	1,247,206	46,745,281
Vertex Pharmaceuticals Inc*	335,349	105,658,409
Zai Lab Ltd (ADR)*	780,326	25,953,643
		1,395,210,801
Health Care Equipment & Supplies – 16.1%
Abbott Laboratories	1,191,636	120,665,061
Align Technology Inc*	118,317	39,534,442
Boston Scientific Corp*	2,121,276	106,127,438
Cooper Cos Inc	126,348	47,173,289
Dentsply Sirona Inc	594,205	23,340,372
DexCom Inc*	300,367	34,896,638
Edwards Lifesciences Corp*	561,826	46,479,865
Globus Medical Inc*	655,881	37,149,100
ICU Medical Inc*	76,221	12,573,416
Insulet Corp*	28,989	9,246,331
Intuitive Surgical Inc*	144,067	36,804,797
Medtronic PLC	563,532	45,431,950
Penumbra Inc*	147,165	41,013,414

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
STERIS PLC	178,264	$34,098,338
Stryker Corp	243,674	69,561,617
Tandem Diabetes Care Inc*	240,120	9,751,273
Teleflex Inc	138,183	35,003,136
		748,850,477
Health Care Providers & Services – 13.1%
AmerisourceBergen Corp	351,884	56,340,147
Anthem Inc	174,520	80,246,041
Centene Corp*	1,008,515	63,748,233
Humana Inc	179,012	86,903,166
NeoGenomics Inc*	1,548,121	26,952,787
Privia Health Group Inc*	397,908	10,986,240
UnitedHealth Group Inc	601,660	284,338,499
		609,515,113
Life Sciences Tools & Services – 6.9%
Danaher Corp	397,295	100,134,232
ICON PLC*	78,487	16,764,038
Illumina Inc*	247,509	57,558,218
IQVIA Holdings Inc*	155,750	30,977,118
SomaLogic Inc*	742,445	1,893,235
Thermo Fisher Scientific Inc	195,416	112,631,920
		319,958,761
Pharmaceuticals – 31.4%
Astellas Pharma Inc	2,912,900	41,438,906
AstraZeneca PLC	1,484,728	206,046,294
Avadel Pharmaceuticals PLC (ADR)*	1,672,778	15,322,646
Bayer AG	725,102	46,181,815
Bristol-Myers Squibb Co	1,207,977	83,724,886
Catalent Inc*	637,882	41,915,226
Collegium Pharmaceutical Inc*	528,688	12,683,225
CymaBay Therapeutics Inc*	1,617,273	14,102,621
DICE Therapeutics Inc*	368,500	10,557,525
Edgewise Therapeutics Inc*	86,981	580,163
Eli Lilly & Co	390,058	133,953,718
Intra-Cellular Therapies Inc*	201,165	10,893,085
Jazz Pharmaceuticals PLC*	284,369	41,611,716
Johnson & Johnson	281,731	43,668,305
Merck & Co Inc	1,213,487	129,102,882
Novartis AG (ADR)	1,213,663	111,656,996
Novo Nordisk A/S	604,552	95,948,401
Organon & Co	1,572,845	36,993,314
Pfizer Inc	1,247,771	50,909,057
Roche Holding AG	315,363	90,277,579
Royalty Pharma PLC - Class A	968,295	34,887,669
Sanofi	1,303,831	141,976,748
Takeda Pharmaceutical Co Ltd	748,736	24,595,489
Ventyx Biosciences Inc*	522,757	17,512,360
Zoetis Inc	114,080	18,987,475
		1,455,528,101
Total Common Stocks (cost $3,089,082,759)		4,529,063,253
Private Placements– 1.9%
Biotechnology – 1.2%
ACELYRIN Inc*,¢,§	988,781	6,150,317
ACELYRIN Inc (Indemnity Holdback Shares)*,¢,§	120,152	373,679
Arbor Biotechnologies Inc*,¢,§	156,426	2,591,979
Asher Biotherapeutics Inc*,¢,§	1,214,301	1,951,139
Attralus Inc*,¢,§	669,935	3,483,662
Curevo Inc*,¢,§	2,031,087	5,330,344

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Private Placements– (continued)
Biotechnology– (continued)
Element Biosciences Inc*,¢,§	425,023	$6,991,628
HemoShear Therapeutics LLC*,¢,§	289,280	2,109,430
Leap Therapeutics Inc*,§	3,666	1,246,440
Leap Therapeutics Inc (Indemnity Holdback Shares)*,¢,§	475	80,750
LEXEO Therapeutics Inc - Series A*,¢,§	3,643,715	6,268,975
LEXEO Therapeutics Inc - Series B*,¢,§	883,469	1,520,000
Shoreline Biosciences Inc*,¢,§	747,187	6,017,769
Sonoma Biotherapeutics Inc - Series B*,¢,§	1,924,628	5,705,560
Synthekine Inc*,¢,§	2,192,937	5,661,001
TwinStrand Biosciences Inc*,¢,§	344,314	749,606
		56,232,279
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc - Series B*,¢,§	1,035,873	6,742,290
Bigfoot Biomedical Inc - Series C-1*,¢,§	168,418	1,096,199
Freenome Holdings Inc - Series C*,¢,§	337,474	3,938,322
Freenome Holdings Inc - Series D*,¢,§	342,803	4,000,511
		15,777,322
Health Care Technology – 0.1%
Magnolia Medical Technologies Inc - Series D*,¢,§	1,821,717	3,092,693
Pharmaceuticals – 0.2%
Neurogene Inc*,¢,§	1,336,317	3,260,613
Neurogene Inc - Series B*,¢,§	1,486,727	3,627,614
		6,888,227
Software – 0.1%
HeartFlow Inc - Series F*,¢,§	1,934,015	5,512,910
Total Private Placements (cost $97,258,815)		87,503,431
Rights– 0%
Pharmaceuticals – 0%
Clementia Pharmaceuticals Inc CVR*,¢((cost $1,180,320)	874,311	0
Warrants– 0%
Health Care Technology – 0%
Magnolia Medical Technologies Inc - Series D, expires 12/31/32*,¢,§((cost $0)	1	0
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $18,366,254)	18,363,156	18,366,828
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	11,562,080	11,562,080
Time Deposits – 0.1%
Royal Bank of Canada, 4.8000%, 4/3/23	$2,890,520	2,890,520
Total Investments Purchased with Cash Collateral from Securities Lending (cost $14,452,600)		14,452,600
Total Investments (total cost $3,220,340,748) – 100.2%		4,649,386,112
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(10,023,737)
Net Assets – 100%		$4,639,362,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,701,939,229	79.6%
United Kingdom	217,127,815	4.7
Switzerland	201,934,575	4.3
Denmark	144,716,989	3.1
France	141,976,748	3.1
Belgium	85,857,708	1.8
Japan	66,034,395	1.4
Germany	46,181,815	1.0
China	26,852,800	0.6
Ireland	16,764,038	0.4

Total	$4,649,386,112	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$410,746	$2,511	$339	$18,366,828
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	63,214∆	-	-	11,562,080
Total Affiliated Investments - 0.6%	$473,960	$2,511	$339	$29,928,908

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	5,298,938	395,916,965	(382,851,925)	18,366,828
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	21,402,690	123,418,575	(133,259,185)	11,562,080

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$14,185,664	$—	$(14,185,664)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
CVR	Contingent Value Right
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $86,256,991, which represents 1.9% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted Securities (as of March 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ACELYRIN Inc	1/12/23	$5,878,086	$6,150,317	0.1%
ACELYRIN Inc (Indemnity Holdback Shares)	1/12/23	357,190	373,679	0.0
Arbor Biotechnologies Inc	10/29/21	2,591,979	2,591,979	0.1
Asher Biotherapeutics Inc	8/23/21	2,438,924	1,951,139	0.1
Attralus Inc	8/31/21	5,198,696	3,483,662	0.1
Bigfoot Biomedical Inc - Series B	11/21/17	9,808,940	6,742,290	0.1
Bigfoot Biomedical Inc - Series C-1	12/27/19	1,355,580	1,096,199	0.0
Curevo Inc	11/10/22	5,330,344	5,330,344	0.1
Disc Medicine Inc	8/23/21	2,603,002	2,392,913	0.0
Element Biosciences Inc	6/21/21	8,737,070	6,991,628	0.2
Freenome Holdings Inc - Series C	8/14/20	2,231,817	3,938,322	0.1
Freenome Holdings Inc - Series D	11/22/21	2,585,523	4,000,511	0.1
HeartFlow Inc - Series F	3/24/23	5,512,910	5,512,910	0.1
HemoShear Therapeutics LLC	2/5/21	3,839,496	2,109,430	0.1
Leap Therapeutics Inc	1/30/23	4,902,609	1,246,440	0.0
Leap Therapeutics Inc (Indemnity Holdback Shares)	1/30/23	317,613	80,750	0.0
LEXEO Therapeutics Inc - Series A	11/20/20-7/30/21	3,643,715	6,268,975	0.1
LEXEO Therapeutics Inc - Series B	8/10/21	1,520,000	1,520,000	0.0
Magnolia Medical Technologies Inc - Series D, expires 12/31/32	1/10/22	0	0	0.0
Magnolia Medical Technologies Inc - Series D	1/10/22	3,092,693	3,092,693	0.1
Neurogene Inc	12/15/20-9/22/21	3,260,613	3,260,613	0.1
Neurogene Inc - Series B	3/4/22	3,627,614	3,627,614	0.1
Shoreline Biosciences Inc	10/28/21	7,522,230	6,017,769	0.1
Sonoma Biotherapeutics Inc - Series B	7/23/21-12/14/22	4,465,171	5,705,560	0.1
Synthekine Inc	6/3/21	6,290,001	5,661,001	0.1
TwinStrand Biosciences Inc	4/30/21	2,750,001	749,606	0.0
Total		$99,861,817	$89,896,344	1.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

12	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$1,391,918,731	$3,292,070	$-
Pharmaceuticals	809,062,869	646,465,232	-
All Other	1,678,324,351	-	-
Private Placements	-	1,246,440	86,256,991
Rights	-	-	0
Warrants	-	-	0
Investment Companies	-	18,366,828	-
Investments Purchased with Cash Collateral from Securities Lending	-	14,452,600	-
Total Assets	$3,879,305,951	$683,823,170	$86,256,991

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2023)

	Balance as of September 30, 2022	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of March 31, 2023
Investment in Securities:
Private Placement
Biotechnology	$ 48,792,119	$ -	$ 115,983	$13,867,752(b)	$(6,020,760)(b)	$(1,769,255)	$54,985,839
Health Care Providers & Services	17,751,998	-	(1,974,676)	-	-	-	15,777,322
Health Care Technology	3,092,693	-	-	-	-	-	3,092,693
Pharmaceuticals	13,123,503	-	-	-	(6,235,276)(b)	-	6,888,227
Software	-	-	-	5,512,910	-	-	5,512,910
Rights
Pharmaceuticals	0	-	-	-	-	-	0
Warrants
Health Care Technology	0	-	-	-	-	-	0
Total	$ 82,760,313	$ -	$ (1,858,693)	$19,380,662	$ (12,256,036)	$(1,769,255)	$86,256,991
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.
(b) All or a portion is the result of a corporate action.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Assets:
Unaffiliated investments, at value (cost $3,190,412,414)(1)	$4,619,457,204
Affiliated investments, at value (cost $29,928,334)	29,928,908
Trustees' deferred compensation	114,785
Receivables:
Investments sold	34,949,954
Foreign tax reclaims	6,603,522
Fund shares sold	2,828,437
Dividends	2,817,910
Dividends from affiliates	53,068
Other assets	37,508
Total Assets	4,696,791,296
Liabilities:
Due to custodian	86,296
Collateral for securities loaned (Note 2)	14,452,600
Payables:	—
Investments purchased	35,340,929
Fund shares repurchased	3,667,436
Advisory fees	2,616,989
Transfer agent fees and expenses	644,863
12b-1 Distribution and shareholder servicing fees	155,898
Trustees' deferred compensation fees	114,785
Professional fees	37,534
Trustees' fees and expenses	30,395
Affiliated fund administration fees payable	10,222
Custodian fees	657
Accrued expenses and other payables	270,317
Total Liabilities	57,428,921
Net Assets	$4,639,362,375

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,175,444,647
Total distributable earnings (loss)	1,463,917,728
Total Net Assets	$4,639,362,375
Net Assets - Class A Shares	$269,945,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,160,317
Net Asset Value Per Share(2)	$64.89
Maximum Offering Price Per Share(3)	$68.85
Net Assets - Class C Shares	$100,133,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,744,041
Net Asset Value Per Share(2)	$57.41
Net Assets - Class D Shares	$1,697,432,025
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,582,752
Net Asset Value Per Share	$66.35
Net Assets - Class I Shares	$993,561,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,945,377
Net Asset Value Per Share	$66.48
Net Assets - Class N Shares	$330,256,568
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,987,850
Net Asset Value Per Share	$66.21
Net Assets - Class S Shares	$28,689,700
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	452,716
Net Asset Value Per Share	$63.37
Net Assets - Class T Shares	$1,219,343,247
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,481,568
Net Asset Value Per Share	$65.98

(1) Includes $14,185,664 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$30,683,261
Dividends from affiliates	410,746
Affiliated securities lending income, net	63,214
Unaffiliated securities lending income, net	17,988
Other income	88,914
Foreign tax withheld	(1,545,150)
Total Investment Income	29,718,973
Expenses:
Advisory fees	14,503,103
12b-1 Distribution and shareholder servicing fees:
Class A Shares	329,962
Class C Shares	482,973
Class S Shares	34,455
Transfer agent administrative fees and expenses:
Class D Shares	992,641
Class S Shares	34,427
Class T Shares	1,506,246
Transfer agent networking and omnibus fees:
Class A Shares	75,621
Class C Shares	50,287
Class I Shares	445,648
Other transfer agent fees and expenses:
Class A Shares	9,734
Class C Shares	2,606
Class D Shares	103,031
Class I Shares	27,814
Class N Shares	6,533
Class S Shares	184
Class T Shares	6,023
Shareholder reports expense	142,433
Registration fees	94,952
Trustees’ fees and expenses	70,494
Affiliated fund administration fees	56,652
Professional fees	51,514
Custodian fees	48,153
Other expenses	174,669
Total Expenses	19,250,155
Less: Excess Expense Reimbursement and Waivers	(100,183)
Net Expenses	19,149,972
Net Investment Income/(Loss)	10,569,001

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$98,732,396
Investments in affiliates	2,511
Total Net Realized Gain/(Loss) on Investments	98,734,907
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	396,294,929
Investments in affiliates	339
Total Change in Unrealized Net Appreciation/Depreciation	396,295,268
Net Increase/(Decrease) in Net Assets Resulting from Operations	$505,599,176

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$10,569,001	$8,506,078
Net realized gain/(loss) on investments	98,734,907	(1,926,607)
Change in unrealized net appreciation/depreciation	396,295,268	(563,450,193)
Net Increase/(Decrease) in Net Assets Resulting from Operations	505,599,176	(556,870,722)
Dividends and Distributions to Shareholders:
Class A Shares	(204,832)	(26,218,234)
Class C Shares	—	(14,503,583)
Class D Shares	(4,425,702)	(168,341,359)
Class I Shares	(2,945,592)	(98,682,706)
Class N Shares	(1,369,727)	(17,490,827)
Class S Shares	—	(2,696,808)
Class T Shares	(1,747,688)	(124,306,069)
Net Decrease from Dividends and Distributions to Shareholders	(10,693,541)	(452,239,586)
Capital Share Transactions:
Class A Shares	1,573,313	12,473,104
Class C Shares	(19,260,208)	(18,489,015)
Class D Shares	(29,717,980)	67,853,188
Class I Shares	50,680,525	(21,496,544)
Class N Shares	169,621,253	(128,226)
Class S Shares	1,547,139	2,804,530
Class T Shares	(20,693,466)	3,892,712
Net Increase/(Decrease) from Capital Share Transactions	153,750,576	46,909,749
Net Increase/(Decrease) in Net Assets	648,656,211	(962,200,559)
Net Assets:
Beginning of period	3,990,706,164	4,952,906,723
End of period	$4,639,362,375	$3,990,706,164

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$57.73	$72.24	$66.20	$53.89	$64.96	$55.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.04	0.07	0.41(2)	0.17	0.01
Net realized and unrealized gain/(loss)	7.10	(7.84)	11.44	15.62	(4.52)	9.74
Total from Investment Operations	7.21	(7.80)	11.51	16.03	(4.35)	9.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.76)	(0.66)	(0.40)	—	(0.07)
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	(0.05)	(6.71)	(5.47)	(3.72)	(6.72)	(0.55)
Net Asset Value, End of Period	$64.89	$57.73	$72.24	$66.20	$53.89	$64.96
Total Return*	12.49%	(11.96)%	17.70%	30.58%	(5.85)%	17.70%
Net Assets, End of Period (in thousands)	$269,946	$238,774	$285,239	$228,005	$177,862	$195,674
Average Net Assets for the Period (in thousands)	$264,399	$260,738	$264,335	$198,807	$182,919	$181,464
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.98%	0.97%	0.98%	1.00%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.98%	0.97%	0.98%	1.00%	0.99%
Ratio of Net Investment Income/(Loss)	0.33%	0.07%	0.10%	0.69%(2)	0.30%	0.02%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$51.22	$64.73	$59.83	$49.00	$60.16	$52.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.11)	(0.35)	(0.39)	—(2)(3)	(0.21)	(0.40)
Net realized and unrealized gain/(loss)	6.30	(6.96)	10.32	14.15	(4.23)	9.04
Total from Investment Operations	6.19	(7.31)	9.93	14.15	(4.44)	8.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.22)	—(3)	—	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	—	(6.20)	(5.03)	(3.32)	(6.72)	(0.48)
Net Asset Value, End of Period	$57.41	$51.22	$64.73	$59.83	$49.00	$60.16
Total Return*	12.09%	(12.55)%	16.86%	29.66%	(6.53)%	16.81%
Net Assets, End of Period (in thousands)	$100,133	$106,819	$157,110	$155,599	$148,147	$182,894
Average Net Assets for the Period (in thousands)	$109,046	$134,801	$165,379	$156,935	$163,407	$173,167
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.65%	1.69%	1.69%	1.71%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.65%	1.69%	1.69%	1.71%	1.75%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.61)%	(0.61)%	(0.01)%(2)	(0.42)%	(0.74)%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.27 and 0.49%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.09	$73.77	$67.47	$54.86	$65.89	$56.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.16	0.20	0.53(2)	0.27	0.12
Net realized and unrealized gain/(loss)	7.27	(8.02)	11.66	15.90	(4.58)	9.86
Total from Investment Operations	7.43	(7.86)	11.86	16.43	(4.31)	9.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.87)	(0.75)	(0.50)	—	(0.20)
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	(0.17)	(6.82)	(5.56)	(3.82)	(6.72)	(0.68)
Net Asset Value, End of Period	$66.35	$59.09	$73.77	$67.47	$54.86	$65.89
Total Return*	12.58%	(11.81)%	17.91%	30.80%	(5.69)%	17.91%
Net Assets, End of Period (in thousands)	$1,697,432	$1,538,660	$1,848,983	$1,653,849	$1,372,808	$1,549,599
Average Net Assets for the Period (in thousands)	$1,685,518	$1,704,598	$1,837,079	$1,526,148	$1,449,521	$1,404,624
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.50%	0.24%	0.28%	0.87%(2)	0.48%	0.20%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.22	$73.93	$67.61	$54.96	$65.96	$56.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.18	0.23	0.57(2)	0.30	0.15
Net realized and unrealized gain/(loss)	7.28	(8.03)	11.69	15.93	(4.58)	9.87
Total from Investment Operations	7.46	(7.85)	11.92	16.50	(4.28)	10.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.91)	(0.79)	(0.53)	—	(0.24)
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	(0.20)	(6.86)	(5.60)	(3.85)	(6.72)	(0.72)
Net Asset Value, End of Period	$66.48	$59.22	$73.93	$67.61	$54.96	$65.96
Total Return*	12.60%	(11.77)%	17.96%	30.89%	(5.63)%	17.97%
Net Assets, End of Period (in thousands)	$993,562	$839,582	$1,079,081	$911,963	$692,575	$762,127
Average Net Assets for the Period (in thousands)	$950,341	$963,599	$1,033,591	$790,645	$719,800	$688,302
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.75%	0.75%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.75%	0.75%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	0.55%	0.28%	0.32%	0.93%(2)	0.53%	0.26%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$59.02	$73.69	$67.41	$54.81	$65.76	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.24	0.31	0.66(3)	0.36	0.16
Net realized and unrealized gain/(loss)	7.23	(7.99)	11.62	15.85	(4.59)	6.01
Total from Investment Operations	7.46	(7.75)	11.93	16.51	(4.23)	6.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.97)	(0.84)	(0.59)	—	—
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	—
Total Dividends and Distributions	(0.27)	(6.92)	(5.65)	(3.91)	(6.72)	—
Net Asset Value, End of Period	$66.21	$59.02	$73.69	$67.41	$54.81	$65.76
Total Return*	12.65%	(11.68)%	18.04%	30.99%	(5.57)%	10.35%
Net Assets, End of Period (in thousands)	$330,257	$138,495	$176,576	$144,543	$90,958	$104,903
Average Net Assets for the Period (in thousands)	$294,205	$165,129	$176,137	$110,308	$99,924	$24,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.67%	0.67%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.67%	0.67%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	0.71%	0.37%	0.43%	1.08%(3)	0.63%	0.39%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.40	$70.72	$64.93	$52.94	$64.07	$55.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	(0.08)	(0.07)	0.31(2)	0.07	(0.08)
Net realized and unrealized gain/(loss)	6.93	(7.66)	11.21	15.31	(4.48)	9.60
Total from Investment Operations	6.97	(7.74)	11.14	15.62	(4.41)	9.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.63)	(0.54)	(0.31)	—	(0.06)
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	—	(6.58)	(5.35)	(3.63)	(6.72)	(0.54)
Net Asset Value, End of Period	$63.37	$56.40	$70.72	$64.93	$52.94	$64.07
Total Return*	12.36%	(12.13)%	17.46%	30.33%	(6.04)%	17.49%
Net Assets, End of Period (in thousands)	$28,690	$24,128	$27,575	$24,287	$18,981	$20,113
Average Net Assets for the Period (in thousands)	$27,573	$26,974	$27,694	$22,312	$19,870	$18,269
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.18%	1.17%	1.18%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.17%	1.18%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	0.14%	(0.13)%	(0.09)%	0.52%(2)	0.14%	(0.14)%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.72	$73.33	$67.11	$54.59	$65.66	$56.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.09	0.12	0.46(2)	0.22	0.06
Net realized and unrealized gain/(loss)	7.22	(7.96)	11.60	15.82	(4.57)	9.84
Total from Investment Operations	7.35	(7.87)	11.72	16.28	(4.35)	9.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.79)	(0.69)	(0.44)	—	(0.15)
Distributions (from capital gains)	—	(5.95)	(4.81)	(3.32)	(6.72)	(0.48)
Total Dividends and Distributions	(0.09)	(6.74)	(5.50)	(3.76)	(6.72)	(0.63)
Net Asset Value, End of Period	$65.98	$58.72	$73.33	$67.11	$54.59	$65.66
Total Return*	12.52%	(11.89)%	17.78%	30.66%	(5.78)%	17.80%
Net Assets, End of Period (in thousands)	$1,219,343	$1,104,248	$1,378,342	$1,268,796	$1,102,667	$1,293,953
Average Net Assets for the Period (in thousands)	$1,207,239	$1,244,923	$1,394,446	$1,191,342	$1,180,068	$1,230,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.91%	0.92%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.90%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.41%	0.14%	0.17%	0.76%(2)	0.38%	0.10%
Portfolio Turnover Rate	16%	21%	32%	43%	36%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at March 31, 2023	Valuation Technique	Unobservable Input	Input Amount or Range	Weighted Average(1)	Impact to Valuation from an Increase in Input
Private Placements
Biotechnology	$80,750	Market Approach	Discount	50%	50%	Decrease
	$33,228,176	Market Approach	Transaction Price	$1.72 - $16.57	$4.22	Increase
	$18,817,877	Market Approach	Transaction Price	$2.01 - $20.56	$12.63	Increase
			Discount	20% - 50%	23%	Decrease
	$749,606	Market Approach	Transaction Price	$7.47	$7.47	Increase
			Adjustment based on Market Comparables	(51%) – (91%)	(71%)	Decrease
	$2,109,430	Market Approach	Transaction Price	$13.27	$13.27	Increase
			Adjustment based on Market Comparables	(90%) – 20%	(45%)	Decrease
Health Care Providers & Services	$7,838,489	Market Approach	Adjustment based on market comparables	(62%) – 3%	(45%)	Decrease
	$7,938,833	Market Approach	Transaction Price	$11.67	$11.67	Increase
Health Care Technology	$3,092,693	Market Approach	Transaction Price	$1.70	$1.70	Increase
Pharmaceuticals	$6,888,227	Market Approach	Transaction Price	$2.44	$2.44	Increase
Software	$5,512,910	Market Approach	Transaction Price	$2.85	$2.85	Increase

(1)  Unobservable inputs were weighted by the relative fair value of securities.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.

Financial assets of $1,769,255 were transferred out of Level 3 to Level 2 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser

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Notes to Financial Statements (unaudited)

serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,185,664. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $14,452,600, resulting in the net amount due to the counterparty of $266,936.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $27,516.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $839.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

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Notes to Financial Statements (unaudited)

current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $1,538,435 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,282,618,394	$1,490,244,396	$(123,476,678)	$ 1,366,767,718

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	392,711	$ 25,144,070	735,975	$ 46,852,292
Reinvested dividends and distributions	2,213	143,406	283,164	18,688,820
Shares repurchased	(370,478)	(23,714,163)	(831,936)	(53,068,008)
Net Increase/(Decrease)	24,446	$ 1,573,313	187,203	$ 12,473,104
Class C Shares:
Shares sold	66,603	$ 3,798,305	145,429	$ 8,363,484
Reinvested dividends and distributions	-	-	229,759	13,525,931
Shares repurchased	(408,048)	(23,058,513)	(716,737)	(40,378,430)
Net Increase/(Decrease)	(341,445)	$ (19,260,208)	(341,549)	$ (18,489,015)
Class D Shares:
Shares sold	523,362	$ 34,424,024	824,955	$ 53,865,569
Reinvested dividends and distributions	64,477	4,270,307	2,417,153	163,061,184
Shares repurchased	(1,043,776)	(68,412,311)	(2,268,686)	(149,073,565)
Net Increase/(Decrease)	(455,937)	$ (29,717,980)	973,422	$ 67,853,188
Class I Shares:
Shares sold	2,487,916	$163,710,219	3,435,132	$224,972,692
Reinvested dividends and distributions	36,192	2,401,366	1,185,696	80,141,190
Shares repurchased	(1,755,413)	(115,431,060)	(5,041,043)	(326,610,426)
Net Increase/(Decrease)	768,695	$ 50,680,525	(420,215)	$ (21,496,544)
Class N Shares:
Shares sold	3,232,686	$208,282,250	756,520	$ 50,543,407
Reinvested dividends and distributions	20,622	1,362,480	259,287	17,452,575
Shares repurchased	(611,943)	(40,023,477)	(1,065,372)	(68,124,208)
Net Increase/(Decrease)	2,641,365	$169,621,253	(49,565)	$ (128,226)
Class S Shares:
Shares sold	52,358	$ 3,280,181	106,733	$ 6,976,861
Reinvested dividends and distributions	-	-	41,766	2,696,808
Shares repurchased	(27,464)	(1,733,042)	(110,603)	(6,869,139)
Net Increase/(Decrease)	24,894	$ 1,547,139	37,896	$ 2,804,530
Class T Shares:
Shares sold	772,451	$ 50,527,301	1,010,460	$ 65,704,756
Reinvested dividends and distributions	26,018	1,713,815	1,809,837	121,421,995
Shares repurchased	(1,122,834)	(72,934,582)	(2,810,104)	(183,234,039)
Net Increase/(Decrease)	(324,365)	$ (20,693,466)	10,193	$ 3,892,712

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 913,473,926	$ 720,195,840	$ -	$ -

7.Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance

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Notes to Financial Statements (unaudited)

in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info   (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Global Life Sciences Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Life Sciences Fund

Notes

NotesPage1

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93043 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Prologis Inc	8.57%	0.35%	Essex Property Trust Inc	0.79%	-0.51%
PulteGroup Inc	0.40%	0.27%	Tricon Residential Inc	2.21%	-0.40%
Life Storage Inc	2.52%	0.24%	Alexandria Real Estate Equities Inc	3.82%	-0.38%
STAG Industrial Inc	2.53%	0.24%	Invitation Homes Inc	1.33%	-0.38%
CubeSmart	3.07%	0.23%	UDR Inc	1.50%	-0.32%

	2 Top Contributors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	0.18%	0.47%	0.72%
	Communication Services	0.16%	0.95%	0.00%

	4 Top Detractors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Real Estate	-0.18%	96.92%	99.07%
	Health Care	-0.07%	0.47%	0.09%
	Information Technology	-0.00%	0.00%	0.08%
	Other**	-0.00%	1.19%	0.04%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Industrial Real Estate Investment Trusts (REITs)	9.3%
VICI Properties Inc
Specialized Real Estate Investment Trusts (REITs)	4.9%
Welltower Inc
Health Care Real Estate Investment Trusts (REITs)	4.3%
Alexandria Real Estate Equities Inc
Office Real Estate Investment Trusts (REITs)	3.6%
Camden Property Trust
Residential Real Estate Investment Trusts (REITs)	3.4%
25.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	0.8%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	7.67%	-20.40%	3.34%	4.79%	4.53%	1.27%
Class A Shares at MOP	1.50%	-24.96%	2.13%	4.17%	4.12%
Class C Shares at NAV	7.33%	-20.98%	2.54%	3.99%	3.78%	2.06%
Class C Shares at CDSC	6.33%	-21.77%	2.54%	3.99%	3.78%
Class D Shares	7.70%	-20.29%	3.52%	4.97%	4.08%	1.08%
Class I Shares	7.84%	-20.20%	3.59%	5.07%	4.80%	1.03%
Class N Shares	7.80%	-20.15%	3.68%	5.11%	4.83%	0.93%
Class S Shares	7.61%	-20.57%	3.12%	4.60%	4.36%	1.46%
Class T Shares	7.67%	-20.32%	3.44%	4.89%	4.28%	1.17%
FTSE EPRA Nareit Global Index	8.30%	-20.33%	0.77%	2.92%	2.35%
FTSE EPRA Nareit Global Net Index	7.79%	-21.07%	-0.10%	2.07%	N/A**
Morningstar Quartile - Class I Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	60/193	30/186	10/145	4/106

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 28, 2007

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,076.70	$7.09	$1,000.00	$1,018.10	$6.89	1.37%
Class C Shares	$1,000.00	$1,073.30	$11.01	$1,000.00	$1,014.31	$10.70	2.13%
Class D Shares	$1,000.00	$1,077.00	$6.16	$1,000.00	$1,019.00	$5.99	1.19%
Class I Shares	$1,000.00	$1,078.40	$5.80	$1,000.00	$1,019.35	$5.64	1.12%
Class N Shares	$1,000.00	$1,078.00	$5.23	$1,000.00	$1,019.90	$5.09	1.01%
Class S Shares	$1,000.00	$1,076.10	$7.97	$1,000.00	$1,017.25	$7.75	1.54%
Class T Shares	$1,000.00	$1,076.70	$6.47	$1,000.00	$1,018.70	$6.29	1.25%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 98.9%
Diversified Telecommunication Services – 1.2%
Cellnex Telecom SA (144A)*	170,322	$6,629,300
Equity Real Estate Investment Trusts (REITs) – 5.3%
Land Securities Group PLC	682,528	5,245,143
Merlin Properties Socimi SA	690,000	6,047,607
Nomura Real Estate Master Fund Inc	4,869	5,460,499
Stockland	3,380,657	9,054,721
United Urban Investment Corp	4,114	4,439,110
		30,247,080
Health Care Providers & Services – 1.3%
Chartwell Retirement Residences	1,142,976	7,231,884
Health Care Real Estate Investment Trusts (REITs) – 6.9%
Healthpeak Properties Inc	678,661	14,910,182
Welltower Inc	336,393	24,116,014
		39,026,196
Household Durables – 1.2%
NVR Inc*	1,238	6,898,371
Industrial Real Estate Investment Trusts (REITs) – 20.1%
Ascendas	3,236,400	6,989,252
Goodman Group	636,387	8,091,851
Industrial & Infrastructure Fund Investment Corp	5,406	5,886,547
LaSalle Logiport	2,498	2,901,184
Prologis Inc	422,193	52,611,539
Rexford Industrial Realty Inc	241,287	14,392,770
Segro PLC	844,786	8,039,470
STAG Industrial Inc	427,946	14,473,134
		113,385,747
Office Real Estate Investment Trusts (REITs) – 6.1%
Alexandria Real Estate Equities Inc	160,793	20,193,993
Gecina SA	38,000	3,949,403
Orix JREIT Inc	5,597	7,100,673
Workspace Group PLC	610,000	3,291,556
		34,535,625
Real Estate Management & Development – 19.6%
Ayala Land Inc	10,516,500	5,135,773
Capitaland Investment Ltd/Singapore	2,445,900	6,800,502
CBRE Group Inc*	94,086	6,850,402
China Resources Land Ltd	2,482,000	11,373,816
China Vanke Co Ltd	2,408,300	3,804,421
CK Asset Holdings Ltd	1,001,000	6,064,547
CTP NV (144A)	249,081	3,226,394
Fastighets AB Balder - Class B*	907,962	3,738,573
Helical PLC	880,450	3,258,448
LEG Immobilien AG	50,387	2,758,646
Mitsui Fudosan Co Ltd	985,800	18,527,823
Sun Hung Kai Properties Ltd	524,000	7,370,213
Swire Properties Ltd	2,212,800	5,715,838
Tokyu Fudosan Holdings Corp	631,800	3,033,570
Tricon Residential Inc	1,637,255	12,697,722
VGP NV	55,804	4,997,354
Vonovia SE	272,739	5,128,497
		110,482,539
Residential Real Estate Investment Trusts (REITs) – 7.2%
Camden Property Trust	181,081	18,984,532
Sun Communities Inc	118,359	16,674,416
UNITE Group PLC	411,000	4,876,324
		40,535,272
Retail Real Estate Investment Trusts (REITs) – 19.4%
Agree Realty Corp	246,814	16,933,909
Brixmor Property Group Inc	733,193	15,778,313

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Retail Real Estate Investment Trusts (REITs)– (continued)
CapitaLand Mall Trust	2,799,326	$4,180,815
Japan Retail Fund Investment Corp	9,516	6,945,049
Link	1,555,800	9,977,714
National Retail Properties Inc	398,822	17,607,991
SITE Centers Corp	1,202,423	14,765,754
Spirit Realty Capital Inc	399,309	15,908,471
Vicinity Centres	5,510,420	7,215,621
		109,313,637
Specialized Real Estate Investment Trusts (REITs) – 10.6%
CubeSmart	348,973	16,129,532
Safestore Holdings PLC	450,000	5,275,766
SBA Communications Corp	40,035	10,451,937
VICI Properties Inc	854,003	27,857,578
		59,714,813
Total Common Stocks (cost $570,242,955)		558,000,464
Investment Companies– 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $4,631,260)	4,630,334	4,631,260
Total Investments (total cost $574,874,215) – 99.7%		562,631,724
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		1,792,584
Net Assets – 100%		$564,424,308

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$330,170,098	58.7%
Japan	54,294,455	9.6
United Kingdom	29,986,707	5.3
Hong Kong	29,128,312	5.2
Australia	24,362,193	4.3
Canada	19,929,606	3.5
Singapore	17,970,569	3.2
China	15,178,237	2.7
Spain	12,676,907	2.3
Germany	7,887,143	1.4
Philippines	5,135,773	0.9
Belgium	4,997,354	0.9
France	3,949,403	0.7
Sweden	3,738,573	0.7
Netherlands	3,226,394	0.6

Total	$562,631,724	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$107,676	$(440)	$-	$4,631,260
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	4,364∆	-	-	-
Total Affiliated Investments - 0.8%	$112,040	$(440)	$-	$4,631,260

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	8,309,444	83,099,490	(86,777,234)	4,631,260
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	55,187	12,509,252	(12,564,439)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index tracks the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $9,855,694, which represents 1.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Telecommunication Services	$-	$6,629,300	$-
Equity Real Estate Investment Trusts (REITs)	-	30,247,080	-
Industrial Real Estate Investment Trusts (REITs)	81,477,443	31,908,304	-
Office Real Estate Investment Trusts (REITs)	20,193,993	14,341,632	-
Real Estate Management & Development	19,548,124	90,934,415	-
Residential Real Estate Investment Trusts (REITs)	35,658,948	4,876,324	-
Retail Real Estate Investment Trusts (REITs)	80,994,438	28,319,199	-
Specialized Real Estate Investment Trusts (REITs)	54,439,047	5,275,766	-
All Other	53,156,451	-	-
Investment Companies	-	4,631,260	-
Total Assets	$345,468,444	$217,163,280	$-

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $570,242,955)	$558,000,464
Affiliated investments, at value (cost $4,631,260)	4,631,260
Cash denominated in foreign currency (cost $57,752)	57,752
Trustees' deferred compensation	13,949
Receivables:
Dividends	2,868,564
Fund shares sold	492,558
Foreign tax reclaims	277,466
Dividends from affiliates	25,043
Other assets	10,228
Total Assets	566,377,284
Liabilities:
Due to custodian	29
Payables:	—
Fund shares repurchased	1,092,438
Advisory fees	480,295
Dividends	157,191
Transfer agent fees and expenses	80,440
Professional fees	38,977
Trustees' deferred compensation fees	13,949
Custodian fees	10,832
12b-1 Distribution and shareholder servicing fees	8,120
Trustees' fees and expenses	4,266
Affiliated fund administration fees payable	1,298
Investments purchased	600
Accrued expenses and other payables	64,541
Total Liabilities	1,952,976
Net Assets	$564,424,308

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$629,229,263
Total distributable earnings (loss)	(64,804,955)
Total Net Assets	$564,424,308
Net Assets - Class A Shares	$12,006,255
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,069,220
Net Asset Value Per Share(1)	$11.23
Maximum Offering Price Per Share(2)	$11.92
Net Assets - Class C Shares	$4,109,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	374,731
Net Asset Value Per Share(1)	$10.97
Net Assets - Class D Shares	$46,070,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,068,190
Net Asset Value Per Share	$11.32
Net Assets - Class I Shares	$320,175,322
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,309,794
Net Asset Value Per Share	$11.31
Net Assets - Class N Shares	$89,658,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,925,254
Net Asset Value Per Share	$11.31
Net Assets - Class S Shares	$7,834,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	700,585
Net Asset Value Per Share	$11.18
Net Assets - Class T Shares	$84,570,212
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,480,965
Net Asset Value Per Share	$11.30

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$10,303,013
Dividends from affiliates	107,676
Affiliated securities lending income, net	4,364
Unaffiliated securities lending income, net	1,133
Other income	8,849
Foreign tax withheld	(296,580)
Total Investment Income	10,128,455
Expenses:
Advisory fees	2,835,729
12b-1 Distribution and shareholder servicing fees:
Class A Shares	14,894
Class C Shares	20,817
Class S Shares	9,544
Transfer agent administrative fees and expenses:
Class D Shares	27,574
Class S Shares	9,560
Class T Shares	110,022
Transfer agent networking and omnibus fees:
Class A Shares	4,647
Class C Shares	2,261
Class I Shares	204,345
Other transfer agent fees and expenses:
Class A Shares	510
Class C Shares	123
Class D Shares	7,470
Class I Shares	11,813
Class N Shares	2,307
Class S Shares	143
Class T Shares	725
Registration fees	88,547
Professional fees	36,854
Shareholder reports expense	30,702
Custodian fees	27,939
Trustees’ fees and expenses	9,091
Affiliated fund administration fees	7,652
Other expenses	55,595
Total Expenses	3,518,864
Less: Excess Expense Reimbursement and Waivers	(2,171)
Net Expenses	3,516,693
Net Investment Income/(Loss)	6,611,762

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(29,700,743)
Investments in affiliates	(440)
Total Net Realized Gain/(Loss) on Investments	(29,701,183)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	70,132,734
Total Change in Unrealized Net Appreciation/Depreciation	70,132,734
Net Increase/(Decrease) in Net Assets Resulting from Operations	$47,043,313

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$6,611,762	$14,731,330
Net realized gain/(loss) on investments	(29,701,183)	(13,010,038)
Change in unrealized net appreciation/depreciation	70,132,734	(205,235,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	47,043,313	(203,514,565)
Dividends and Distributions to Shareholders:
Class A Shares	(111,188)	(839,084)
Class C Shares	(24,860)	(330,381)
Class D Shares	(477,082)	(3,281,953)
Class I Shares	(3,727,702)	(30,872,396)
Class N Shares	(1,021,338)	(6,399,486)
Class S Shares	(65,428)	(485,221)
Class T Shares	(860,043)	(6,552,609)
Net Decrease from Dividends and Distributions to Shareholders	(6,287,641)	(48,761,130)
Capital Share Transactions:
Class A Shares	(301,335)	904,085
Class C Shares	(736,793)	(306,068)
Class D Shares	(1,544,671)	3,842,929
Class I Shares	(87,789,629)	(9,479,268)
Class N Shares	1,530,785	(434,386)
Class S Shares	111,413	971,554
Class T Shares	(9,142,833)	414,322
Net Increase/(Decrease) from Capital Share Transactions	(97,873,063)	(4,086,832)
Net Increase/(Decrease) in Net Assets	(57,117,391)	(256,362,527)
Net Assets:
Beginning of period	621,541,699	877,904,226
End of period	$564,424,308	$621,541,699

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.53	$14.65	$12.18	$13.00	$11.68	$11.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.21	0.32	0.18	0.18	0.18
Net realized and unrealized gain/(loss)	0.70	(3.55)	2.38	(0.49)	1.72	0.68
Total from Investment Operations	0.81	(3.34)	2.70	(0.31)	1.90	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.38)	(0.23)	(0.37)	(0.36)	(0.46)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.11)	(0.78)	(0.23)	(0.51)	(0.58)	(0.46)
Net Asset Value, End of Period	$11.23	$10.53	$14.65	$12.18	$13.00	$11.68
Total Return*	7.67%	(24.19)%	22.32%	(2.53)%	17.12%	7.76%
Net Assets, End of Period (in thousands)	$12,006	$11,566	$15,294	$9,857	$9,167	$5,828
Average Net Assets for the Period (in thousands)	$11,943	$15,160	$12,864	$11,509	$7,245	$5,093
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.27%	1.23%	1.25%	1.36%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.27%	1.23%	1.25%	1.35%	1.26%
Ratio of Net Investment Income/(Loss)	2.00%	1.56%	2.25%	1.42%	1.46%	1.60%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.28	$14.34	$11.98	$12.81	$11.53	$11.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.10	0.18	0.08	0.09	0.10
Net realized and unrealized gain/(loss)	0.68	(3.46)	2.37	(0.49)	1.69	0.67
Total from Investment Operations	0.75	(3.36)	2.55	(0.41)	1.78	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.30)	(0.19)	(0.28)	(0.28)	(0.38)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.06)	(0.70)	(0.19)	(0.42)	(0.50)	(0.38)
Net Asset Value, End of Period	$10.97	$10.28	$14.34	$11.98	$12.81	$11.53
Total Return*	7.33%	(24.81)%	21.34%	(3.33)%	16.19%	7.01%
Net Assets, End of Period (in thousands)	$4,109	$4,548	$6,766	$5,908	$8,020	$6,970
Average Net Assets for the Period (in thousands)	$4,414	$6,321	$6,420	$7,522	$7,211	$6,717
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.13%	2.00%	2.03%	2.03%	2.09%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.13%	2.00%	2.03%	2.03%	2.09%	2.00%
Ratio of Net Investment Income/(Loss)	1.19%	0.75%	1.31%	0.65%	0.73%	0.84%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.62	$14.77	$12.26	$13.09	$11.76	$11.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.24	0.34	0.20	0.20	0.20
Net realized and unrealized gain/(loss)	0.70	(3.58)	2.41	(0.50)	1.73	0.69
Total from Investment Operations	0.82	(3.34)	2.75	(0.30)	1.93	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.41)	(0.24)	(0.39)	(0.38)	(0.48)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.12)	(0.81)	(0.24)	(0.53)	(0.60)	(0.48)
Net Asset Value, End of Period	$11.32	$10.62	$14.77	$12.26	$13.09	$11.76
Total Return*	7.70%	(24.05)%	22.59%	(2.39)%	17.31%	7.98%
Net Assets, End of Period (in thousands)	$46,071	$44,666	$58,872	$42,584	$46,239	$36,579
Average Net Assets for the Period (in thousands)	$46,849	$58,433	$49,730	$47,764	$39,590	$35,963
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.08%	1.06%	1.08%	1.16%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.08%	1.06%	1.08%	1.16%	1.08%
Ratio of Net Investment Income/(Loss)	2.18%	1.74%	2.41%	1.62%	1.65%	1.75%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.60	$14.75	$12.25	$13.08	$11.75	$11.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.24	0.34	0.22	0.20	0.22
Net realized and unrealized gain/(loss)	0.71	(3.58)	2.41	(0.51)	1.74	0.69
Total from Investment Operations	0.83	(3.34)	2.75	(0.29)	1.94	0.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.41)	(0.25)	(0.40)	(0.39)	(0.49)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.12)	(0.81)	(0.25)	(0.54)	(0.61)	(0.49)
Net Asset Value, End of Period	$11.31	$10.60	$14.75	$12.25	$13.08	$11.75
Total Return*	7.84%	(24.04)%	22.56%	(2.31)%	17.41%	8.21%
Net Assets, End of Period (in thousands)	$320,175	$383,144	$551,129	$408,928	$211,998	$147,863
Average Net Assets for the Period (in thousands)	$364,541	$531,316	$484,077	$291,765	$186,262	$120,270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.03%	1.00%	1.02%	1.09%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.03%	1.00%	1.02%	1.09%	0.96%
Ratio of Net Investment Income/(Loss)	2.14%	1.77%	2.44%	1.83%	1.68%	1.91%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.61	$14.76	$12.24	$13.07	$11.75	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.26	0.35	0.23	0.27	0.17
Net realized and unrealized gain/(loss)	0.70	(3.58)	2.42	(0.51)	1.67	(0.10)
Total from Investment Operations	0.83	(3.32)	2.77	(0.28)	1.94	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.43)	(0.25)	(0.41)	(0.40)	(0.13)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.13)	(0.83)	(0.25)	(0.55)	(0.62)	(0.13)
Net Asset Value, End of Period	$11.31	$10.61	$14.76	$12.24	$13.07	$11.75
Total Return*	7.80%	(23.94)%	22.80%	(2.22)%	17.43%	0.59%
Net Assets, End of Period (in thousands)	$89,658	$82,484	$114,928	$88,550	$71,472	$35,316
Average Net Assets for the Period (in thousands)	$90,609	$106,338	$104,011	$80,627	$34,671	$28,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.92%	0.90%	0.92%	0.99%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.92%	0.90%	0.92%	0.99%	0.93%
Ratio of Net Investment Income/(Loss)	2.38%	1.88%	2.49%	1.84%	2.28%	2.14%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.48	$14.59	$12.15	$12.97	$11.66	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.19	0.29	0.16	0.15	0.16
Net realized and unrealized gain/(loss)	0.70	(3.54)	2.37	(0.49)	1.72	0.67
Total from Investment Operations	0.80	(3.35)	2.66	(0.33)	1.87	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.36)	(0.22)	(0.35)	(0.34)	(0.43)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.10)	(0.76)	(0.22)	(0.49)	(0.56)	(0.43)
Net Asset Value, End of Period	$11.18	$10.48	$14.59	$12.15	$12.97	$11.66
Total Return*	7.61%	(24.37)%	22.03%	(2.69)%	16.86%	7.56%
Net Assets, End of Period (in thousands)	$7,834	$7,238	$9,178	$6,692	$5,177	$2,464
Average Net Assets for the Period (in thousands)	$7,663	$9,305	$7,647	$6,265	$3,433	$2,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.46%	1.43%	1.46%	1.57%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.45%	1.43%	1.46%	1.53%	1.45%
Ratio of Net Investment Income/(Loss)	1.84%	1.38%	2.06%	1.30%	1.28%	1.35%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.60	$14.75	$12.25	$13.08	$11.75	$11.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.23	0.32	0.19	0.19	0.19
Net realized and unrealized gain/(loss)	0.69	(3.59)	2.42	(0.50)	1.74	0.69
Total from Investment Operations	0.81	(3.36)	2.74	(0.31)	1.93	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.39)	(0.24)	(0.38)	(0.38)	(0.47)
Distributions (from capital gains)	—	(0.40)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.11)	(0.79)	(0.24)	(0.52)	(0.60)	(0.47)
Net Asset Value, End of Period	$11.30	$10.60	$14.75	$12.25	$13.08	$11.75
Total Return*	7.67%	(24.15)%	22.49%	(2.47)%	17.27%	7.90%
Net Assets, End of Period (in thousands)	$84,570	$87,895	$121,737	$91,313	$80,573	$43,490
Average Net Assets for the Period (in thousands)	$88,294	$114,716	$107,523	$95,019	$54,353	$51,128
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.17%	1.14%	1.16%	1.23%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.17%	1.14%	1.16%	1.23%	1.14%
Ratio of Net Investment Income/(Loss)	2.08%	1.65%	2.30%	1.57%	1.59%	1.64%
Portfolio Turnover Rate	39%	68%	77%	69%	61%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

22	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’

26	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.75%, and the Fund’s benchmark index used in the calculation is the FTSE EPRA Nareit Global Index.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.93%.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 28, 2022. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

28	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $2,086.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

Janus Investment Fund	29

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $175.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	15	2
Class S Shares	-	-
Class T Shares	-	-

30	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 585,605,836	$40,148,222	$(63,122,334)	$ (22,974,112)

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	99,227	$ 1,120,249	222,130	$ 3,085,637
Reinvested dividends and distributions	8,505	94,242	49,083	705,517
Shares repurchased	(137,243)	(1,515,826)	(216,286)	(2,887,069)
Net Increase/(Decrease)	(29,511)	$ (301,335)	54,927	$ 904,085
Class C Shares:
Shares sold	19,097	$ 215,860	59,826	$ 815,647
Reinvested dividends and distributions	2,065	22,292	20,592	294,979
Shares repurchased	(88,807)	(974,945)	(109,948)	(1,416,694)
Net Increase/(Decrease)	(67,645)	$ (736,793)	(29,530)	$ (306,068)
Class D Shares:
Shares sold	178,117	$ 2,053,843	870,256	$ 12,510,701
Reinvested dividends and distributions	41,294	461,353	222,584	3,212,973
Shares repurchased	(358,789)	(4,059,867)	(870,874)	(11,880,745)
Net Increase/(Decrease)	(139,378)	$ (1,544,671)	221,966	$ 3,842,929
Class I Shares:
Shares sold	5,487,926	$ 62,541,480	10,806,963	$149,882,756
Reinvested dividends and distributions	301,059	3,360,059	1,919,517	27,671,302
Shares repurchased	(13,619,673)	(153,691,168)	(13,943,994)	(187,033,326)
Net Increase/(Decrease)	(7,830,688)	$(87,789,629)	(1,217,514)	$ (9,479,268)
Class N Shares:
Shares sold	1,145,686	$ 13,003,365	1,590,545	$ 21,781,419
Reinvested dividends and distributions	62,580	698,799	294,697	4,241,519
Shares repurchased	(1,060,857)	(12,171,379)	(1,894,627)	(26,457,324)
Net Increase/(Decrease)	147,409	$ 1,530,785	(9,385)	$ (434,386)
Class S Shares:
Shares sold	62,060	$ 682,752	198,787	$ 2,799,261
Reinvested dividends and distributions	5,934	65,428	33,774	485,221
Shares repurchased	(57,792)	(636,767)	(171,061)	(2,312,928)
Net Increase/(Decrease)	10,202	$ 111,413	61,500	$ 971,554
Class T Shares:
Shares sold	420,292	$ 4,786,159	1,502,556	$ 20,495,414
Reinvested dividends and distributions	76,372	851,597	448,196	6,474,103
Shares repurchased	(1,310,216)	(14,780,589)	(1,912,303)	(26,555,195)
Net Increase/(Decrease)	(813,552)	$ (9,142,833)	38,449	$ 414,322

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$235,625,366	$328,271,778	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	35

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	39

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	43

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

44	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	45

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

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Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2023

Janus Henderson Global Real Estate Fund

Notes

NotesPage1

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93044 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Team-Based Approach Led by Matthew Peron, Director of Centralized Equity Research

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	2.29%	0.70%	Constellation Brands Inc - Class A	1.92%	-0.41%
Booking Holdings Inc	1.14%	0.36%	Charles Schwab Corp	0.94%	-0.34%
Airbus SE	1.22%	0.34%	JD.Com Inc - Class A	0.46%	-0.25%
Alstom SA	0.87%	0.32%	NRG Energy Inc	0.35%	-0.25%
Dr Ing hc Porsche AG	0.87%	0.29%	Centene Corp	0.62%	-0.23%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Industrials	1.58%	17.57%	17.15%
	Technology	0.77%	17.88%	18.09%
	Consumer	0.43%	15.73%	15.69%
	Healthcare	0.29%	13.99%	13.99%
	Financials	0.26%	18.51%	18.42%

	3 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communications	-1.07%	7.76%	8.05%
	Energy	-0.24%	8.41%	8.51%
	Other**	-0.04%	0.15%	0.10%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.2%
Apple Inc
Technology Hardware, Storage & Peripherals	4.6%
Alphabet Inc - Class C
Interactive Media & Services	3.2%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.2%
Amazon.com Inc
Multiline Retail	2.1%
17.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Preferred Stocks	0.9%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Private Placements	0.2%
Investment Companies	0.0%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	20.26%	-6.14%	7.69%	8.73%	8.62%	1.03%
Class A Shares at MOP	13.35%	-11.53%	6.42%	8.09%	8.27%
Class C Shares at NAV	19.81%	-6.79%	6.98%	7.98%	7.83%	1.76%
Class C Shares at CDSC	18.81%	-7.69%	6.98%	7.98%	7.83%
Class D Shares	20.40%	-5.90%	8.01%	9.02%	8.81%	0.75%
Class I Shares	20.45%	-5.82%	8.10%	9.11%	8.89%	0.68%
Class N Shares	20.49%	-5.76%	8.16%	9.07%	8.83%	0.62%
Class R Shares	20.03%	-6.49%	7.32%	8.36%	8.24%	1.39%
Class S Shares	20.18%	-6.24%	7.63%	8.65%	8.46%	1.13%
Class T Shares	20.35%	-5.98%	7.91%	8.93%	8.75%	0.86%
MSCI World Index	18.25%	-7.02%	8.01%	8.85%	6.94%
MSCI All Country World Index	17.78%	-7.44%	6.93%	8.06%	6.69%
Morningstar Quartile - Class T Shares	-	2nd	2nd	3rd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	-	93/368	120/295	136/241	39/148

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,202.60	$5.27	$1,000.00	$1,020.14	$4.84	0.96%
Class C Shares	$1,000.00	$1,198.10	$9.21	$1,000.00	$1,016.55	$8.45	1.68%
Class D Shares	$1,000.00	$1,204.00	$3.96	$1,000.00	$1,021.34	$3.63	0.72%
Class I Shares	$1,000.00	$1,204.50	$3.57	$1,000.00	$1,021.69	$3.28	0.65%
Class N Shares	$1,000.00	$1,204.90	$3.24	$1,000.00	$1,021.99	$2.97	0.59%
Class R Shares	$1,000.00	$1,200.30	$7.46	$1,000.00	$1,018.15	$6.84	1.36%
Class S Shares	$1,000.00	$1,201.80	$5.98	$1,000.00	$1,019.50	$5.49	1.09%
Class T Shares	$1,000.00	$1,203.50	$4.45	$1,000.00	$1,020.89	$4.08	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.7%
Aerospace & Defense – 3.0%
Airbus SE	242,840	$32,529,337
BAE Systems PLC	3,063,968	37,138,367
General Dynamics Corp	76,199	17,389,374
		87,057,078
Air Freight & Logistics – 1.7%
United Parcel Service Inc	252,609	49,003,620
Airlines – 0.4%
Ryanair Holdings PLC (ADR)*	131,822	12,429,496
Automobiles – 0.6%
Tesla Inc*	80,619	16,725,218
Banks – 5.9%
Bank of America Corp	806,005	23,051,743
BNP Paribas SA	427,857	25,587,628
HDFC Bank Ltd	726,502	14,283,914
JPMorgan Chase & Co	403,240	52,546,204
Natwest Group PLC	6,430,590	21,007,726
Toronto-Dominion Bank/The#	327,415	19,613,886
UniCredit SpA	902,188	17,086,286
		173,177,387
Beverages – 4.1%
Constellation Brands Inc - Class A	200,523	45,296,140
Monster Beverage Corp	346,054	18,690,377
Pernod Ricard SA	243,509	55,169,074
		119,155,591
Biotechnology – 3.2%
AbbVie Inc	148,590	23,680,788
Amgen Inc	51,095	12,352,216
Argenx SE (ADR)*	26,838	9,999,302
Ascendis Pharma A/S (ADR)*	61,740	6,619,763
Sarepta Therapeutics Inc*	114,751	15,816,130
Vertex Pharmaceuticals Inc*	76,765	24,186,349
		92,654,548
Capital Markets – 2.9%
Blackstone Group Inc	211,568	18,584,133
Charles Schwab Corp	334,237	17,507,334
LPL Financial Holdings Inc	82,656	16,729,574
Morgan Stanley	245,631	21,566,402
State Street Corp	137,995	10,444,842
		84,832,285
Chemicals – 1.8%
Linde PLC	147,979	52,597,656
Consumer Finance – 0.9%
Capital One Financial Corp	172,165	16,555,386
OneMain Holdings Inc	235,056	8,715,876
		25,271,262
Diversified Financial Services – 4.6%
Apollo Global Management Inc	311,565	19,678,445
Fidelity National Information Services Inc	156,364	8,495,256
Global Payments Inc	110,897	11,670,800
Mastercard Inc	131,874	47,924,330
Visa Inc	201,154	45,352,181
		133,121,012
Electric Utilities – 0.4%
NextEra Energy Inc	165,242	12,736,853
Electronic Equipment, Instruments & Components – 1.4%
Hexagon AB - Class B	2,581,507	29,717,026
Keysight Technologies Inc*	64,007	10,335,850
		40,052,876

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment – 1.5%
Liberty Media Corp-Liberty Formula One*	432,893	$32,393,383
Nexon Co Ltd	497,700	11,884,245
		44,277,628
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	122,255	12,379,541
Boston Scientific Corp*	365,961	18,309,029
Dentsply Sirona Inc	197,822	7,770,448
Edwards Lifesciences Corp*	102,490	8,478,998
		46,938,016
Health Care Providers & Services – 1.5%
Centene Corp*	225,420	14,248,798
Humana Inc	41,808	20,296,112
UnitedHealth Group Inc	19,534	9,231,573
		43,776,483
Hotels, Restaurants & Leisure – 3.6%
Booking Holdings Inc*	13,350	35,409,674
Entain PLC	1,685,189	26,222,205
McDonald's Corp	156,054	43,634,259
Meituan Dianping (144A)*	14,180	257,567
		105,523,705
Independent Power and Renewable Electricity Producers – 1.6%
RWE AG	276,190	11,871,934
Vistra Energy Corp	1,447,152	34,731,648
		46,603,582
Insurance – 2.8%
AIA Group Ltd	1,851,300	19,452,810
Aon PLC - Class A	55,252	17,420,403
Beazley PLC	1,056,090	7,785,432
Intact Financial Corp	59,151	8,466,652
Progressive Corp/The	200,900	28,740,754
		81,866,051
Interactive Media & Services – 3.5%
Alphabet Inc - Class C*	908,598	94,494,192
Tencent Holdings Ltd	141,800	6,928,999
		101,423,191
Life Sciences Tools & Services – 1.3%
Danaher Corp	59,319	14,950,761
Thermo Fisher Scientific Inc	41,045	23,657,107
		38,607,868
Machinery – 3.9%
Alstom SA	443,393	12,113,390
Atlas Copco AB - Class A	2,699,699	34,240,695
Deere & Co	84,929	35,065,486
Parker-Hannifin Corp	93,887	31,556,360
		112,975,931
Metals & Mining – 2.4%
Freeport-McMoRan Inc	487,068	19,925,952
Rio Tinto PLC	236,030	15,994,315
Teck Resources Ltd	889,250	32,475,755
		68,396,022
Multiline Retail – 2.4%
Amazon.com Inc*	583,702	60,290,580
JD.Com Inc - Class A	464,128	10,172,401
		70,462,981
Oil, Gas & Consumable Fuels – 5.8%
Canadian Natural Resources Ltd	555,894	30,766,900
Cheniere Energy Inc	74,560	11,750,656
ConocoPhillips	284,192	28,194,688

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
EOG Resources Inc	205,646	$23,573,201
Marathon Petroleum Corp	288,737	38,930,410
Suncor Energy Inc	686,018	21,301,943
TotalEnergies SE	228,949	13,507,363
		168,025,161
Personal Products – 1.8%
Unilever PLC	988,559	51,122,232
Pharmaceuticals – 5.8%
AstraZeneca PLC	319,453	44,332,771
Catalent Inc*	121,604	7,990,599
Eli Lilly & Co	30,654	10,527,197
Merck & Co Inc	318,485	33,883,619
Novartis AG	293,754	26,975,421
Organon & Co	237,195	5,578,826
Roche Holding AG	68,872	19,715,685
Sanofi	182,321	19,853,296
		168,857,414
Road & Rail – 0.8%
Uber Technologies Inc*	771,365	24,452,271
Semiconductor & Semiconductor Equipment – 7.5%
Advanced Micro Devices Inc*	203,414	19,936,606
ASML Holding NV	93,388	63,805,594
Lam Research Corp	28,434	15,073,432
Marvell Technology Inc	291,301	12,613,333
NVIDIA Corp	181,536	50,425,255
Taiwan Semiconductor Manufacturing Co Ltd	2,131,000	37,755,622
Texas Instruments Inc	94,218	17,525,490
		217,135,332
Software – 8.0%
Atlassian Corp - Class A*	28,215	4,829,562
Autodesk Inc*	47,428	9,872,612
Constellation Software Inc/Canada	5,441	10,230,956
Lumine Group Inc*	11,386	123,946
Microsoft Corp	522,646	150,678,842
ServiceNow Inc*	16,655	7,739,912
Synopsys Inc*	69,492	26,841,285
Workday Inc - Class A*	114,860	23,723,184
		234,040,299
Specialized Real Estate Investment Trusts (REITs) – 0.4%
American Tower Corp	59,808	12,221,167
Specialty Retail – 1.1%
O'Reilly Automotive Inc*	39,016	33,123,804
Technology Hardware, Storage & Peripherals – 4.6%
Apple Inc	815,460	134,469,354
Textiles, Apparel & Luxury Goods – 2.2%
LVMH Moet Hennessy Louis Vuitton SE	27,629	25,318,450
Moncler SpA	164,816	11,390,904
NIKE Inc - Class B	214,830	26,346,751
		63,056,105
Trading Companies & Distributors – 1.8%
Ferguson PLC	402,253	53,074,621
Wireless Telecommunication Services – 1.9%
T-Mobile US Inc*	376,545	54,538,778
Total Common Stocks (cost $2,025,660,338)		2,873,782,878
Preferred Stocks– 0.9%
Automobiles – 0.9%
Dr Ing hc F Porsche AG((cost $17,341,963)	215,862	27,624,425

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Private Placements– 0.2%
Health Care Providers & Services – 0.2%
API Holdings Private Ltd*,¢,§((cost $9,401,252)	12,941,830	$4,596,080
Investment Companies– 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $110,815)	110,793	110,815
Investments Purchased with Cash Collateral from Securities Lending– 0.5%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	12,230,400	12,230,400
Time Deposits – 0.1%
Royal Bank of Canada, 4.8000%, 4/3/23	$3,057,600	3,057,600
Total Investments Purchased with Cash Collateral from Securities Lending (cost $15,288,000)		15,288,000
Total Investments (total cost $2,067,802,368) – 100.3%		2,921,402,198
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(9,924,954)
Net Assets – 100%		$2,911,477,244

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,033,932,405	69.6%
France	184,078,538	6.3
United Kingdom	152,480,816	5.2
Canada	122,980,038	4.2
Netherlands	114,927,826	3.9
Sweden	63,957,721	2.2
Switzerland	46,691,106	1.6
Germany	39,496,359	1.4
Taiwan	37,755,622	1.3
Italy	28,477,190	1.0
Hong Kong	19,452,810	0.7
India	18,879,994	0.7
China	17,358,967	0.6
Ireland	12,429,496	0.4
Japan	11,884,245	0.4
Belgium	9,999,302	0.3
Denmark	6,619,763	0.2

Total	$2,921,402,198	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$32,378	$248	$-	$110,815
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	8,972∆	-	-	12,230,400
Total Affiliated Investments - 0.4%	$41,350	$248	$-	$12,341,215

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.0%
Money Markets - 0.0%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	8,553,298	69,069,836	(77,512,567)	110,815
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	977,540	91,926,744	(80,673,884)	12,230,400

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$14,676,793	$—	$(14,676,793)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $257,567, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $4,596,080, which represents 0.2% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$9,401,252	$4,596,080	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$17,389,374	$69,667,704	$-
Banks	95,211,833	77,965,554	-
Beverages	63,986,517	55,169,074	-
Electronic Equipment, Instruments & Components	10,335,850	29,717,026	-
Entertainment	32,393,383	11,884,245	-
Hotels, Restaurants & Leisure	79,043,933	26,479,772	-
Independent Power and Renewable Electricity Producers	34,731,648	11,871,934	-
Insurance	54,627,809	27,238,242	-
Interactive Media & Services	94,494,192	6,928,999	-
Machinery	66,621,846	46,354,085	-
Metals & Mining	52,401,707	15,994,315	-
Multiline Retail	60,290,580	10,172,401	-
Oil, Gas & Consumable Fuels	154,517,798	13,507,363	-
Personal Products	-	51,122,232	-
Pharmaceuticals	57,980,241	110,877,173	-
Semiconductor & Semiconductor Equipment	115,574,116	101,561,216	-
Textiles, Apparel & Luxury Goods	26,346,751	36,709,354	-
Trading Companies & Distributors	-	53,074,621	-
All Other	1,101,539,990	-	-
Preferred Stocks	-	27,624,425	-
Private Placements	-	-	4,596,080
Investment Companies	-	110,815	-
Investments Purchased with Cash Collateral from Securities Lending	-	15,288,000	-
Total Assets	$2,117,487,568	$799,318,550	$4,596,080

12	MARCH 31, 2023

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,055,461,153)(1)	$2,909,060,983
Affiliated investments, at value (cost $12,341,215)	12,341,215
Cash denominated in foreign currency (cost $1,544,763)	1,544,763
Trustees' deferred compensation	72,054
Receivables:
Dividends	3,625,595
Investments sold	3,063,417
Foreign tax reclaims	1,597,780
Fund shares sold	179,709
Dividends from affiliates	7,030
Other assets	83,646
Total Assets	2,931,576,192
Liabilities:
Due to custodian	1,570
Collateral for securities loaned (Note 2)	15,288,000
Payables:	—
Investments purchased	1,507,794
Advisory fees	1,309,555
Fund shares repurchased	1,150,280
Transfer agent fees and expenses	474,912
Trustees' deferred compensation fees	72,054
Professional fees	29,847
Trustees' fees and expenses	18,375
Custodian fees	15,471
12b-1 Distribution and shareholder servicing fees	13,744
Affiliated fund administration fees payable	6,397
Foreign tax liability	2,934
Accrued expenses and other payables	208,015
Total Liabilities	20,098,948
Net Assets	$2,911,477,244

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,991,835,312
Total distributable earnings (loss) (includes $2,934 of foreign capital gains tax)	919,641,932
Total Net Assets	$2,911,477,244
Net Assets - Class A Shares	$17,890,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	205,480
Net Asset Value Per Share(2)	$87.07
Maximum Offering Price Per Share(3)	$92.38
Net Assets - Class C Shares	$3,141,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,594
Net Asset Value Per Share(2)	$83.57
Net Assets - Class D Shares	$1,663,183,017
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,388,605
Net Asset Value Per Share	$85.78
Net Assets - Class I Shares	$115,498,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,320,593
Net Asset Value Per Share	$87.46
Net Assets - Class N Shares	$37,063,409
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	432,979
Net Asset Value Per Share	$85.60
Net Assets - Class R Shares	$7,173,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,779
Net Asset Value Per Share	$85.63
Net Assets - Class S Shares	$16,269,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	186,276
Net Asset Value Per Share	$87.34
Net Assets - Class T Shares	$1,051,256,622
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,272,641
Net Asset Value Per Share	$85.66

(1) Includes $14,676,793 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$25,111,634
Dividends from affiliates	32,378
Affiliated securities lending income, net	8,972
Unaffiliated securities lending income, net	2,077
Other income	299,648
Foreign tax withheld	(965,578)
Total Investment Income	24,489,131
Expenses:
Advisory fees	7,536,333
12b-1 Distribution and shareholder servicing fees:
Class A Shares	22,791
Class C Shares	14,510
Class R Shares	21,177
Class S Shares	19,404
Transfer agent administrative fees and expenses:
Class D Shares	934,858
Class R Shares	10,599
Class S Shares	19,406
Class T Shares	1,256,153
Transfer agent networking and omnibus fees:
Class A Shares	10,496
Class C Shares	1,375
Class I Shares	38,804
Other transfer agent fees and expenses:
Class A Shares	693
Class C Shares	83
Class D Shares	131,272
Class I Shares	3,325
Class N Shares	798
Class R Shares	66
Class S Shares	158
Class T Shares	5,559
Shareholder reports expense	133,371
Registration fees	87,359
Professional fees	79,431
Custodian fees	60,180
Trustees’ fees and expenses	41,207
Affiliated fund administration fees	34,771
Other expenses	116,211
Total Expenses	10,580,390
Less: Excess Expense Reimbursement and Waivers	(67,734)
Net Expenses	10,512,656
Net Investment Income/(Loss)	13,976,475

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$55,039,144
Investments in affiliates	248
Total Net Realized Gain/(Loss) on Investments	55,039,392
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	435,768,450
Total Change in Unrealized Net Appreciation/Depreciation	435,768,450
Net Increase/(Decrease) in Net Assets Resulting from Operations	$504,784,317

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$13,976,475	$21,631,736
Net realized gain/(loss) on investments	55,039,392	109,215,158
Change in unrealized net appreciation/depreciation	435,768,450	(907,116,204)
Net Increase/(Decrease) in Net Assets Resulting from Operations	504,784,317	(776,269,310)
Dividends and Distributions to Shareholders:
Class A Shares	(728,299)	(2,432,950)
Class C Shares	(112,458)	(478,940)
Class D Shares	(67,926,045)	(212,599,273)
Class I Shares	(4,815,704)	(15,452,023)
Class N Shares	(1,543,781)	(4,330,870)
Class R Shares	(332,948)	(1,035,016)
Class S Shares	(583,254)	(2,106,969)
Class T Shares	(42,103,203)	(139,551,040)
Net Decrease from Dividends and Distributions to Shareholders	(118,145,692)	(377,987,081)
Capital Share Transactions:
Class A Shares	(1,843,440)	678,202
Class C Shares	(279,266)	(32,373)
Class D Shares	19,352,133	116,945,555
Class I Shares	(314,970)	770,181
Class N Shares	1,526,963	348,344
Class R Shares	(2,164,983)	1,920,902
Class S Shares	28,157	(3,708,048)
Class T Shares	(6,100,573)	33,302,471
Net Increase/(Decrease) from Capital Share Transactions	10,204,021	150,225,234
Net Increase/(Decrease) in Net Assets	396,842,646	(1,004,031,157)
Net Assets:
Beginning of period	2,514,634,598	3,518,665,755
End of period	$2,911,477,244	$2,514,634,598

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$75.40	$110.18	$89.60	$81.67	$85.80	$76.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.41	0.23	0.31	0.65	0.57
Net realized and unrealized gain/(loss)	14.64	(23.60)	23.77	11.47	(0.20)	9.25
Total from Investment Operations	14.97	(23.19)	24.00	11.78	0.45	9.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.16)	(0.16)	(0.61)	(0.46)	(0.28)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.30)	(11.59)	(3.42)	(3.85)	(4.58)	(0.28)
Net Asset Value, End of Period	$87.07	$75.40	$110.18	$89.60	$81.67	$85.80
Total Return*	20.26%	(23.60)%	27.28%	14.71%	1.43%	12.90%
Net Assets, End of Period (in thousands)	$17,891	$17,175	$24,310	$23,470	$18,247	$16,478
Average Net Assets for the Period (in thousands)	$18,319	$21,901	$24,438	$19,926	$17,274	$15,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	1.03%	1.17%	1.21%	1.32%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.03%	1.17%	1.20%	1.16%	1.00%
Ratio of Net Investment Income/(Loss)	0.80%	0.43%	0.23%	0.37%	0.83%	0.70%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$72.28	$106.56	$87.19	$79.50	$83.65	$74.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	(0.21)	(0.45)	(0.22)	0.13	0.04
Net realized and unrealized gain/(loss)	14.04	(22.64)	23.08	11.15	(0.16)	9.04
Total from Investment Operations	14.07	(22.85)	22.63	10.93	(0.03)	9.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Net Asset Value, End of Period	$83.57	$72.28	$106.56	$87.19	$79.50	$83.65
Total Return*	19.81%	(24.09)%	26.42%	13.98%	0.78%	12.18%
Net Assets, End of Period (in thousands)	$3,142	$2,971	$4,491	$5,005	$5,564	$7,746
Average Net Assets for the Period (in thousands)	$3,169	$4,022	$4,880	$5,323	$6,303	$8,343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.68%	1.85%	1.84%	1.80%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.68%	1.85%	1.84%	1.80%	1.64%
Ratio of Net Investment Income/(Loss)	0.07%	(0.23)%	(0.45)%	(0.27)%	0.17%	0.05%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$74.51	$109.10	$88.69	$80.85	$84.93	$75.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.68	0.56	0.55	0.88	0.82
Net realized and unrealized gain/(loss)	14.43	(23.29)	23.50	11.36	(0.21)	9.14
Total from Investment Operations	14.86	(22.61)	24.06	11.91	0.67	9.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.81)	(0.55)	(0.39)	(0.83)	(0.63)	(0.53)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.59)	(11.98)	(3.65)	(4.07)	(4.75)	(0.53)
Net Asset Value, End of Period	$85.78	$74.51	$109.10	$88.69	$80.85	$84.93
Total Return*	20.40%	(23.37)%	27.68%	15.06%	1.76%	13.25%
Net Assets, End of Period (in thousands)	$1,663,183	$1,424,181	$1,959,177	$1,607,701	$1,493,928	$1,564,083
Average Net Assets for the Period (in thousands)	$1,586,719	$1,797,317	$1,873,058	$1,511,011	$1,463,525	$1,527,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.86%	0.89%	0.83%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.86%	0.89%	0.83%	0.69%
Ratio of Net Investment Income/(Loss)	1.04%	0.72%	0.54%	0.68%	1.13%	1.02%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$75.93	$110.96	$90.13	$82.10	$86.16	$76.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.75	0.64	0.63	0.95	0.91
Net realized and unrealized gain/(loss)	14.73	(23.73)	23.90	11.54	(0.20)	9.27
Total from Investment Operations	15.19	(22.98)	24.54	12.17	0.75	10.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.88)	(0.62)	(0.45)	(0.90)	(0.69)	(0.59)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.66)	(12.05)	(3.71)	(4.14)	(4.81)	(0.59)
Net Asset Value, End of Period	$87.46	$75.93	$110.96	$90.13	$82.10	$86.16
Total Return*	20.45%	(23.33)%	27.78%	15.15%	1.85%	13.36%
Net Assets, End of Period (in thousands)	$115,498	$100,359	$145,610	$135,394	$139,584	$179,093
Average Net Assets for the Period (in thousands)	$112,191	$128,292	$145,201	$132,597	$146,672	$167,007
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.68%	0.79%	0.81%	0.74%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.68%	0.79%	0.81%	0.74%	0.60%
Ratio of Net Investment Income/(Loss)	1.11%	0.78%	0.61%	0.76%	1.21%	1.11%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$74.42	$109.00	$88.60	$80.77	$84.85	$75.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.80	0.69	0.66	1.02	0.96
Net realized and unrealized gain/(loss)	14.42	(23.27)	23.48	11.36	(0.25)	9.11
Total from Investment Operations	14.90	(22.47)	24.17	12.02	0.77	10.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.94)	(0.68)	(0.51)	(0.95)	(0.73)	(0.66)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.72)	(12.11)	(3.77)	(4.19)	(4.85)	(0.66)
Net Asset Value, End of Period	$85.60	$74.42	$109.00	$88.60	$80.77	$84.85
Total Return*	20.49%	(23.28)%	27.85%	15.23%	1.91%	13.42%
Net Assets, End of Period (in thousands)	$37,063	$30,831	$43,521	$40,607	$31,393	$38,195
Average Net Assets for the Period (in thousands)	$34,736	$37,593	$44,557	$30,617	$37,778	$36,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.62%	0.73%	0.76%	0.68%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.62%	0.73%	0.76%	0.68%	0.54%
Ratio of Net Investment Income/(Loss)	1.17%	0.85%	0.67%	0.81%	1.32%	1.19%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$74.11	$108.69	$88.57	$80.78	$84.95	$75.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.08	(0.10)	0.02	0.39	0.32
Net realized and unrealized gain/(loss)	14.41	(23.23)	23.48	11.34	(0.18)	9.15
Total from Investment Operations	14.56	(23.15)	23.38	11.36	0.21	9.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	—	—	(0.33)	(0.26)	(0.07)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.04)	(11.43)	(3.26)	(3.57)	(4.38)	(0.07)
Net Asset Value, End of Period	$85.63	$74.11	$108.69	$88.57	$80.78	$84.95
Total Return*	20.03%	(23.87)%	26.87%	14.33%	1.11%	12.55%
Net Assets, End of Period (in thousands)	$7,174	$8,123	$9,736	$7,802	$6,574	$6,417
Average Net Assets for the Period (in thousands)	$8,513	$9,507	$8,777	$6,410	$6,232	$6,245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.39%	1.50%	1.54%	1.47%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.39%	1.50%	1.54%	1.47%	1.31%
Ratio of Net Investment Income/(Loss)	0.37%	0.09%	(0.10)%	0.03%	0.50%	0.40%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$75.58	$110.34	$89.62	$81.85	$85.96	$76.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.32	0.28	0.27	0.61	0.51
Net realized and unrealized gain/(loss)	14.67	(23.65)	23.70	11.48	(0.18)	9.30
Total from Investment Operations	14.95	(23.33)	23.98	11.75	0.43	9.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	—	—	(0.74)	(0.42)	(0.25)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.19)	(11.43)	(3.26)	(3.98)	(4.54)	(0.25)
Net Asset Value, End of Period	$87.34	$75.58	$110.34	$89.62	$81.85	$85.96
Total Return*	20.18%	(23.66)%	27.23%	14.66%	1.40%	12.86%
Net Assets, End of Period (in thousands)	$16,269	$14,034	$24,088	$131,161	$109,878	$62,331
Average Net Assets for the Period (in thousands)	$15,546	$18,904	$25,744	$128,108	$64,355	$67,144
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.13%	1.21%	1.24%	1.18%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.12%	1.21%	1.24%	1.18%	1.04%
Ratio of Net Investment Income/(Loss)	0.67%	0.33%	0.27%	0.33%	0.77%	0.63%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Global Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$74.35	$108.88	$88.54	$80.73	$84.82	$75.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.58	0.45	0.48	0.82	0.75
Net realized and unrealized gain/(loss)	14.42	(23.25)	23.47	11.34	(0.21)	9.13
Total from Investment Operations	14.81	(22.67)	23.92	11.82	0.61	9.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.72)	(0.43)	(0.32)	(0.77)	(0.58)	(0.47)
Distributions (from capital gains)	(2.78)	(11.43)	(3.26)	(3.24)	(4.12)	—
Total Dividends and Distributions	(3.50)	(11.86)	(3.58)	(4.01)	(4.70)	(0.47)
Net Asset Value, End of Period	$85.66	$74.35	$108.88	$88.54	$80.73	$84.82
Total Return*	20.35%	(23.45)%	27.55%	14.96%	1.67%	13.16%
Net Assets, End of Period (in thousands)	$1,051,257	$916,960	$1,307,732	$1,057,492	$1,014,552	$1,054,640
Average Net Assets for the Period (in thousands)	$1,006,455	$1,173,459	$1,262,884	$1,009,337	$988,429	$1,033,780
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.86%	0.97%	0.99%	0.93%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.96%	0.99%	0.92%	0.78%
Ratio of Net Investment Income/(Loss)	0.95%	0.62%	0.44%	0.59%	1.05%	0.93%
Portfolio Turnover Rate	10%	33%	25%	34%	35%	32%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

26	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	27

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

28	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

30	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,676,793. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $15,288,000, resulting in the net amount due to the counterparty of $611,207.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Fund’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.54%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the

32	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank

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Notes to Financial Statements (unaudited)

trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $252.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $11.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

34	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	47	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,071,305,360	$954,493,411	$(104,396,573)	$ 850,096,838

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,556	$ 620,417	53,979	$ 5,198,977
Reinvested dividends and distributions	7,278	580,764	18,870	1,879,233
Shares repurchased	(37,140)	(3,044,621)	(65,698)	(6,400,008)
Net Increase/(Decrease)	(22,306)	$ (1,843,440)	7,151	$ 678,202
Class C Shares:
Shares sold	2,687	$ 216,875	4,028	$ 377,090
Reinvested dividends and distributions	1,365	104,747	4,695	450,451
Shares repurchased	(7,566)	(600,888)	(9,756)	(859,914)
Net Increase/(Decrease)	(3,514)	$ (279,266)	(1,033)	$ (32,373)
Class D Shares:
Shares sold	167,118	$13,685,487	304,275	$ 28,952,846
Reinvested dividends and distributions	820,842	64,493,576	2,058,031	202,078,044
Shares repurchased	(714,153)	(58,826,930)	(1,204,742)	(114,085,335)
Net Increase/(Decrease)	273,807	$19,352,133	1,157,564	$116,945,555
Class I Shares:
Shares sold	122,947	$10,266,895	235,153	$ 23,460,934
Reinvested dividends and distributions	57,162	4,578,707	146,533	14,654,763
Shares repurchased	(181,223)	(15,160,572)	(372,248)	(37,345,516)
Net Increase/(Decrease)	(1,114)	$ (314,970)	9,438	$ 770,181
Class N Shares:
Shares sold	32,944	$ 2,736,964	78,556	$ 7,013,474
Reinvested dividends and distributions	19,261	1,509,705	42,847	4,197,755
Shares repurchased	(33,492)	(2,719,706)	(106,433)	(10,862,885)
Net Increase/(Decrease)	18,713	$ 1,526,963	14,970	$ 348,344
Class R Shares:
Shares sold	6,965	$ 561,305	30,052	$ 2,853,871
Reinvested dividends and distributions	4,237	332,948	10,544	1,035,016
Shares repurchased	(37,026)	(3,059,236)	(20,573)	(1,967,985)
Net Increase/(Decrease)	(25,824)	$ (2,164,983)	20,023	$ 1,920,902
Class S Shares:
Shares sold	14,219	$ 1,188,212	35,285	$ 3,371,394
Reinvested dividends and distributions	7,276	582,768	21,077	2,105,395
Shares repurchased	(20,915)	(1,742,823)	(88,978)	(9,184,837)
Net Increase/(Decrease)	580	$ 28,157	(32,616)	$ (3,708,048)
Class T Shares:
Shares sold	315,966	$26,098,668	588,800	$ 55,748,125
Reinvested dividends and distributions	527,928	41,431,792	1,390,985	136,386,095
Shares repurchased	(904,560)	(73,631,033)	(1,657,212)	(158,831,749)
Net Increase/(Decrease)	(60,666)	$ (6,100,573)	322,573	$ 33,302,471

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$279,659,025	$380,417,466	$ -	$ -

36	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Global Research Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

42	MARCH 31, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	45

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

46	MARCH 31, 2023

Janus Henderson Global Research Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	47

Janus Henderson Global Research Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

48	MARCH 31, 2023

Janus Henderson Global Research Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	49

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

50	MARCH 31, 2023

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	51

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2023

Janus Henderson Global Research Fund

Notes

NotesPage1

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93045 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Julian McManus co-portfolio manager	George Maris co-portfolio manager

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
PulteGroup Inc	2.29%	0.79%	NRG Energy Inc	2.46%	-1.50%
Marathon Petroleum Corp	3.75%	0.69%	Fidelity National Information Services Inc	1.19%	-0.74%
Airbus SE	1.71%	0.52%	JD.com Inc - Class A	1.99%	-0.66%
Under Armour Inc	1.90%	0.52%	Humana Inc	2.50%	-0.40%
ASML Holding NV	1.77%	0.49%	WR Berkley Corp	1.76%	-0.33%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	2.65%	15.25%	10.88%
	Energy	0.99%	5.91%	5.43%
	Financials	0.58%	15.56%	15.05%
	Health Care	0.55%	13.46%	12.84%
	Industrials	0.46%	12.51%	10.06%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Utilities	-1.29%	3.74%	3.02%
	Information Technology	-1.08%	13.90%	20.68%
	Materials	-0.53%	5.47%	4.92%
	Other**	-0.33%	1.73%	0.00%
	Communication Services	0.15%	7.14%	7.02%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.9%
Marathon Petroleum Corp
Oil, Gas & Consumable Fuels	4.1%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	3.6%
Teck Resources Ltd
Metals & Mining	3.2%
BAE Systems PLC
Aerospace & Defense	3.1%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	0.8%
Private Placements	0.0%
Other	0.2%
100.0%

Emerging markets comprised 6.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	20.63%	-3.54%	7.55%	8.98%	4.41%	1.04%	1.04%
Class A Shares at MOP	13.72%	-9.08%	6.28%	8.34%	4.13%
Class C Shares at NAV	20.00%	-4.43%	6.61%	8.06%	3.58%	2.25%	1.89%
Class C Shares at CDSC	19.00%	-5.36%	6.61%	8.06%	3.58%
Class D Shares	20.70%	-3.37%	7.78%	9.18%	4.54%	0.82%	0.82%
Class I Shares	20.69%	-3.35%	7.82%	9.28%	4.59%	0.77%	0.77%
Class N Shares	20.75%	-3.24%	7.94%	9.25%	4.55%	0.69%	0.69%
Class R Shares	20.21%	-4.17%	6.91%	8.43%	3.93%	3.67%	1.58%
Class S Shares	20.40%	-3.89%	7.20%	8.72%	4.21%	3.97%	1.33%
Class T Shares	20.68%	-3.47%	7.69%	9.11%	4.50%	0.92%	0.92%
MSCI All Country World Index	17.78%	-7.44%	6.93%	8.06%	4.96%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	81/367	73/321	26/242	71/89

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,206.30	$5.78	$1,000.00	$1,019.70	$5.29	1.05%
Class C Shares	$1,000.00	$1,200.00	$11.02	$1,000.00	$1,014.91	$10.10	2.01%
Class D Shares	$1,000.00	$1,207.00	$4.62	$1,000.00	$1,020.74	$4.23	0.84%
Class I Shares	$1,000.00	$1,206.90	$4.46	$1,000.00	$1,020.89	$4.08	0.81%
Class N Shares	$1,000.00	$1,207.50	$3.85	$1,000.00	$1,021.44	$3.53	0.70%
Class R Shares	$1,000.00	$1,202.10	$8.84	$1,000.00	$1,016.90	$8.10	1.61%
Class S Shares	$1,000.00	$1,204.00	$7.47	$1,000.00	$1,018.15	$6.84	1.36%
Class T Shares	$1,000.00	$1,206.80	$5.01	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 99.0%
Aerospace & Defense – 4.2%
Airbus SE	196,709	$26,349,915
BAE Systems PLC	5,920,148	71,758,136
		98,108,051
Air Freight & Logistics – 2.6%
United Parcel Service Inc	315,703	61,243,225
Banks – 7.6%
BNP Paribas SA	741,073	44,319,247
Citigroup Inc	764,866	35,864,567
Erste Group Bank AG	758,300	25,079,610
Natwest Group PLC	8,207,084	26,811,253
Permanent TSB Group Holdings PLC*	5,290,709	13,255,605
UniCredit SpA	1,777,047	33,654,996
		178,985,278
Beverages – 3.1%
Heineken NV	277,831	29,907,042
Monster Beverage Corp	809,680	43,730,817
		73,637,859
Biotechnology – 2.1%
Argenx SE (ADR)*	63,720	23,740,798
Sarepta Therapeutics Inc*	102,704	14,155,692
Vaxcyte Inc*	280,054	10,496,424
		48,392,914
Capital Markets – 2.3%
Morgan Stanley	605,487	53,161,759
Containers & Packaging – 1.5%
Crown Holdings Inc	434,837	35,965,368
Diversified Telecommunication Services – 2.3%
Deutsche Telekom AG	2,214,325	53,627,949
Electronic Equipment, Instruments & Components – 2.3%
Hexagon AB - Class B	1,152,232	13,263,922
Keyence Corp	81,300	39,863,176
		53,127,098
Entertainment – 2.7%
Liberty Media Corp-Liberty Formula One*	852,580	63,798,561
Health Care Providers & Services – 2.3%
Humana Inc	110,071	53,435,068
Hotels, Restaurants & Leisure – 4.0%
Caesars Entertainment Inc*	765,316	37,355,074
Entain PLC	3,583,995	55,768,375
		93,123,449
Household Durables – 2.4%
PulteGroup Inc	973,321	56,725,148
Independent Power and Renewable Electricity Producers – 2.1%
Vistra Energy Corp	2,075,797	49,819,128
Insurance – 5.6%
AIA Group Ltd	3,776,600	39,683,186
Beazley PLC	4,371,108	32,223,546
Dai-ichi Life Holdings Inc	2,269,100	41,696,557
WR Berkley Corp	274,317	17,078,976
		130,682,265
Interactive Media & Services – 0.9%
Alphabet Inc - Class A*	203,257	21,083,849
Machinery – 2.7%
Deere & Co	112,825	46,583,186
Wabtec Corp	168,913	17,070,348
		63,653,534
Metals & Mining – 3.2%
Teck Resources Ltd	2,093,768	76,465,219

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Multiline Retail – 1.7%
JD.Com Inc - Class A	1,816,026	$39,802,261
Oil, Gas & Consumable Fuels – 6.2%
Canadian Natural Resources Ltd	882,590	48,851,357
Marathon Petroleum Corp	715,156	96,424,484
		145,275,841
Personal Products – 2.1%
Unilever PLC	949,646	49,190,967
Pharmaceuticals – 9.5%
AstraZeneca PLC	402,875	55,909,837
Bayer AG	514,530	32,770,464
Catalent Inc*	501,459	32,950,871
Merck & Co Inc	431,261	45,881,858
Novartis AG	257,457	23,642,269
Organon & Co	1,416,819	33,323,583
		224,478,882
Road & Rail – 1.4%
Full Truck Alliance Co (ADR)*	2,441,097	18,576,748
Uber Technologies Inc*	488,539	15,486,686
		34,063,434
Semiconductor & Semiconductor Equipment – 6.1%
ASML Holding NV	68,922	47,089,660
Lam Research Corp	22,915	12,147,700
Taiwan Semiconductor Manufacturing Co Ltd	4,821,000	85,415,229
		144,652,589
Software – 6.9%
Microsoft Corp	400,660	115,510,278
Workday Inc - Class A*	221,317	45,710,813
		161,221,091
Specialty Retail – 1.8%
TJX Cos Inc	534,932	41,917,272
Textiles, Apparel & Luxury Goods – 5.5%
LVMH Moet Hennessy Louis Vuitton SE	44,206	40,509,153
Samsonite International SA (144A)*	15,384,900	47,287,639
Under Armour Inc*	4,744,387	40,469,621
		128,266,413
Trading Companies & Distributors – 2.3%
Ferguson PLC	410,530	54,166,716
Wireless Telecommunication Services – 1.6%
T-Mobile US Inc*	260,036	37,663,614
Total Common Stocks (cost $1,750,682,078)		2,325,734,802
Private Placements– 0%
Software – 0%
Magic Leap Inc - Class A private equity common shares*,¢,§((cost $9,254,547)	19,041	0
Investment Companies– 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $19,118,504)	19,116,219	19,120,042
Total Investments (total cost $1,779,055,129) – 99.8%		2,344,854,844
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		4,434,921
Net Assets – 100%		$2,349,289,765

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,208,340,728	51.5%
United Kingdom	291,662,114	12.4
Canada	125,316,576	5.4
France	111,178,315	4.7
Hong Kong	86,970,825	3.7
Germany	86,398,413	3.7
Taiwan	85,415,229	3.6
Japan	81,559,733	3.5
Netherlands	76,996,702	3.3
China	58,379,009	2.5
Italy	33,654,996	1.4
Austria	25,079,610	1.1
Belgium	23,740,798	1.0
Switzerland	23,642,269	1.0
Sweden	13,263,922	0.6
Ireland	13,255,605	0.6

Total	$2,344,854,844	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$771,875	$5,211	$(1,291)	$19,120,042
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	13,126∆	-	-	-
Total Affiliated Investments - 0.8%	$785,001	$5,211	$(1,291)	$19,120,042

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	28,298,020	250,011,919	(259,193,817)	19,120,042
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	13,167,540	66,740,178	(79,907,718)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $47,287,639, which represents 2.0% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of March 31, 2023.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $0, which represents 0.0% of net assets.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Class A private equity common shares	10/5/17	$9,254,547	$0	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

10	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$-	$98,108,051	$-
Banks	35,864,567	143,120,711	-
Beverages	43,730,817	29,907,042	-
Diversified Telecommunication Services	-	53,627,949	-
Electronic Equipment, Instruments & Components	-	53,127,098	-
Hotels, Restaurants & Leisure	37,355,074	55,768,375	-
Insurance	17,078,976	113,603,289	-
Multiline Retail	-	39,802,261	-
Personal Products	-	49,190,967	-
Pharmaceuticals	112,156,312	112,322,570	-
Semiconductor & Semiconductor Equipment	12,147,700	132,504,889	-
Textiles, Apparel & Luxury Goods	40,469,621	87,796,792	-
Trading Companies & Distributors	-	54,166,716	-
All Other	1,003,885,025	-	-
Private Placements	-	-	0
Investment Companies	-	19,120,042	-
Total Assets	$1,302,688,092	$1,042,166,752	$0

Janus Investment Fund	11

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,759,936,625)	$2,325,734,802
Affiliated investments, at value (cost $19,118,504)	19,120,042
Trustees' deferred compensation	58,127
Receivables:
Dividends	5,928,649
Fund shares sold	2,345,052
Foreign tax reclaims	509,887
Dividends from affiliates	101,288
Other assets	180,271
Total Assets	2,353,978,118
Liabilities:
Due to custodian	1,714
Foreign cash due to custodian	115,209
Payables:	—
Fund shares repurchased	2,532,257
Advisory fees	1,324,102
Transfer agent fees and expenses	375,900
Trustees' deferred compensation fees	58,127
Professional fees	39,279
Custodian fees	15,732
Trustees' fees and expenses	14,678
Affiliated fund administration fees payable	5,174
12b-1 Distribution and shareholder servicing fees	2,424
Accrued expenses and other payables	203,757
Total Liabilities	4,688,353
Net Assets	$2,349,289,765

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,703,259,588
Total distributable earnings (loss)	646,030,177
Total Net Assets	$2,349,289,765
Net Assets - Class A Shares	$6,804,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	408,257
Net Asset Value Per Share(1)	$16.67
Maximum Offering Price Per Share(2)	$17.69
Net Assets - Class C Shares	$881,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,949
Net Asset Value Per Share(1)	$15.75
Net Assets - Class D Shares	$1,722,374,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,152,044
Net Asset Value Per Share	$16.54
Net Assets - Class I Shares	$49,149,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,962,403
Net Asset Value Per Share	$16.59
Net Assets - Class N Shares	$35,580,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,149,839
Net Asset Value Per Share	$16.55
Net Assets - Class R Shares	$154,202
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,425
Net Asset Value Per Share	$16.36
Net Assets - Class S Shares	$188,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,274
Net Asset Value Per Share	$16.69
Net Assets - Class T Shares	$534,157,219
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,218,504
Net Asset Value Per Share	$16.58

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$20,688,648
Dividends from affiliates	771,875
Affiliated securities lending income, net	13,126
Unaffiliated securities lending income, net	3,364
Other income	2,550
Foreign tax withheld	(376,365)
Total Investment Income	21,103,198
Expenses:
Advisory fees	7,185,093
12b-1 Distribution and shareholder servicing fees:
Class A Shares	8,203
Class C Shares	5,516
Class R Shares	346
Class S Shares	218
Transfer agent administrative fees and expenses:
Class D Shares	977,126
Class R Shares	175
Class S Shares	217
Class T Shares	640,069
Transfer agent networking and omnibus fees:
Class A Shares	2,094
Class C Shares	338
Class I Shares	21,149
Other transfer agent fees and expenses:
Class A Shares	260
Class C Shares	35
Class D Shares	183,182
Class I Shares	1,119
Class N Shares	717
Class R Shares	11
Class S Shares	5
Class T Shares	3,285
Shareholder reports expense	160,681
Professional fees	107,045
Registration fees	82,257
Custodian fees	65,114
Trustees’ fees and expenses	33,141
Affiliated fund administration fees	28,067
Other expenses	102,583
Total Expenses	9,608,046
Less: Excess Expense Reimbursement and Waivers	(45,684)
Net Expenses	9,562,362
Net Investment Income/(Loss)	11,540,836

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$77,051,319
Investments in affiliates	5,211
Total Net Realized Gain/(Loss) on Investments	77,056,530
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	316,064,921
Investments in affiliates	(1,291)
Total Change in Unrealized Net Appreciation/Depreciation	316,063,630
Net Increase/(Decrease) in Net Assets Resulting from Operations	$404,660,996

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$11,540,836	$24,554,338
Net realized gain/(loss) on investments	77,056,530	47,140,551
Change in unrealized net appreciation/depreciation	316,063,630	(513,007,900)
Net Increase/(Decrease) in Net Assets Resulting from Operations	404,660,996	(441,313,011)
Dividends and Distributions to Shareholders:
Class A Shares	(163,306)	(826,160)
Class C Shares	(26,138)	(68,065)
Class D Shares	(45,052,612)	(220,714,191)
Class I Shares	(1,110,286)	(2,697,365)
Class N Shares	(953,930)	(3,114,836)
Class R Shares	(2,679)	(16,669)
Class S Shares	(4,436)	(15,445)
Class T Shares	(13,349,721)	(68,619,381)
Net Decrease from Dividends and Distributions to Shareholders	(60,663,108)	(296,072,112)
Capital Share Transactions:
Class A Shares	216,153	637,559
Class C Shares	162,742	170,165
Class D Shares	7,763,306	131,997,273
Class I Shares	20,681,658	9,202,478
Class N Shares	10,170,260	2,920,908
Class R Shares	11,971	41,900
Class S Shares	81,575	(23,685)
Class T Shares	4,386,298	34,360,785
Net Increase/(Decrease) from Capital Share Transactions	43,473,963	179,307,383
Net Increase/(Decrease) in Net Assets	387,471,851	(558,077,740)
Net Assets:
Beginning of period	1,961,817,914	2,519,895,654
End of period	$2,349,289,765	$1,961,817,914

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.17	$19.70	$15.56	$15.01	$17.64	$16.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.14	0.10	0.10	0.14	0.09
Net realized and unrealized gain/(loss)	2.83	(3.38)	4.91	1.10	(0.58)	1.52
Total from Investment Operations	2.90	(3.24)	5.01	1.20	(0.44)	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.10)	(0.12)	(0.13)	(0.06)	(0.13)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.40)	(2.29)	(0.87)	(0.65)	(2.19)	(0.13)
Net Asset Value, End of Period	$16.67	$14.17	$19.70	$15.56	$15.01	$17.64
Total Return*	20.63%	(18.45)%	32.96%	7.96%	(0.72)%	9.99%
Net Assets, End of Period (in thousands)	$6,804	$5,582	$7,039	$5,788	$5,380	$4,666
Average Net Assets for the Period (in thousands)	$6,568	$6,759	$6,717	$5,354	$4,885	$4,885
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.04%	1.03%	1.06%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.03%	1.06%	1.08%	1.03%
Ratio of Net Investment Income/(Loss)	0.83%	0.83%	0.56%	0.70%	0.97%	0.54%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.42	$18.82	$14.92	$14.42	$17.10	$15.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	—(2)	(0.06)	(0.04)	—(2)	(0.05)
Net realized and unrealized gain/(loss)	2.68	(3.21)	4.71	1.06	(0.55)	1.49
Total from Investment Operations	2.67	(3.21)	4.65	1.02	(0.55)	1.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—	(0.03)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.34)	(2.19)	(0.75)	(0.52)	(2.13)	(0.03)
Net Asset Value, End of Period	$15.75	$13.42	$18.82	$14.92	$14.42	$17.10
Total Return*	20.00%	(19.14)%	31.84%	7.00%	(1.55)%	9.15%
Net Assets, End of Period (in thousands)	$881	$564	$586	$676	$1,197	$2,229
Average Net Assets for the Period (in thousands)	$1,023	$609	$650	$1,005	$1,534	$2,591
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.13%	2.16%	2.14%	2.01%	1.94%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.01%	1.87%	1.88%	1.91%	1.94%	1.84%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.02%	(0.33)%	(0.26)%	(0.01)%	(0.27)%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.09	$19.60	$15.47	$14.93	$17.55	$16.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.18	0.14	0.13	0.17	0.13
Net realized and unrealized gain/(loss)	2.81	(3.36)	4.88	1.10	(0.57)	1.51
Total from Investment Operations	2.89	(3.18)	5.02	1.23	(0.40)	1.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.14)	(0.17)	(0.09)	(0.15)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.44)	(2.33)	(0.89)	(0.69)	(2.22)	(0.15)
Net Asset Value, End of Period	$16.54	$14.09	$19.60	$15.47	$14.93	$17.55
Total Return*	20.70%	(18.25)%	33.28%	8.18%	(0.51)%	10.22%
Net Assets, End of Period (in thousands)	$1,722,374	$1,459,358	$1,876,374	$1,494,051	$1,493,415	$1,615,089
Average Net Assets for the Period (in thousands)	$1,658,281	$1,787,127	$1,803,402	$1,455,934	$1,479,323	$1,629,405
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.82%	0.82%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.82%	0.82%	0.84%	0.85%	0.84%
Ratio of Net Investment Income/(Loss)	1.04%	1.04%	0.77%	0.91%	1.15%	0.75%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.15	$19.68	$15.53	$14.99	$17.61	$16.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.19	0.16	0.14	0.19	0.15
Net realized and unrealized gain/(loss)	2.81	(3.38)	4.89	1.10	(0.58)	1.49
Total from Investment Operations	2.90	(3.19)	5.05	1.24	(0.39)	1.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.15)	(0.18)	(0.10)	(0.15)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.46)	(2.34)	(0.90)	(0.70)	(2.23)	(0.15)
Net Asset Value, End of Period	$16.59	$14.15	$19.68	$15.53	$14.99	$17.61
Total Return*	20.69%	(18.23)%	33.31%	8.25%	(0.39)%	10.22%
Net Assets, End of Period (in thousands)	$49,149	$24,004	$22,347	$14,853	$17,024	$17,043
Average Net Assets for the Period (in thousands)	$38,191	$22,980	$19,681	$16,194	$16,875	$15,444
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.77%	0.77%	0.78%	0.80%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.77%	0.77%	0.78%	0.80%	0.77%
Ratio of Net Investment Income/(Loss)	1.17%	1.12%	0.83%	0.91%	1.27%	0.86%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.11	$19.64	$15.50	$14.96	$17.58	$16.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.20	0.17	0.14	0.19	0.16
Net realized and unrealized gain/(loss)	2.81	(3.37)	4.88	1.12	(0.56)	1.50
Total from Investment Operations	2.91	(3.17)	5.05	1.26	(0.37)	1.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.16)	(0.20)	(0.12)	(0.17)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.47)	(2.36)	(0.91)	(0.72)	(2.25)	(0.17)
Net Asset Value, End of Period	$16.55	$14.11	$19.64	$15.50	$14.96	$17.58
Total Return*	20.83%	(18.21)%	33.41%	8.38%	(0.28)%	10.34%
Net Assets, End of Period (in thousands)	$35,581	$21,395	$26,130	$24,271	$37,810	$33,278
Average Net Assets for the Period (in thousands)	$30,677	$25,204	$27,543	$29,294	$31,647	$33,126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.69%	0.68%	0.68%	0.69%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.68%	0.68%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	1.22%	1.18%	0.90%	0.97%	1.32%	0.92%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.88	$19.36	$15.29	$14.76	$17.39	$15.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.05	—(2)	0.01	0.05	—(2)
Net realized and unrealized gain/(loss)	2.77	(3.31)	4.82	1.08	(0.55)	1.49
Total from Investment Operations	2.79	(3.26)	4.82	1.09	(0.50)	1.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.03)	—	(0.04)	—	(0.09)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.31)	(2.22)	(0.75)	(0.56)	(2.13)	(0.09)
Net Asset Value, End of Period	$16.36	$13.88	$19.36	$15.29	$14.76	$17.39
Total Return*	20.21%	(18.89)%	32.19%	7.29%	(1.21)%	9.32%
Net Assets, End of Period (in thousands)	$154	$120	$123	$107	$188	$230
Average Net Assets for the Period (in thousands)	$140	$135	$118	$170	$198	$459
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.58%	3.67%	3.94%	3.20%	2.95%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.62%	1.60%	1.63%	1.63%	1.56%
Ratio of Net Investment Income/(Loss)	0.30%	0.27%	(0.02)%	0.05%	0.37%	0.01%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.21	$19.71	$15.57	$15.02	$17.74	$16.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.08	0.03	0.06	0.10	0.04
Net realized and unrealized gain/(loss)	2.83	(3.39)	4.93	1.09	(0.58)	1.53
Total from Investment Operations	2.88	(3.31)	4.96	1.15	(0.48)	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	(0.07)	(0.08)	(0.11)	(0.07)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.40)	(2.19)	(0.82)	(0.60)	(2.24)	(0.07)
Net Asset Value, End of Period	$16.69	$14.21	$19.71	$15.57	$15.02	$17.74
Total Return*	20.40%	(18.75)%	32.57%	7.61%	(0.97)%	9.69%
Net Assets, End of Period (in thousands)	$188	$82	$139	$227	$248	$251
Average Net Assets for the Period (in thousands)	$173	$108	$189	$231	$234	$259
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.93%	3.97%	2.76%	2.48%	2.47%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.37%	1.36%	1.37%	1.36%	1.29%
Ratio of Net Investment Income/(Loss)	0.62%	0.42%	0.16%	0.38%	0.66%	0.25%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Select Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.11	$19.63	$15.50	$14.96	$17.57	$16.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.17	0.13	0.12	0.16	0.12
Net realized and unrealized gain/(loss)	2.81	(3.37)	4.88	1.10	(0.57)	1.51
Total from Investment Operations	2.89	(3.20)	5.01	1.22	(0.41)	1.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.13)	(0.16)	(0.07)	(0.14)
Distributions (from capital gains)	(0.29)	(2.19)	(0.75)	(0.52)	(2.13)	—
Total Dividends and Distributions	(0.42)	(2.32)	(0.88)	(0.68)	(2.20)	(0.14)
Net Asset Value, End of Period	$16.58	$14.11	$19.63	$15.50	$14.96	$17.57
Total Return*	20.68%	(18.36)%	33.15%	8.08%	(0.54)%	10.17%
Net Assets, End of Period (in thousands)	$534,157	$450,713	$587,159	$464,956	$484,175	$533,974
Average Net Assets for the Period (in thousands)	$512,654	$554,055	$561,617	$464,019	$481,731	$539,796
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.92%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	0.97%	0.96%	0.68%	0.83%	1.08%	0.68%
Portfolio Turnover Rate	25%	56%	37%	31%	30%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	25

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

26	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	27

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

28	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits,

Janus Investment Fund	29

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund

30	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.81% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.87%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $314.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

32	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	80	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,782,052,953	$636,220,337	$(73,418,446)	$ 562,801,891

34	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	38,042	$ 605,087	45,159	$ 797,321
Reinvested dividends and distributions	9,502	149,282	43,875	750,710
Shares repurchased	(33,149)	(538,216)	(52,420)	(910,472)
Net Increase/(Decrease)	14,395	$ 216,153	36,614	$ 637,559
Class C Shares:
Shares sold	67,981	$ 994,396	12,911	$ 201,178
Reinvested dividends and distributions	1,755	26,138	4,173	68,065
Shares repurchased	(55,788)	(857,792)	(6,217)	(99,078)
Net Increase/(Decrease)	13,948	$ 162,742	10,867	$ 170,165
Class D Shares:
Shares sold	1,051,647	$16,919,572	1,789,338	$ 30,973,256
Reinvested dividends and distributions	2,806,176	43,720,218	12,616,979	214,236,297
Shares repurchased	(3,303,923)	(52,876,484)	(6,550,382)	(113,212,280)
Net Increase/(Decrease)	553,900	$ 7,763,306	7,855,935	$131,997,273
Class I Shares:
Shares sold	1,666,211	$27,204,603	700,589	$ 11,575,199
Reinvested dividends and distributions	69,568	1,087,351	151,400	2,581,372
Shares repurchased	(470,074)	(7,610,296)	(291,023)	(4,954,093)
Net Increase/(Decrease)	1,265,705	$20,681,658	560,966	$ 9,202,478
Class N Shares:
Shares sold	703,834	$11,319,821	217,485	$ 3,531,454
Reinvested dividends and distributions	61,189	953,930	183,226	3,114,836
Shares repurchased	(130,930)	(2,103,491)	(215,725)	(3,725,382)
Net Increase/(Decrease)	634,093	$10,170,260	184,986	$ 2,920,908
Class R Shares:
Shares sold	652	$ 10,547	1,868	$ 33,827
Reinvested dividends and distributions	171	2,646	977	16,461
Shares repurchased	(79)	(1,222)	(510)	(8,388)
Net Increase/(Decrease)	744	$ 11,971	2,335	$ 41,900
Class S Shares:
Shares sold	5,548	$ 83,151	187	$ 3,213
Reinvested dividends and distributions	282	4,436	897	15,445
Shares repurchased	(358)	(6,012)	(2,324)	(42,343)
Net Increase/(Decrease)	5,472	$ 81,575	(1,240)	$ (23,685)
Class T Shares:
Shares sold	1,443,147	$23,322,781	2,015,918	$ 35,089,015
Reinvested dividends and distributions	836,147	13,060,618	3,930,772	66,901,743
Shares repurchased	(2,001,180)	(31,997,101)	(3,922,873)	(67,629,973)
Net Increase/(Decrease)	278,114	$ 4,386,298	2,023,817	$ 34,360,785

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 550,999,943	$ 555,768,421	$ -	$ -

Janus Investment Fund	35

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	37

Janus Henderson Global Select Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Global Select Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

40	MARCH 31, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	45

Janus Henderson Global Select Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

46	MARCH 31, 2023

Janus Henderson Global Select Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Global Select Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

48	MARCH 31, 2023

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	49

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

50	MARCH 31, 2023

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Select Fund

Notes

NotesPage1

52	MARCH 31, 2023

Janus Henderson Global Select Fund

Notes

NotesPage2

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93046 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Sustainable Equity Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Sustainable Equity Fund

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	2.47%	1.30%	Atlassian Corp - Class A	1.10%	-0.72%
Schneider Electric SE	2.50%	0.56%	Advanced Drainage Systems, Inc	1.04%	-0.71%
Evoqua Water Technologies Corp	2.18%	0.55%	Innergex Renewable Energy Inc	1.49%	-0.55%
Microchip Technology Inc	2.81%	0.52%	Humana Inc	3.01%	-0.55%
ASML Holding NV	1.77%	0.46%	Boralex Inc - Class A	2.08%	-0.54%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.02%	34.53%	20.83%
	Consumer Discretionary	1.09%	6.59%	10.53%
	Industrials	0.57%	17.61%	10.56%
	Health Care	0.41%	7.85%	13.93%
	Consumer Staples	0.21%	0.46%	7.68%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communication Services	-0.76%	4.08%	6.67%
	Utilities	-0.57%	5.63%	3.04%
	Other**	-0.32%	2.52%	0.00%
	Financials	-0.28%	15.22%	14.20%
	Materials	0.11%	1.93%	4.43%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.3%
Xylem Inc/NY
Machinery	3.2%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	3.2%
Humana Inc
Health Care Providers & Services	3.1%
Aon PLC - Class A
Insurance	3.0%
18.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Investment Companies	1.8%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023				Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	20.78%	-6.94%	8.99%	3.31%	1.17%
Class A Shares at MOP	13.87%	-12.29%	6.68%
Class C Shares at NAV	20.82%	-6.80%	9.03%	6.64%	1.89%
Class C Shares at CDSC	19.82%	-7.73%	9.03%
Class D Shares	20.86%	-6.82%	9.06%	1.71%	1.01%
Class I Shares	20.82%	-6.88%	9.14%	1.57%	0.92%
Class N Shares	21.02%	-6.71%	9.24%	1.73%	0.86%
Class R Shares	20.92%	-6.71%	8.98%	8.24%	1.61%
Class S Shares	20.91%	-6.84%	9.03%	6.62%	1.36%
Class T Shares	20.87%	-6.92%	8.98%	2.25%	1.11%
MSCI World Index	18.25%	-7.02%	10.77%
Morningstar Quartile - Class I Shares	-	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	-	121/368	66/338

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

Janus Investment Fund	3

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on January 28, 2021. Performance shown for periods prior to January 28, 2021, reflects the historical performance of the Funds’s Class I Shares, calculated using the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to January 28, 2021, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 25, 2020

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,207.80	$6.33	$1,000.00	$1,019.20	$5.79	1.15%
Class C Shares	$1,000.00	$1,208.20	$6.72	$1,000.00	$1,018.85	$6.14	1.22%
Class D Shares	$1,000.00	$1,208.60	$5.62	$1,000.00	$1,019.85	$5.14	1.02%
Class I Shares	$1,000.00	$1,208.20	$5.62	$1,000.00	$1,019.85	$5.14	1.02%
Class N Shares	$1,000.00	$1,210.20	$4.79	$1,000.00	$1,020.59	$4.38	0.87%
Class R Shares	$1,000.00	$1,209.20	$6.00	$1,000.00	$1,019.50	$5.49	1.09%
Class S Shares	$1,000.00	$1,209.10	$5.73	$1,000.00	$1,019.75	$5.24	1.04%
Class T Shares	$1,000.00	$1,208.70	$6.06	$1,000.00	$1,019.45	$5.54	1.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 98.2%
Auto Components – 1.9%
Aptiv PLC*	4,912	$551,077
Building Products – 0.9%
Advanced Drainage Systems Inc	3,184	268,125
Containers & Packaging – 1.9%
DS Smith PLC	138,915	539,693
Diversified Financial Services – 3.7%
Mastercard Inc	1,850	672,309
Walker & Dunlop Inc	5,362	408,424
		1,080,733
Electric Utilities – 2.2%
SSE PLC	27,920	621,803
Electrical Equipment – 5.6%
Legrand SA	7,827	715,864
Nidec Corp	2,900	150,551
Schneider Electric SE	4,565	763,055
		1,629,470
Electronic Equipment, Instruments & Components – 11.6%
IPG Photonics Corp*	4,238	522,588
Keyence Corp	1,200	588,386
Keysight Technologies Inc*	2,680	432,766
Murata Manufacturing Co Ltd	8,700	531,316
Shimadzu Corp	17,500	549,018
TE Connectivity Ltd	5,426	711,620
		3,335,694
Entertainment – 1.0%
Nintendo Co Ltd	7,600	294,651
Food Products – 0.5%
McCormick & Co Inc/MD	1,557	129,558
Health Care Equipment & Supplies – 1.8%
Nanosonics Ltd*	27,279	93,436
Olympus Corp	24,700	433,832
		527,268
Health Care Providers & Services – 4.8%
Encompass Health Corp	9,232	499,451
Humana Inc	1,810	878,683
		1,378,134
Independent Power and Renewable Electricity Producers – 3.5%
Boralex Inc - Class A	20,997	639,404
Innergex Renewable Energy Inc	34,384	373,534
		1,012,938
Industrial Real Estate Investment Trusts (REITs) – 1.2%
Prologis Inc	2,809	350,479
Insurance – 12.8%
AIA Group Ltd	63,400	666,185
Aon PLC - Class A	2,732	861,372
Intact Financial Corp	5,175	740,730
Marsh & McLennan Cos Inc	3,852	641,551
Progressive Corp/The	5,498	786,544
		3,696,382
Leisure Products – 1.8%
Shimano Inc	3,000	520,494
Life Sciences Tools & Services – 2.4%
ICON PLC*	3,220	687,760
Machinery – 8.1%
Knorr-Bremse AG	8,721	579,693
Wabtec Corp	8,371	845,973
Xylem Inc/NY	8,774	918,638
		2,344,304

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Professional Services – 1.8%
Wolters Kluwer NV	4,215	$531,837
Semiconductor & Semiconductor Equipment – 12.2%
ASML Holding NV	819	559,566
Lam Research Corp	1,000	530,120
Microchip Technology Inc	9,280	777,478
NVIDIA Corp	3,305	918,030
Texas Instruments Inc	3,965	737,530
		3,522,724
Software – 11.1%
Atlassian Corp - Class A*	835	142,927
Autodesk Inc*	2,519	524,355
Cadence Design Systems Inc*	1,726	362,615
Linklogis Inc - Class B (144A)*	120,992	56,158
Microsoft Corp	6,274	1,808,794
Workday Inc - Class A*	1,448	299,070
		3,193,919
Specialized Real Estate Investment Trusts (REITs) – 2.1%
Crown Castle International Corp	2,324	311,044
Equinix Inc	405	292,021
		603,065
Specialty Retail – 1.1%
Home Depot Inc	1,065	314,303
Textiles, Apparel & Luxury Goods – 2.0%
adidas AG	1,412	249,281
NIKE Inc - Class B	2,582	316,657
		565,938
Wireless Telecommunication Services – 2.2%
T-Mobile US Inc*	4,282	620,205
Total Common Stocks (cost $25,638,339)		28,320,554
Investment Companies– 1.8%
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $523,011)	522,925	523,029
Total Investments (total cost $26,161,350) – 100.0%		28,843,583
Cash, Receivables and Other Assets, net of Liabilities – 0%		3,314
Net Assets – 100%		$28,846,897

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,957,336	62.3%
Japan	3,068,248	10.6
Canada	1,753,668	6.1
France	1,478,919	5.1
United Kingdom	1,161,496	4.0
Netherlands	1,091,403	3.8
Germany	828,974	2.9
Ireland	687,760	2.4
Hong Kong	666,185	2.3
Australia	93,436	0.3
China	56,158	0.2

Total	$28,843,583	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$14,416	$94	$(4)	$523,029

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,228,278	4,202,655	(4,907,994)	523,029

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $56,158, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Containers & Packaging	$-	$539,693	$-
Electric Utilities	-	621,803	-
Electrical Equipment	-	1,629,470	-
Electronic Equipment, Instruments & Components	1,666,974	1,668,720	-
Entertainment	-	294,651	-
Health Care Equipment & Supplies	-	527,268	-
Insurance	3,030,197	666,185	-
Leisure Products	-	520,494	-
Machinery	1,764,611	579,693	-
Professional Services	-	531,837	-
Semiconductor & Semiconductor Equipment	2,963,158	559,566	-
Software	3,137,761	56,158	-
Textiles, Apparel & Luxury Goods	316,657	249,281	-
All Other	6,996,377	-	-
Investment Companies	-	523,029	-
Total Assets	$19,875,735	$8,967,848	$-

Janus Investment Fund	9

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $25,638,339)	$28,320,554
Affiliated investments, at value (cost $523,011)	523,029
Cash denominated in foreign currency (cost $10,807)	10,807
Trustees' deferred compensation	712
Receivables:
Fund shares sold	78,738
Dividends	26,542
Due from adviser	24,498
Foreign tax reclaims	4,973
Dividends from affiliates	2,065
Other assets	231
Total Assets	28,992,149
Liabilities:
Payables:	—
Fund shares repurchased	27,994
Professional fees	26,439
Advisory fees	18,876
Transfer agent fees and expenses	4,830
Custodian fees	1,679
Trustees' deferred compensation fees	712
Trustees' fees and expenses	186
12b-1 Distribution and shareholder servicing fees	178
Affiliated fund administration fees payable	63
Accrued expenses and other payables	64,295
Total Liabilities	145,252
Net Assets	$28,846,897

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$28,743,721
Total distributable earnings (loss)	103,176
Total Net Assets	$28,846,897
Net Assets - Class A Shares	$317,816
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,420
Net Asset Value Per Share(1)	$12.50
Maximum Offering Price Per Share(2)	$13.26
Net Assets - Class C Shares	$104,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,372
Net Asset Value Per Share(1)	$12.49
Net Assets - Class D Shares	$23,680,147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,888,424
Net Asset Value Per Share	$12.54
Net Assets - Class I Shares	$2,407,124
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	192,829
Net Asset Value Per Share	$12.48
Net Assets - Class N Shares	$1,537,343
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122,345
Net Asset Value Per Share	$12.57
Net Assets - Class R Shares	$49,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,923
Net Asset Value Per Share	$12.50
Net Assets - Class S Shares	$63,520
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,092
Net Asset Value Per Share	$12.47
Net Assets - Class T Shares	$687,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,860
Net Asset Value Per Share	$12.53

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Sustainable Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$167,409
Dividends from affiliates	14,416
Other income	11
Foreign tax withheld	(5,933)
Total Investment Income	175,903
Expenses:
Advisory fees	103,080
12b-1 Distribution and shareholder servicing fees:
Class A Shares	244
Class C Shares	110
Class R Shares	21
Class S Shares	14
Transfer agent administrative fees and expenses:
Class D Shares	13,084
Class R Shares	57
Class S Shares	74
Class T Shares	771
Transfer agent networking and omnibus fees:
Class A Shares	105
Class C Shares	8
Class I Shares	2,261
Other transfer agent fees and expenses:
Class A Shares	15
Class C Shares	6
Class D Shares	4,266
Class I Shares	150
Class N Shares	63
Class R Shares	2
Class S Shares	3
Class T Shares	22
Registration fees	53,795
Non-affiliated fund administration fees	36,731
Professional fees	28,376
Custodian fees	4,147
Shareholder reports expense	4,089
Trustees’ fees and expenses	415
Affiliated fund administration fees	343
Other expenses	7,343
Total Expenses	259,595
Less: Excess Expense Reimbursement and Waivers	(120,441)
Net Expenses	139,154
Net Investment Income/(Loss)	36,749

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(784,770)
Investments in affiliates	94
Total Net Realized Gain/(Loss) on Investments	(784,676)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	5,865,943
Investments in affiliates	(4)
Total Change in Unrealized Net Appreciation/Depreciation	5,865,939
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,118,012

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Sustainable Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$36,749	$52,899
Net realized gain/(loss) on investments	(784,676)	(1,658,807)
Change in unrealized net appreciation/depreciation	5,865,939	(8,339,907)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,118,012	(9,945,815)
Dividends and Distributions to Shareholders:
Class A Shares	(572)	(1,797)
Class C Shares	(336)	(778)
Class D Shares	(50,792)	(270,032)
Class I Shares	(14,523)	(131,214)
Class N Shares	(5,818)	(16,196)
Class R Shares	(266)	(510)
Class S Shares	(315)	(721)
Class T Shares	(705)	(6,829)
Net Decrease from Dividends and Distributions to Shareholders	(73,327)	(428,077)
Capital Share Transactions:
Class A Shares	93,531	68,834
Class C Shares	30,282	5,715
Class D Shares	(1,073,170)	4,293,945
Class I Shares	(2,092,211)	(5,268,172)
Class N Shares	28,005	222,331
Class R Shares	381	510
Class S Shares	315	721
Class T Shares	35,031	27,879
Net Increase/(Decrease) from Capital Share Transactions	(2,977,836)	(648,237)
Net Increase/(Decrease) in Net Assets	2,066,849	(11,022,129)
Net Assets:
Beginning of period	26,780,048	37,802,177
End of period	$28,846,897	$26,780,048

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.37	$14.16	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.02	0.02	0.01
Net realized and unrealized gain/(loss)	2.14	(3.67)	3.00	1.17
Total from Investment Operations	2.15	(3.65)	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	(0.03)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.02)	(0.14)	(0.04)	—
Net Asset Value, End of Period	$12.50	$10.37	$14.16	$11.18
Total Return*	20.78%	(26.05)%	27.05%	11.80%
Net Assets, End of Period (in thousands)	$318	$182	$181	$67
Average Net Assets for the Period (in thousands)	$258	$208	$123	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.08%	3.18%	4.43%	15.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.05%	1.06%	1.13%
Ratio of Net Investment Income/(Loss)	0.18%	0.15%	0.12%	0.27%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.39	$14.13	$11.16	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.07	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	2.15	(3.68)	3.01	1.17
Total from Investment Operations	2.16	(3.61)	3.00	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—(3)	(0.02)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.06)	(0.13)	(0.03)	—
Net Asset Value, End of Period	$12.49	$10.39	$14.13	$11.16
Total Return*	20.82%	(25.79)%	26.91%	11.60%
Net Assets, End of Period (in thousands)	$105	$61	$77	$56
Average Net Assets for the Period (in thousands)	$70	$74	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.28%	5.34%	6.64%	17.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	0.59%	1.19%	1.87%
Ratio of Net Investment Income/(Loss)	0.11%	0.57%	(0.04)%	(0.46)%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.40	$14.20	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.02	0.02	0.01
Net realized and unrealized gain/(loss)	2.15	(3.68)	3.01	1.17
Total from Investment Operations	2.17	(3.66)	3.03	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	—	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.03)	(0.14)	(0.01)	—
Net Asset Value, End of Period	$12.54	$10.40	$14.20	$11.18
Total Return*	20.86%	(26.02)%	27.15%	11.80%
Net Assets, End of Period (in thousands)	$23,680	$20,664	$23,921	$5,226
Average Net Assets for the Period (in thousands)	$22,212	$24,549	$16,804	$2,485
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.71%	1.97%	10.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.00%	1.00%	0.98%
Ratio of Net Investment Income/(Loss)	0.27%	0.16%	0.18%	0.50%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.39	$14.19	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.02	0.04	0.02
Net realized and unrealized gain/(loss)	2.15	(3.66)	3.00	1.17
Total from Investment Operations	2.16	(3.64)	3.04	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.03)	(0.03)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.07)	(0.16)	(0.04)	—
Net Asset Value, End of Period	$12.48	$10.39	$14.19	$11.19
Total Return*	20.82%	(25.97)%	27.25%	11.90%
Net Assets, End of Period (in thousands)	$2,407	$3,991	$11,353	$5,317
Average Net Assets for the Period (in thousands)	$2,874	$7,265	$7,780	$5,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	1.57%	1.86%	10.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.92%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	0.21%	0.11%	0.29%	0.55%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.43	$14.23	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.04	0.05	0.02
Net realized and unrealized gain/(loss)	2.17	(3.69)	3.00	1.17
Total from Investment Operations	2.19	(3.65)	3.05	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.02)	—	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.05)	(0.15)	(0.01)	—
Net Asset Value, End of Period	$12.57	$10.43	$14.23	$11.19
Total Return*	21.02%	(25.93)%	27.30%	11.90%
Net Assets, End of Period (in thousands)	$1,537	$1,250	$1,449	$192
Average Net Assets for the Period (in thousands)	$1,413	$1,432	$831	$83
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.73%	2.14%	14.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.42%	0.31%	0.33%	0.73%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021(1)
Net Asset Value, Beginning of Period	$10.40	$14.13	$13.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.08	(0.03)
Net realized and unrealized gain/(loss)	2.16	(3.68)	1.08
Total from Investment Operations	2.17	(3.60)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	—
Distributions (from capital gains)	—	(0.13)	—
Total Dividends and Distributions	(0.07)	(0.13)	—
Net Asset Value, End of Period	$12.50	$10.40	$14.13
Total Return*	20.92%	(25.72)%	8.03%
Net Assets, End of Period (in thousands)	$49	$40	$54
Average Net Assets for the Period (in thousands)	$45	$51	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.57%	7.35%	7.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	0.57%	1.46%
Ratio of Net Investment Income/(Loss)	0.20%	0.59%	(0.27)%
Portfolio Turnover Rate	15%	33%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 28, 2021 (inception date) through September 30, 2021.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020(1)
Net Asset Value, Beginning of Period	$10.37	$14.15	$11.17	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.04	—(3)	—(3)
Net realized and unrealized gain/(loss)	2.15	(3.68)	3.01	1.17
Total from Investment Operations	2.16	(3.64)	3.01	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.01)	(0.02)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.06)	(0.14)	(0.03)	—
Net Asset Value, End of Period	$12.47	$10.37	$14.15	$11.17
Total Return*	20.91%	(25.98)%	27.05%	11.70%
Net Assets, End of Period (in thousands)	$64	$53	$71	$56
Average Net Assets for the Period (in thousands)	$59	$66	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.01%	6.24%	6.65%	16.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	0.83%	1.11%	1.37%
Ratio of Net Investment Income/(Loss)	0.24%	0.32%	0.03%	0.04%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year or period ended September 30	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.38	$14.18	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss)	2.16	(3.68)	3.01	1.17
Total from Investment Operations	2.17	(3.67)	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—(2)	(0.01)	—
Distributions (from capital gains)	—	(0.13)	(0.01)	—
Total Dividends and Distributions	(0.02)	(0.13)	(0.02)	—
Net Asset Value, End of Period	$12.53	$10.38	$14.18	$11.18
Total Return*	20.87%	(26.12)%	27.02%	11.80%
Net Assets, End of Period (in thousands)	$687	$540	$697	$99
Average Net Assets for the Period (in thousands)	$617	$633	$387	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.36%	2.25%	2.82%	14.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.09%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	0.19%	0.05%	0.10%	0.33%
Portfolio Turnover Rate	15%	33%	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Sustainable Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	23

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

26	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended March 31, 2023, the Adviser reimbursed the Fund $120,230 of fees and expense that are eligible for recoupment. As of March 31, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $857,075. The recoupment of such reimbursements expires at the latest June 25, 2023.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

28	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $43.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	20%	-	*%
Class C Shares	61	-*
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	4	-*
Class R Shares	100	-*
Class S Shares	100	-*
Class T Shares	10	-*

* Less than 0.50%

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 26,487,849	$ 4,122,692	$ (1,766,958)	$ 2,355,734

30	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,538	$ 100,076	5,969	$ 85,061
Reinvested dividends and distributions	50	572	125	1,797
Shares repurchased	(683)	(7,117)	(1,356)	(18,024)
Net Increase/(Decrease)	7,905	$ 93,531	4,738	$ 68,834
Class C Shares:
Shares sold	2,494	$ 29,946	744	$ 10,463
Reinvested dividends and distributions	30	336	54	778
Shares repurchased	-	-	(371)	(5,526)
Net Increase/(Decrease)	2,524	$ 30,282	427	$ 5,715
Class D Shares:
Shares sold	140,829	$ 1,678,043	561,140	$ 7,587,026
Reinvested dividends and distributions	4,409	50,092	18,393	265,600
Shares repurchased	(244,442)	(2,801,305)	(276,713)	(3,558,681)
Net Increase/(Decrease)	(99,204)	$(1,073,170)	302,820	$ 4,293,945
Class I Shares:
Shares sold	63,561	$ 736,473	212,724	$ 2,770,878
Reinvested dividends and distributions	1,284	14,523	9,099	131,214
Shares repurchased	(256,198)	(2,843,207)	(637,758)	(8,170,264)
Net Increase/(Decrease)	(191,353)	$(2,092,211)	(415,935)	$(5,268,172)
Class N Shares:
Shares sold	9,454	$ 111,025	27,058	$ 350,626
Reinvested dividends and distributions	511	5,818	1,119	16,196
Shares repurchased	(7,479)	(88,838)	(10,132)	(144,491)
Net Increase/(Decrease)	2,486	$ 28,005	18,045	$ 222,331
Class R Shares:
Shares sold	10	$ 115	-	$ -
Reinvested dividends and distributions	23	266	35	510
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	33	$ 381	35	$ 510
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	27	315	51	721
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	27	$ 315	51	$ 721
Class T Shares:
Shares sold	26,618	$ 313,701	11,608	$ 142,737
Reinvested dividends and distributions	62	705	473	6,829
Shares repurchased	(23,835)	(279,375)	(9,202)	(121,687)
Net Increase/(Decrease)	2,845	$ 35,031	2,879	$ 27,879

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 4,008,279	$ 6,425,712	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	33

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

34	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	35

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	37

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	39

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	41

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

42	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson Global Sustainable Equity Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

44	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	45

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

46	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Global Sustainable Equity Fund

Notes

NotesPage1

48	MARCH 31, 2023

Janus Henderson Global Sustainable Equity Fund

Notes

NotesPage2

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93086 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Global Technology and Innovation Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology and Innovation Fund

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	7.37%	1.61%	Amazon.com Inc	2.49%	-1.62%
Apple Inc	4.77%	1.36%	Atlassian Corp - Class A	2.98%	-1.57%
Meta Platforms Inc - Class A	1.29%	1.24%	CoStar Group Inc	3.54%	-1.06%
Advanced Micro Devices Inc	2.78%	0.57%	NVIDIA Corp	2.66%	-0.69%
Axon Enterprise Inc	1.02%	0.57%	Salesforce.com Inc	0.45%	-0.65%

	3 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.41%	82.67%	100.00%
	Communication Services	0.17%	5.48%	0.00%
	Real Estate	0.00%	0.17%	0.00%

	4 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.17%	4.08%	0.00%
	Industrials	-0.65%	4.95%	0.00%
	Other**	-0.41%	2.10%	0.00%
	Financials	-0.06%	0.55%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	12.2%
Apple Inc
Technology Hardware, Storage & Peripherals	6.5%
ASML Holding NV
Semiconductor & Semiconductor Equipment	6.4%
Workday Inc - Class A
Software	4.5%
Mastercard Inc
Diversified Financial Services	4.4%
34.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	1.2%
Investments Purchased with Cash Collateral from Securities Lending	1.1%
Private Placements	0.9%
Warrants	0.0%
Other	(1.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	26.73%	-10.55%	12.82%	16.63%	9.71%	0.99%
Class A Shares at MOP	19.43%	-15.70%	11.49%	15.94%	9.44%
Class C Shares at NAV	26.36%	-11.10%	12.07%	15.85%	8.94%	1.75%
Class C Shares at CDSC	25.36%	-11.99%	12.07%	15.85%	8.94%
Class D Shares	26.84%	-10.39%	13.03%	16.86%	9.89%	0.80%
Class I Shares	26.86%	-10.35%	13.09%	16.94%	9.94%	0.76%
Class N Shares	26.93%	-10.27%	13.18%	16.93%	9.91%	0.67%
Class S Shares	26.61%	-10.72%	12.60%	16.45%	9.55%	1.18%
Class T Shares	26.80%	-10.47%	12.92%	16.76%	9.85%	0.91%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	7.09%
MSCI All Country World Information Technology Index	27.38%	-7.49%	15.60%	17.19%	7.52%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	94/275	75/202	69/179	35/95

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	3

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,267.30	$5.71	$1,000.00	$1,019.90	$5.09	1.01%
Class C Shares	$1,000.00	$1,263.60	$9.14	$1,000.00	$1,016.85	$8.15	1.62%
Class D Shares	$1,000.00	$1,268.40	$4.64	$1,000.00	$1,020.84	$4.13	0.82%
Class I Shares	$1,000.00	$1,268.60	$4.41	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,269.30	$3.85	$1,000.00	$1,021.54	$3.43	0.68%
Class S Shares	$1,000.00	$1,266.10	$6.72	$1,000.00	$1,019.00	$5.99	1.19%
Class T Shares	$1,000.00	$1,268.00	$5.15	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Aerospace & Defense – 0.6%
Axon Enterprise Inc*	123,129	$27,685,556
Automobiles – 0.3%
Tesla Inc*	73,431	15,233,995
Diversified Financial Services – 6.1%
Adyen NV (144A)*	17,360	27,523,737
Marqeta Inc - Class A*	1,293,225	5,910,038
Mastercard Inc	558,576	202,992,104
Visa Inc	193,129	43,542,864
		279,968,743
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	458,312	37,453,257
E Ink Holdings Inc	919,000	5,629,176
		43,082,433
Information Technology Services – 1.4%
MongoDB Inc*	45,058	10,503,921
Okta Inc*	175,146	15,104,591
Snowflake Inc - Class A*	254,941	39,334,847
		64,943,359
Interactive Media & Services – 4.4%
Alphabet Inc - Class C*	964,189	100,275,656
Meta Platforms Inc - Class A*	471,577	99,946,029
		200,221,685
Multiline Retail – 2.2%
Amazon.com Inc*	446,392	46,107,830
MercadoLibre Inc*	42,448	55,949,011
		102,056,841
Professional Services – 2.9%
CoStar Group Inc*	1,899,122	130,754,550
Road & Rail – 0.1%
Grab Holdings Ltd - Class A*	1,733,716	5,218,485
Semiconductor & Semiconductor Equipment – 33.1%
Advanced Micro Devices Inc*	1,551,358	152,048,598
Analog Devices Inc	636,819	125,593,443
Applied Materials Inc	558,774	68,634,210
ASML Holding NV	431,570	294,862,083
KLA Corp	328,572	131,156,085
Lam Research Corp	273,553	145,015,916
Marvell Technology Inc	1,723,361	74,621,531
NVIDIA Corp	711,691	197,686,409
NXP Semiconductors NV	214,672	40,030,961
ON Semiconductor Corp*	380,372	31,312,223
Taiwan Semiconductor Manufacturing Co Ltd	7,599,000	134,633,962
Texas Instruments Inc	672,747	125,137,669
		1,520,733,090
Software – 38.0%
Adobe Inc*	156,712	60,392,103
Atlassian Corp - Class A*	773,152	132,340,428
Cadence Design Systems Inc*	437,708	91,958,074
CCC Intelligent Solutions Holdings Inc*	5,672,247	50,880,056
Ceridian HCM Holding Inc*	651,973	47,737,463
Constellation Software Inc/Canada#	65,577	123,307,374
Dynatrace Inc*	802,685	33,953,576
HubSpot Inc*	61,941	26,557,204
Intuit Inc	111,242	49,595,021
Lumine Group Inc*	1,243,107	13,532,231
Microsoft Corp	1,941,687	559,788,362
Nice Ltd (ADR)*	190,077	43,506,725
Olo Inc - Class A*	1,425,695	11,633,671
Pagerduty Inc*	753,431	26,355,016

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Palo Alto Networks Inc*	57,781	$11,541,177
Paylocity Holding Corp*	123,761	24,601,212
Procore Technologies Inc*	495,098	31,007,988
ServiceNow Inc*	148,215	68,878,475
Synopsys Inc*	104,404	40,326,045
Tyler Technologies Inc*	243,620	86,397,397
Workday Inc - Class A*	1,004,996	207,571,874
		1,741,861,472
Specialized Real Estate Investment Trusts (REITs) – 0.2%
Equinix Inc	10,683	7,702,870
Technology Hardware, Storage & Peripherals – 6.5%
Apple Inc	1,818,841	299,926,881
Wireless Telecommunication Services – 1.2%
T-Mobile US Inc*	386,979	56,050,038
Total Common Stocks (cost $2,931,733,619)		4,495,439,998
Private Placements– 0.9%
Professional Services – 0.2%
Apartment List Inc*,¢,§	3,783,673	8,361,917
Software – 0.7%
Magic Leap Inc - Class A private equity common shares*,¢,§	18,847	0
Via Transportation Inc - Preferred shares*,¢,§	546,008	24,847,568
Via Transportation Inc - private equity common shares*,¢,§	78,474	3,571,171
Via Transportation Inc - Series A*,¢,§	50,741	2,309,106
Via Transportation Inc - Series B*,¢,§	9,272	421,947
Via Transportation Inc - Series C*,¢,§	8,331	379,125
Via Transportation Inc - Series D*,¢,§	29,804	1,356,312
Via Transportation Inc - Series E*,¢,§	13,836	629,645
Via Transportation Inc - Series G-1*,¢,§	17,973	817,910
		34,332,784
Total Private Placements (cost $56,880,997)		42,694,701
Warrants– 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26*((cost $986,182)	333,275	183,301
Investment Companies– 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $55,244,939)	55,234,070	55,245,117
Investments Purchased with Cash Collateral from Securities Lending– 1.1%
Investment Companies – 0.9%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	41,734,440	41,734,440
Time Deposits – 0.2%
Royal Bank of Canada, 4.8000%, 4/3/23	$10,433,610	10,433,610
Total Investments Purchased with Cash Collateral from Securities Lending (cost $52,168,050)		52,168,050
Total Investments (total cost $3,097,013,787) – 101.2%		4,645,731,167
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(56,039,555)
Net Assets – 100%		$4,589,691,612

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,941,385,082	84.8%
Netherlands	322,385,820	7.0
Taiwan	140,263,138	3.0
Canada	136,839,605	3.0
Argentina	55,949,011	1.2
Israel	43,506,725	0.9
Singapore	5,401,786	0.1

Total	$4,645,731,167	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$1,582,339	$8,592	$178	$55,245,117
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	5,315∆	-	-	41,734,440
Total Affiliated Investments - 2.1%	$1,587,654	$8,592	$178	$96,979,557

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	189,241,342	446,576,982	(580,581,977)	55,245,117
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	219,182	47,216,893	(5,701,635)	41,734,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2023

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$50,769,311	$—	$(50,769,311)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $27,523,737, which represents 0.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $42,694,701, which represents 0.9% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$13,821,757	$8,361,917	0.2%
Magic Leap Inc - Class A private equity common shares	10/5/17	9,160,263	0	0.0
Via Transportation Inc - Preferred shares	11/4/21	24,847,568	24,847,568	0.5
Via Transportation Inc - private equity common shares	12/2/21	3,392,431	3,571,171	0.1
Via Transportation Inc - Series A	12/2/21	2,193,533	2,309,106	0.1
Via Transportation Inc - Series B	12/2/21	400,829	421,947	0.0
Via Transportation Inc - Series C	12/2/21	360,149	379,125	0.0
Via Transportation Inc - Series D	12/2/21	1,288,427	1,356,312	0.0
Via Transportation Inc - Series E	12/2/21	598,130	629,645	0.0
Via Transportation Inc - Series G-1	2/2/23	817,910	817,910	0.0
Total		$56,880,997	$42,694,701	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

10	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Financial Services	$252,445,006	$27,523,737	$-
Electronic Equipment, Instruments & Components	37,453,257	5,629,176	-
Semiconductor & Semiconductor Equipment	1,091,237,045	429,496,045	-
All Other	2,651,655,732	-	-
Private Placements	-	-	42,694,701
Warrants	-	183,301	-
Investment Companies	-	55,245,117	-
Investments Purchased with Cash Collateral from Securities Lending	-	52,168,050	-
Total Assets	$4,032,791,040	$570,245,426	$42,694,701

Janus Investment Fund	11

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Assets:
Unaffiliated investments, at value (cost $3,000,034,408)(1)	$4,548,751,610
Affiliated investments, at value (cost $96,979,379)	96,979,557
Trustees' deferred compensation	113,589
Receivables:
Fund shares sold	1,853,017
Dividends	1,292,884
Dividends from affiliates	296,577
Foreign tax reclaims	4,834
Other assets	48,341
Total Assets	4,649,340,409
Liabilities:
Due to custodian	10
Collateral for securities loaned (Note 2)	52,168,050
Payables:	—
Fund shares repurchased	3,427,427
Advisory fees	2,501,051
Transfer agent fees and expenses	651,651
Investments purchased	314,933
Trustees' deferred compensation fees	113,589
12b-1 Distribution and shareholder servicing fees	96,140
Professional fees	30,417
Trustees' fees and expenses	27,394
Custodian fees	21,864
Affiliated fund administration fees payable	9,770
Accrued expenses and other payables	286,501
Total Liabilities	59,648,797
Net Assets	$4,589,691,612

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,162,268,484
Total distributable earnings (loss)	1,427,423,128
Total Net Assets	$4,589,691,612
Net Assets - Class A Shares	$204,808,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,118,765
Net Asset Value Per Share(2)	$40.01
Maximum Offering Price Per Share(3)	$42.45
Net Assets - Class C Shares	$55,465,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,640,993
Net Asset Value Per Share(2)	$33.80
Net Assets - Class D Shares	$2,207,178,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,004,037
Net Asset Value Per Share	$41.64
Net Assets - Class I Shares	$733,389,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,385,721
Net Asset Value Per Share	$42.18
Net Assets - Class N Shares	$146,127,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,507,313
Net Asset Value Per Share	$41.66
Net Assets - Class S Shares	$22,467,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	580,067
Net Asset Value Per Share	$38.73
Net Assets - Class T Shares	$1,220,254,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,677,666
Net Asset Value Per Share	$41.12

(1) Includes $50,769,311 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Technology and Innovation Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$12,786,682
Non-cash dividends	2,054,084
Dividends from affiliates	1,582,339
Affiliated securities lending income, net	5,315
Unaffiliated securities lending income, net	1,368
Other income	64,729
Foreign tax withheld	(547,855)
Total Investment Income	15,946,662
Expenses:
Advisory fees	13,099,267
12b-1 Distribution and shareholder servicing fees:
Class A Shares	231,842
Class C Shares	214,613
Class S Shares	24,258
Transfer agent administrative fees and expenses:
Class D Shares	1,144,278
Class S Shares	24,316
Class T Shares	1,368,172
Transfer agent networking and omnibus fees:
Class A Shares	71,576
Class C Shares	24,361
Class I Shares	320,530
Other transfer agent fees and expenses:
Class A Shares	6,771
Class C Shares	1,256
Class D Shares	136,883
Class I Shares	20,206
Class N Shares	3,168
Class S Shares	119
Class T Shares	5,872
Shareholder reports expense	159,288
Registration fees	90,061
Trustees’ fees and expenses	60,005
Affiliated fund administration fees	51,170
Professional fees	50,538
Custodian fees	41,855
Other expenses	378,973
Total Expenses	17,529,378
Less: Excess Expense Reimbursement and Waivers	(72,808)
Net Expenses	17,456,570
Net Investment Income/(Loss)	(1,509,908)

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(69,707,975)
Investments in affiliates	8,592
Total Net Realized Gain/(Loss) on Investments	(69,699,383)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,059,985,896
Investments in affiliates	178
Total Change in Unrealized Net Appreciation/Depreciation	1,059,986,074
Net Increase/(Decrease) in Net Assets Resulting from Operations	$988,776,783

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Technology and Innovation Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(1,509,908)	$(18,974,805)
Net realized gain/(loss) on investments	(69,699,383)	47,068,517
Change in unrealized net appreciation/depreciation	1,059,986,074	(2,452,270,459)
Net Increase/(Decrease) in Net Assets Resulting from Operations	988,776,783	(2,424,176,747)
Dividends and Distributions to Shareholders:
Class A Shares	—	(46,604,439)
Class C Shares	—	(16,566,428)
Class D Shares	—	(431,253,501)
Class I Shares	—	(166,649,528)
Class N Shares	—	(25,779,168)
Class S Shares	—	(5,259,139)
Class T Shares	—	(278,237,921)
Net Decrease from Dividends and Distributions to Shareholders	—	(970,350,124)
Capital Share Transactions:
Class A Shares	(22,075,512)	23,568,044
Class C Shares	(7,162,217)	384,649
Class D Shares	(57,545,307)	276,314,024
Class I Shares	(74,259,541)	31,451,226
Class N Shares	(263,363)	34,697,306
Class S Shares	(194,709)	8,846,141
Class T Shares	(88,477,484)	39,626,244
Net Increase/(Decrease) from Capital Share Transactions	(249,978,133)	414,887,634
Net Increase/(Decrease) in Net Assets	738,798,650	(2,979,639,237)
Net Assets:
Beginning of period	3,850,892,962	6,830,532,199
End of period	$4,589,691,612	$3,850,892,962

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.58	$59.21	$50.45	$36.72	$36.33	$29.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.22)	(0.27)	(0.11)	(0.05)	(0.05)
Net realized and unrealized gain/(loss)	8.47	(18.76)	13.83	17.17	2.33	8.45
Total from Investment Operations	8.43	(18.98)	13.56	17.06	2.28	8.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—(2)	—(2)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Net Asset Value, End of Period	$40.01	$31.58	$59.21	$50.45	$36.72	$36.33
Total Return*	26.69%	(37.50)%	28.19%	49.64%	7.70%	29.63%
Net Assets, End of Period (in thousands)	$204,809	$182,141	$319,194	$252,037	$172,237	$136,689
Average Net Assets for the Period (in thousands)	$185,805	$260,997	$299,780	$204,220	$151,979	$125,207
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.99%	0.98%	0.99%	1.01%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.99%	0.98%	0.99%	1.01%	1.00%
Ratio of Net Investment Income/(Loss)	(0.23)%	(0.49)%	(0.47)%	(0.26)%	(0.14)%	(0.16)%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.76	$51.77	$44.91	$33.24	$33.31	$26.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.42)	(0.56)	(0.36)	(0.26)	(0.27)
Net realized and unrealized gain/(loss)	7.16	(15.94)	12.22	15.36	2.08	7.80
Total from Investment Operations	7.04	(16.36)	11.66	15.00	1.82	7.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Net Asset Value, End of Period	$33.80	$26.76	$51.77	$44.91	$33.24	$33.31
Total Return*	26.31%	(37.88)%	27.37%	48.56%	6.97%	28.73%
Net Assets, End of Period (in thousands)	$55,465	$50,614	$101,860	$89,141	$64,636	$89,817
Average Net Assets for the Period (in thousands)	$51,372	$79,418	$98,033	$75,085	$66,888	$79,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.58%	1.64%	1.69%	1.70%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.58%	1.64%	1.69%	1.70%	1.72%
Ratio of Net Investment Income/(Loss)	(0.84)%	(1.09)%	(1.13)%	(0.96)%	(0.85)%	(0.88)%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.83	$61.11	$51.89	$37.62	$37.14	$29.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.14)	(0.16)	(0.03)	0.01	—(2)
Net realized and unrealized gain/(loss)	8.82	(19.49)	14.23	17.63	2.40	8.63
Total from Investment Operations	8.81	(19.63)	14.07	17.60	2.41	8.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	(0.04)	—(2)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.85)	(3.33)	(1.93)	(1.18)
Net Asset Value, End of Period	$41.64	$32.83	$61.11	$51.89	$37.62	$37.14
Total Return*	26.84%	(37.39)%	28.43%	49.90%	7.91%	29.84%
Net Assets, End of Period (in thousands)	$2,207,179	$1,794,752	$3,058,182	$2,426,380	$1,603,112	$1,570,846
Average Net Assets for the Period (in thousands)	$1,941,289	$2,524,660	$2,878,436	$1,911,725	$1,501,953	$1,400,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.80%	0.79%	0.80%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.80%	0.79%	0.80%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.30)%	(0.29)%	(0.08)%	0.03%	0.01%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.25	$61.76	$52.40	$37.94	$37.45	$29.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.12)	(0.14)	(0.01)	0.04	0.04
Net realized and unrealized gain/(loss)	8.93	(19.74)	14.38	17.80	2.41	8.69
Total from Investment Operations	8.93	(19.86)	14.24	17.79	2.45	8.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.08)	—	(0.07)	(0.01)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.88)	(3.33)	(1.96)	(1.19)
Net Asset Value, End of Period	$42.18	$33.25	$61.76	$52.40	$37.94	$37.45
Total Return*	26.86%	(37.36)%	28.48%	49.99%	7.97%	29.97%
Net Assets, End of Period (in thousands)	$733,390	$644,388	$1,189,917	$890,656	$418,834	$353,236
Average Net Assets for the Period (in thousands)	$675,331	$944,382	$1,074,031	$606,085	$356,404	$248,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	0.75%	0.75%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.75%	0.75%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	—(3)	(0.26)%	(0.24)%	(0.02)%	0.11%	0.10%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.83	$61.03	$51.81	$37.52	$37.05	$29.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.08)	(0.09)	0.02	0.07	0.06
Net realized and unrealized gain/(loss)	8.81	(19.47)	14.21	17.60	2.37	8.60
Total from Investment Operations	8.83	(19.55)	14.12	17.62	2.44	8.66
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.10)	—	(0.08)	(0.02)
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.90)	(3.33)	(1.97)	(1.20)
Net Asset Value, End of Period	$41.66	$32.83	$61.03	$51.81	$37.52	$37.05
Total Return*	26.90%	(37.29)%	28.59%	50.10%	8.06%	30.04%
Net Assets, End of Period (in thousands)	$146,127	$115,297	$175,740	$117,541	$41,043	$20,522
Average Net Assets for the Period (in thousands)	$128,875	$155,684	$158,218	$70,265	$28,002	$11,360
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.67%	0.67%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.67%	0.67%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.10%	(0.17)%	(0.16)%	0.06%	0.19%	0.17%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.59	$57.73	$49.38	$36.07	$35.79	$28.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.29)	(0.36)	(0.19)	(0.12)	(0.12)
Net realized and unrealized gain/(loss)	8.21	(18.20)	13.51	16.83	2.29	8.34
Total from Investment Operations	8.14	(18.49)	13.15	16.64	2.17	8.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Net Asset Value, End of Period	$38.73	$30.59	$57.73	$49.38	$36.07	$35.79
Total Return*	26.61%	(37.63)%	27.95%	49.35%	7.49%	29.36%
Net Assets, End of Period (in thousands)	$22,467	$17,985	$27,069	$21,002	$9,084	$6,628
Average Net Assets for the Period (in thousands)	$19,464	$26,676	$25,961	$14,529	$7,654	$6,405
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.17%	1.19%	1.22%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.17%	1.17%	1.18%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	(0.41)%	(0.68)%	(0.66)%	(0.46)%	(0.35)%	(0.36)%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.43	$60.53	$51.47	$37.37	$36.91	$29.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.19)	(0.23)	(0.08)	(0.02)	(0.03)
Net realized and unrealized gain/(loss)	8.71	(19.26)	14.11	17.51	2.39	8.58
Total from Investment Operations	8.69	(19.45)	13.88	17.43	2.37	8.55
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	—	(0.02)	—
Distributions (from capital gains)	—	(8.65)	(4.80)	(3.33)	(1.89)	(1.18)
Total Dividends and Distributions	—	(8.65)	(4.82)	(3.33)	(1.91)	(1.18)
Net Asset Value, End of Period	$41.12	$32.43	$60.53	$51.47	$37.37	$36.91
Total Return*	26.80%	(37.45)%	28.26%	49.77%	7.82%	29.70%
Net Assets, End of Period (in thousands)	$1,220,255	$1,045,715	$1,958,570	$1,601,653	$936,931	$961,794
Average Net Assets for the Period (in thousands)	$1,096,034	$1,554,115	$1,860,359	$1,210,097	$869,267	$812,197
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.90%	0.91%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.41)%	(0.40)%	(0.18)%	(0.06)%	(0.08)%
Portfolio Turnover Rate	22%	47%	43%	37%	36%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology and Innovation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	25

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

26	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

Janus Investment Fund	27

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

28	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $50,769,311. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $52,168,050, resulting in the net amount due to the counterparty of $1,398,739.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $8,263.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $2,120.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees

Janus Investment Fund	31

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $6,549,218 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,104,412,261	$1,685,204,138	$(143,885,232)	$1,541,318,906

32	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	184,632	$ 6,483,361	877,413	$ 39,900,994
Reinvested dividends and distributions	-	-	785,445	39,554,989
Shares repurchased	(834,160)	(28,558,873)	(1,285,642)	(55,887,939)
Net Increase/(Decrease)	(649,528)	$(22,075,512)	377,216	$ 23,568,044
Class C Shares:
Shares sold	75,253	$ 2,240,615	226,192	$ 8,952,475
Reinvested dividends and distributions	-	-	359,888	15,435,591
Shares repurchased	(326,002)	(9,402,832)	(662,056)	(24,003,417)
Net Increase/(Decrease)	(250,749)	$ (7,162,217)	(75,976)	$ 384,649
Class D Shares:
Shares sold	1,235,416	$ 46,047,237	3,599,506	$171,960,826
Reinvested dividends and distributions	-	-	8,016,491	419,182,331
Shares repurchased	(2,897,867)	(103,592,544)	(6,992,723)	(314,829,133)
Net Increase/(Decrease)	(1,662,451)	$(57,545,307)	4,623,274	$276,314,024
Class I Shares:
Shares sold	2,425,244	$ 87,677,840	7,091,813	$326,578,396
Reinvested dividends and distributions	-	-	2,866,657	151,760,832
Shares repurchased	(4,418,746)	(161,937,381)	(9,846,435)	(446,888,002)
Net Increase/(Decrease)	(1,993,502)	$(74,259,541)	112,035	$ 31,451,226
Class N Shares:
Shares sold	784,420	$ 28,134,550	1,255,721	$ 59,650,746
Reinvested dividends and distributions	-	-	493,570	25,779,168
Shares repurchased	(789,440)	(28,397,913)	(1,116,408)	(50,732,608)
Net Increase/(Decrease)	(5,020)	$ (263,363)	632,883	$ 34,697,306
Class S Shares:
Shares sold	103,074	$ 3,519,086	312,563	$ 16,857,268
Reinvested dividends and distributions	-	-	107,615	5,259,139
Shares repurchased	(110,869)	(3,713,795)	(301,224)	(13,270,266)
Net Increase/(Decrease)	(7,795)	$ (194,709)	118,954	$ 8,846,141
Class T Shares:
Shares sold	1,256,569	$ 45,656,236	3,854,873	$184,777,506
Reinvested dividends and distributions	-	-	5,264,764	272,188,274
Shares repurchased	(3,821,366)	(134,133,720)	(9,232,493)	(417,339,536)
Net Increase/(Decrease)	(2,564,797)	$(88,477,484)	(112,856)	$ 39,626,244

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$893,978,214	$995,084,223	$ -	$ -

Janus Investment Fund	33

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	35

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	37

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	39

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	43

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

44	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Global Technology and Innovation Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

46	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	47

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

48	MARCH 31, 2023

Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93047 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Jeremiah Buckley Portfolio manager

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Oracle Corp	1.73%	0.43%	Hasbro Inc	1.00%	-0.45%
KLA Corp	2.97%	0.43%	UnitedHealth Group Inc	3.24%	-0.42%
Comcast Corp - Class A	2.23%	0.25%	Medtronic PLC	1.47%	-0.18%
Microsoft Corp	8.08%	0.23%	Automatic Data Processing Inc	1.21%	-0.16%
Warner Music Group Corp - Class A	0.78%	0.23%	Eli Lilly & Co	2.37%	-0.15%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.32%	11.18%	10.46%
	Financials	1.00%	12.99%	11.62%
	Utilities	0.33%	0.00%	2.99%
	Communication Services	0.28%	3.01%	7.66%
	Health Care	0.28%	16.66%	15.03%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.04%	33.19%	26.45%
	Industrials	-0.30%	13.61%	8.44%
	Energy	-0.27%	2.08%	5.05%
	Materials	-0.06%	0.80%	2.69%
	Consumer Staples	-0.05%	6.28%	6.93%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.1%
Apple Inc
Technology Hardware, Storage & Peripherals	6.6%
Accenture PLC
Information Technology Services	4.1%
JPMorgan Chase & Co
Banks	3.3%
KLA Corp
Semiconductor & Semiconductor Equipment	3.1%
26.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.1%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	16.71%	-4.75%	9.80%	11.45%	10.54%	1.01%
Class A Shares at MOP	10.00%	-10.23%	8.51%	10.79%	10.34%
Class C Shares at NAV	16.34%	-5.36%	9.07%	10.66%	9.79%	1.69%
Class C Shares at CDSC	15.34%	-6.26%	9.07%	10.66%	9.79%
Class D Shares	16.86%	-4.51%	10.06%	11.67%	10.67%	0.75%
Class I Shares	16.90%	-4.46%	10.12%	11.74%	10.70%	0.70%
Class N Shares	16.94%	-4.38%	10.20%	11.71%	10.67%	0.63%
Class R Shares	16.47%	-5.14%	9.34%	10.97%	10.11%	1.41%
Class S Shares	16.63%	-4.86%	9.65%	11.27%	10.37%	1.13%
Class T Shares	16.79%	-4.62%	9.94%	11.56%	10.62%	0.87%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	10.05%
Morningstar Quartile - Class T Shares	-	1st	3rd	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	-	183/1,375	611/1,194	362/1,023	30/317

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,167.10	$5.51	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,163.40	$8.85	$1,000.00	$1,016.75	$8.25	1.64%
Class D Shares	$1,000.00	$1,168.60	$4.11	$1,000.00	$1,021.14	$3.83	0.76%
Class I Shares	$1,000.00	$1,169.00	$3.79	$1,000.00	$1,021.44	$3.53	0.70%
Class N Shares	$1,000.00	$1,169.40	$3.41	$1,000.00	$1,021.79	$3.18	0.63%
Class R Shares	$1,000.00	$1,164.70	$7.66	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$1,166.30	$6.10	$1,000.00	$1,019.30	$5.69	1.13%
Class T Shares	$1,000.00	$1,167.90	$4.59	$1,000.00	$1,020.69	$4.28	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 99.9%
Aerospace & Defense – 2.3%
General Dynamics Corp	518,446	$118,314,562
L3Harris Technologies Inc	161,112	31,616,619
		149,931,181
Air Freight & Logistics – 2.6%
United Parcel Service Inc	865,394	167,877,782
Banks – 3.3%
JPMorgan Chase & Co	1,636,113	213,201,885
Beverages – 1.2%
Brown-Forman Corp	820,365	52,724,859
Constellation Brands Inc - Class A	126,092	28,482,922
		81,207,781
Biotechnology – 3.3%
AbbVie Inc	784,686	125,055,408
Amgen Inc	153,892	37,203,391
Gilead Sciences Inc	594,770	49,348,067
		211,606,866
Building Products – 0.8%
Trane Technologies PLC	296,948	54,632,493
Capital Markets – 5.5%
Charles Schwab Corp	426,118	22,320,061
CME Group Inc	711,449	136,256,712
Goldman Sachs Group Inc	264,729	86,595,503
Morgan Stanley	1,278,728	112,272,318
		357,444,594
Chemicals – 1.0%
Air Products & Chemicals Inc	116,716	33,522,002
Corteva Inc	546,285	32,946,448
		66,468,450
Commercial Services & Supplies – 0.5%
Waste Management Inc	198,318	32,359,548
Communications Equipment – 1.1%
Cisco Systems Inc	1,321,330	69,072,526
Consumer Finance – 2.7%
American Express Co	1,045,745	172,495,638
Diversified Financial Services – 2.7%
Visa Inc	771,977	174,049,934
Electrical Equipment – 0.8%
Rockwell Automation Inc	170,797	50,120,380
Electronic Equipment, Instruments & Components – 1.9%
TE Connectivity Ltd	932,689	122,322,162
Entertainment – 0.7%
Warner Music Group Corp - Class A	1,360,269	45,392,177
Food & Staples Retailing – 1.7%
Costco Wholesale Corp	101,794	50,578,385
Sysco Corp	806,945	62,320,362
		112,898,747
Food Products – 1.7%
Hershey Co	435,143	110,704,731
Health Care Equipment & Supplies – 3.9%
Abbott Laboratories	1,150,249	116,474,214
Medtronic PLC	1,048,105	84,498,225
Stryker Corp	175,694	50,155,366
		251,127,805
Health Care Providers & Services – 3.8%
HCA Healthcare Inc	97,998	25,840,113
Quest Diagnostics Inc	233,543	33,041,664
UnitedHealth Group Inc	392,177	185,338,928
		244,220,705

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure – 5.5%
Marriott International Inc/MD	516,738	$85,799,178
McDonald's Corp	555,812	155,410,593
Starbucks Corp	1,098,038	114,338,697
		355,548,468
Household Durables – 1.1%
Garmin Ltd	701,564	70,801,839
Household Products – 2.0%
Procter & Gamble Co	858,448	127,642,633
Industrial Conglomerates – 1.5%
Honeywell International Inc	516,689	98,749,602
Information Technology Services – 4.1%
Accenture PLC	924,743	264,300,797
Insurance – 0.4%
Travelers Cos Inc	155,556	26,663,854
Leisure Products – 0.5%
Hasbro Inc	642,199	34,479,664
Life Sciences Tools & Services – 0.6%
Danaher Corp	152,859	38,526,582
Machinery – 4.1%
Cummins Inc	80,274	19,175,853
Deere & Co	469,864	193,997,448
Illinois Tool Works Inc	81,723	19,895,464
Parker-Hannifin Corp	100,136	33,656,711
		266,725,476
Media – 2.3%
Comcast Corp - Class A	3,974,377	150,668,632
Oil, Gas & Consumable Fuels – 2.1%
Chevron Corp	644,787	105,203,447
ConocoPhillips	320,354	31,782,320
		136,985,767
Pharmaceuticals – 4.9%
Eli Lilly & Co	395,543	135,837,377
Merck & Co Inc	1,167,582	124,219,049
Zoetis Inc	355,726	59,207,035
		319,263,461
Professional Services – 1.7%
Automatic Data Processing Inc	339,600	75,605,148
Booz Allen Hamilton Holding Corp	371,867	34,468,352
		110,073,500
Semiconductor & Semiconductor Equipment – 5.9%
KLA Corp	504,057	201,204,433
Texas Instruments Inc	987,290	183,645,813
		384,850,246
Software – 11.5%
Intuit Inc	77,110	34,377,951
Microsoft Corp	2,053,735	592,091,801
Oracle Corp	1,296,628	120,482,674
		746,952,426
Specialty Retail – 2.8%
Home Depot Inc	365,821	107,961,094
TJX Cos Inc	970,581	76,054,727
		184,015,821
Technology Hardware, Storage & Peripherals – 6.6%
Apple Inc	2,581,206	425,640,869
Textiles, Apparel & Luxury Goods – 0.8%
NIKE Inc - Class B	416,037	51,022,778
Total Common Stocks (cost $3,408,367,500)		6,480,047,800

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $7,844,427)	7,842,858	$7,844,427
Total Investments (total cost $3,416,211,927) – 100.0%		6,487,892,227
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(2,216,587)
Net Assets – 100%		$6,485,675,640

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$111,998	$1,102	$-	$7,844,427

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	11,984,222	108,761,853	(112,902,750)	7,844,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,480,047,800	$-	$-
Investment Companies	-	7,844,427	-
Total Assets	$6,480,047,800	$7,844,427	$-

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,408,367,500)	$6,480,047,800
Affiliated investments, at value (cost $7,844,427)	7,844,427
Trustees' deferred compensation	160,026
Receivables:
Dividends	3,299,820
Investments sold	2,023,467
Fund shares sold	815,467
Foreign tax reclaims	105,494
Dividends from affiliates	19,361
Other assets	49,864
Total Assets	6,494,365,726
Liabilities:
Due to custodian	6
Payables:	—
Advisory fees	3,413,867
Fund shares repurchased	2,846,878
Transfer agent fees and expenses	970,481
Dividends	747,817
Trustees' deferred compensation fees	160,026
12b-1 Distribution and shareholder servicing fees	62,123
Trustees' fees and expenses	42,150
Professional fees	40,311
Affiliated fund administration fees payable	14,224
Custodian fees	7,141
Accrued expenses and other payables	385,062
Total Liabilities	8,690,086
Net Assets	$6,485,675,640

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,325,297,956
Total distributable earnings (loss)	3,160,377,684
Total Net Assets	$6,485,675,640
Net Assets - Class A Shares	$81,791,202
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,241,169
Net Asset Value Per Share(1)	$65.90
Maximum Offering Price Per Share(2)	$69.92
Net Assets - Class C Shares	$43,228,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	667,663
Net Asset Value Per Share(1)	$64.75
Net Assets - Class D Shares	$4,011,450,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,751,961
Net Asset Value Per Share	$66.03
Net Assets - Class I Shares	$371,833,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,627,902
Net Asset Value Per Share	$66.07
Net Assets - Class N Shares	$70,322,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,066,254
Net Asset Value Per Share	$65.95
Net Assets - Class R Shares	$5,795,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	88,631
Net Asset Value Per Share	$65.39
Net Assets - Class S Shares	$12,804,168
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,370
Net Asset Value Per Share	$65.88
Net Assets - Class T Shares	$1,888,449,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,631,351
Net Asset Value Per Share	$65.96

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$66,428,825
Dividends from affiliates	111,998
Other income	17
Foreign withholding tax income	257,388
Total Investment Income	66,798,228
Expenses:
Advisory fees	18,890,671
12b-1 Distribution and shareholder servicing fees:
Class A Shares	98,461
Class C Shares	207,294
Class R Shares	14,648
Class S Shares	15,769
Transfer agent administrative fees and expenses:
Class D Shares	2,292,949
Class R Shares	7,343
Class S Shares	15,859
Class T Shares	2,302,145
Transfer agent networking and omnibus fees:
Class A Shares	56,495
Class C Shares	14,516
Class I Shares	144,385
Other transfer agent fees and expenses:
Class A Shares	2,798
Class C Shares	1,008
Class D Shares	206,498
Class I Shares	10,525
Class N Shares	1,326
Class R Shares	89
Class S Shares	121
Class T Shares	8,070
Shareholder reports expense	194,494
Registration fees	98,114
Trustees’ fees and expenses	95,269
Affiliated fund administration fees	78,711
Professional fees	58,296
Custodian fees	28,425
Other expenses	204,728
Total Expenses	25,049,007
Less: Excess Expense Reimbursement and Waivers	(146,993)
Net Expenses	24,902,014
Net Investment Income/(Loss)	41,896,214

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments	$95,775,009
Investments in affiliates	1,102
Total Net Realized Gain/(Loss) on Investments	95,776,111
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	819,096,431
Total Change in Unrealized Net Appreciation/Depreciation	819,096,431
Net Increase/(Decrease) in Net Assets Resulting from Operations	$956,768,756

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$41,896,214	$69,392,607
Net realized gain/(loss) on investments	95,776,111	370,337,386
Change in unrealized net appreciation/depreciation	819,096,431	(1,387,712,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	956,768,756	(947,982,814)
Dividends and Distributions to Shareholders:
Class A Shares	(4,444,661)	(5,314,593)
Class C Shares	(2,454,142)	(2,753,238)
Class D Shares	(225,288,444)	(260,184,925)
Class I Shares	(21,266,903)	(26,709,382)
Class N Shares	(3,729,866)	(4,394,143)
Class R Shares	(322,263)	(391,842)
Class S Shares	(725,954)	(1,294,942)
Class T Shares	(106,474,284)	(125,047,566)
Net Decrease from Dividends and Distributions to Shareholders	(364,706,517)	(426,090,631)
Capital Share Transactions:
Class A Shares	2,633,429	(2,581,520)
Class C Shares	(926,311)	(3,207,945)
Class D Shares	116,551,039	87,339,620
Class I Shares	(8,269,048)	(30,154,463)
Class N Shares	17,672,645	(11,386,114)
Class R Shares	(259,730)	(565,996)
Class S Shares	(462,682)	(8,461,564)
Class T Shares	31,819,464	(22,616,596)
Net Increase/(Decrease) from Capital Share Transactions	158,758,806	8,365,422
Net Increase/(Decrease) in Net Assets	750,821,045	(1,365,708,023)
Net Assets:
Beginning of period	5,734,854,595	7,100,562,618
End of period	$6,485,675,640	$5,734,854,595

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.86	$73.95	$59.77	$58.49	$59.20	$51.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.55	0.49	0.80	1.00	0.91
Net realized and unrealized gain/(loss)	9.46	(10.31)	16.06	2.53	2.27	8.49
Total from Investment Operations	9.82	(9.76)	16.55	3.33	3.27	9.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.57)	(0.51)	(0.83)	(1.01)	(0.91)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.78)	(4.33)	(2.37)	(2.05)	(3.98)	(1.86)
Net Asset Value, End of Period	$65.90	$59.86	$73.95	$59.77	$58.49	$59.20
Total Return*	16.71%	(14.38)%	28.28%	5.81%	6.53%	18.48%
Net Assets, End of Period (in thousands)	$81,791	$71,633	$91,735	$80,310	$88,445	$32,284
Average Net Assets for the Period (in thousands)	$78,901	$90,358	$88,624	$80,441	$64,525	$25,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.01%	0.99%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.01%	0.99%	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	1.10%	0.77%	0.71%	1.41%	1.79%	1.63%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.87	$72.81	$58.90	$57.68	$58.46	$51.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.10	0.05	0.43	0.56	0.49
Net realized and unrealized gain/(loss)	9.31	(10.13)	15.82	2.49	2.26	8.39
Total from Investment Operations	9.46	(10.03)	15.87	2.92	2.82	8.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.15)	(0.10)	(0.48)	(0.63)	(0.54)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.58)	(3.91)	(1.96)	(1.70)	(3.60)	(1.49)
Net Asset Value, End of Period	$64.75	$58.87	$72.81	$58.90	$57.68	$58.46
Total Return*	16.36%	(14.93)%	27.48%	5.12%	5.75%	17.59%
Net Assets, End of Period (in thousands)	$43,228	$40,161	$53,156	$49,982	$59,591	$25,899
Average Net Assets for the Period (in thousands)	$44,101	$50,122	$53,200	$55,935	$42,229	$22,813
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.64%	1.65%	1.64%	1.69%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.64%	1.65%	1.64%	1.69%	1.68%
Ratio of Net Investment Income/(Loss)	0.49%	0.15%	0.08%	0.77%	1.02%	0.90%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.97	$74.09	$59.87	$58.58	$59.27	$51.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.74	0.67	0.93	1.09	1.01
Net realized and unrealized gain/(loss)	9.48	(10.34)	16.11	2.54	2.28	8.51
Total from Investment Operations	9.92	(9.60)	16.78	3.47	3.37	9.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.76)	(0.70)	(0.96)	(1.09)	(1.01)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.86)	(4.52)	(2.56)	(2.18)	(4.06)	(1.96)
Net Asset Value, End of Period	$66.03	$59.97	$74.09	$59.87	$58.58	$59.27
Total Return*	16.86%	(14.17)%	28.63%	6.07%	6.71%	18.69%
Net Assets, End of Period (in thousands)	$4,011,450	$3,529,397	$4,284,567	$3,506,038	$3,546,939	$3,508,493
Average Net Assets for the Period (in thousands)	$3,893,051	$4,238,795	$4,038,177	$3,410,901	$3,396,252	$3,349,596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.75%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.75%	0.76%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	1.37%	1.04%	0.97%	1.64%	1.95%	1.80%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$60.00	$74.12	$59.90	$58.61	$59.29	$51.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.78	0.71	0.97	1.13	1.05
Net realized and unrealized gain/(loss)	9.49	(10.35)	16.10	2.52	2.29	8.50
Total from Investment Operations	9.95	(9.57)	16.81	3.49	3.42	9.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.79)	(0.73)	(0.98)	(1.13)	(1.05)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.88)	(4.55)	(2.59)	(2.20)	(4.10)	(2.00)
Net Asset Value, End of Period	$66.07	$60.00	$74.12	$59.90	$58.61	$59.29
Total Return*	16.90%	(14.12)%	28.68%	6.11%	6.80%	18.75%
Net Assets, End of Period (in thousands)	$371,834	$344,524	$458,387	$429,567	$537,792	$175,321
Average Net Assets for the Period (in thousands)	$367,084	$425,515	$443,087	$500,070	$359,418	$129,552
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.70%	0.70%	0.71%	0.71%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.70%	0.71%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	1.42%	1.08%	1.03%	1.70%	2.02%	1.88%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.90	$74.01	$59.80	$58.52	$59.22	$51.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.84	0.76	1.00	1.14	1.12
Net realized and unrealized gain/(loss)	9.47	(10.35)	16.09	2.53	2.30	8.45
Total from Investment Operations	9.95	(9.51)	16.85	3.53	3.44	9.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.84)	(0.78)	(1.03)	(1.17)	(1.07)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.90)	(4.60)	(2.64)	(2.25)	(4.14)	(2.02)
Net Asset Value, End of Period	$65.95	$59.90	$74.01	$59.80	$58.52	$59.22
Total Return*	16.94%	(14.06)%	28.81%	6.20%	6.85%	18.83%
Net Assets, End of Period (in thousands)	$70,322	$47,906	$73,167	$55,506	$40,399	$8,802
Average Net Assets for the Period (in thousands)	$61,159	$73,633	$65,537	$50,678	$17,524	$7,427
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.62%	0.63%	0.64%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.63%	0.62%	0.63%	0.64%	0.65%
Ratio of Net Investment Income/(Loss)	1.48%	1.17%	1.09%	1.76%	2.04%	2.00%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.42	$73.44	$59.35	$58.10	$58.86	$51.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.27	0.23	0.57	0.72	0.65
Net realized and unrealized gain/(loss)	9.38	(10.23)	15.95	2.51	2.27	8.44
Total from Investment Operations	9.61	(9.96)	16.18	3.08	2.99	9.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.30)	(0.23)	(0.61)	(0.78)	(0.68)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.64)	(4.06)	(2.09)	(1.83)	(3.75)	(1.63)
Net Asset Value, End of Period	$65.39	$59.42	$73.44	$59.35	$58.10	$58.86
Total Return*	16.47%	(14.72)%	27.82%	5.38%	6.03%	17.92%
Net Assets, End of Period (in thousands)	$5,796	$5,477	$7,329	$8,023	$7,760	$5,244
Average Net Assets for the Period (in thousands)	$5,889	$6,786	$8,987	$8,032	$6,321	$3,952
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.40%	1.39%	1.40%	1.42%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.40%	1.39%	1.40%	1.42%	1.41%
Ratio of Net Investment Income/(Loss)	0.71%	0.38%	0.34%	1.00%	1.30%	1.18%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.83	$73.92	$59.74	$58.47	$59.17	$51.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.46	0.42	0.72	0.89	0.80
Net realized and unrealized gain/(loss)	9.47	(10.31)	16.05	2.53	2.28	8.50
Total from Investment Operations	9.79	(9.85)	16.47	3.25	3.17	9.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.48)	(0.43)	(0.76)	(0.90)	(0.81)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.74)	(4.24)	(2.29)	(1.98)	(3.87)	(1.76)
Net Asset Value, End of Period	$65.88	$59.83	$73.92	$59.74	$58.47	$59.17
Total Return*	16.67%	(14.49)%	28.15%	5.67%	6.34%	18.27%
Net Assets, End of Period (in thousands)	$12,804	$12,049	$23,935	$22,870	$24,559	$23,236
Average Net Assets for the Period (in thousands)	$12,718	$19,602	$23,621	$23,489	$22,203	$24,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.12%	1.13%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	1.00%	0.63%	0.61%	1.28%	1.59%	1.43%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$59.90	$74.01	$59.81	$58.53	$59.22	$51.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.67	0.60	0.88	1.04	0.95
Net realized and unrealized gain/(loss)	9.48	(10.34)	16.08	2.52	2.28	8.49
Total from Investment Operations	9.89	(9.67)	16.68	3.40	3.32	9.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.68)	(0.62)	(0.90)	(1.04)	(0.95)
Distributions (from capital gains)	(3.42)	(3.76)	(1.86)	(1.22)	(2.97)	(0.95)
Total Dividends and Distributions	(3.83)	(4.44)	(2.48)	(2.12)	(4.01)	(1.90)
Net Asset Value, End of Period	$65.96	$59.90	$74.01	$59.81	$58.53	$59.22
Total Return*	16.82%	(14.26)%	28.49%	5.95%	6.62%	18.56%
Net Assets, End of Period (in thousands)	$1,888,450	$1,683,707	$2,108,286	$1,805,935	$1,996,900	$1,842,777
Average Net Assets for the Period (in thousands)	$1,845,150	$2,048,237	$2,025,668	$1,863,456	$1,852,659	$1,735,754
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	1.27%	0.93%	0.87%	1.54%	1.86%	1.71%
Portfolio Turnover Rate	10%	17%	11%	24%	13%	13%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

24	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

26	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Reordering IAA Comps to match JHI requestClass D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $4,392.

28	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $461.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	32	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,417,794,371	$3,105,528,744	$(35,430,888)	$ 3,070,097,856

30	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	177,537	$ 11,452,287	337,245	$ 24,516,166
Reinvested dividends and distributions	55,975	3,528,341	57,277	4,326,800
Shares repurchased	(189,108)	(12,347,199)	(438,197)	(31,424,486)
Net Increase/(Decrease)	44,404	$ 2,633,429	(43,675)	$ (2,581,520)
Class C Shares:
Shares sold	68,139	$ 4,436,636	61,090	$ 4,343,205
Reinvested dividends and distributions	36,156	2,237,337	33,118	2,489,705
Shares repurchased	(118,859)	(7,600,284)	(142,074)	(10,040,855)
Net Increase/(Decrease)	(14,564)	$ (926,311)	(47,866)	$ (3,207,945)
Class D Shares:
Shares sold	719,133	$ 46,795,446	1,909,020	$139,542,930
Reinvested dividends and distributions	3,438,124	217,194,429	3,338,269	251,383,633
Shares repurchased	(2,261,456)	(147,438,836)	(4,223,345)	(303,586,943)
Net Increase/(Decrease)	1,895,801	$116,551,039	1,023,944	$ 87,339,620
Class I Shares:
Shares sold	523,067	$ 34,142,705	1,279,575	$ 92,804,912
Reinvested dividends and distributions	308,931	19,529,542	325,224	24,502,380
Shares repurchased	(946,152)	(61,941,295)	(2,046,739)	(147,461,755)
Net Increase/(Decrease)	(114,154)	$ (8,269,048)	(441,940)	$ (30,154,463)
Class N Shares:
Shares sold	296,776	$ 19,765,247	399,722	$ 27,478,070
Reinvested dividends and distributions	55,844	3,524,774	55,534	4,172,414
Shares repurchased	(86,133)	(5,617,376)	(644,155)	(43,036,598)
Net Increase/(Decrease)	266,487	$ 17,672,645	(188,899)	$ (11,386,114)
Class R Shares:
Shares sold	5,440	$ 350,860	8,252	$ 588,018
Reinvested dividends and distributions	5,141	321,409	5,174	391,000
Shares repurchased	(14,135)	(931,999)	(21,043)	(1,545,014)
Net Increase/(Decrease)	(3,554)	$ (259,730)	(7,617)	$ (565,996)
Class S Shares:
Shares sold	8,488	$ 547,746	34,533	$ 2,494,027
Reinvested dividends and distributions	11,458	721,873	16,974	1,290,405
Shares repurchased	(26,953)	(1,732,301)	(173,932)	(12,245,996)
Net Increase/(Decrease)	(7,007)	$ (462,682)	(122,425)	$ (8,461,564)
Class T Shares:
Shares sold	816,887	$ 53,433,503	1,463,801	$105,819,866
Reinvested dividends and distributions	1,650,968	104,177,216	1,617,397	121,911,409
Shares repurchased	(1,942,975)	(125,791,255)	(3,459,836)	(250,347,871)
Net Increase/(Decrease)	524,880	$ 31,819,464	(378,638)	$ (22,616,596)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$610,750,678	$ 772,895,570	$ -	$ -

Janus Investment Fund	31

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

34	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	39

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	41

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

42	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson Growth and Income Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

44	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	45

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

46	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Notes

NotesPage1

48	MARCH 31, 2023

Janus Henderson Growth and Income Fund

Notes

NotesPage2

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93048 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson International Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Paul O’Connor co-portfolio manager	George P. Maris co-portfolio manager

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
UniCredit SpA	2.14%	1.05%	JD.Com Inc - Class A	2.09%	-1.23%
ASM International NV	1.45%	0.74%	Masan Group Corp	1.30%	-0.73%
New Horizon Health Ltd	1.45%	0.69%	ICICI Bank Ltd	2.53%	-0.63%
KION GROUP AG	0.91%	0.63%	Saudi Telecom Co	3.02%	-0.59%
Airbus SE	2.11%	0.51%	Allfunds Group PLC	1.49%	-0.57%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Health Care	2.34%	11.35%	9.63%
	Industrials	1.75%	15.65%	12.40%
	Energy	0.72%	2.09%	6.01%
	Real Estate	0.32%	0.00%	2.25%
	Utilities	0.10%	3.42%	3.25%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.34%	10.35%	11.47%
	Materials	-0.77%	9.01%	8.34%
	Other**	-0.70%	0.80%	0.00%
	Consumer Staples	-0.61%	11.66%	8.83%
	Communication Services	-0.53%	5.56%	5.88%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.1%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	4.1%
Sanofi
Pharmaceuticals	3.1%
Wal-Mart de Mexico SAB de CV
Food & Staples Retailing	2.8%
Saudi Telecom Co
Diversified Telecommunication Services	2.6%
17.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.8%
Other	(0.7)%
100.0%

Emerging markets comprised 33.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	23.51%	-1.57%	1.20%	4.13%	6.88%	1.47%	1.19%
Class A Shares at MOP(1)	16.42%	-7.22%	0.01%	3.51%	6.59%
Class C Shares at NAV(1)	23.10%	-2.17%	0.52%	3.39%	6.10%	2.23%	1.95%
Class C Shares at CDSC(1)	22.10%	-3.10%	0.52%	3.39%	6.10%
Class D Shares(1)	23.65%	-1.39%	1.41%	4.25%	6.94%	1.47%	0.99%
Class I Shares(1)	23.70%	-1.29%	1.50%	4.43%	7.08%	1.19%	0.90%
Class N Shares(1)	23.76%	-1.24%	1.56%	4.38%	7.00%	1.12%	0.83%
Class R Shares(1)	23.39%	-1.75%	0.98%	3.85%	6.65%	1.95%	1.54%
Class S Shares(1)	23.63%	-1.38%	1.26%	4.12%	6.88%	6.25%	1.34%
Class T Shares(1)	23.63%	-1.43%	1.33%	4.21%	6.92%	1.52%	1.08%
MSCI All Country World ex-USA Index	22.13%	-5.07%	2.47%	4.17%	5.62%
Morningstar Quartile - Class A Shares	-	2nd	4th	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	330/751	592/665	401/533	26/308

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Performance

Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See important disclosures on the next page.

See Notes to Schedule of Investments and Other Information for index definitions.

4	MARCH 31, 2023

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective November 1, 2022, George Maris and Paul O’Connor are Portfolio Managers of the Fund, with George Maris serving as Lead Portfolio Manager.

*The Predecessor Fund’s inception date – August 31, 2001.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)(closed to new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,235.10	$6.74	$1,000.00	$1,018.90	$6.09	1.21%
Class C Shares	$1,000.00	$1,231.00	$10.51	$1,000.00	$1,015.51	$9.50	1.89%
Class D Shares	$1,000.00	$1,236.50	$5.58	$1,000.00	$1,019.95	$5.04	1.00%
Class I Shares	$1,000.00	$1,237.00	$5.19	$1,000.00	$1,020.29	$4.68	0.93%
Class N Shares	$1,000.00	$1,237.60	$4.74	$1,000.00	$1,020.69	$4.28	0.85%
Class R Shares	$1,000.00	$1,233.90	$8.02	$1,000.00	$1,017.75	$7.24	1.44%
Class S Shares	$1,000.00	$1,236.30	$5.97	$1,000.00	$1,019.60	$5.39	1.07%
Class T Shares	$1,000.00	$1,236.30	$5.97	$1,000.00	$1,019.60	$5.39	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 98.9%
Aerospace & Defense – 2.3%
Airbus SE	108,086	$14,478,529
Automobiles – 2.9%
Daimler AG	114,488	8,793,894
Toyota Motor Corp	680,000	9,681,039
		18,474,933
Banks – 7.1%
Bank Negara Indonesia Persero Tbk PT	24,791,800	15,515,158
BNP Paribas SA	95,094	5,687,017
ICICI Bank Ltd	1,169,592	12,543,726
UniCredit SpA	626,109	11,857,703
		45,603,604
Beverages – 2.6%
Asahi Group Holdings Ltd	196,000	7,297,905
Carlsberg A/S	58,464	9,040,700
		16,338,605
Building Products – 1.3%
Cie de Saint-Gobain	144,188	8,208,967
Capital Markets – 3.8%
Allfunds Group PLC	1,188,382	7,882,068
CITIC Securities Co Ltd	7,631,500	16,349,094
		24,231,162
Chemicals – 4.9%
Fertiglobe PLC	8,662,046	9,444,244
Koninklijke DSM NV	100,098	11,829,738
Shin-Etsu Chemical Co Ltd	305,000	9,893,657
		31,167,639
Commercial Services & Supplies – 1.7%
SPIE SA	372,772	10,817,040
Diversified Financial Services – 1.8%
Housing Development Finance Corp Ltd	353,908	11,340,670
Diversified Telecommunication Services – 3.3%
Nippon Telegraph & Telephone Corp	150,000	4,480,631
Saudi Telecom Co	1,560,293	16,689,857
		21,170,488
Electric Utilities – 1.3%
EDP - Energias de Portugal SA	1,550,716	8,449,175
Food & Staples Retailing – 4.1%
Seven & i Holdings Co Ltd	190,000	8,571,847
Wal-Mart de Mexico SAB de CV	4,427,976	17,703,253
		26,275,100
Food Products – 1.2%
Masan Group Corp	2,257,980	7,512,060
Health Care Equipment & Supplies – 2.6%
Olympus Corp	312,000	5,479,979
Siemens Healthineers AG (144A)	189,493	10,897,525
		16,377,504
Health Care Providers & Services – 1.5%
New Horizon Health Ltd (144A)*	2,803,000	9,767,544
Hotels, Restaurants & Leisure – 0.9%
Entain PLC	372,553	5,797,072
Household Durables – 1.6%
Sony Corp	113,000	10,274,468
Household Products – 2.0%
Reckitt Benckiser Group PLC	171,176	13,002,869
Independent Power and Renewable Electricity Producers – 2.1%
RWE AG	305,132	13,115,996
Industrial Conglomerates – 1.2%
Hitachi Ltd	138,000	7,586,306

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Insurance – 4.9%
AIA Group Ltd	769,800	$8,088,788
ASR Nederland NV	216,006	8,609,925
Dai-ichi Life Holdings Inc	468,900	8,616,419
Tokio Marine Holdings Inc	320,000	6,170,680
		31,485,812
Machinery – 4.0%
Daimler Truck Holding AG*	179,848	6,073,422
KION Group AG	98,724	3,813,311
Outotec Oyj	565,860	6,171,246
Shenzhen Inovance Technology Co Ltd - Class A	464,011	4,754,590
SMC Corp/Japan	9,000	4,772,310
		25,584,879
Media – 2.0%
Informa PLC	1,500,610	12,821,456
Metals & Mining – 3.6%
Allkem Ltd*	1,141,922	9,144,971
Ivanhoe Mines Ltd*	1,107,806	10,009,851
Teck Resources Ltd	102,174	3,731,434
		22,886,256
Multiline Retail – 1.7%
JD.Com Inc - Class A	482,528	10,575,678
Oil, Gas & Consumable Fuels – 2.0%
TotalEnergies SE	211,303	12,466,297
Paper & Forest Products – 1.4%
UPM-Kymmene Oyj*	269,484	9,048,847
Personal Products – 0.7%
Unilever PLC	91,081	4,717,929
Pharmaceuticals – 7.8%
AstraZeneca PLC	43,352	6,016,266
Bayer AG	114,947	7,320,985
Daiichi Sankyo Co Ltd	250,000	9,125,197
Novo Nordisk A/S	49,700	7,887,883
Sanofi	179,909	19,590,648
		49,940,979
Professional Services – 1.7%
RELX PLC	340,696	11,031,404
Road & Rail – 2.1%
Full Truck Alliance Co (ADR)*	1,724,557	13,123,879
Semiconductor & Semiconductor Equipment – 8.4%
ASM International NV	26,532	10,773,437
ASML Holding NV	8,174	5,584,732
Renesas Electronics Corp*	333,000	4,835,266
Taiwan Semiconductor Manufacturing Co Ltd	1,824,000	32,316,403
		53,509,838
Software – 1.1%
Linklogis Inc - Class B (144A)*	15,248,500	7,077,544
Technology Hardware, Storage & Peripherals – 4.1%
Samsung Electronics Co Ltd	524,242	25,999,271
Textiles, Apparel & Luxury Goods – 2.0%
Hugo Boss AG	107,088	7,678,687
Samsonite International SA (144A)*	1,647,900	5,065,051
		12,743,738
Trading Companies & Distributors – 1.2%
Mitsubishi Corp	205,000	7,371,026
Total Common Stocks (cost $577,698,920)		630,374,564

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Investment Companies– 1.8%
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $11,592,266)	11,590,459	$11,592,777
Total Investments (total cost $589,291,186) – 100.7%		641,967,341
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(4,266,748)
Net Assets – 100%		$637,700,593

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$104,156,730	16.2%
France	71,248,498	11.1
China	61,648,329	9.6
Germany	57,693,820	9.0
Netherlands	47,829,236	7.5
United Kingdom	42,355,592	6.6
Taiwan	32,316,403	5.0
South Korea	25,999,271	4.1
India	23,884,396	3.7
Mexico	17,703,253	2.8
Denmark	16,928,583	2.6
Saudi Arabia	16,689,857	2.6
Indonesia	15,515,158	2.4
Finland	15,220,093	2.4
Canada	13,741,285	2.1
Hong Kong	13,153,839	2.1
Italy	11,857,703	1.8
United States	11,592,777	1.8
United Arab Emirates	9,444,244	1.5
Australia	9,144,971	1.4
Portugal	8,449,175	1.3
Spain	7,882,068	1.2
Vietnam	7,512,060	1.2

Total	$641,967,341	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$266,489	$180	$475	$11,592,777

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	18,775,687	130,193,009	(137,376,574)	11,592,777

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $32,807,664, which represents 5.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Food & Staples Retailing	$17,703,253	$8,571,847	$-
Metals & Mining	13,741,285	9,144,971	-
Road & Rail	13,123,879	-	-
All Other	-	568,089,329	-
Investment Companies	-	11,592,777	-
Total Assets	$44,568,417	$597,398,924	$-

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $577,698,920)	$630,374,564
Affiliated investments, at value (cost $11,592,266)	11,592,777
Cash denominated in foreign currency (cost $120,126)	120,126
Trustees' deferred compensation	15,956
Receivables:
Foreign tax reclaims	4,676,442
Dividends	2,148,856
Investments sold	1,489,064
Fund shares sold	289,115
Dividends from affiliates	42,308
Other assets	5,707
Total Assets	650,754,915
Liabilities:
Due to custodian	3,757
Payables:	—
Fund shares repurchased	7,587,483
Foreign withholding tax reclaim fee	4,216,505
Advisory fees	399,066
Foreign tax liability	325,431
Transfer agent fees and expenses	77,406
12b-1 Distribution and shareholder servicing fees	61,750
Custodian fees	54,166
Trustees' deferred compensation fees	15,956
Professional fees	10,431
Trustees' fees and expenses	4,505
Affiliated fund administration fees payable	1,435
Accrued expenses and other payables	296,431
Total Liabilities	13,054,322
Net Assets	$637,700,593

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$612,300,098
Total distributable earnings (loss) (includes $325,431 of foreign capital gains tax)	25,400,495
Total Net Assets	$637,700,593
Net Assets - Class A Shares	$205,662,164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,399,352
Net Asset Value Per Share(1)	$19.78
Maximum Offering Price Per Share(2)	$20.99
Net Assets - Class C Shares	$17,146,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	944,927
Net Asset Value Per Share(1)	$18.15
Net Assets - Class D Shares	$3,086,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,843
Net Asset Value Per Share	$19.68
Net Assets - Class I Shares	$347,485,016
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,646,489
Net Asset Value Per Share	$19.69
Net Assets - Class N Shares	$61,374,563
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,122,328
Net Asset Value Per Share	$19.66
Net Assets - Class R Shares	$1,846,026
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,536
Net Asset Value Per Share	$19.32
Net Assets - Class S Shares	$65,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,329
Net Asset Value Per Share	$19.74
Net Assets - Class T Shares	$1,034,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,277
Net Asset Value Per Share	$19.79

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$5,479,044
Dividends from affiliates	266,489
Other income	50,081
Foreign tax withheld	(18,811)
Total Investment Income	5,776,803
Expenses:
Advisory fees	3,303,137
12b-1 Distribution and shareholder servicing fees:
Class A Shares	255,545
Class C Shares	84,291
Class R Shares	3,305
Class S Shares	23
Transfer agent administrative fees and expenses:
Class D Shares	1,683
Class R Shares	2,155
Class S Shares	75
Class T Shares	1,336
Transfer agent networking and omnibus fees:
Class A Shares	114,342
Class C Shares	11,291
Class I Shares	146,571
Other transfer agent fees and expenses:
Class A Shares	8,135
Class C Shares	511
Class D Shares	582
Class I Shares	12,346
Class N Shares	1,577
Class R Shares	52
Class S Shares	3
Class T Shares	16
Custodian fees	147,125
Registration fees	51,956
Professional fees	51,618
Shareholder reports expense	37,418
Trustees’ fees and expenses	9,640
Affiliated fund administration fees	7,918
Other expenses	76,944
Total Expenses	4,329,595
Less: Excess Expense Reimbursement and Waivers	(910,126)
Net Expenses	3,419,469
Net Investment Income/(Loss)	2,357,334

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $266,829)	$4,075,656
Investments in affiliates	180
Total Net Realized Gain/(Loss) on Investments	4,075,836
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $38,270)	133,493,981
Investments in affiliates	475
Total Change in Unrealized Net Appreciation/Depreciation	133,494,456
Net Increase/(Decrease) in Net Assets Resulting from Operations	$139,927,626

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$2,357,334	$12,824,259
Net realized gain/(loss) on investments	4,075,836	31,955,770
Change in unrealized net appreciation/depreciation	133,494,456	(327,049,319)
Net Increase/(Decrease) in Net Assets Resulting from Operations	139,927,626	(282,269,290)
Dividends and Distributions to Shareholders:
Class A Shares	(9,146,778)	(60,588,628)
Class C Shares	(875,833)	(7,396,079)
Class D Shares	(120,952)	(638,077)
Class I Shares	(16,422,345)	(127,459,428)
Class N Shares	(2,794,071)	(35,877,873)
Class R Shares	(77,035)	(510,576)
Class S Shares	(2,588)	(13,129)
Class T Shares	(48,866)	(513,349)
Net Decrease from Dividends and Distributions to Shareholders	(29,488,468)	(232,997,139)
Capital Share Transactions:
Class A Shares	(22,456,017)	8,971,208
Class C Shares	(4,018,121)	(9,250,117)
Class D Shares	312,417	530,673
Class I Shares	(87,087,898)	(42,479,246)
Class N Shares	(5,991,584)	(77,590,063)
Class R Shares	(80,847)	(53,220)
Class S Shares	1,288	18,202
Class T Shares	(174,470)	(974,315)
Net Increase/(Decrease) from Capital Share Transactions	(119,495,232)	(120,826,878)
Net Increase/(Decrease) in Net Assets	(9,056,074)	(636,093,307)
Net Assets:
Beginning of period	646,756,667	1,282,849,974
End of period	$637,700,593	$646,756,667

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.76	$28.82	$24.77	$24.08	$29.10	$29.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.27(2)	0.44(3)	0.11	0.23	0.28
Net realized and unrealized gain/(loss)	3.83	(6.99)	3.79	1.49	(1.64)	(0.39)
Total from Investment Operations	3.88	(6.72)	4.23	1.60	(1.41)	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.33)	(0.18)	(0.22)	(0.44)	(0.29)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.34)	(0.18)	(0.91)	(3.61)	(0.29)
Net Asset Value, End of Period	$19.78	$16.76	$28.82	$24.77	$24.08	$29.10
Total Return*	23.57%	(28.19)%	17.08%	6.61%	(3.07)%(4)	(0.40)%
Net Assets, End of Period (in thousands)	$205,662	$194,189	$328,759	$295,282	$357,079	$485,243
Average Net Assets for the Period (in thousands)	$204,938	$275,837	$337,873	$316,482	$419,053	$577,151
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.47%(5)	1.49%(6)	1.42%	1.45%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.21%	1.23%	1.28%	1.32%	1.29%
Ratio of Net Investment Income/(Loss)	0.56%	1.20%(2)	1.53%(3)	0.46%	0.96%	0.94%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (3.11)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.49	$26.95	$23.17	$22.53	$27.13	$27.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.09(2)	0.16(3)	(0.05)	0.02	0.06
Net realized and unrealized gain/(loss)	3.53	(6.47)	3.62	1.38	(1.45)	(0.36)
Total from Investment Operations	3.52	(6.38)	3.78	1.33	(1.43)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.07)	—	—	—	(0.03)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.08)	—	(0.69)	(3.17)	(0.03)
Net Asset Value, End of Period	$18.15	$15.49	$26.95	$23.17	$22.53	$27.13
Total Return*	23.17%	(28.70)%	16.31%	5.86%	(3.64)%(4)	(1.09)%
Net Assets, End of Period (in thousands)	$17,146	$18,219	$43,690	$61,292	$106,863	$336,880
Average Net Assets for the Period (in thousands)	$18,290	$30,662	$55,342	$82,679	$161,985	$397,796
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.18%	2.14%(5)	2.19%(6)	2.06%	2.09%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.88%	1.95%	1.92%	1.97%	2.00%
Ratio of Net Investment Income/(Loss)	(0.17)%	0.42%(2)	0.60%(3)	(0.24)%	0.10%	0.22%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.14 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (3.68)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.66	$28.69	$24.68	$24.00	$29.06	$29.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.32(2)	0.56(3)	0.17	0.29	0.37
Net realized and unrealized gain/(loss)	3.80	(6.95)	3.70	1.48	(1.67)	(0.40)
Total from Investment Operations	3.88	(6.63)	4.26	1.65	(1.38)	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.39)	(0.25)	(0.28)	(0.51)	(0.42)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.40)	(0.25)	(0.97)	(3.68)	(0.42)
Net Asset Value, End of Period	$19.68	$16.66	$28.69	$24.68	$24.00	$29.06
Total Return*	23.71%	(28.04)%	17.29%	6.84%	(2.90)%(4)	(0.15)%
Net Assets, End of Period (in thousands)	$3,086	$2,347	$3,379	$2,210	$2,257	$3,002
Average Net Assets for the Period (in thousands)	$2,853	$3,028	$3,047	$2,132	$2,483	$3,163
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.47%(5)	1.44%(6)	1.41%	1.59%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%	1.03%	1.06%	1.13%	1.10%
Ratio of Net Investment Income/(Loss)	0.83%	1.45%(2)	1.93%(3)	0.73%	1.20%	1.25%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (2.94)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.67	$28.72	$24.69	$24.03	$29.06	$29.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.32(2)	0.50(3)	0.17	0.24	0.38
Net realized and unrealized gain/(loss)	3.80	(6.95)	3.81	1.49	(1.58)	(0.39)
Total from Investment Operations	3.88	(6.63)	4.31	1.66	(1.34)	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.41)	(0.28)	(0.31)	(0.52)	(0.40)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.42)	(0.28)	(1.00)	(3.69)	(0.40)
Net Asset Value, End of Period	$19.69	$16.67	$28.72	$24.69	$24.03	$29.06
Total Return*	23.70%	(28.00)%	17.47%	6.87%	(2.75)%(4)	(0.07)%
Net Assets, End of Period (in thousands)	$347,485	$371,968	$703,785	$720,915	$1,050,061	$3,021,157
Average Net Assets for the Period (in thousands)	$372,573	$551,653	$770,690	$860,681	$1,621,134	$3,542,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.19%(5)	1.20%(6)	1.12%	1.12%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	0.95%	0.98%	1.01%	0.99%
Ratio of Net Investment Income/(Loss)	0.81%	1.45%(2)	1.75%(3)	0.71%	0.99%	1.27%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (2.79)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.63	$28.73	$24.67	$23.99	$29.08	$29.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.28(2)	0.44(3)	0.22	0.48	0.41
Net realized and unrealized gain/(loss)	3.80	(6.92)	3.91	1.46	(1.85)	(0.38)
Total from Investment Operations	3.89	(6.64)	4.35	1.68	(1.37)	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.45)	(0.29)	(0.31)	(0.55)	(0.42)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.46)	(0.29)	(1.00)	(3.72)	(0.42)
Net Asset Value, End of Period	$19.66	$16.63	$28.73	$24.67	$23.99	$29.08
Total Return*	23.82%	(28.07)%	17.67%	6.99%	(2.82)%(4)	0.07%
Net Assets, End of Period (in thousands)	$61,375	$57,298	$197,222	$366,371	$280,749	$43,305
Average Net Assets for the Period (in thousands)	$61,022	$107,875	$337,046	$315,851	$128,934	$12,868
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.12%(5)	1.10%(6)	1.05%	1.07%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.86%	0.88%	0.90%	0.91%	0.94%
Ratio of Net Investment Income/(Loss)	0.93%	1.21%(2)	1.54%(3)	0.95%	2.02%	1.41%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (2.86)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.41	$28.28	$24.21	$23.51	$28.42	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.21(2)	0.33(3)	0.01	0.15	0.16
Net realized and unrealized gain/(loss)	3.74	(6.85)	3.79	1.47	(1.59)	(0.36)
Total from Investment Operations	3.77	(6.64)	4.12	1.48	(1.44)	(0.20)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.22)	(0.05)	(0.09)	(0.30)	(0.19)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.23)	(0.05)	(0.78)	(3.47)	(0.19)
Net Asset Value, End of Period	$19.32	$16.41	$28.28	$24.21	$23.51	$28.42
Total Return*	23.39%	(28.34)%	17.01%	6.27%	(3.35)%(4)	(0.71)%
Net Assets, End of Period (in thousands)	$1,846	$1,654	$2,905	$4,147	$9,168	$16,214
Average Net Assets for the Period (in thousands)	$1,730	$2,318	$4,093	$6,096	$11,867	$19,820
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.69%(5)	1.70%(6)	1.79%	1.81%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.31%	1.39%	1.57%	1.62%	1.62%
Ratio of Net Investment Income/(Loss)	0.37%	0.97%(2)	1.15%(3)	0.03%	0.63%	0.54%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (3.39)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.72	$28.71	$24.66	$23.80	$29.00	$29.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.34(2)	0.52(3)	0.09	0.23	0.44
Net realized and unrealized gain/(loss)	3.81	(6.97)	3.75	1.46	(1.72)	(0.53)
Total from Investment Operations	3.88	(6.63)	4.27	1.55	(1.49)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.35)	(0.22)	—	(0.54)	(0.39)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.36)	(0.22)	(0.69)	(3.71)	(0.39)
Net Asset Value, End of Period	$19.74	$16.72	$28.71	$24.66	$23.80	$29.00
Total Return*	23.63%	(27.96)%	17.33%	6.49%	(3.32)%(4)	(0.36)%
Net Assets, End of Period (in thousands)	$66	$54	$70	$59	$110	$2,674
Average Net Assets for the Period (in thousands)	$60	$65	$69	$95	$1,736	$591
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.41%	5.93%(5)	5.70%(6)	4.69%	1.76%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.89%	0.99%	1.41%	1.46%	1.43%
Ratio of Net Investment Income/(Loss)	0.74%	1.53%(2)	1.80%(3)	0.40%	0.97%	1.57%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (3.36)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.76	$28.87	$24.69	$24.00	$29.02	$29.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.22(2)	0.62(3)	(0.01)	0.57	0.30
Net realized and unrealized gain/(loss)	3.83	(6.98)	3.70	1.63	(1.95)	(0.37)
Total from Investment Operations	3.89	(6.76)	4.32	1.62	(1.38)	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(1.34)	(0.14)	(0.24)	(0.47)	(0.41)
Distributions (from capital gains)	(0.86)	(4.01)	—	(0.69)	(3.17)	—
Total Dividends and Distributions	(0.86)	(5.35)	(0.14)	(0.93)	(3.64)	(0.41)
Net Asset Value, End of Period	$19.79	$16.76	$28.87	$24.69	$24.00	$29.02
Total Return*	23.63%	(28.28)%	17.49%	6.73%	(2.92)%(4)	(0.26)%
Net Assets, End of Period (in thousands)	$1,035	$1,029	$3,040	$3,758	$32,333	$8,614
Average Net Assets for the Period (in thousands)	$1,072	$1,955	$6,040	$14,280	$37,969	$9,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.52%(5)	1.40%(6)	1.31%	1.48%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.11%	1.10%	1.16%	1.33%	1.17%
Ratio of Net Investment Income/(Loss)	0.67%	0.95%(2)	2.14%(3)	(0.03)%	2.38%	1.01%
Portfolio Turnover Rate	25%	88%	63%	57%	45%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.01 and 0.06%, respectively.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively.

(4) Total return without the effect of affiliated payments would have been (2.96)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in November 2021 and March 2022. The impact of the additional professional fees to Ratio of Gross Expenses is 0.03%.

(6) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08%.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

26	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

28	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

The Adviser has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of the Adviser. In this capacity, such employees of HGIL are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Fund on behalf of the Adviser.

The Adviser has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing on January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

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Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. For Class R Shares of the Fund, for at least a one-year period commencing on January 27, 2023, the Adviser has agreed to reduce the administrative service fee payable by the Fund’s Class R shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $533.

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $282.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

32	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class R Shares	-	-
Class S Shares	84	-*
Class T Shares	-	-

* Less than 0.50%

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$614,641,689	$79,859,454	$ (52,533,802)	$ 27,325,652

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	457,525	$ 8,563,159	1,398,369	$ 32,971,313
Reinvested dividends and distributions	431,303	7,862,659	2,277,920	51,777,126
Shares repurchased	(2,075,434)	(38,881,835)	(3,496,152)	(75,777,231)
Net Increase/(Decrease)	(1,186,606)	$(22,456,017)	180,137	$ 8,971,208
Class C Shares:
Shares sold	46,622	$ 796,230	63,225	$ 1,345,788
Reinvested dividends and distributions	50,713	849,956	336,931	7,112,622
Shares repurchased	(328,426)	(5,664,307)	(845,139)	(17,708,527)
Net Increase/(Decrease)	(231,091)	$ (4,018,121)	(444,983)	$ (9,250,117)
Class D Shares:
Shares sold	41,055	$ 797,113	39,793	$ 893,672
Reinvested dividends and distributions	6,671	120,952	28,284	638,077
Shares repurchased	(31,744)	(605,648)	(45,009)	(1,001,076)
Net Increase/(Decrease)	15,982	$ 312,417	23,068	$ 530,673
Class I Shares:
Shares sold	1,944,480	$ 36,145,788	4,533,828	$101,375,429
Reinvested dividends and distributions	833,336	15,116,708	5,203,944	117,400,967
Shares repurchased	(7,446,832)	(138,350,394)	(11,929,039)	(261,255,642)
Net Increase/(Decrease)	(4,669,016)	$(87,087,898)	(2,191,267)	$ (42,479,246)
Class N Shares:
Shares sold	323,279	$ 5,846,493	1,264,325	$ 28,401,439
Reinvested dividends and distributions	102,759	1,859,938	1,099,629	24,741,657
Shares repurchased	(748,564)	(13,698,015)	(5,784,157)	(130,733,159)
Net Increase/(Decrease)	(322,526)	$ (5,991,584)	(3,420,203)	$ (77,590,063)
Class R Shares:
Shares sold	7,645	$ 139,532	24,171	$ 543,711
Reinvested dividends and distributions	3,234	57,654	15,868	353,708
Shares repurchased	(16,131)	(278,033)	(41,972)	(950,639)
Net Increase/(Decrease)	(5,252)	$ (80,847)	(1,933)	$ (53,220)
Class S Shares:
Shares sold	215	$ 4,077	248	$ 5,085
Reinvested dividends and distributions	142	2,588	580	13,129
Shares repurchased	(284)	(5,377)	(1)	(12)
Net Increase/(Decrease)	73	$ 1,288	827	$ 18,202
Class T Shares:
Shares sold	501	$ 9,193	4,780	$ 104,701
Reinvested dividends and distributions	2,672	48,740	22,516	511,333
Shares repurchased	(12,264)	(232,403)	(71,241)	(1,590,349)
Net Increase/(Decrease)	(9,091)	$ (174,470)	(43,945)	$ (974,315)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$163,028,629	$295,913,757	$ -	$ -

34	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

7. Fund Merger

At a special meeting of shareholders of the Fund held on May 18, 2023, shareholders approved an Agreement and Plan of Reorganization which provides for the transfer of all or substantially all of the assets of the Fund to Janus Henderson Overseas Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund, and subsequently the complete termination of the Fund. Effective on or about June 9, 2023, or as soon as practicable thereafter, the Fund will merge with the Acquiring Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

Janus Investment Fund	37

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

38	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

40	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	43

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

44	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	45

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

46	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	47

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

48	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	49

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson International Opportunities Fund

Notes

NotesPage2

52	MARCH 31, 2023

Janus Henderson International Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93082 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Julian McManus co-portfolio manager	George Maris co-portfolio manager

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	2.92%	0.64%	JD.Com Inc - Class A	3.02%	-1.06%
BNP Paribas SA	3.99%	0.59%	Diageo PLC	3.27%	-0.53%
Airbus SE	2.07%	0.55%	Central Japan Railway Co	1.63%	-0.38%
BAE Systems PLC	0.91%	0.54%	Nintendo Co Ltd	1.51%	-0.36%
Keyence Corp	2.66%	0.54%	E Ink Holdings Inc	0.43%	-0.30%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Financials	2.17%	20.12%	20.78%
	Health Care	0.84%	12.38%	9.63%
	Energy	0.77%	5.71%	6.01%
	Information Technology	0.37%	11.10%	11.17%
	Materials	0.35%	6.27%	8.34%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Other**	-0.95%	4.46%	0.00%
	Consumer Discretionary	-0.25%	15.18%	11.47%
	Consumer Staples	-0.21%	9.50%	8.83%
	Industrials	0.07%	8.28%	12.40%
	Communication Services	0.15%	7.01%	5.88%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
BNP Paribas SA
Banks	3.8%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	3.8%
Yum China Holdings Inc
Hotels, Restaurants & Leisure	3.7%
Deutsche Telekom AG
Diversified Telecommunication Services	3.5%
Heineken NV
Beverages	3.3%
18.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.1%
Investment Companies	4.2%
Preferred Stocks	0.8%
Other	(0.1)%
100.0%

Emerging markets comprised 12.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	26.29%	0.48%	5.98%	4.00%	7.64%	1.22%	1.22%
Class A Shares at MOP	19.03%	-5.29%	4.74%	3.39%	7.42%
Class C Shares at NAV	25.81%	-0.33%	5.11%	3.18%	6.88%	2.13%	2.06%
Class C Shares at CDSC	24.81%	-1.32%	5.11%	3.18%	6.88%
Class D Shares	26.50%	0.75%	6.29%	4.30%	7.83%	0.95%	0.95%
Class I Shares	26.50%	0.80%	6.33%	4.34%	7.85%	0.92%	0.92%
Class N Shares	26.56%	0.89%	6.45%	4.45%	7.87%	0.81%	0.81%
Class R Shares	26.07%	0.13%	5.64%	3.68%	7.27%	1.56%	1.56%
Class S Shares	26.24%	0.38%	5.92%	3.94%	7.52%	1.31%	1.31%
Class T Shares	26.40%	0.65%	6.19%	4.21%	7.78%	1.05%	1.05%
MSCI All Country World ex-USA Index	22.13%	-5.07%	2.47%	4.17%	N/A**
Morningstar Quartile - Class T Shares	-	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	119/751	41/665	384/533	13/119

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,262.90	$7.11	$1,000.00	$1,018.65	$6.34	1.26%
Class C Shares	$1,000.00	$1,258.10	$11.26	$1,000.00	$1,014.96	$10.05	2.00%
Class D Shares	$1,000.00	$1,265.00	$5.36	$1,000.00	$1,020.19	$4.78	0.95%
Class I Shares	$1,000.00	$1,265.00	$5.14	$1,000.00	$1,020.39	$4.58	0.91%
Class N Shares	$1,000.00	$1,265.60	$4.58	$1,000.00	$1,020.89	$4.08	0.81%
Class R Shares	$1,000.00	$1,260.70	$8.79	$1,000.00	$1,017.15	$7.85	1.56%
Class S Shares	$1,000.00	$1,262.40	$7.33	$1,000.00	$1,018.45	$6.54	1.30%
Class T Shares	$1,000.00	$1,264.00	$5.87	$1,000.00	$1,019.75	$5.24	1.04%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Overseas Fund

Schedule of Investments (Unaudited)

March 31, 2023

Shares		Value
Common Stocks– 95.1%
Aerospace & Defense – 4.2%
Airbus SE	193,173	$25,876,255
BAE Systems PLC	6,698,669	81,194,592
		107,070,847
Banks – 11.7%
BNP Paribas SA	1,648,768	98,603,182
Erste Group Bank AG	2,203,039	72,862,139
Natwest Group PLC	21,606,263	70,584,263
Permanent TSB Group Holdings PLC*	7,942,204	19,898,792
UniCredit SpA	1,958,621	37,093,775
		299,042,151
Beverages – 6.3%
Diageo PLC	1,707,686	76,202,084
Heineken NV	793,062	85,368,943
		161,571,027
Biotechnology – 1.7%
Argenx SE (ADR)*	72,733	27,098,861
Ascendis Pharma A/S (ADR)*	155,150	16,635,183
		43,734,044
Commercial Services & Supplies – 1.9%
Secom Co Ltd	794,300	48,895,040
Diversified Telecommunication Services – 3.5%
Deutsche Telekom AG	3,680,104	89,127,128
Electronic Equipment, Instruments & Components – 3.9%
Hexagon AB - Class B	2,258,153	25,994,735
Keyence Corp	149,600	73,352,166
		99,346,901
Entertainment – 2.6%
Liberty Media Corp-Liberty Formula One*	901,057	67,426,095
Health Care Equipment & Supplies – 1.6%
Hoya Corp	372,300	41,174,772
Hotels, Restaurants & Leisure – 6.6%
Entain PLC	4,714,439	73,358,529
Yum China Holdings Inc	1,528,400	95,745,388
		169,103,917
Insurance – 7.6%
AIA Group Ltd	7,296,600	76,670,109
Beazley PLC	4,434,892	32,693,758
Dai-ichi Life Holdings Inc	4,621,300	84,920,144
		194,284,011
Metals & Mining – 4.4%
Freeport-McMoRan Inc	723,125	29,583,044
Teck Resources Ltd	2,291,449	83,684,606
		113,267,650
Multiline Retail – 2.9%
JD.Com Inc - Class A	3,416,461	74,879,365
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd	1,457,976	80,698,972
Gaztransport Et Technigaz SA	48,601	4,979,067
TotalEnergies SE	990,734	58,450,587
		144,128,626
Personal Products – 3.0%
Unilever PLC	1,510,651	78,250,615
Pharmaceuticals – 9.4%
AstraZeneca PLC	525,736	72,960,134
Bayer AG	549,984	35,028,533
Novartis AG	622,649	57,177,839
Sanofi	703,087	76,560,540
		241,727,046

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Overseas Fund

Schedule of Investments (Unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Road & Rail – 2.4%
Central Japan Railway Co	312,900	$37,361,426
Full Truck Alliance Co (ADR)*	3,209,126	24,421,449
		61,782,875
Semiconductor & Semiconductor Equipment – 8.1%
ASML Holding NV	121,498	83,011,223
SK Hynix Inc	404,136	27,876,821
Taiwan Semiconductor Manufacturing Co Ltd	5,457,000	96,683,449
		207,571,493
Textiles, Apparel & Luxury Goods – 5.3%
LVMH Moet Hennessy Louis Vuitton SE	62,824	57,570,173
Samsonite International SA (144A)*	25,904,700	79,621,714
		137,191,887
Trading Companies & Distributors – 2.4%
Ferguson PLC	466,883	61,602,122
Total Common Stocks (cost $2,075,141,914)		2,441,177,612
Preferred Stocks– 0.8%
Automobiles – 0.8%
Dr Ing hc F Porsche AG((cost $12,506,554)	155,721	19,928,024
Investment Companies– 4.2%
Money Markets – 4.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $106,667,633)	106,656,055	106,677,386
Total Investments (total cost $2,194,316,101) – 100.1%		2,567,783,022
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,756,859)
Net Assets – 100%		$2,566,026,163

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$485,243,975	18.9%
France	322,039,804	12.5
Japan	285,703,548	11.1
United States	265,288,647	10.3
China	195,046,202	7.6
Netherlands	168,380,166	6.6
Canada	164,383,578	6.4
Hong Kong	156,291,823	6.1
Germany	144,083,685	5.6
Taiwan	96,683,449	3.8
Austria	72,862,139	2.8
Switzerland	57,177,839	2.2
Italy	37,093,775	1.4
South Korea	27,876,821	1.1
Belgium	27,098,861	1.1
Sweden	25,994,735	1.0
Ireland	19,898,792	0.8
Denmark	16,635,183	0.7

Total	$2,567,783,022	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments (Unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 4.2%
Money Markets - 4.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$2,099,636	$2,725	$7,272	$106,677,386
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	540,181∆	-	-	-
Total Affiliated Investments - 4.2%	$2,639,817	$2,725	$7,272	$106,677,386

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 4.2%
Money Markets - 4.2%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	75,216,629	415,777,837	(384,327,077)	106,677,386
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	41,118,585	84,115,236	(125,233,821)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information (Unaudited)

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2023 is $79,621,714, which represents 3.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$43,734,044	$-	$-
Entertainment	67,426,095	-	-
Metals & Mining	113,267,650	-	-
Oil, Gas & Consumable Fuels	80,698,972	63,429,654	-
Road & Rail	24,421,449	37,361,426	-
All Other	-	2,010,838,322	-
Preferred Stocks	-	19,928,024	-
Investment Companies	-	106,677,386	-
Total Assets	$329,548,210	$2,238,234,812	$-

Janus Investment Fund	9

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (Unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,087,648,468)	$2,461,105,636
Affiliated investments, at value (cost $106,667,633)	106,677,386
Trustees' deferred compensation	63,448
Receivables:
Dividends	11,001,592
Fund shares sold	5,533,171
Investments sold	3,000,927
Foreign tax reclaims	1,875,379
Dividends from affiliates	452,659
Other assets	92,390
Total Assets	2,589,802,588
Liabilities:
Due to custodian	138
Foreign cash due to custodian	14,171
Payables:	—
Investments purchased	17,392,938
Fund shares repurchased	4,074,086
Advisory fees	1,627,483
Transfer agent fees and expenses	338,805
Trustees' deferred compensation fees	63,448
12b-1 Distribution and shareholder servicing fees	45,909
Professional fees	42,734
Custodian fees	26,772
Trustees' fees and expenses	13,127
Affiliated fund administration fees payable	5,567
Accrued expenses and other payables	131,247
Total Liabilities	23,776,425
Net Assets	$2,566,026,163

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (Unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,705,453,846
Total distributable earnings (loss)	(1,139,427,683)
Total Net Assets	$2,566,026,163
Net Assets - Class A Shares	$25,790,491
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	607,034
Net Asset Value Per Share(1)	$42.49
Maximum Offering Price Per Share(2)	$45.08
Net Assets - Class C Shares	$3,528,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84,595
Net Asset Value Per Share(1)	$41.72
Net Assets - Class D Shares	$651,380,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,491,737
Net Asset Value Per Share	$42.05
Net Assets - Class I Shares	$1,064,248,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,242,350
Net Asset Value Per Share	$42.16
Net Assets - Class N Shares	$151,269,470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,606,170
Net Asset Value Per Share	$41.95
Net Assets - Class R Shares	$22,620,487
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	540,988
Net Asset Value Per Share	$41.81
Net Assets - Class S Shares	$122,319,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,903,852
Net Asset Value Per Share	$42.12
Net Assets - Class T Shares	$524,867,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,463,774
Net Asset Value Per Share	$42.11

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Statement of Operations (Unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$24,156,224
Dividends from affiliates	2,099,636
Affiliated securities lending income, net	540,181
Unaffiliated securities lending income, net	91,800
Other income	216,410
Foreign tax withheld	(2,541,525)
Total Investment Income	24,562,726
Expenses:
Advisory fees	8,018,532
12b-1 Distribution and shareholder servicing fees:
Class A Shares	28,550
Class C Shares	14,913
Class R Shares	53,089
Class S Shares	146,184
Transfer agent administrative fees and expenses:
Class D Shares	363,459
Class R Shares	26,655
Class S Shares	146,224
Class T Shares	594,563
Transfer agent networking and omnibus fees:
Class A Shares	21,290
Class C Shares	1,355
Class I Shares	393,194
Other transfer agent fees and expenses:
Class A Shares	917
Class C Shares	86
Class D Shares	58,927
Class I Shares	22,587
Class N Shares	2,691
Class R Shares	225
Class S Shares	911
Class T Shares	3,083
Registration fees	149,077
Custodian fees	98,111
Shareholder reports expense	90,976
Professional fees	44,359
Trustees’ fees and expenses	30,635
Affiliated fund administration fees	26,745
Other expenses	95,435
Total Expenses	10,432,773
Less: Excess Expense Reimbursement and Waivers	(27,010)
Net Expenses	10,405,763
Net Investment Income/(Loss)	14,156,963

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Overseas Fund

Statement of Operations (Unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $1,719)	$(1,759,092)
Investments in affiliates	2,725
Total Net Realized Gain/(Loss) on Investments	(1,756,367)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	442,667,685
Investments in affiliates	7,272
Total Change in Unrealized Net Appreciation/Depreciation	442,674,957
Net Increase/(Decrease) in Net Assets Resulting from Operations	$455,075,553

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$14,156,963	$32,969,684
Net realized gain/(loss) on investments	(1,756,367)	(4,562,441)
Change in unrealized net appreciation/depreciation	442,674,957	(468,597,266)
Net Increase/(Decrease) in Net Assets Resulting from Operations	455,075,553	(440,190,023)
Dividends and Distributions to Shareholders:
Class A Shares	(295,705)	(163,941)
Class C Shares	(26,327)	—
Class D Shares	(9,693,682)	(7,514,426)
Class I Shares	(11,776,581)	(4,194,570)
Class N Shares	(2,006,853)	(764,172)
Class R Shares	(200,146)	(103,612)
Class S Shares	(1,409,535)	(907,459)
Class T Shares	(6,892,452)	(5,080,049)
Net Decrease from Dividends and Distributions to Shareholders	(32,301,281)	(18,728,229)
Capital Share Transactions:
Class A Shares	2,136,353	2,623,775
Class C Shares	987,112	1,110,931
Class D Shares	(5,886,931)	(43,685,697)
Class I Shares	390,705,115	348,539,981
Class N Shares	60,237,735	28,719,088
Class R Shares	122,510	(931,155)
Class S Shares	(3,718,009)	3,222
Class T Shares	27,380,272	(17,862,031)
Net Increase/(Decrease) from Capital Share Transactions	471,964,157	318,518,114
Net Increase/(Decrease) in Net Assets	894,738,429	(140,400,138)
Net Assets:
Beginning of period	1,671,287,734	1,811,687,872
End of period	$2,566,026,163	$1,671,287,734

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$34.10	$43.91	$33.08	$30.94	$32.42	$32.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.63	0.43	0.21	0.53	0.37
Net realized and unrealized gain/(loss)	8.73	(10.09)	10.64	2.51	(1.77)	0.34
Total from Investment Operations	8.93	(9.46)	11.07	2.72	(1.24)	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.35)	(0.24)	(0.58)	(0.24)	(0.50)
Total Dividends and Distributions	(0.54)	(0.35)	(0.24)	(0.58)	(0.24)	(0.50)
Net Asset Value, End of Period	$42.49	$34.10	$43.91	$33.08	$30.94	$32.42
Total Return*	26.29%	(21.71)%	33.54%	8.74%	(3.74)%	2.18%
Net Assets, End of Period (in thousands)	$25,790	$19,008	$21,130	$15,231	$17,470	$16,739
Average Net Assets for the Period (in thousands)	$22,800	$19,976	$19,864	$15,904	$17,537	$18,900
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.22%	1.22%	1.17%	1.11%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.22%	1.22%	1.17%	1.10%	0.99%
Ratio of Net Investment Income/(Loss)	1.01%	1.53%	1.03%	0.66%	1.78%	1.12%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.48	$43.14	$32.58	$30.34	$31.76	$31.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.36	(0.02)	(0.06)	0.28	0.10
Net realized and unrealized gain/(loss)	8.58	(10.02)	10.58	2.43	(1.70)	0.35
Total from Investment Operations	8.63	(9.66)	10.56	2.37	(1.42)	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	—	—	(0.13)	—	(0.21)
Total Dividends and Distributions	(0.39)	—	—	(0.13)	—	(0.21)
Net Asset Value, End of Period	$41.72	$33.48	$43.14	$32.58	$30.34	$31.76
Total Return*	25.84%	(22.39)%	32.41%	7.79%	(4.47)%	1.42%
Net Assets, End of Period (in thousands)	$3,529	$1,941	$1,295	$2,665	$3,693	$10,244
Average Net Assets for the Period (in thousands)	$2,974	$1,631	$1,910	$3,305	$5,809	$13,589
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.13%	2.06%	2.02%	1.90%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	2.09%	2.06%	1.99%	1.87%	1.71%
Ratio of Net Investment Income/(Loss)	0.25%	0.90%	(0.04)%	(0.19)%	0.95%	0.31%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.78	$43.49	$32.77	$30.66	$32.12	$31.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.73	0.53	0.30	0.63	0.47
Net realized and unrealized gain/(loss)	8.66	(9.98)	10.54	2.50	(1.78)	0.34
Total from Investment Operations	8.90	(9.25)	11.07	2.80	(1.15)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.46)	(0.35)	(0.69)	(0.31)	(0.61)
Total Dividends and Distributions	(0.63)	(0.46)	(0.35)	(0.69)	(0.31)	(0.61)
Net Asset Value, End of Period	$42.05	$33.78	$43.49	$32.77	$30.66	$32.12
Total Return*	26.46%	(21.48)%	33.89%	9.06%	(3.46)%	2.52%
Net Assets, End of Period (in thousands)	$651,381	$528,221	$726,916	$572,590	$587,147	$687,846
Average Net Assets for the Period (in thousands)	$616,528	$668,081	$704,107	$570,593	$605,377	$738,059
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.95%	0.89%	0.79%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.95%	0.89%	0.79%	0.68%
Ratio of Net Investment Income/(Loss)	1.24%	1.77%	1.28%	0.98%	2.11%	1.42%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.89	$43.68	$32.91	$30.79	$32.25	$32.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.83	0.72	0.32	0.64	0.48
Net realized and unrealized gain/(loss)	8.63	(10.11)	10.41	2.50	(1.77)	0.34
Total from Investment Operations	8.94	(9.28)	11.13	2.82	(1.13)	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(0.51)	(0.36)	(0.70)	(0.33)	(0.62)
Total Dividends and Distributions	(0.67)	(0.51)	(0.36)	(0.70)	(0.33)	(0.62)
Net Asset Value, End of Period	$42.16	$33.89	$43.68	$32.91	$30.79	$32.25
Total Return*	26.50%	(21.46)%	33.96%	9.10%	(3.40)%	2.54%
Net Assets, End of Period (in thousands)	$1,064,249	$532,808	$312,685	$44,806	$42,606	$52,204
Average Net Assets for the Period (in thousands)	$764,139	$434,124	$90,200	$43,005	$45,239	$58,918
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.90%	0.84%	0.74%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.90%	0.84%	0.74%	0.64%
Ratio of Net Investment Income/(Loss)	1.56%	2.05%	1.72%	1.04%	2.14%	1.44%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.73	$43.43	$32.72	$30.62	$32.08	$31.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.84	0.64	0.32	0.68	0.52
Net realized and unrealized gain/(loss)	8.59	(10.02)	10.46	2.52	(1.77)	0.33
Total from Investment Operations	8.91	(9.18)	11.10	2.84	(1.09)	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.52)	(0.39)	(0.74)	(0.37)	(0.66)
Total Dividends and Distributions	(0.69)	(0.52)	(0.39)	(0.74)	(0.37)	(0.66)
Net Asset Value, End of Period	$41.95	$33.73	$43.43	$32.72	$30.62	$32.08
Total Return*	26.56%	(21.37)%	34.06%	9.20%	(3.27)%	2.65%
Net Assets, End of Period (in thousands)	$151,269	$70,342	$61,263	$23,810	$51,945	$69,995
Average Net Assets for the Period (in thousands)	$115,437	$72,777	$42,249	$45,317	$59,886	$74,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.81%	0.74%	0.63%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.81%	0.74%	0.63%	0.53%
Ratio of Net Investment Income/(Loss)	1.61%	2.07%	1.54%	1.02%	2.27%	1.58%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.48	$43.10	$32.48	$30.41	$31.78	$31.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.47	0.27	0.11	0.44	0.26
Net realized and unrealized gain/(loss)	8.57	(9.90)	10.48	2.45	(1.72)	0.34
Total from Investment Operations	8.70	(9.43)	10.75	2.56	(1.28)	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.19)	(0.13)	(0.49)	(0.09)	(0.42)
Total Dividends and Distributions	(0.37)	(0.19)	(0.13)	(0.49)	(0.09)	(0.42)
Net Asset Value, End of Period	$41.81	$33.48	$43.10	$32.48	$30.41	$31.78
Total Return*	26.07%	(21.97)%	33.12%	8.37%	(4.00)%	1.88%
Net Assets, End of Period (in thousands)	$22,620	$18,008	$24,155	$21,288	$24,381	$30,258
Average Net Assets for the Period (in thousands)	$21,333	$22,449	$24,617	$22,679	$25,588	$34,353
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.56%	1.56%	1.49%	1.39%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.56%	1.56%	1.49%	1.39%	1.27%
Ratio of Net Investment Income/(Loss)	0.64%	1.16%	0.66%	0.35%	1.50%	0.81%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.77	$43.48	$32.77	$30.67	$32.08	$31.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.59	0.38	0.19	0.53	0.35
Net realized and unrealized gain/(loss)	8.66	(10.00)	10.55	2.48	(1.75)	0.34
Total from Investment Operations	8.83	(9.41)	10.93	2.67	(1.22)	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.30)	(0.22)	(0.57)	(0.19)	(0.50)
Total Dividends and Distributions	(0.48)	(0.30)	(0.22)	(0.57)	(0.19)	(0.50)
Net Asset Value, End of Period	$42.12	$33.77	$43.48	$32.77	$30.67	$32.08
Total Return*	26.24%	(21.77)%	33.43%	8.64%	(3.74)%	2.16%
Net Assets, End of Period (in thousands)	$122,320	$101,257	$130,076	$107,722	$118,308	$143,500
Average Net Assets for the Period (in thousands)	$117,071	$122,666	$127,073	$109,624	$125,646	$158,138
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.31%	1.31%	1.23%	1.13%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.31%	1.31%	1.23%	1.13%	1.02%
Ratio of Net Investment Income/(Loss)	0.88%	1.43%	0.92%	0.62%	1.77%	1.06%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.81	$43.53	$32.80	$30.70	$32.14	$31.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.69	0.49	0.27	0.60	0.43
Net realized and unrealized gain/(loss)	8.66	(9.99)	10.56	2.49	(1.76)	0.34
Total from Investment Operations	8.89	(9.30)	11.05	2.76	(1.16)	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.42)	(0.32)	(0.66)	(0.28)	(0.58)
Total Dividends and Distributions	(0.59)	(0.42)	(0.32)	(0.66)	(0.28)	(0.58)
Net Asset Value, End of Period	$42.11	$33.81	$43.53	$32.80	$30.70	$32.14
Total Return*	26.40%	(21.56)%	33.78%	8.93%	(3.51)%	2.40%
Net Assets, End of Period (in thousands)	$524,867	$399,703	$534,168	$411,807	$444,252	$532,840
Average Net Assets for the Period (in thousands)	$475,617	$499,214	$511,140	$422,347	$462,499	$589,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.05%	1.05%	0.98%	0.88%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.05%	0.97%	0.87%	0.77%
Ratio of Net Investment Income/(Loss)	1.18%	1.68%	1.19%	0.88%	2.03%	1.32%
Portfolio Turnover Rate	15%	32%	27%	18%	22%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

Janus Investment Fund	23

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

24	MARCH 31, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one

26	MARCH 31, 2023

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Janus Investment Fund	27

Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is

28	MARCH 31, 2023

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Notes to Financial Statements (Unaudited)

delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.75%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is

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Notes to Financial Statements (Unaudited)

reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

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Notes to Financial Statements (Unaudited)

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $2,413.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no

Janus Investment Fund	31

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Notes to Financial Statements (Unaudited)

unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	32	2
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $12,486,479 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2022, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2022
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(174,056,974)	$(1,347,187,852)	$(1,521,244,826)

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Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,199,762,893	$ 422,085,664	$(54,065,535)	$ 368,020,129

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	116,015	$ 4,810,345	150,131	$ 5,617,275
Reinvested dividends and distributions	5,978	237,997	3,517	148,824
Shares repurchased	(72,379)	(2,911,989)	(77,473)	(3,142,324)
Net Increase/(Decrease)	49,614	$ 2,136,353	76,175	$ 2,623,775
Class C Shares:
Shares sold	61,522	$ 2,425,778	36,815	$ 1,473,830
Reinvested dividends and distributions	672	26,327	-	-
Shares repurchased	(35,583)	(1,464,993)	(8,855)	(362,899)
Net Increase/(Decrease)	26,611	$ 987,112	27,960	$ 1,110,931
Class D Shares:
Shares sold	167,822	$ 6,849,388	295,417	$ 12,439,513
Reinvested dividends and distributions	230,818	9,085,002	169,001	7,069,316
Shares repurchased	(546,038)	(21,821,321)	(1,540,034)	(63,194,526)
Net Increase/(Decrease)	(147,398)	$ (5,886,931)	(1,075,616)	$ (43,685,697)
Class I Shares:
Shares sold	12,713,741	$517,769,864	11,619,053	$468,755,843
Reinvested dividends and distributions	286,787	11,319,469	99,055	4,156,347
Shares repurchased	(3,479,297)	(138,384,218)	(3,155,471)	(124,372,209)
Net Increase/(Decrease)	9,521,231	$390,705,115	8,562,637	$348,539,981
Class N Shares:
Shares sold	1,734,638	$ 68,902,986	979,538	$ 41,252,029
Reinvested dividends and distributions	51,130	2,006,853	18,317	764,172
Shares repurchased	(265,226)	(10,672,104)	(322,727)	(13,297,113)
Net Increase/(Decrease)	1,520,542	$ 60,237,735	675,128	$ 28,719,088
Class R Shares:
Shares sold	51,358	$ 2,072,691	99,343	$ 4,051,490
Reinvested dividends and distributions	5,082	199,263	2,475	103,109
Shares repurchased	(53,365)	(2,149,444)	(124,408)	(5,085,754)
Net Increase/(Decrease)	3,075	$ 122,510	(22,590)	$ (931,155)
Class S Shares:
Shares sold	194,836	$ 7,823,370	481,312	$ 19,583,450
Reinvested dividends and distributions	35,677	1,408,178	21,616	906,569
Shares repurchased	(325,085)	(12,949,557)	(496,046)	(20,486,797)
Net Increase/(Decrease)	(94,572)	$ (3,718,009)	6,882	$ 3,222
Class T Shares:
Shares sold	1,211,213	$ 50,053,695	990,010	$ 41,112,070
Reinvested dividends and distributions	171,986	6,781,400	118,113	4,948,931
Shares repurchased	(742,194)	(29,454,823)	(1,556,278)	(63,923,032)
Net Increase/(Decrease)	641,005	$ 27,380,272	(448,155)	$ (17,862,031)

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Janus Henderson Overseas Fund

Notes to Financial Statements (Unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$715,610,605	$ 299,268,829	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Overseas Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	37

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	39

Janus Henderson Overseas Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	41

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	43

Janus Henderson Overseas Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

44	MARCH 31, 2023

Janus Henderson Overseas Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Overseas Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

46	MARCH 31, 2023

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	47

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

48	MARCH 31, 2023

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93050 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Research Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Team-Based Approach Led by Matthew Peron, Director of Research

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	3.82%	1.18%	Atlassian Corp - Class A	1.36%	-0.66%
Tesla Inc	0.79%	1.01%	Rivian Automotive Inc - Class A	0.35%	-0.40%
Booking Holdings Inc	2.36%	0.73%	Constellation Brands Inc - Class A	1.51%	-0.30%
ASML Holding NV	1.69%	0.64%	CoStar Group Inc	1.21%	-0.18%
Advanced Micro Devices Inc	1.43%	0.33%	Olaplex Holdings Inc	0.13%	-0.17%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	1.63%	38.42%	38.86%
	Consumer	1.40%	18.46%	18.23%
	Industrials	0.93%	11.29%	11.32%
	Financials	0.12%	8.57%	8.55%
	Energy	0.05%	1.54%	1.67%

	3 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communications	-0.53%	8.82%	8.81%
	Healthcare	-0.15%	12.70%	12.55%
	Other**	0.02%	0.20%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.6%
Apple Inc
Technology Hardware, Storage & Peripherals	7.4%
Alphabet Inc - Class C
Interactive Media & Services	5.7%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	5.2%
Amazon.com Inc
Multiline Retail	4.7%
34.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Private Placements	0.0%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	19.87%	-11.02%	10.43%	12.16%	10.87%	0.84%	0.84%
Class A Shares at MOP	12.97%	-16.13%	9.13%	11.50%	10.65%
Class C Shares at NAV	19.30%	-11.75%	9.65%	11.36%	10.09%	1.62%	1.62%
Class C Shares at CDSC	18.30%	-12.63%	9.65%	11.36%	10.09%
Class D Shares	19.99%	-10.84%	10.65%	12.38%	11.10%	0.64%	0.64%
Class I Shares	19.99%	-10.81%	10.71%	12.46%	11.14%	0.59%	0.59%
Class N Shares	20.06%	-10.73%	10.80%	12.55%	11.15%	0.52%	0.52%
Class R Shares	19.60%	-11.41%	9.94%	11.72%	10.57%	1.34%	1.29%
Class S Shares	19.76%	-11.18%	10.24%	11.99%	10.71%	1.04%	1.04%
Class T Shares	19.94%	-10.92%	10.54%	12.29%	11.06%	0.77%	0.77%
Russell 1000 Growth Index	16.88%	-10.90%	13.66%	14.59%	10.06%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	9.86%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	436/1,256	530/1,129	512/1,037	24/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 27, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,198.70	$4.44	$1,000.00	$1,020.89	$4.08	0.81%
Class C Shares	$1,000.00	$1,193.00	$9.79	$1,000.00	$1,016.01	$9.00	1.79%
Class D Shares	$1,000.00	$1,199.90	$3.35	$1,000.00	$1,021.89	$3.07	0.61%
Class I Shares	$1,000.00	$1,199.90	$3.13	$1,000.00	$1,022.09	$2.87	0.57%
Class N Shares	$1,000.00	$1,200.60	$2.63	$1,000.00	$1,022.54	$2.42	0.48%
Class R Shares	$1,000.00	$1,196.00	$6.84	$1,000.00	$1,018.70	$6.29	1.25%
Class S Shares	$1,000.00	$1,197.60	$5.48	$1,000.00	$1,019.95	$5.04	1.00%
Class T Shares	$1,000.00	$1,199.40	$3.89	$1,000.00	$1,021.39	$3.58	0.71%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 99.9%
Aerospace & Defense – 1.9%
General Dynamics Corp	622,170	$141,985,416
Howmet Aerospace Inc	3,755,644	159,126,636
		301,112,052
Air Freight & Logistics – 2.5%
United Parcel Service Inc	2,061,352	399,881,674
Automobiles – 1.0%
Rivian Automotive Inc - Class A*	2,351,114	36,395,245
Tesla Inc*	626,275	129,927,011
		166,322,256
Beverages – 2.0%
Constellation Brands Inc - Class A	933,812	210,938,793
Monster Beverage Corp	2,015,402	108,851,862
		319,790,655
Biotechnology – 4.3%
AbbVie Inc	1,506,566	240,101,423
Amgen Inc	268,450	64,897,787
Argenx SE (ADR)*	140,832	52,471,187
Regeneron Pharmaceuticals Inc*	65,316	53,668,198
Sarepta Therapeutics Inc*	676,485	93,239,927
United Therapeutics Corp*	376,534	84,328,555
Vertex Pharmaceuticals Inc*	294,423	92,763,855
		681,470,932
Capital Markets – 1.4%
Blackstone Group Inc	960,626	84,381,388
Charles Schwab Corp	1,612,532	84,464,426
LPL Financial Holdings Inc	242,319	49,045,366
		217,891,180
Chemicals – 0.5%
Sherwin-Williams Co	359,469	80,797,847
Diversified Financial Services – 6.0%
Apollo Global Management Inc	1,248,699	78,867,829
Fidelity National Information Services Inc	326,614	17,744,939
Global Payments Inc	232,921	24,512,606
Mastercard Inc	1,162,792	422,570,241
Visa Inc	1,830,101	412,614,571
		956,310,186
Electronic Equipment, Instruments & Components – 0.4%
Keysight Technologies Inc*	384,933	62,158,981
Energy Equipment & Services – 0.2%
Atlas Energy Solutions Inc - Class A*,#	1,780,960	30,329,749
Entertainment – 1.2%
Liberty Media Corp-Liberty Formula One*	2,618,731	195,959,641
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	979,140	99,147,716
Edwards Lifesciences Corp*	998,711	82,623,361
		181,771,077
Health Care Providers & Services – 2.6%
Centene Corp*	671,736	42,460,433
UnitedHealth Group Inc	777,861	367,609,330
		410,069,763
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	138,799	368,151,856
Caesars Entertainment Inc*	1,035,039	50,520,254
Chipotle Mexican Grill Inc*	78,093	133,405,491
		552,077,601
Household Products – 1.6%
Procter & Gamble Co	1,730,667	257,332,876

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services – 0.3%
Snowflake Inc - Class A*	293,557	$45,292,909
Insurance – 0.6%
Aon PLC - Class A	283,675	89,439,891
Interactive Media & Services – 5.7%
Alphabet Inc - Class C*	8,665,240	901,184,960
Life Sciences Tools & Services – 1.1%
Danaher Corp	277,102	69,840,788
Illumina Inc*	167,323	38,910,964
Thermo Fisher Scientific Inc	107,243	61,811,648
		170,563,400
Machinery – 2.4%
Deere & Co	628,012	259,293,595
Ingersoll Rand Inc	2,231,045	129,802,198
		389,095,793
Multiline Retail – 4.7%
Amazon.com Inc*	7,261,295	750,019,160
Oil, Gas & Consumable Fuels – 1.3%
EOG Resources Inc	1,751,268	200,747,851
Personal Products – 0.1%
Olaplex Holdings Inc*	3,475,713	14,841,294
Pharmaceuticals – 2.8%
AstraZeneca PLC (ADR)	1,713,250	118,916,682
Eli Lilly & Co	373,573	128,292,440
Merck & Co Inc	1,346,428	143,246,475
Novartis AG (ADR)	677,993	62,375,356
		452,830,953
Professional Services – 1.0%
CoStar Group Inc*	2,188,401	150,671,409
Road & Rail – 2.0%
JB Hunt Transport Services Inc	611,632	107,316,951
TFI International Inc	932,904	111,286,118
Uber Technologies Inc*	3,326,869	105,461,747
		324,064,816
Semiconductor & Semiconductor Equipment – 12.9%
Advanced Micro Devices Inc*	2,881,503	282,416,109
ASML Holding NV	409,431	278,703,776
KLA Corp	336,383	134,274,002
Lam Research Corp	482,227	255,638,177
Lattice Semiconductor Corp*	338,326	32,310,133
Marvell Technology Inc	930,418	40,287,099
NVIDIA Corp	2,983,770	828,801,793
ON Semiconductor Corp*	1,073,856	88,399,826
Texas Instruments Inc	652,228	121,320,930
		2,062,151,845
Software – 20.2%
Adobe Inc*	597,116	230,110,593
Atlassian Corp - Class A*	900,700	154,172,819
Autodesk Inc*	354,366	73,764,827
Cadence Design Systems Inc*	975,308	204,902,458
Microsoft Corp	6,432,369	1,854,451,983
Palo Alto Networks Inc*	460,752	92,030,604
ServiceNow Inc*	293,152	136,233,597
Synopsys Inc*	481,723	186,065,509
Tyler Technologies Inc*	128,980	45,741,467
Workday Inc - Class A*	1,160,524	239,694,627
		3,217,168,484
Specialized Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp	249,792	51,042,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail – 2.7%
O'Reilly Automotive Inc*	264,141	$224,250,426
TJX Cos Inc	2,708,246	212,218,157
		436,468,583
Technology Hardware, Storage & Peripherals – 7.4%
Apple Inc	7,167,006	1,181,839,289
Textiles, Apparel & Luxury Goods – 1.9%
Deckers Outdoor Corp*	262,250	117,894,487
NIKE Inc - Class B	1,552,429	190,389,893
		308,284,380
Trading Companies & Distributors – 0.8%
Ferguson PLC	976,413	130,595,239
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	1,666,818	241,421,919
Total Common Stocks (cost $9,673,467,521)		15,931,001,142
Private Placements– 0%
Health Care Equipment & Supplies – 0%
MedicaMetrix Inc*,¢,£,§((cost $3,000,000)	2,727,273	3
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	4,754,267	4,754,267
Time Deposits – 0%
Royal Bank of Canada, 4.8000%, 4/3/23	$1,188,567	1,188,567
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,942,834)		5,942,834
Total Investments (total cost $9,682,410,355) – 99.9%		15,936,943,979
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		8,700,283
Net Assets – 100%		$15,945,644,262

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,313,190,860	96.1%
Netherlands	278,703,776	1.8
United Kingdom	118,916,682	0.7
Canada	111,286,118	0.7
Switzerland	62,375,356	0.4
Belgium	52,471,187	0.3

Total	$15,936,943,979	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Private Placements - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc*,¢,§	$-	$-	$-	$3
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	379,041	1,313	-	-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	23,645∆	-	-	4,754,267
Total Affiliated Investments - 0.0%	$402,686	$1,313	$-	$4,754,270

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Private Placements - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc*,¢,§	3	-	-	3
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	13,038,186	377,464,257	(390,503,756)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	1,275,965	130,440,623	(126,962,321)	4,754,267

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$5,791,120	$—	$(5,791,120)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of March 31, 2023.
#	Loaned security; a portion of the security is on loan at March 31, 2023.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $3, which represents 0.0% of net assets.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
MedicaMetrix Inc	1/26/21	$3,000,000	$3	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$15,931,001,142	$-	$-
Private Placements	-	-	3
Investments Purchased with Cash Collateral from Securities Lending	-	5,942,834	-
Total Assets	$15,931,001,142	$5,942,834	$3

10	MARCH 31, 2023

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Assets:
Unaffiliated investments, at value (cost $9,674,656,088)(1)	$15,932,189,709
Affiliated investments, at value (cost $7,754,267)	4,754,270
Trustees' deferred compensation	394,572
Receivables:
Investments sold	35,825,988
Dividends	4,121,702
Fund shares sold	2,186,545
Foreign tax reclaims	498,964
Dividends from affiliates	51,193
Other assets	145,883
Total Assets	15,980,168,826
Liabilities:
Due to custodian	2,342,472
Collateral for securities loaned (Note 2)	5,942,834
Payables:	—
Investments purchased	10,978,589
Advisory fees	6,631,713
Fund shares repurchased	5,082,926
Transfer agent fees and expenses	2,209,116
Trustees' deferred compensation fees	394,572
Trustees' fees and expenses	98,332
Professional fees	38,225
Affiliated fund administration fees payable	34,420
12b-1 Distribution and shareholder servicing fees	21,417
Custodian fees	17,309
Accrued expenses and other payables	732,639
Total Liabilities	34,524,564
Net Assets	$15,945,644,262

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,683,043,823
Total distributable earnings (loss)	6,262,600,439
Total Net Assets	$15,945,644,262
Net Assets - Class A Shares	$41,484,565
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	776,406
Net Asset Value Per Share(2)	$53.43
Maximum Offering Price Per Share(3)	$56.69
Net Assets - Class C Shares	$7,943,372
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	167,788
Net Asset Value Per Share(2)	$47.34
Net Assets - Class D Shares	$11,657,456,381
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	215,411,098
Net Asset Value Per Share	$54.12
Net Assets - Class I Shares	$349,208,953
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,466,326
Net Asset Value Per Share	$54.00
Net Assets - Class N Shares	$338,430,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,262,724
Net Asset Value Per Share	$54.04
Net Assets - Class R Shares	$3,198,454
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,898
Net Asset Value Per Share	$52.52
Net Assets - Class S Shares	$18,801,562
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	361,234
Net Asset Value Per Share	$52.05
Net Assets - Class T Shares	$3,529,120,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,237,627
Net Asset Value Per Share	$54.10

(1) Includes $5,791,120 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$75,365,354
Dividends from affiliates	379,041
Affiliated securities lending income, net	23,645
Unaffiliated securities lending income, net	6,530
Other income	117
Foreign tax withheld	(621,212)
Total Investment Income	75,153,475
Expenses:
Advisory fees	34,025,436
12b-1 Distribution and shareholder servicing fees:
Class A Shares	48,322
Class C Shares	49,380
Class R Shares	7,611
Class S Shares	22,770
Transfer agent administrative fees and expenses:
Class D Shares	6,352,916
Class R Shares	3,852
Class S Shares	22,942
Class T Shares	4,077,971
Transfer agent networking and omnibus fees:
Class A Shares	12,105
Class C Shares	3,773
Class I Shares	129,491
Other transfer agent fees and expenses:
Class A Shares	1,358
Class C Shares	204
Class D Shares	520,724
Class I Shares	8,981
Class N Shares	6,619
Class R Shares	29
Class S Shares	1,427
Class T Shares	13,234
Shareholder reports expense	439,472
Trustees’ fees and expenses	218,139
Affiliated fund administration fees	184,121
Registration fees	99,804
Professional fees	94,062
Custodian fees	62,942
Other expenses	437,902
Total Expenses	46,845,587
Less: Excess Expense Reimbursement and Waivers	(330,766)
Net Expenses	46,514,821
Net Investment Income/(Loss)	28,638,654

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$38,461,303
Investments in affiliates	1,313
Total Net Realized Gain/(Loss) on Investments	38,462,616
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	2,627,243,142
Total Change in Unrealized Net Appreciation/Depreciation	2,627,243,142
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,694,344,412

See Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$28,638,654	$1,821,436
Net realized gain/(loss) on investments	38,462,616	156,764,212
Change in unrealized net appreciation/depreciation	2,627,243,142	(5,572,729,768)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,694,344,412	(5,414,144,120)
Dividends and Distributions to Shareholders:
Class A Shares	(90,957)	(6,911,925)
Class C Shares	(22,695)	(2,088,374)
Class D Shares	(44,917,697)	(1,802,485,719)
Class I Shares	(1,571,320)	(55,752,162)
Class N Shares	(1,852,697)	(53,166,280)
Class R Shares	(7,488)	(537,126)
Class S Shares	(43,861)	(3,541,069)
Class T Shares	(8,746,211)	(562,781,567)
Net Decrease from Dividends and Distributions to Shareholders	(57,252,926)	(2,487,264,222)
Capital Share Transactions:
Class A Shares	(1,960,775)	4,554,902
Class C Shares	(2,014,139)	(1,479,412)
Class D Shares	(285,148,504)	1,046,592,560
Class I Shares	(6,120,872)	24,195,712
Class N Shares	(3,037,510)	18,448,765
Class R Shares	(247,850)	382,838
Class S Shares	(3,598,227)	(453,903)
Class T Shares	(109,055,229)	250,068,736
Net Increase/(Decrease) from Capital Share Transactions	(411,183,106)	1,342,310,198
Net Increase/(Decrease) in Net Assets	2,225,908,380	(6,559,098,144)
Net Assets:
Beginning of period	13,719,735,882	20,278,834,026
End of period	$15,945,644,262	$13,719,735,882

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$44.68	$70.69	$59.31	$49.56	$53.33	$45.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.10)	(0.15)	0.06	0.14	0.08
Net realized and unrealized gain/(loss)	8.81	(17.06)	13.37	14.75	0.50	10.25
Total from Investment Operations	8.86	(17.16)	13.22	14.81	0.64	10.33
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.13)	(0.06)	(0.03)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(5.06)	(4.41)	(2.29)
Net Asset Value, End of Period	$53.43	$44.68	$70.69	$59.31	$49.56	$53.33
Total Return*	19.87%	(28.11)%	22.66%	32.14%	2.98%	23.56%
Net Assets, End of Period (in thousands)	$41,485	$36,486	$53,589	$36,300	$29,853	$28,474
Average Net Assets for the Period (in thousands)	$38,724	$48,724	$45,054	$31,223	$28,823	$26,135
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%	0.86%	0.89%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%	0.86%	0.89%	0.91%
Ratio of Net Investment Income/(Loss)	0.21%	(0.16)%	(0.22)%	0.12%	0.30%	0.17%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Research Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.79	$64.28	$54.45	$46.06	$50.18	$42.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.17)	(0.45)	(0.53)	(0.27)	(0.18)	(0.23)
Net realized and unrealized gain/(loss)	7.83	(15.19)	12.20	13.59	0.41	9.68
Total from Investment Operations	7.66	(15.64)	11.67	13.32	0.23	9.45
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Net Asset Value, End of Period	$47.34	$39.79	$64.28	$54.45	$46.06	$50.18
Total Return*	19.30%	(28.60)%	21.81%	31.20%	2.27%	22.73%
Net Assets, End of Period (in thousands)	$7,943	$8,523	$15,910	$18,502	$19,109	$27,515
Average Net Assets for the Period (in thousands)	$8,364	$12,989	$17,155	$18,763	$21,832	$26,463
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.52%	1.54%	1.55%	1.58%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.79%	1.52%	1.54%	1.55%	1.57%	1.58%
Ratio of Net Investment Income/(Loss)	(0.77)%	(0.85)%	(0.88)%	(0.57)%	(0.39)%	(0.50)%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$45.30	$71.42	$59.86	$49.98	$53.74	$45.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.02	(0.01)	0.17	0.24	0.19
Net realized and unrealized gain/(loss)	8.92	(17.29)	13.48	14.87	0.50	10.33
Total from Investment Operations	9.02	(17.27)	13.47	15.04	0.74	10.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	(0.07)	(0.23)	(0.15)	(0.12)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.20)	(8.85)	(1.91)	(5.16)	(4.50)	(2.38)
Net Asset Value, End of Period	$54.12	$45.30	$71.42	$59.86	$49.98	$53.74
Total Return*	19.99%	(27.96)%	22.89%	32.40%	3.20%	23.85%
Net Assets, End of Period (in thousands)	$11,657,456	$10,017,030	$14,715,777	$12,635,778	$10,221,640	$10,550,222
Average Net Assets for the Period (in thousands)	$10,783,566	$13,156,776	$14,113,628	$11,047,912	$9,901,606	$9,778,967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.64%	0.66%	0.66%	0.69%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.64%	0.66%	0.66%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	0.41%	0.03%	(0.02)%	0.32%	0.50%	0.39%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Research Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$45.23	$71.28	$59.74	$49.89	$53.67	$45.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.05	0.02	0.20	0.27	0.22
Net realized and unrealized gain/(loss)	8.90	(17.25)	13.46	14.84	0.48	10.32
Total from Investment Operations	9.01	(17.20)	13.48	15.04	0.75	10.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	(0.10)	(0.26)	(0.18)	(0.14)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.24)	(8.85)	(1.94)	(5.19)	(4.53)	(2.40)
Net Asset Value, End of Period	$54.00	$45.23	$71.28	$59.74	$49.89	$53.67
Total Return*	19.99%	(27.91)%	22.95%	32.47%	3.23%	23.94%
Net Assets, End of Period (in thousands)	$349,209	$298,319	$448,508	$383,533	$340,425	$387,130
Average Net Assets for the Period (in thousands)	$321,019	$396,836	$428,367	$349,367	$339,641	$382,642
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.59%	0.61%	0.60%	0.63%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%	0.61%	0.60%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	0.46%	0.08%	0.03%	0.38%	0.56%	0.45%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$45.29	$71.32	$59.75	$49.90	$53.69	$45.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.09	0.07	0.23	0.31	0.26
Net realized and unrealized gain/(loss)	8.91	(17.27)	13.47	14.85	0.47	10.31
Total from Investment Operations	9.04	(17.18)	13.54	15.08	0.78	10.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	—	(0.13)	(0.30)	(0.22)	(0.16)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.29)	(8.85)	(1.97)	(5.23)	(4.57)	(2.42)
Net Asset Value, End of Period	$54.04	$45.29	$71.32	$59.75	$49.90	$53.69
Total Return*	20.06%	(27.86)%	23.05%	32.57%	3.31%	24.02%
Net Assets, End of Period (in thousands)	$338,430	$286,346	$432,553	$394,953	$308,922	$311,140
Average Net Assets for the Period (in thousands)	$310,525	$378,504	$426,650	$350,927	$296,644	$278,339
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.48%	0.52%	0.54%	0.53%	0.55%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.48%	0.52%	0.54%	0.53%	0.54%	0.56%
Ratio of Net Investment Income/(Loss)	0.54%	0.15%	0.11%	0.45%	0.64%	0.53%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$44.02	$70.04	$59.04	$49.46	$53.37	$45.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.35)	(0.42)	(0.18)	(0.05)	(0.12)
Net realized and unrealized gain/(loss)	8.67	(16.82)	13.26	14.69	0.49	10.28
Total from Investment Operations	8.61	(17.17)	12.84	14.51	0.44	10.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Net Asset Value, End of Period	$52.52	$44.02	$70.04	$59.04	$49.46	$53.37
Total Return*	19.60%	(28.41)%	22.10%	31.48%	2.55%	23.06%
Net Assets, End of Period (in thousands)	$3,198	$2,903	$4,226	$4,269	$4,476	$5,021
Average Net Assets for the Period (in thousands)	$3,088	$3,822	$4,354	$4,322	$4,550	$4,931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.33%	1.34%	1.34%	1.30%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.27%	1.30%	1.34%	1.30%	1.33%
Ratio of Net Investment Income/(Loss)	(0.23)%	(0.60)%	(0.64)%	(0.36)%	(0.11)%	(0.25)%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.57	$69.26	$58.25	$48.72	$52.52	$44.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.20)	(0.26)	(0.03)	0.07	0.01
Net realized and unrealized gain/(loss)	8.58	(16.64)	13.11	14.49	0.48	10.10
Total from Investment Operations	8.59	(16.84)	12.85	14.46	0.55	10.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.01)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.27)
Net Asset Value, End of Period	$52.05	$43.57	$69.26	$58.25	$48.72	$52.52
Total Return*	19.76%	(28.24)%	22.43%	31.89%	2.82%	23.38%
Net Assets, End of Period (in thousands)	$18,802	$19,124	$30,909	$26,600	$33,835	$27,788
Average Net Assets for the Period (in thousands)	$18,418	$26,683	$29,786	$25,562	$28,972	$27,937
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.04%	1.05%	1.03%	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.03%	1.04%	1.03%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	0.02%	(0.35)%	(0.39)%	(0.06)%	0.14%	0.03%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$45.23	$71.39	$59.86	$49.98	$53.74	$45.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	(0.04)	(0.08)	0.11	0.20	0.14
Net realized and unrealized gain/(loss)	8.92	(17.27)	13.48	14.89	0.49	10.33
Total from Investment Operations	9.00	(17.31)	13.40	15.00	0.69	10.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.03)	(0.19)	(0.10)	(0.08)
Distributions (from capital gains)	(0.11)	(8.85)	(1.84)	(4.93)	(4.35)	(2.26)
Total Dividends and Distributions	(0.13)	(8.85)	(1.87)	(5.12)	(4.45)	(2.34)
Net Asset Value, End of Period	$54.10	$45.23	$71.39	$59.86	$49.98	$53.74
Total Return*	19.94%	(28.04)%	22.76%	32.27%	3.07%	23.74%
Net Assets, End of Period (in thousands)	$3,529,121	$3,051,003	$4,577,362	$3,940,635	$3,319,149	$3,481,882
Average Net Assets for the Period (in thousands)	$3,267,272	$4,056,851	$4,384,575	$3,505,134	$3,219,617	$3,264,878
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.77%	0.79%	0.78%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.77%	0.76%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	0.31%	(0.07)%	(0.13)%	0.22%	0.41%	0.29%
Portfolio Turnover Rate	11%	32%	31%	38%	41%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to,

24	MARCH 31, 2023

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	25

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

26	MARCH 31, 2023

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

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Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is

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Notes to Financial Statements (unaudited)

always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,791,120. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $5,942,834, resulting in the net amount due to the counterparty of $151,714.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited)

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.46%.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period ending January 27, 2023. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

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Notes to Financial Statements (unaudited)

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the

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Notes to Financial Statements (unaudited)

sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares’ average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $374.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $4.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements (unaudited)

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $11,160,573 in sales, resulting in a net realized loss of $700,297. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,714,640,247	$6,735,200,682	$(512,896,950)	$ 6,222,303,732

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	119,393	$ 5,842,666	175,606	$ 10,649,895
Reinvested dividends and distributions	1,743	81,942	95,791	6,169,874
Shares repurchased	(161,285)	(7,885,383)	(212,938)	(12,264,867)
Net Increase/(Decrease)	(40,149)	$ (1,960,775)	58,459	$ 4,554,902
Class C Shares:
Shares sold	8,542	$ 369,153	9,627	$ 570,670
Reinvested dividends and distributions	532	22,223	35,103	2,024,369
Shares repurchased	(55,471)	(2,405,515)	(78,041)	(4,074,451)
Net Increase/(Decrease)	(46,397)	$ (2,014,139)	(33,311)	$ (1,479,412)
Class D Shares:
Shares sold	1,231,849	$ 60,706,979	2,832,009	$ 171,231,315
Reinvested dividends and distributions	903,656	43,004,989	26,529,687	1,729,735,563
Shares repurchased	(7,865,666)	(388,860,472)	(14,276,695)	(854,374,318)
Net Increase/(Decrease)	(5,730,161)	$(285,148,504)	15,085,001	$1,046,592,560
Class I Shares:
Shares sold	708,436	$ 35,045,696	1,299,315	$ 76,937,896
Reinvested dividends and distributions	30,850	1,464,759	795,671	51,774,306
Shares repurchased	(869,280)	(42,631,327)	(1,790,464)	(104,516,490)
Net Increase/(Decrease)	(129,994)	$ (6,120,872)	304,522	$ 24,195,712
Class N Shares:
Shares sold	299,993	$ 14,917,824	544,068	$ 32,790,860
Reinvested dividends and distributions	38,960	1,850,588	815,570	53,109,893
Shares repurchased	(399,190)	(19,805,922)	(1,101,554)	(67,451,988)
Net Increase/(Decrease)	(60,237)	$ (3,037,510)	258,084	$ 18,448,765
Class R Shares:
Shares sold	1,389	$ 67,060	9,779	$ 536,087
Reinvested dividends and distributions	160	7,408	8,356	532,028
Shares repurchased	(6,600)	(322,318)	(12,520)	(685,277)
Net Increase/(Decrease)	(5,051)	$ (247,850)	5,615	$ 382,838
Class S Shares:
Shares sold	10,722	$ 508,861	95,521	$ 5,406,583
Reinvested dividends and distributions	955	43,737	56,135	3,531,423
Shares repurchased	(89,373)	(4,150,825)	(158,984)	(9,391,909)
Net Increase/(Decrease)	(77,696)	$ (3,598,227)	(7,328)	$ (453,903)
Class T Shares:
Shares sold	2,399,843	$ 118,928,446	4,935,340	$ 301,385,804
Reinvested dividends and distributions	180,157	8,571,880	8,407,226	547,814,842
Shares repurchased	(4,796,096)	(236,555,555)	(10,007,466)	(599,131,910)
Net Increase/(Decrease)	(2,216,096)	$(109,055,229)	3,335,100	$ 250,068,736

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,580,789,468	$2,042,768,230	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

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• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

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Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

44	MARCH 31, 2023

Janus Henderson Research Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

Janus Investment Fund	45

Janus Henderson Research Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

46	MARCH 31, 2023

Janus Henderson Research Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

Janus Investment Fund	47

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

48	MARCH 31, 2023

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

Janus Investment Fund	49

Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2023

Janus Henderson Research Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson Research Fund

Notes

NotesPage2

52	MARCH 31, 2023

Janus Henderson Research Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93053 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Triton Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

Janus Henderson Triton Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Axon Enterprise Inc	1.43%	0.61%	National Vision Holdings Inc	0.86%	-0.40%
Blackbaud Inc	1.54%	0.54%	P3 Health Partners Inc	0.24%	-0.38%
Rentokil Initial PLC (ADR)	2.28%	0.54%	Catalent Inc	1.82%	-0.34%
ON Semiconductor Corp	2.12%	0.44%	Leslie's Inc	0.81%	-0.32%
OSI Systems Inc	1.53%	0.43%	Wolfspeed Inc	0.45%	-0.31%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	2.40%	22.21%	18.83%
	Information Technology	2.24%	25.48%	22.02%
	Industrials	1.08%	19.22%	18.69%
	Energy	0.47%	2.13%	5.92%
	Real Estate	0.05%	0.78%	2.59%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.33%	7.27%	12.54%
	Materials	-0.54%	6.58%	5.14%
	Financials	-0.41%	6.74%	7.20%
	Consumer Staples	-0.36%	5.02%	3.90%
	Communication Services	-0.23%	2.23%	1.90%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Rentokil Initial PLC (ADR)
Commercial Services & Supplies	2.4%
Catalent Inc
Pharmaceuticals	2.2%
Crown Holdings Inc
Containers & Packaging	2.1%
SS&C Technologies Holdings Inc
Professional Services	2.0%
ON Semiconductor Corp
Semiconductor & Semiconductor Equipment	1.9%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	2.4%
Private Placements	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Warrants	0.0%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Triton Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	14.03%	-10.54%	5.05%	9.84%	10.81%	1.30%
Class A Shares at MOP	7.49%	-15.68%	3.82%	9.19%	10.45%
Class C Shares at NAV	13.80%	-10.90%	4.49%	9.19%	10.09%	1.74%
Class C Shares at CDSC	12.80%	-11.73%	4.49%	9.19%	10.09%
Class D Shares	14.21%	-10.25%	5.39%	10.19%	11.10%	0.79%
Class I Shares	14.22%	-10.24%	5.42%	10.23%	11.16%	0.76%
Class N Shares	14.32%	-10.10%	5.53%	10.34%	11.18%	0.66%
Class R Shares	13.88%	-10.78%	4.74%	9.52%	10.46%	1.42%
Class S Shares	13.98%	-10.56%	5.00%	9.79%	10.71%	1.16%
Class T Shares	14.19%	-10.34%	5.28%	10.07%	11.02%	0.91%
Russell 2500 Growth Index	11.57%	-10.35%	6.82%	10.05%	9.06%
Russell 2000 Growth Index	10.46%	-10.60%	4.26%	8.49%	7.87%
Morningstar Quartile - Class T Shares	-	2nd	4th	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	229/613	442/576	198/533	11/439

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Triton Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,140.30	$6.03	$1,000.00	$1,019.30	$5.69	1.13%
Class C Shares	$1,000.00	$1,138.00	$8.16	$1,000.00	$1,017.30	$7.70	1.53%
Class D Shares	$1,000.00	$1,142.10	$4.33	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$1,142.20	$4.17	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,143.20	$3.58	$1,000.00	$1,021.59	$3.38	0.67%
Class R Shares	$1,000.00	$1,138.80	$7.52	$1,000.00	$1,017.90	$7.09	1.41%
Class S Shares	$1,000.00	$1,139.80	$6.24	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$1,141.90	$4.86	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.3%
Aerospace & Defense – 1.6%
Axon Enterprise Inc*	501,666	$112,799,600
Auto Components – 1.2%
Fox Factory Holding Corp*	347,181	42,137,358
Quantumscape Corp*,#	1,293,635	10,581,934
Visteon Corp*	195,200	30,613,216
		83,332,508
Automobiles – 0.5%
Thor Industries Inc	469,665	37,404,121
Banks – 0.2%
Cullen/Frost Bankers Inc	141,458	14,901,186
Biotechnology – 6.3%
Abcam PLC (ADR)*	2,325,256	31,297,946
Akero Therapeutics Inc*	327,062	12,513,392
Apellis Pharmaceuticals Inc*	696,227	45,923,133
Arrowhead Pharmaceuticals Inc*	503,310	12,784,074
Ascendis Pharma A/S (ADR)*	355,464	38,112,850
Eagle Pharmaceuticals Inc/DE*,£	712,558	20,215,270
IVERIC bio Inc*	1,196,042	29,099,702
Legend Biotech Corp (ADR)*	320,301	15,444,914
Neurocrine Biosciences Inc*	540,872	54,747,064
Prothena Corp PLC*	265,780	12,882,357
Sarepta Therapeutics Inc*	581,304	80,121,130
Travere Therapeutics Inc*	1,539,744	34,628,843
Vaxcyte Inc*	1,735,023	65,028,662
		452,799,337
Building Products – 1.6%
Carlisle Cos Inc	273,659	61,866,090
Zurn Water Solutions Corp	2,554,863	54,571,874
		116,437,964
Capital Markets – 2.8%
Cboe Global Markets Inc	749,347	100,592,341
LPL Financial Holdings Inc	487,076	98,584,182
		199,176,523
Chemicals – 1.8%
Sensient Technologies Corp	1,708,055	130,768,691
Commercial Services & Supplies – 4.9%
Brady Corp	1,610,863	86,551,669
Clean Harbors Inc*	260,469	37,132,461
Driven Brands Holdings Inc*	1,943,156	58,897,058
Rentokil Initial PLC (ADR)	4,679,138	170,835,328
		353,416,516
Construction Materials – 1.2%
Summit Materials Inc	2,961,079	84,361,141
Containers & Packaging – 3.4%
Crown Holdings Inc	1,838,234	152,040,334
Sealed Air Corp	2,039,827	93,648,458
		245,688,792
Diversified Consumer Services – 0.3%
Mister Car Wash Inc*	2,471,947	21,308,183
Diversified Financial Services – 3.8%
Euronet Worldwide Inc*	879,206	98,383,151
Walker & Dunlop Inc	956,196	72,833,449
WEX Inc*	539,247	99,162,131
		270,378,731
Diversified Telecommunication Services – 0.1%
AST SpaceMobile Inc*	1,670,199	8,484,611
Electric Utilities – 0.6%
NRG Energy Inc	1,174,049	40,258,140

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electrical Equipment – 2.8%
Amprius Technologies Inc*,#	943,535	$8,218,190
EnerSys	845,374	73,446,093
NEXTracker Inc - Class A*,#	513,523	18,620,344
Regal Beloit Corp	517,096	72,770,920
Stem Inc*	1,100,279	6,238,582
Wallbox NV*	3,607,555	17,640,944
		196,935,073
Electronic Equipment, Instruments & Components – 6.5%
Flex Ltd*	3,009,231	69,242,405
Itron Inc*	460,116	25,513,432
Mirion Technologies Inc*,£	10,101,708	86,268,586
National Instruments Corp	959,578	50,291,483
OSI Systems Inc*,£	1,196,316	122,454,906
Teledyne Technologies Inc*	250,512	112,069,048
		465,839,860
Energy Equipment & Services – 0.6%
Helmerich & Payne Inc	1,187,895	42,467,246
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	285,239	61,742,834
Grocery Outlet Holding Corp*	1,232,726	34,836,837
		96,579,671
Food Products – 3.7%
Hostess Brands Inc*	4,156,842	103,422,229
Premium Brands Holdings Corp#	962,497	71,220,362
Simply Good Foods Co*	2,239,066	89,047,655
		263,690,246
Health Care Equipment & Supplies – 8.5%
Glaukos Corp*,#	1,040,179	52,112,968
Globus Medical Inc*	1,508,074	85,417,311
ICU Medical Inc*	503,933	83,128,788
Integra LifeSciences Holdings Corp*	983,215	56,446,373
iRhythm Technologies Inc*	433,241	53,734,881
Lantheus Holdings Inc*	485,891	40,115,161
Neogen Corp*	1,741,486	32,252,321
QuidelOrtho Corp*	339,522	30,248,015
Shockwave Medical Inc*	143,704	31,159,338
STERIS PLC	402,789	77,045,480
Tandem Diabetes Care Inc*	511,474	20,770,959
Teleflex Inc	168,338	42,641,699
		605,073,294
Health Care Providers & Services – 1.9%
Agiliti Inc*	3,707,172	59,240,609
HealthEquity Inc*	760,733	44,662,634
NeoGenomics Inc*	1,529,753	26,633,000
P3 Health Partners Inc*,£	5,398,408	5,722,312
		136,258,555
Hotels, Restaurants & Leisure – 1.7%
Churchill Downs Inc	216,192	55,572,154
Wendy's Co	2,894,078	63,033,019
		118,605,173
Household Durables – 0.3%
Helen of Troy Ltd*	212,962	20,267,594
Insurance – 0.7%
Axis Capital Holdings Ltd	368,952	20,115,263
Selective Insurance Group Inc	290,937	27,735,024
		47,850,287
Interactive Media & Services – 1.6%
Ziff Davis Inc*	1,449,131	113,104,675

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Life Sciences Tools & Services – 3.0%
Azenta Inc*	677,225	$30,217,779
Bio-Techne Corp	603,632	44,783,458
Bruker Corp	913,915	72,053,059
OmniAb Inc*,#	4,399,802	16,191,271
OmniAb Inc - 12.5 Earnout*,¢	340,494	0
OmniAb Inc - 15 Earnout*,¢	340,494	0
PerkinElmer Inc	361,928	48,230,525
		211,476,092
Machinery – 4.0%
Desktop Metal Inc - Class A*	6,227,980	14,324,354
Donaldson Co Inc	1,162,900	75,983,886
Gates Industrial Corp PLC*	4,819,863	66,947,897
ITT Inc	834,656	72,030,813
Nordson Corp	234,491	52,117,970
Xos Inc*	1,528,726	802,581
		282,207,501
Media – 0.4%
Cable One Inc	43,181	30,313,062
Multiline Retail – 0.5%
Etsy Inc*	321,306	35,770,997
Oil, Gas & Consumable Fuels – 1.5%
Magnolia Oil & Gas Corp	3,041,158	66,540,537
PDC Energy Inc	641,404	41,165,309
		107,705,846
Pharmaceuticals – 3.2%
Catalent Inc*	2,354,464	154,711,829
CymaBay Therapeutics Inc*	1,193,958	10,411,314
Ligand Pharmaceuticals Inc*,£	897,906	66,049,965
		231,173,108
Professional Services – 8.3%
Alight Inc - Class A*	12,542,944	115,520,514
Broadridge Financial Solutions Inc	630,204	92,369,000
Clarivate Analytics PLC*	5,806,571	54,523,702
MAXIMUS Inc	1,163,202	91,543,997
SS&C Technologies Holdings Inc	2,537,944	143,317,698
TriNet Group Inc*	1,152,140	92,874,005
		590,148,916
Road & Rail – 1.3%
Saia Inc*	334,441	90,994,707
Semiconductor & Semiconductor Equipment – 3.4%
Entegris Inc	650,275	53,329,053
MACOM Technology Solutions Holdings Inc*	531,470	37,649,335
ON Semiconductor Corp*	1,626,236	133,871,748
Wolfspeed Inc*	327,809	21,291,195
		246,141,331
Software – 9.7%
Altair Engineering Inc*	863,047	62,234,319
Aspen Technology Inc*	203,626	46,603,883
Blackbaud Inc*	1,875,343	129,961,270
Ceridian HCM Holding Inc*	531,481	38,915,039
Clearwater Analytics Holdings Inc - Class A*	1,460,677	23,312,405
Consensus Cloud Solutions Inc*	703,228	23,973,043
Dynatrace Inc*	1,901,578	80,436,749
Envestnet Inc*	959,377	56,286,649
LiveRamp Holdings Inc*	2,165,441	47,488,121
NCR Corp*	1,657,219	39,093,796
Nice Ltd (ADR)*	202,092	46,256,838
Pagerduty Inc*	2,716,736	95,031,425
		689,593,537

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 0.8%
Lamar Advertising Co	576,730	$57,609,560
Specialty Retail – 1.3%
Leslie's Inc*	4,574,957	50,370,277
Williams-Sonoma Inc	323,909	39,406,769
		89,777,046
Total Common Stocks (cost $4,759,500,934)		6,941,099,421
Private Placements– 0.6%
Professional Services – 0.2%
IntelyCare Inc*,¢,§	1,023,958	14,889,271
Software – 0.4%
Loadsmart Inc - Series A*,¢,§	377,303	6,380,646
Loadsmart Inc - Series D*,¢,§	1,075,313	18,184,833
		24,565,479
Total Private Placements (cost $53,756,971)		39,454,750
Warrants– 0%
Electrical Equipment – 0%
Amprius Technologies Inc, expires 9/14/27*	1,887,070	943,535
Wallbox NV - Class A, expires 12/31/26*	665,780	519,641
Total Warrants (cost $1,754,802)		1,463,176
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $174,748,292)	174,713,349	174,748,292
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	9,551,549	9,551,549
Time Deposits – 0%
Royal Bank of Canada, 4.8000%, 4/3/23	$2,387,887	2,387,887
Total Investments Purchased with Cash Collateral from Securities Lending (cost $11,939,436)		11,939,436
Total Investments (total cost $5,001,700,435) – 100.5%		7,168,705,075
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(37,272,331)
Net Assets – 100%		$7,131,432,744

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$6,792,821,166	94.8%
United Kingdom	202,133,274	2.8
Canada	71,220,362	1.0
Israel	46,256,838	0.6
Denmark	38,112,850	0.5
Spain	18,160,585	0.3

Total	$7,168,705,075	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Common Stocks - 3.0%
Banks - N/A
MSD Acquisition Corp š	$-	$876,692	$377,842	$	N/A
Biotechnology - 0.3%
Eagle Pharmaceuticals Inc/DE*	-	(3,809,847)	5,077,812		20,215,270
Electronic Equipment, Instruments & Components - 1.7%
Mirion Technologies Inc*,š	-	(1,911,121)	(11,219,005)		N/A
OSI Systems Inc*	-	(37,226)	37,961,813		122,454,906
Total Electronic Equipment, Instruments & Components	$-	$(1,948,347)	$26,742,809		$122,454,906
Health Care Providers & Services - 0.1%
P3 Health Partners Inc*	-	(6,881,481)	(45,764,631)		5,722,312
Pharmaceuticals - 0.9%
Ligand Pharmaceuticals Inc*	-	-	17,231,878		66,049,965
Total Common Stocks	$-	$(11,762,984)	$3,665,709		$214,442,453
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	1,483,152	7,822	(1,115)		174,748,292
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	1,068,104∆	-	-		9,551,549
Total Affiliated Investments - 5.6%	$2,551,256	$(11,755,162)	$3,664,594		$398,742,294

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Common Stocks - 3.0%
Banks - N/A
MSD Acquisition Corpš	37,406,328	-	(38,660,862)Ð	-
Biotechnology - 0.3%
Eagle Pharmaceuticals Inc/DE*	20,956,661	-	(2,009,355)	20,215,270
Electronic Equipment, Instruments & Components - 1.7%
Mirion Technologies Inc*,š	10,351,978	94,584,070Ð	(5,537,336)	86,268,586
OSI Systems Inc*	92,280,757	-	(7,750,439)	122,454,906
Health Care Providers & Services - 0.1%
P3 Health Partners Inc*	-	59,520,704Ð	(1,152,279)	5,722,312
Pharmaceuticals - 0.9%
Ligand Pharmaceuticals Inc*	77,318,686	-	(28,500,598)Ð	66,049,965
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	22,506,660	708,225,675	(555,990,750)	174,748,292
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	54,754,734	182,241,275	(227,444,460)	9,551,549

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	4/18/23	32,000	$(38,185)	$1,295
Canadian Dollar	4/18/23	(14,644,000)	10,640,122	(199,441)
Euro	4/18/23	(7,056,000)	7,482,218	(175,652)

				(373,798)
Citibank, National Association:
British Pound	4/18/23	(68,003,000)	81,154,780	(2,744,126)
Canadian Dollar	4/18/23	726,000	(531,166)	6,223
Canadian Dollar	4/18/23	(5,993,000)	4,349,911	(86,138)
Euro	4/18/23	(5,181,000)	5,492,845	(130,090)

				(2,954,131)
Goldman Sachs & Co. LLC:
British Pound	4/18/23	(4,425,000)	5,278,251	(181,106)
Canadian Dollar	4/18/23	(859,000)	623,436	(12,401)
Euro	4/18/23	310,000	(328,498)	7,945
Euro	4/18/23	(200,000)	218,398	1,339
Euro	4/18/23	(120,000)	127,170	(3,066)

				(187,289)
HSBC Securities (USA), Inc.:
British Pound	4/18/23	5,300,000	(6,404,677)	134,214
British Pound	4/18/23	(16,684,000)	20,083,330	(500,604)
Canadian Dollar	4/18/23	3,800,000	(2,755,344)	57,435
Canadian Dollar	4/18/23	(27,685,000)	20,084,276	(408,302)
Euro	4/18/23	2,309,000	(2,465,487)	40,468
Euro	4/18/23	(4,993,000)	5,296,301	(122,598)

				(799,387)
JPMorgan Chase Bank, National Association:
British Pound	4/18/23	19,274,000	(23,147,562)	631,794
Canadian Dollar	4/18/23	1,500,000	(1,090,076)	20,232
Canadian Dollar	4/18/23	(15,020,000)	10,898,370	(219,511)
Euro	4/18/23	5,562,000	(5,901,472)	134,961

				567,476
State Street Bank and Trust Company:
British Pound	4/18/23	(82,196,000)	98,153,400	(3,256,162)
Canadian Dollar	4/18/23	(11,110,000)	8,068,746	(154,932)
Euro	4/18/23	878,000	(953,545)	(653)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Euro	4/18/23	(1,867,000)	$1,979,145	(47,108)

				(3,458,855)
Total				$(7,205,984)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,035,906

Liability Derivatives:
Forward foreign currency exchange contracts	$8,241,890

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (8,075,265)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(11,074,986)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2023

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$38,700,948
Average amounts sold - in USD	275,469,163

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,295	$(1,295)	$—	$—
Citibank, National Association	6,223	(6,223)	—	—
Goldman Sachs & Co. LLC	9,284	(9,284)	—	—
HSBC Securities (USA), Inc.	232,117	(232,117)	—	—
JPMorgan Chase Bank, National Association	12,885,185	(219,511)	(11,939,437)	726,237

Total	$13,134,104	$(468,430)	$(11,939,437)	$726,237
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$375,093	$(1,295)	$—	$373,798
Citibank, National Association	2,960,354	(6,223)	—	2,954,131
Goldman Sachs & Co. LLC	196,573	(9,284)	—	187,289
HSBC Securities (USA), Inc.	1,031,504	(232,117)	—	799,387
JPMorgan Chase Bank, National Association	219,511	(219,511)	—	—
State Street Bank and Trust Company	3,458,855	—	—	3,458,855

Total	$8,241,890	$(468,430)	$—	$7,773,460
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

#	Loaned security; a portion of the security is on loan at March 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $39,454,750, which represents 0.6% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2023.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of March 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
IntelyCare Inc	3/29/22	$25,081,954	$14,889,271	0.2%
Loadsmart Inc - Series A	1/4/22	7,168,757	6,380,646	0.1
Loadsmart Inc - Series D	1/4/22	21,506,260	18,184,833	0.3
Total		$53,756,971	$39,454,750	0.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Life Sciences Tools & Services	$211,476,092	$-	$0
All Other	6,729,623,329	-	-
Private Placements	-	-	39,454,750
Warrants	1,463,176	-	-
Investment Companies	-	174,748,292	-
Investments Purchased with Cash Collateral from Securities Lending	-	11,939,436	-
Total Investments in Securities	$6,942,562,597	$186,687,728	$39,454,750
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,035,906	-
Total Assets	$6,942,562,597	$187,723,634	$39,454,750
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$8,241,890	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

16	MARCH 31, 2023

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $4,474,695,158)(1)	$6,769,962,781
Affiliated investments, at value (cost $527,005,277)	398,742,294
Forward foreign currency exchange contracts	1,035,906
Trustees' deferred compensation	176,605
Receivables:
Fund shares sold	4,190,558
Dividends	1,506,668
Dividends from affiliates	440,733
Foreign tax reclaims	201,263
Investments sold	46,787
Other assets	868,777
Total Assets	7,177,172,372
Liabilities:
Due to custodian	963
Foreign cash due to custodian	509,787
Collateral for securities loaned (Note 3)	11,939,436
Forward foreign currency exchange contracts	8,241,890
Payables:	—
Fund shares repurchased	11,344,347
Investments purchased	7,949,538
Advisory fees	4,062,326
Transfer agent fees and expenses	814,216
12b-1 Distribution and shareholder servicing fees	226,777
Trustees' deferred compensation fees	176,605
Trustees' fees and expenses	48,457
Professional fees	41,380
Affiliated fund administration fees payable	15,868
Custodian fees	1,595
Accrued expenses and other payables	366,443
Total Liabilities	45,739,628
Net Assets	$7,131,432,744

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,659,149,145
Total distributable earnings (loss)	2,472,283,599
Total Net Assets	$7,131,432,744
Net Assets - Class A Shares	$296,998,539
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,073,578
Net Asset Value Per Share(2)	$24.60
Maximum Offering Price Per Share(3)	$26.10
Net Assets - Class C Shares	$16,227,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	766,226
Net Asset Value Per Share(2)	$21.18
Net Assets - Class D Shares	$951,484,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,679,055
Net Asset Value Per Share	$25.94
Net Assets - Class I Shares	$1,079,359,267
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,126,150
Net Asset Value Per Share	$26.25
Net Assets - Class N Shares	$2,696,071,708
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,559,058
Net Asset Value Per Share	$26.55
Net Assets - Class R Shares	$202,797,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,771,645
Net Asset Value Per Share	$23.12
Net Assets - Class S Shares	$249,990,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,329,693
Net Asset Value Per Share	$24.20
Net Assets - Class T Shares	$1,638,503,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,287,214
Net Asset Value Per Share	$25.49

(1) Includes $12,098,198 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$23,165,971
Dividends from affiliates	1,483,152
Affiliated securities lending income, net	1,068,104
Unaffiliated securities lending income, net	142,564
Other income	114
Foreign tax withheld	(156,220)
Total Investment Income	25,703,685
Expenses:
Advisory fees	23,100,995
12b-1 Distribution and shareholder servicing fees:
Class A Shares	368,475
Class C Shares	71,388
Class R Shares	501,472
Class S Shares	312,886
Transfer agent administrative fees and expenses:
Class D Shares	552,045
Class R Shares	252,833
Class S Shares	313,798
Class T Shares	2,088,517
Transfer agent networking and omnibus fees:
Class A Shares	657,907
Class C Shares	7,907
Class I Shares	628,588
Other transfer agent fees and expenses:
Class A Shares	10,859
Class C Shares	464
Class D Shares	53,149
Class I Shares	55,095
Class N Shares	63,119
Class R Shares	2,723
Class S Shares	1,854
Class T Shares	8,566
Shareholder reports expense	178,699
Custodian fees	149,720
Registration fees	109,530
Trustees’ fees and expenses	106,941
Affiliated fund administration fees	90,238
Professional fees	62,186
Other expenses	243,690
Total Expenses	29,993,644
Less: Excess Expense Reimbursement and Waivers	(405,204)
Net Expenses	29,588,440
Net Investment Income/(Loss)	(3,884,755)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$432,686,627
Investments in affiliates	(11,755,162)
Forward foreign currency exchange contracts	(8,075,265)
Total Net Realized Gain/(Loss) on Investments	412,856,200
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	547,149,781
Investments in affiliates	3,664,594
Forward foreign currency exchange contracts	(11,074,986)
Total Change in Unrealized Net Appreciation/Depreciation	539,739,389
Net Increase/(Decrease) in Net Assets Resulting from Operations	$948,710,834

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(3,884,755)	$(31,991,552)
Net realized gain/(loss) on investments	412,856,200	470,370,140
Change in unrealized net appreciation/depreciation	539,739,389	(3,047,442,620)
Net Increase/(Decrease) in Net Assets Resulting from Operations	948,710,834	(2,609,064,032)
Dividends and Distributions to Shareholders:
Class A Shares	(17,964,474)	(79,886,294)
Class C Shares	(1,339,127)	(8,666,725)
Class D Shares	(53,671,559)	(220,219,254)
Class I Shares	(68,298,977)	(331,363,921)
Class N Shares	(149,713,854)	(711,413,843)
Class R Shares	(12,943,552)	(53,978,801)
Class S Shares	(15,468,292)	(72,364,312)
Class T Shares	(98,199,980)	(450,188,562)
Net Decrease from Dividends and Distributions to Shareholders	(417,599,815)	(1,928,081,712)
Capital Share Transactions:
Class A Shares	(979,412)	(3,460,663)
Class C Shares	(3,828,534)	(13,329,427)
Class D Shares	19,236,151	113,336,445
Class I Shares	(166,466,626)	(150,968,605)
Class N Shares	10,243,937	(248,827,543)
Class R Shares	1,048,449	21,508,574
Class S Shares	(2,009,968)	(52,512,981)
Class T Shares	(75,337,950)	(28,513,973)
Net Increase/(Decrease) from Capital Share Transactions	(218,093,953)	(362,768,173)
Net Increase/(Decrease) in Net Assets	313,017,066	(4,899,913,917)
Net Assets:
Beginning of period	6,818,415,678	11,718,329,595
End of period	$7,131,432,744	$6,818,415,678

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.01	$38.38	$30.01	$29.95	$33.12	$28.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.19)	(0.26)	(0.16)	(0.08)	(0.07)
Net realized and unrealized gain/(loss)	3.16	(8.25)	10.22	1.55	(1.19)	6.62
Total from Investment Operations	3.11	(8.44)	9.96	1.39	(1.27)	6.55
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$24.60	$23.01	$38.38	$30.01	$29.95	$33.12
Total Return*	14.03%	(26.63)%	33.41%	4.64%	(2.69)%	24.26%
Net Assets, End of Period (in thousands)	$296,999	$277,727	$467,269	$416,036	$491,045	$586,644
Average Net Assets for the Period (in thousands)	$296,557	$376,354	$494,458	$430,974	$501,143	$544,457
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.30%	1.29%	1.35%	1.33%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.10%	1.12%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	(0.41)%	(0.65)%	(0.69)%	(0.57)%	(0.28)%	(0.25)%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Triton Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.05	$34.49	$27.23	$27.45	$30.72	$26.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.31)	(0.42)	(0.30)	(0.23)	(0.25)
Net realized and unrealized gain/(loss)	2.74	(7.20)	9.27	1.41	(1.14)	6.18
Total from Investment Operations	2.65	(7.51)	8.85	1.11	(1.37)	5.93
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$21.18	$20.05	$34.49	$27.23	$27.45	$30.72
Total Return*	13.80%	(26.99)%	32.72%	4.02%	(3.26)%	23.51%
Net Assets, End of Period (in thousands)	$16,227	$18,940	$49,738	$97,105	$150,431	$206,617
Average Net Assets for the Period (in thousands)	$18,775	$33,240	$75,187	$124,872	$168,909	$219,336
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.60%	1.65%	1.70%	1.68%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.60%	1.65%	1.70%	1.68%	1.74%
Ratio of Net Investment Income/(Loss)	(0.82)%	(1.15)%	(1.25)%	(1.14)%	(0.84)%	(0.88)%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.15	$39.82	$30.99	$30.79	$33.89	$28.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.10)	(0.14)	(0.07)	0.01	0.02
Net realized and unrealized gain/(loss)	3.32	(8.64)	10.56	1.60	(1.21)	6.77
Total from Investment Operations	3.31	(8.74)	10.42	1.53	(1.20)	6.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$25.94	$24.15	$39.82	$30.99	$30.79	$33.89
Total Return*	14.21%	(26.39)%	33.85%	4.98%	(2.41)%	24.67%
Net Assets, End of Period (in thousands)	$951,484	$864,531	$1,289,904	$1,057,332	$1,191,950	$1,302,196
Average Net Assets for the Period (in thousands)	$937,582	$1,111,102	$1,297,945	$1,088,543	$1,183,056	$1,190,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.79%	0.78%	0.80%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.79%	0.78%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.32)%	(0.37)%	(0.25)%	0.04%	0.07%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Triton Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.41	$40.17	$31.24	$31.02	$34.11	$28.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.09)	(0.13)	(0.06)	0.02	0.04
Net realized and unrealized gain/(loss)	3.37	(8.74)	10.65	1.61	(1.21)	6.81
Total from Investment Operations	3.36	(8.83)	10.52	1.55	(1.19)	6.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$26.25	$24.41	$40.17	$31.24	$31.02	$34.11
Total Return*	14.26%	(26.38)%	33.90%	5.00%	(2.36)%	24.74%
Net Assets, End of Period (in thousands)	$1,079,359	$1,154,792	$2,082,427	$1,953,114	$2,235,807	$2,451,517
Average Net Assets for the Period (in thousands)	$1,184,887	$1,607,957	$2,243,961	$2,022,112	$2,206,658	$2,158,823
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	0.75%	0.76%	0.76%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.75%	0.76%	0.76%	0.75%
Ratio of Net Investment Income/(Loss)	(0.07)%	(0.30)%	(0.34)%	(0.21)%	0.08%	0.12%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.66	$40.48	$31.44	$31.18	$34.24	$28.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.06)	(0.10)	(0.03)	0.05	0.07
Net realized and unrealized gain/(loss)	3.40	(8.83)	10.73	1.62	(1.21)	6.83
Total from Investment Operations	3.41	(8.89)	10.63	1.59	(1.16)	6.90
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$26.55	$24.66	$40.48	$31.44	$31.18	$34.24
Total Return*	14.32%	(26.32)%	34.04%	5.11%	(2.26)%	24.85%
Net Assets, End of Period (in thousands)	$2,696,072	$2,485,743	$4,412,467	$3,824,419	$3,848,034	$3,218,359
Average Net Assets for the Period (in thousands)	$2,670,121	$3,483,140	$4,658,162	$3,817,816	$3,452,214	$2,381,425
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income/(Loss)	0.04%	(0.20)%	(0.25)%	(0.12)%	0.17%	0.23%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2023

Janus Henderson Triton Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.74	$36.75	$28.86	$28.94	$32.17	$27.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.26)	(0.35)	(0.24)	(0.16)	(0.16)
Net realized and unrealized gain/(loss)	2.98	(7.82)	9.83	1.49	(1.17)	6.45
Total from Investment Operations	2.90	(8.08)	9.48	1.25	(1.33)	6.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$23.12	$21.74	$36.75	$28.86	$28.94	$32.17
Total Return*	13.88%	(26.87)%	33.06%	4.30%	(2.97)%	23.91%
Net Assets, End of Period (in thousands)	$202,798	$188,832	$293,567	$281,907	$325,507	$386,643
Average Net Assets for the Period (in thousands)	$202,732	$248,880	$316,824	$295,035	$341,001	$352,329
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.41%	1.40%	1.41%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.40%	1.41%	1.41%	1.41%
Ratio of Net Investment Income/(Loss)	(0.70)%	(0.94)%	(0.99)%	(0.86)%	(0.57)%	(0.54)%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.67	$37.93	$29.68	$29.65	$32.83	$27.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.21)	(0.28)	(0.17)	(0.09)	(0.09)
Net realized and unrealized gain/(loss)	3.10	(8.12)	10.12	1.53	(1.19)	6.57
Total from Investment Operations	3.05	(8.33)	9.84	1.36	(1.28)	6.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$24.20	$22.67	$37.93	$29.68	$29.65	$32.83
Total Return*	13.98%	(26.66)%	33.37%	4.58%	(2.75)%	24.20%
Net Assets, End of Period (in thousands)	$249,990	$234,961	$452,832	$450,947	$520,950	$619,660
Average Net Assets for the Period (in thousands)	$251,636	$338,266	$498,603	$471,543	$541,037	$553,006
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.69)%	(0.75)%	(0.61)%	(0.32)%	(0.29)%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	MARCH 31, 2023

Janus Henderson Triton Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.76	$39.34	$30.67	$30.51	$33.64	$28.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.13)	(0.19)	(0.10)	(0.02)	(0.01)
Net realized and unrealized gain/(loss)	3.27	(8.52)	10.45	1.59	(1.21)	6.72
Total from Investment Operations	3.25	(8.65)	10.26	1.49	(1.23)	6.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Total Dividends and Distributions	(1.52)	(6.93)	(1.59)	(1.33)	(1.90)	(1.46)
Net Asset Value, End of Period	$25.49	$23.76	$39.34	$30.67	$30.51	$33.64
Total Return*	14.19%	(26.50)%	33.67%	4.89%	(2.52)%	24.53%
Net Assets, End of Period (in thousands)	$1,638,504	$1,592,889	$2,670,126	$2,379,045	$2,881,377	$3,317,058
Average Net Assets for the Period (in thousands)	$1,675,368	$2,140,397	$2,809,155	$2,557,135	$2,940,071	$3,031,535
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.90%	0.90%	0.90%	0.90%	0.91%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.44)%	(0.49)%	(0.35)%	(0.07)%	(0.04)%
Portfolio Turnover Rate	9%	8%	24%	32%	26%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Effective July 18, 2022, the Fund reopened to all new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, employer-sponsored retirement plans, and bank trust platforms.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

30	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	31

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

32	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

34	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

36	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $12,098,198. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $11,939,436, resulting in the net amount due from the counterparty of $158,762.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023” table located in the Fund’s Schedule of Investments.The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.92%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses,

38	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, of up to 0.50% of the Class R Shares' average daily net assets, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $4,730.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2023, redeeming shareholders of Class C Shares paid CDSCs of $46.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $6,975,690 in sales, resulting in a net realized loss of $219,956. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$5,007,570,843	$2,603,746,472	$(442,612,240)	$2,161,134,232

40	MARCH 31, 2023

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,180,688	$ 28,360,847	2,937,275	$ 88,643,047
Reinvested dividends and distributions	496,850	11,338,124	1,630,945	50,477,762
Shares repurchased	(1,673,490)	(40,678,383)	(4,672,637)	(142,581,472)
Net Increase/(Decrease)	4,048	$ (979,412)	(104,417)	$ (3,460,663)
Class C Shares:
Shares sold	50,020	$ 1,067,595	41,904	$ 1,116,254
Reinvested dividends and distributions	66,657	1,311,143	315,522	8,538,022
Shares repurchased	(295,031)	(6,207,272)	(855,073)	(22,983,703)
Net Increase/(Decrease)	(178,354)	$ (3,828,534)	(497,647)	$ (13,329,427)
Class D Shares:
Shares sold	514,447	$ 13,307,066	1,135,387	$ 34,665,655
Reinvested dividends and distributions	2,153,271	51,764,626	6,559,596	212,530,907
Shares repurchased	(1,786,720)	(45,835,541)	(4,287,428)	(133,860,117)
Net Increase/(Decrease)	880,998	$ 19,236,151	3,407,555	$ 113,336,445
Class I Shares:
Shares sold	3,954,179	$ 103,105,068	5,914,164	$ 184,023,211
Reinvested dividends and distributions	2,549,500	62,003,849	9,090,129	297,610,830
Shares repurchased	(12,679,313)	(331,575,543)	(19,540,591)	(632,602,646)
Net Increase/(Decrease)	(6,175,634)	$(166,466,626)	(4,536,298)	$ (150,968,605)
Class N Shares:
Shares sold	8,449,033	$ 221,976,941	16,856,775	$ 530,171,185
Reinvested dividends and distributions	5,765,645	141,834,865	20,501,639	677,579,161
Shares repurchased	(13,438,758)	(353,567,869)	(45,586,136)	(1,456,577,889)
Net Increase/(Decrease)	775,920	$ 10,243,937	(8,227,722)	$ (248,827,543)
Class R Shares:
Shares sold	429,854	$ 9,926,473	1,063,048	$ 29,759,479
Reinvested dividends and distributions	599,036	12,861,310	1,823,751	53,454,135
Shares repurchased	(942,007)	(21,739,334)	(2,191,161)	(61,705,040)
Net Increase/(Decrease)	86,883	$ 1,048,449	695,638	$ 21,508,574
Class S Shares:
Shares sold	503,604	$ 12,086,629	1,423,695	$ 42,111,779
Reinvested dividends and distributions	675,912	15,174,226	2,334,571	71,181,074
Shares repurchased	(1,215,917)	(29,270,823)	(5,331,144)	(165,805,834)
Net Increase/(Decrease)	(36,401)	$ (2,009,968)	(1,572,878)	$ (52,512,981)
Class T Shares:
Shares sold	1,679,136	$ 42,390,139	4,993,809	$ 146,578,935
Reinvested dividends and distributions	4,090,248	96,652,553	13,871,334	442,634,268
Shares repurchased	(8,509,397)	(214,380,642)	(19,713,824)	(617,727,176)
Net Increase/(Decrease)	(2,740,013)	$ (75,337,950)	(848,681)	$ (28,513,973)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$626,880,743	$1,419,596,088	$ -	$ -

Janus Investment Fund	41

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	43

Janus Henderson Triton Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

44	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	45

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

46	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	47

Janus Henderson Triton Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

48	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	49

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

50	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	51

Janus Henderson Triton Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

52	MARCH 31, 2023

Janus Henderson Triton Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson Triton Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

54	MARCH 31, 2023

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	55

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

56	MARCH 31, 2023

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93054 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson U.S. Dividend Income Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Dividend Income Fund

Jeremiah Buckley portfolio manager

Janus Henderson U.S. Dividend Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
CME Group Inc	3.23%	0.39%	Travelers Cos Inc	2.43%	-0.21%
Texas Instruments Inc	3.88%	0.37%	ConocoPhillips	2.12%	-0.20%
Interpublic Group of Cos Inc	2.83%	0.35%	International Business Machines Corp	2.93%	-0.20%
United Parcel Service Inc	3.31%	0.32%	Goldman Sachs Group Inc	3.34%	-0.20%
Illinois Tool Works Inc	2.38%	0.23%	Air Products & Chemicals Inc	2.15%	-0.18%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	0.71%	22.38%	20.29%
	Health Care	0.60%	16.22%	16.60%
	Other**	0.27%	1.17%	0.00%
	Utilities	0.19%	1.33%	5.56%
	Industrials	-0.00%	11.96%	10.62%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Communication Services	-0.85%	5.90%	7.96%
	Information Technology	-0.62%	11.69%	8.53%
	Materials	-0.35%	2.15%	4.44%
	Energy	-0.25%	5.77%	8.12%
	Consumer Discretionary	-0.21%	11.36%	6.14%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson U.S. Dividend Income Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	4.2%
Gilead Sciences Inc
Biotechnology	4.1%
Merck & Co Inc
Pharmaceuticals	3.9%
JPMorgan Chase & Co
Banks	3.8%
Chevron Corp
Oil, Gas & Consumable Fuels	3.6%
19.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	0.7%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023

2	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund (unaudited)

Performance

Cumulative Total Return - for the periods ended March 31, 2023		Prospectus Expense Ratios
	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class D Shares	1.30%	10.72%	0.88%
Class I Shares	1.30%	10.25%	0.81%
Class N Shares	1.30%	10.19%	0.75%
Russell 1000 Value Index	2.39%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least January 31, 2024. This contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 20, 2022

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	3

Janus Henderson U.S. Dividend Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (12/20/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (12/20/22 - 3/31/23)*	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (12/20/22 - 3/31/23)
Class D Shares	$1,000.00	$1,013.00	$2.64	$1,000.00	$1,011.35	$2.64	0.94%
Class I Shares	$1,000.00	$1,013.00	$2.31	$1,000.00	$1,011.68	$2.30	0.82%
Class N Shares	$1,000.00	$1,013.00	$2.31	$1,000.00	$1,011.68	$2.30	0.82%
*

Actual Expenses Paid During Period reflect only the inception period for the Fund (December 20, 2022 to March 31, 2023) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 102/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

4	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– 99.7%
Aerospace & Defense – 1.9%
General Dynamics Corp	126	$28,755
Air Freight & Logistics – 3.6%
United Parcel Service Inc	274	53,153
Banks – 5.0%
Bank of America Corp	637	18,218
JPMorgan Chase & Co	430	56,033
		74,251
Beverages – 4.5%
Coca-Cola Co	587	36,412
PepsiCo Inc	166	30,262
		66,674
Biotechnology – 8.3%
AbbVie Inc	274	43,667
Amgen Inc	76	18,373
Gilead Sciences Inc	741	61,481
		123,521
Capital Markets – 12.1%
CME Group Inc	272	52,093
Goldman Sachs Group Inc	149	48,739
Morgan Stanley	431	37,842
State Street Corp	549	41,554
		180,228
Chemicals – 2.1%
Air Products & Chemicals Inc	110	31,593
Communications Equipment – 3.4%
Cisco Systems Inc	970	50,707
Electric Utilities – 1.1%
American Electric Power Co Inc	177	16,105
Food & Staples Retailing – 3.6%
Sysco Corp	536	41,395
Target Corp	74	12,257
		53,652
Health Care Equipment & Supplies – 2.5%
Medtronic PLC	468	37,730
Hotels, Restaurants & Leisure – 4.2%
McDonald's Corp	88	24,606
Starbucks Corp	364	37,903
		62,509
Household Durables – 1.5%
Garmin Ltd	225	22,707
Household Products – 5.1%
Colgate-Palmolive Co	449	33,742
Procter & Gamble Co	285	42,377
		76,119
Information Technology Services – 3.2%
International Business Machines Corp	364	47,717
Insurance – 1.8%
Travelers Cos Inc	155	26,569
Leisure Products – 0.6%
Hasbro Inc	151	8,107
Machinery – 5.3%
Cummins Inc	169	40,371
Illinois Tool Works Inc	156	37,978
		78,349
Media – 6.0%
Comcast Corp - Class A	1,077	40,829
Interpublic Group of Cos Inc	1,285	47,853
		88,682

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Henderson U.S. Dividend Income Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 6.1%
Chevron Corp	330	$53,843
ConocoPhillips	378	37,501
		91,344
Pharmaceuticals – 6.4%
Bristol-Myers Squibb Co	520	36,041
Merck & Co Inc	551	58,621
		94,662
Professional Services – 1.9%
Paychex Inc	250	28,648
Road & Rail – 1.5%
Union Pacific Corp	107	21,535
Semiconductor & Semiconductor Equipment – 4.2%
Texas Instruments Inc	338	62,871
Specialty Retail – 3.8%
Best Buy Co Inc	399	31,230
Home Depot Inc	84	24,790
		56,020
Total Common Stocks (cost $1,480,438)		1,482,208
Investment Companies– 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $10,641)	10,639	10,641
Total Investments (total cost $1,491,079) – 100.4%		1,492,849
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(6,463)
Net Assets – 100%		$1,486,386

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	$526	$-	$-	$10,641

	Value at 12/20/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	-	1,251,923	(1,241,282)	10,641

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,482,208	$-	$-
Investment Companies	-	10,641	-
Total Assets	$1,482,208	$10,641	$-

Janus Investment Fund	7

Janus Henderson U.S. Dividend Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Assets:
Unaffiliated investments, at value (cost $1,480,438)	$1,482,208
Affiliated investments, at value (cost $10,641)	10,641
Cash	135
Trustees' deferred compensation	51,270
Receivables:
Due from adviser	34,430
Dividends	2,265
Dividends from affiliates	116
Total Assets	1,581,065
Liabilities:
Payables:	—
Trustees' deferred compensation fees	51,270
Professional fees	20,213
Custodian fees	2,869
Investments purchased	1,212
Advisory fees	772
Transfer agent fees and expenses	111
Accrued expenses and other payables	18,232
Total Liabilities	94,679
Net Assets	$1,486,386
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,488,249
Total distributable earnings (loss)	(1,863)
Total Net Assets	$1,486,386
Net Assets - Class D Shares	$1,081,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,720
Net Asset Value Per Share	$10.13
Net Assets - Class I Shares	$202,611
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,000
Net Asset Value Per Share	$10.13
Net Assets - Class N Shares	$202,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,000
Net Asset Value Per Share	$10.13

See Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023(1)

Investment Income:
Dividends	$10,528
Dividends from affiliates	526
Total Investment Income	11,054
Expenses:
Advisory fees	2,015
Transfer agent administrative fees and expenses:
Class D Shares	259
Class I Shares	—
Other transfer agent fees and expenses:
Class D Shares	101
Class I Shares	30
Class N Shares	29
Registration fees	74,060
Professional fees	20,375
Non-affiliated fund administration fees	13,642
Custodian fees	3,387
Shareholder reports expense	2,430
Other expenses	2,865
Total Expenses	119,193
Less: Excess Expense Reimbursement and Waivers	(116,251)
Net Expenses	2,942
Net Investment Income/(Loss)	8,112
Net Realized Gain/(Loss) on Investments:
Investments	(11,745)
Total Net Realized Gain/(Loss) on Investments	(11,745)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	1,770
Total Change in Unrealized Net Appreciation/Depreciation	1,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,863)

(1) Period from December 20, 2022 (inception date) through March 31, 2023.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Dividend Income Fund

Statement of Changes in Net Assets

Period ended March 31, 2023 (unaudited)(1)

Operations:
Net investment income/(loss)	$8,112
Net realized gain/(loss) on investments	(11,745)
Change in unrealized net appreciation/depreciation	1,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,863)
Net Decrease from Dividends and Distributions to Shareholders	—
Capital Share Transactions:
Class D Shares	1,088,249
Class I Shares	200,000
Class N Shares	200,000
Net Increase/(Decrease) from Capital Share Transactions	1,488,249
Net Increase/(Decrease) in Net Assets	1,486,386
Net Assets:
Beginning of period	—
End of period	$1,486,386

(1) Period from December 20, 2022 (inception date) through March 31, 2023.

See Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31 (unaudited)	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06(3)
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.13
Total Return*	1.30%
Net Assets, End of Period (in thousands)	$1,081
Average Net Assets for the Period (in thousands)	$766
Ratios to Average Net Assets**:
Ratio of Gross Expenses	36.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%
Ratio of Net Investment Income/(Loss)	2.40%
Portfolio Turnover Rate	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through March 31, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31 (unaudited)	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06(3)
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.13
Total Return*	1.30%
Net Assets, End of Period (in thousands)	$203
Average Net Assets for the Period (in thousands)	$204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	36.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%
Ratio of Net Investment Income/(Loss)	2.61%
Portfolio Turnover Rate	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through March 31, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31 (unaudited)	2023(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06(3)
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.13
Total Return*	1.30%
Net Assets, End of Period (in thousands)	$203
Average Net Assets for the Period (in thousands)	$204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	36.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%
Ratio of Net Investment Income/(Loss)	2.61%
Portfolio Turnover Rate	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 20, 2022 (inception date) through March 31, 2023.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Dividend Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The Fund currently offers Class D Shares. Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price

14	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may

Janus Investment Fund	15

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) quarterly. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large

16	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.60
Over $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before applicable waivers.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to continue the waiver until at least January 31, 2024. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	17

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended March 31, 2023, the Adviser reimbursed the Fund $116,251 of fees and expense that are eligible for recoupment. As of March 31, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $116,251. The recoupment of such reimbursements expires at the latest December 20, 2025.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.15% for Class I Shares on an annual basis based on the daily net assets of the share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

18	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of March 31, 2023, shares of the Fund were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class D Shares	9%	7%
Class I Shares	100	14
Class N Shares	100	14

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	19

Janus Henderson U.S. Dividend Income Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,495,987	$ 37,320	$ (40,458)	$ (3,138)

5. Capital Share Transactions

	Period ended March 31, 2023(1)
	Shares	Amount

Class D Shares:
Shares sold	113,550	$1,158,367
Reinvested dividends and distributions	-	-
Shares repurchased	(6,830)	(70,118)
Net Increase/(Decrease)	106,720	$1,088,249
Class I Shares:
Shares sold	20,000	$ 200,000
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	20,000	$ 200,000
Class N Shares:
Shares sold	20,000	$ 200,000
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	20,000	$ 200,000
(1)	Period from December 20, 2022 (inception date) through March 31, 2023.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,674,987	$ 182,805	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	21

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

22	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	23

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

24	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	25

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

26	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	27

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	29

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

30	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

Janus Investment Fund	31

Janus Henderson U.S. Dividend Income Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	33

Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

34	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	35

Janus Henderson U.S. Dividend Income Fund

Notes

NotesPage1

36	MARCH 31, 2023

Janus Henderson U.S. Dividend Income Fund

Notes

NotesPage2

Janus Investment Fund	37

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93097 05-23

SEMIANNUAL REPORT March 31, 2023

Janus Henderson Venture Fund

Janus Investment Fund

HIGHLIGHTS • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

Janus Henderson Venture Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ATS Corp	1.82%	0.71%	Paylocity Holding Corp	1.71%	-0.65%
Shift4 Payments Inc - Class A	0.88%	0.50%	Xometry Inc - Class A	0.55%	-0.64%
Valvoline Inc	1.87%	0.49%	Consensus Cloud Solutions Inc	0.67%	-0.28%
Rentokil Initial PLC (ADR)	1.78%	0.46%	Catalent Inc	1.76%	-0.25%
ON Semiconductor Corp	2.24%	0.43%	Madrigal Pharmaceuticals Inc	0.10%	-0.25%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	3.05%	22.99%	22.47%
	Financials	1.60%	7.21%	5.94%
	Information Technology	0.81%	27.68%	19.71%
	Industrials	0.52%	18.92%	18.12%
	Communication Services	0.27%	3.33%	2.42%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.56%	6.59%	11.22%
	Consumer Staples	-0.16%	2.01%	4.41%
	Energy	-0.05%	2.05%	7.18%
	Other**	-0.02%	1.36%	0.00%
	Real Estate	0.00%	0.92%	2.22%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)

Fund At A Glance

March 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Nice Ltd (ADR)
Software	2.4%
WNS Holdings Ltd (ADR)
Professional Services	2.1%
Catalent Inc
Pharmaceuticals	2.1%
ATS Corp
Machinery	2.1%
Rentokil Initial PLC (ADR)
Commercial Services & Supplies	2.1%
10.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.0%
Investment Companies	2.6%
Private Placements	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Warrants	0.0%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2023	As of September 30, 2022

2	MARCH 31, 2023

Janus Henderson Venture Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2023						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	14.62%	-5.92%	6.22%	9.92%	11.34%	1.01%
Class A Shares at MOP	8.02%	-11.33%	4.97%	9.27%	11.17%
Class C Shares at NAV	14.01%	-6.79%	5.42%	9.12%	10.59%	1.87%
Class C Shares at CDSC	13.01%	-7.67%	5.42%	9.12%	10.59%
Class D Shares	14.75%	-5.71%	6.46%	10.18%	11.56%	0.79%
Class I Shares	14.75%	-5.69%	6.50%	10.24%	11.57%	0.76%
Class N Shares	14.82%	-5.60%	6.59%	10.33%	11.59%	0.67%
Class S Shares	14.53%	-6.07%	6.06%	9.78%	11.21%	1.17%
Class T Shares	14.68%	-5.83%	6.34%	10.07%	11.51%	0.92%
Russell 2000 Growth Index	10.46%	-10.60%	4.26%	8.49%	7.87%
Russell 2000 Index	9.14%	-11.61%	4.71%	8.04%	9.18%
Morningstar Quartile - Class T Shares	-	1st	3rd	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	54/613	334/576	200/533	7/47

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	MARCH 31, 2023

Janus Henderson Venture Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During Period (10/1/22 - 3/31/23)†	Net Annualized Expense Ratio (10/1/22 - 3/31/23)
Class A Shares	$1,000.00	$1,146.20	$5.46	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,140.10	$11.15	$1,000.00	$1,014.51	$10.50	2.09%
Class D Shares	$1,000.00	$1,147.50	$4.28	$1,000.00	$1,020.94	$4.03	0.80%
Class I Shares	$1,000.00	$1,147.50	$4.12	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$1,148.20	$3.59	$1,000.00	$1,021.59	$3.38	0.67%
Class S Shares	$1,000.00	$1,145.30	$6.31	$1,000.00	$1,019.05	$5.94	1.18%
Class T Shares	$1,000.00	$1,146.80	$4.82	$1,000.00	$1,020.44	$4.53	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.0%
Auto Components – 0.5%
Quantumscape Corp*,#	486,572	$3,980,159
Visteon Corp*	80,275	12,589,528
		16,569,687
Automobiles – 0.5%
Thor Industries Inc	202,891	16,158,239
Banks – 0.8%
Bancorp Inc/The*	927,645	25,834,913
Biotechnology – 7.0%
Akero Therapeutics Inc*	165,711	6,340,103
Apellis Pharmaceuticals Inc*	315,237	20,793,033
Ascendis Pharma A/S (ADR)*	170,315	18,261,174
Biohaven Ltd*	1,002,857	13,699,027
Biomea Fusion Inc*	98,744	3,062,051
Eagle Pharmaceuticals Inc/DE*	360,214	10,219,271
Halozyme Therapeutics Inc*	350,054	13,368,562
Insmed Inc*	545,448	9,299,888
IVERIC bio Inc*	534,779	13,011,173
Madrigal Pharmaceuticals Inc*	19,953	4,833,814
Neurocrine Biosciences Inc*	188,061	19,035,534
PTC Therapeutics Inc*	287,254	13,914,584
Sarepta Therapeutics Inc*	148,861	20,517,512
Seres Therapeutics Inc*	1,406,930	7,977,293
Travere Therapeutics Inc*	675,121	15,183,471
Vaxcyte Inc*	683,894	25,632,347
		215,148,837
Building Products – 3.1%
CSW Industrials Inc	324,162	45,035,827
Janus International Group Inc*	2,317,505	22,850,599
Zurn Water Solutions Corp	1,229,360	26,259,130
		94,145,556
Capital Markets – 2.7%
Assetmark Financial Holdings Inc*	678,283	21,332,000
Focus Financial Partners Inc*	382,516	19,841,105
LPL Financial Holdings Inc	199,990	40,477,976
		81,651,081
Chemicals – 4.7%
Innospec Inc	140,635	14,438,995
Perimeter Solutions SA*	2,557,669	20,665,966
PureCycle Technologies Inc*,#	1,100,416	7,702,912
Sensient Technologies Corp	683,817	52,353,030
Valvoline Inc	1,396,216	48,783,787
		143,944,690
Commercial Services & Supplies – 3.6%
Brady Corp	650,431	34,947,658
Montrose Environmental Group Inc*	325,995	11,628,242
Rentokil Initial PLC (ADR)	1,745,274	63,719,954
		110,295,854
Containers & Packaging – 1.2%
Sealed Air Corp	792,665	36,391,250
Diversified Consumer Services – 1.3%
Stride Inc*	1,041,878	40,893,711
Diversified Financial Services – 5.1%
AvidXchange Holdings Inc*	1,895,263	14,783,051
Euronet Worldwide Inc*	364,509	40,788,557
Payfare Inc*,£	2,403,934	12,666,329
Repay Holdings Corp*	1,108,768	7,284,606
Shift4 Payments Inc - Class A*	506,393	38,384,589
Walker & Dunlop Inc	133,001	10,130,686

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2023

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Financial Services– (continued)
WEX Inc*	175,079	$32,195,277
		156,233,095
Electrical Equipment – 2.0%
EnerSys	350,777	30,475,506
Regal Beloit Corp	208,353	29,321,518
		59,797,024
Electronic Equipment, Instruments & Components – 3.9%
Napco Security Technologies Inc*	1,111,964	41,787,607
National Instruments Corp	229,880	12,048,011
Novanta Inc*	156,991	24,975,698
OSI Systems Inc*	409,632	41,929,932
		120,741,248
Energy Equipment & Services – 0.5%
Helmerich & Payne Inc	460,240	16,453,580
Entertainment – 1.6%
Liberty Braves Group*	491,966	16,574,335
Manchester United PLC#	727,412	16,112,176
Vivid Seats Inc - Class A*	2,074,318	15,827,046
		48,513,557
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	109,463	23,694,361
Food Products – 0.4%
Hain Celestial Group Inc*	681,629	11,689,937
Health Care Equipment & Supplies – 7.0%
Alphatec Holdings Inc*	1,573,461	24,545,992
Glaukos Corp*	403,170	20,198,817
Globus Medical Inc*	500,995	28,376,357
ICU Medical Inc*	203,275	33,532,244
Insulet Corp*	47,307	15,089,041
Integra LifeSciences Holdings Corp*	532,725	30,583,742
Paragon 28 Inc*	848,663	14,486,677
Shockwave Medical Inc*	61,480	13,330,708
Sight Sciences Inc*	88,204	770,903
STERIS PLC	140,232	26,823,577
Tandem Diabetes Care Inc*	179,825	7,302,693
		215,040,751
Health Care Providers & Services – 1.7%
HealthEquity Inc*	258,812	15,194,853
ModivCare Inc*	172,038	14,464,955
NeoGenomics Inc*	1,327,705	23,115,344
		52,775,152
Health Care Technology – 0.4%
Phreesia Inc*	421,437	13,608,201
Hotels, Restaurants & Leisure – 0.9%
Inspirato Inc*	1,430,805	1,371,999
Monarch Casino & Resort Inc	367,303	27,235,517
		28,607,516
Household Durables – 0.6%
Lovesac Co*	593,257	17,145,127
Insurance – 1.7%
BRP Group Inc - Class A*	797,587	20,306,565
RLI Corp	230,486	30,633,894
		50,940,459
Interactive Media & Services – 1.7%
Ziff Davis Inc*	659,980	51,511,439
Life Sciences Tools & Services – 2.3%
Bio-Techne Corp	275,324	20,426,288
CryoPort Inc*	669,993	16,079,832

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Life Sciences Tools & Services– (continued)
ICON PLC*	132,873	$28,380,344
OmniAb Inc*,#	1,670,054	6,145,799
OmniAb Inc - 12.5 Earnout*,¢	104,942	0
OmniAb Inc - 15 Earnout*,¢	104,942	0
		71,032,263
Machinery – 6.8%
Alamo Group Inc	125,047	23,028,656
ATS Corp*	1,528,580	64,014,166
Gates Industrial Corp PLC*	1,655,485	22,994,687
ITT Inc	349,395	30,152,788
Kornit Digital Ltd*	573,076	11,094,751
Nordson Corp	119,951	26,660,309
SPX Technologies Inc*	423,605	29,898,041
		207,843,398
Metals & Mining – 1.2%
Constellium SE*	2,369,233	36,201,880
Oil, Gas & Consumable Fuels – 1.8%
California Resources Corp	331,131	12,748,543
Magnolia Oil & Gas Corp	930,132	20,351,288
PDC Energy Inc	317,044	20,347,884
		53,447,715
Personal Products – 1.1%
BellRing Brands Inc*	944,501	32,113,034
Pharmaceuticals – 3.1%
Catalent Inc*	989,343	65,009,729
Ligand Pharmaceuticals Inc*	276,741	20,357,068
Reata Pharmaceuticals Inc - Class A*	113,633	10,331,512
		95,698,309
Professional Services – 7.5%
Alight Inc - Class A*	3,351,074	30,863,392
Broadridge Financial Solutions Inc	263,614	38,637,904
Clarivate Analytics PLC*	2,412,527	22,653,629
CRA International Inc	172,824	18,633,884
SS&C Technologies Holdings Inc	951,434	53,727,478
WNS Holdings Ltd (ADR)*	700,151	65,233,069
		229,749,356
Real Estate Management & Development – 0.6%
FirstService Corp#	135,649	19,125,152
Road & Rail – 0.6%
AMERCO Series N	358,929	18,610,469
Semiconductor & Semiconductor Equipment – 2.9%
MACOM Technology Solutions Holdings Inc*	225,358	15,964,361
ON Semiconductor Corp*	717,643	59,076,372
PDF Solutions Inc*	316,509	13,419,982
		88,460,715
Software – 12.9%
Altair Engineering Inc*	463,992	33,458,463
Blackbaud Inc*	669,004	46,361,977
Clear Secure Inc - Class A	614,038	16,069,374
Consensus Cloud Solutions Inc*	430,026	14,659,586
Descartes Systems Group Inc*	667,499	53,882,033
Enfusion Inc - Class A*	1,235,040	12,967,920
EngageSmart Inc*	583,009	11,222,923
Envestnet Inc*	391,679	22,979,807
Expensify Inc - Class A*,#	1,100,667	8,970,436
Intelligent Systems Corp*,£	477,352	14,382,616
Nice Ltd (ADR)*	317,325	72,632,519
Paylocity Holding Corp*	230,038	45,726,954
Tyler Technologies Inc*	76,027	26,962,215

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2023

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Vertex Inc - Class A*	656,472	$13,582,406
		393,859,229
Specialty Retail – 1.0%
CarParts.com Inc*	2,453,642	13,102,448
Williams-Sonoma Inc	139,943	17,025,465
		30,127,913
Trading Companies & Distributors – 1.5%
Core & Main Inc - Class A*	1,695,615	39,168,706
Xometry Inc - Class A*,#	446,365	6,682,084
		45,850,790
Total Common Stocks (cost $2,007,708,644)		2,969,905,488
Private Placements– 0.6%
Professional Services – 0.3%
Apartment List Inc*,¢,§	2,431,401	5,373,396
IntelyCare Inc*,¢,§	384,276	5,587,719
		10,961,115
Software – 0.3%
Loadsmart Inc - Series A*,¢,§	140,312	2,372,844
Loadsmart Inc - Series D*,¢,§	399,891	6,762,637
		9,135,481
Total Private Placements (cost $28,958,535)		20,096,596
Warrants– 0%
Chemicals – 0%
Perimeter Solutions SA, expires 11/8/24*((cost $13,929)	1,392,883	1,183,951
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº,£((cost $79,236,542)	79,221,510	79,237,354
Investments Purchased with Cash Collateral from Securities Lending– 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	13,673,674	13,673,674
Time Deposits – 0.1%
Royal Bank of Canada, 4.8000%, 4/3/23	$3,418,418	3,418,418
Total Investments Purchased with Cash Collateral from Securities Lending (cost $17,092,092)		17,092,092
Total Investments (total cost $2,133,009,742) – 100.8%		3,087,515,481
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(25,490,971)
Net Assets – 100%		$3,062,024,510

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,626,191,934	85.1%
Canada	149,687,680	4.8
Israel	83,727,270	2.7
United Kingdom	79,832,130	2.6
India	65,233,069	2.1
Netherlands	36,201,880	1.2
Ireland	28,380,344	0.9
Denmark	18,261,174	0.6

Total	$3,087,515,481	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Common Stocks - 0.9%
Diversified Financial Services - 0.4%
Payfare Inc*	$-	$-	$3,459,255	$12,666,329
Software - 0.5%
ChannelAdvisor Corp*	-	15,496,857	(14,904,550)	-
Intelligent Systems Corp*	-	-	3,990,663	14,382,616
Total Software	$-	$15,496,857	$(10,913,887)	$14,382,616
Total Common Stocks	$-	$15,496,857	$(7,454,632)	$27,048,945
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	803,829	2,446	703	79,237,354
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	222,978∆	-	-	13,673,674
Total Affiliated Investments – 4.0%	$1,026,807	$15,499,303	$(7,453,929)	$119,959,973

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Common Stocks - 0.9%
Diversified Financial Services - 0.4%
Payfare Inc*	9,207,074	-	-	12,666,329
Software - 0.5%
ChannelAdvisor Corp*	37,349,662	-	(37,941,969)Ð	-
Intelligent Systems Corp*	10,391,953	-	-	14,382,616
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	13,005,929	263,260,302	(197,032,026)	79,237,354
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	42,547,193	168,545,808	(197,419,327)	13,673,674

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2023

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	4/18/23	708,100	$(844,969)	$28,652
Canadian Dollar	4/18/23	(28,688,900)	20,844,947	(390,723)

				(362,071)
Citibank, National Association:
British Pound	4/18/23	(26,274,800)	31,356,346	(1,060,267)
Canadian Dollar	4/18/23	8,747,000	(6,399,596)	74,978
Canadian Dollar	4/18/23	(41,665,900)	30,242,445	(598,865)

				(1,584,154)
Goldman Sachs & Co. LLC:
British Pound	4/18/23	137,000	(163,417)	5,607
British Pound	4/18/23	(1,000,000)	1,229,687	(4,066)
Canadian Dollar	4/18/23	3,365,000	(2,442,212)	48,578

				50,119
HSBC Securities (USA), Inc.:
British Pound	4/18/23	1,900,000	(2,296,016)	48,114
British Pound	4/18/23	(11,841,900)	14,245,598	(364,383)
Canadian Dollar	4/18/23	2,000,000	(1,450,181)	30,229
Canadian Dollar	4/18/23	(37,575,700)	27,272,144	(541,579)

				(827,619)
JPMorgan Chase Bank, National Association:
British Pound	4/18/23	3,952,200	(4,780,780)	95,258
Canadian Dollar	4/18/23	5,700,000	(4,143,479)	75,690
Canadian Dollar	4/18/23	(48,602,500)	35,262,233	(713,584)

				(542,636)
State Street Bank and Trust Company:
British Pound	4/18/23	(26,908,000)	32,170,499	(1,027,327)
Canadian Dollar	4/18/23	(8,700,500)	6,330,914	(109,240)

				(1,136,567)
Total				$(4,402,928)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 407,106

Liability Derivatives:
Forward foreign currency exchange contracts	$4,810,034

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 1,963,138

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(8,920,212)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$15,031,233
Average amounts sold - in USD	173,902,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2023

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$28,652	$(28,652)	$—	$—
Citibank, National Association	74,978	(74,978)	—	—
Goldman Sachs & Co. LLC	54,185	(4,066)	—	50,119
HSBC Securities (USA), Inc.	78,343	(78,343)	—	—
JPMorgan Chase Bank, National Association	17,133,412	(170,948)	(16,962,464)	—

Total	$17,369,570	$(356,987)	$(16,962,464)	$50,119
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$390,723	$(28,652)	$—	$362,071
Citibank, National Association	1,659,132	(74,978)	—	1,584,154
Goldman Sachs & Co. LLC	4,066	(4,066)	—	—
HSBC Securities (USA), Inc.	905,962	(78,343)	—	827,619
JPMorgan Chase Bank, National Association	713,584	(170,948)	—	542,636
State Street Bank and Trust Company	1,136,567	—	—	1,136,567

Total	$4,810,034	$(356,987)	$—	$4,453,047
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of March 31, 2023.
#	Loaned security; a portion of the security is on loan at March 31, 2023.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2023 is $20,096,596, which represents 0.6% of net assets.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of March 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$8,881,908	$5,373,396	0.1%
IntelyCare Inc	3/29/22	9,412,879	5,587,719	0.2
Loadsmart Inc - Series A	1/4/22	2,665,928	2,372,844	0.1
Loadsmart Inc - Series D	1/4/22	7,997,820	6,762,637	0.2
Total		$28,958,535	$20,096,596	0.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2023. The issuer incurs all registration costs.

14	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Life Sciences Tools & Services	$71,032,263	$-	$0
All Other	2,898,873,225	-	-
Private Placements	-	-	20,096,596
Warrants	1,183,951	-	-
Investment Companies	-	79,237,354	-
Investments Purchased with Cash Collateral from Securities Lending	-	17,092,092	-
Total Investments in Securities	$2,971,089,439	$96,329,446	$20,096,596
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	407,106	-
Total Assets	$2,971,089,439	$96,736,552	$20,096,596
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$4,810,034	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,999,707,621)(1)	$2,967,555,508
Affiliated investments, at value (cost $133,302,121)	119,959,973
Forward foreign currency exchange contracts	407,106
Trustees' deferred compensation	75,758
Receivables:
Fund shares sold	1,843,503
Investments sold	864,824
Dividends	391,311
Dividends from affiliates	257,773
Foreign tax reclaims	71,362
Other assets	88,215
Total Assets	3,091,515,333
Liabilities:
Due to custodian	1,076
Collateral for securities loaned (Note 3)	17,092,092
Forward foreign currency exchange contracts	4,810,034
Payables:	—
Investments purchased	3,090,388
Fund shares repurchased	1,992,903
Advisory fees	1,740,660
Transfer agent fees and expenses	404,723
Trustees' deferred compensation fees	75,758
Professional fees	36,849
Trustees' fees and expenses	19,687
12b-1 Distribution and shareholder servicing fees	12,434
Affiliated fund administration fees payable	6,800
Custodian fees	1,813
Accrued expenses and other payables	205,606
Total Liabilities	29,490,823
Net Assets	$3,062,024,510

See Notes to Financial Statements.

16	MARCH 31, 2023

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,024,365,933
Total distributable earnings (loss)	1,037,658,577
Total Net Assets	$3,062,024,510
Net Assets - Class A Shares	$18,782,669
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	257,463
Net Asset Value Per Share(2)	$72.95
Maximum Offering Price Per Share(3)	$77.40
Net Assets - Class C Shares	$1,394,225
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,095
Net Asset Value Per Share(2)	$63.10
Net Assets - Class D Shares	$1,673,150,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,825,644
Net Asset Value Per Share	$76.66
Net Assets - Class I Shares	$243,970,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,157,553
Net Asset Value Per Share	$77.27
Net Assets - Class N Shares	$369,490,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,720,011
Net Asset Value Per Share	$78.28
Net Assets - Class S Shares	$31,754,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	444,860
Net Asset Value Per Share	$71.38
Net Assets - Class T Shares	$723,481,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,664,045
Net Asset Value Per Share	$74.86

(1) Includes $16,962,464 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Investment Income:
Dividends	$10,478,457
Dividends from affiliates	803,829
Affiliated securities lending income, net	222,978
Unaffiliated securities lending income, net	57,607
Other income	27
Foreign tax withheld	(5,468)
Total Investment Income	11,557,430
Expenses:
Advisory fees	9,558,425
12b-1 Distribution and shareholder servicing fees:
Class A Shares	22,494
Class C Shares	8,932
Class S Shares	38,318
Transfer agent administrative fees and expenses:
Class D Shares	960,342
Class S Shares	38,408
Class T Shares	889,884
Transfer agent networking and omnibus fees:
Class A Shares	7,036
Class C Shares	718
Class I Shares	109,175
Other transfer agent fees and expenses:
Class A Shares	700
Class C Shares	42
Class D Shares	69,362
Class I Shares	6,890
Class N Shares	8,245
Class S Shares	200
Class T Shares	3,126
Registration fees	99,525
Shareholder reports expense	96,597
Trustees’ fees and expenses	44,212
Professional fees	43,142
Affiliated fund administration fees	37,337
Custodian fees	23,625
Other expenses	119,722
Total Expenses	12,186,457
Less: Excess Expense Reimbursement and Waivers	(51,916)
Net Expenses	12,134,541
Net Investment Income/(Loss)	(577,111)

See Notes to Financial Statements.

18	MARCH 31, 2023

Janus Henderson Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2023

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$94,085,449
Investments in affiliates	15,499,303
Forward foreign currency exchange contracts	1,963,138
Total Net Realized Gain/(Loss) on Investments	111,547,890
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	307,523,641
Investments in affiliates	(7,453,929)
Forward foreign currency exchange contracts	(8,920,212)
Total Change in Unrealized Net Appreciation/Depreciation	291,149,500
Net Increase/(Decrease) in Net Assets Resulting from Operations	$402,120,279

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2023 (unaudited)	Year ended September 30, 2022

Operations:
Net investment income/(loss)	$(577,111)	$(13,543,805)
Net realized gain/(loss) on investments	111,547,890	167,985,475
Change in unrealized net appreciation/depreciation	291,149,500	(1,313,757,499)
Net Increase/(Decrease) in Net Assets Resulting from Operations	402,120,279	(1,159,315,829)
Dividends and Distributions to Shareholders:
Class A Shares	(755,705)	(2,765,688)
Class C Shares	(77,952)	(429,596)
Class D Shares	(66,559,828)	(245,929,527)
Class I Shares	(9,789,044)	(39,332,133)
Class N Shares	(14,171,285)	(60,480,498)
Class S Shares	(1,332,618)	(6,073,592)
Class T Shares	(29,907,426)	(117,792,659)
Net Decrease from Dividends and Distributions to Shareholders	(122,593,858)	(472,803,693)
Capital Share Transactions:
Class A Shares	2,024,361	(121,465)
Class C Shares	(382,513)	(837,470)
Class D Shares	20,653,636	129,351,737
Class I Shares	1,623,822	(6,508,752)
Class N Shares	(825,892)	(19,282,673)
Class S Shares	(266,259)	(5,473,577)
Class T Shares	(8,224,691)	11,716,334
Net Increase/(Decrease) from Capital Share Transactions	14,602,464	108,844,134
Net Increase/(Decrease) in Net Assets	294,128,885	(1,523,275,388)
Net Assets:
Beginning of period	2,767,895,625	4,291,171,013
End of period	$3,062,024,510	$2,767,895,625

See Notes to Financial Statements.

20	MARCH 31, 2023

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$66.65	$106.21	$82.08	$76.74	$88.38	$76.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.49)	(0.67)	(0.37)	(0.24)	(0.25)
Net realized and unrealized gain/(loss)	9.53	(26.74)	30.42	8.89	(4.67)	16.26
Total from Investment Operations	9.44	(27.23)	29.75	8.52	(4.91)	16.01
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$72.95	$66.65	$106.21	$82.08	$76.74	$88.38
Total Return*	14.60%	(28.58)%	36.78%	11.26%	(4.08)%	21.83%
Net Assets, End of Period (in thousands)	$18,783	$15,149	$24,644	$18,447	$27,201	$31,373
Average Net Assets for the Period (in thousands)	$17,854	$20,355	$23,550	$22,978	$27,960	$24,358
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.00%	1.02%	1.02%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.00%	1.02%	1.02%	1.01%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.59)%	(0.66)%	(0.49)%	(0.32)%	(0.31)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Financial Highlights

Class C Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.35	$95.22	$74.59	$70.48	$82.39	$72.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.41)	(0.99)	(1.29)	(0.82)	(0.72)	(0.78)
Net realized and unrealized gain/(loss)	8.30	(23.55)	27.54	8.11	(4.46)	15.22
Total from Investment Operations	7.89	(24.54)	26.25	7.29	(5.18)	14.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$63.10	$58.35	$95.22	$74.59	$70.48	$82.39
Total Return*	14.01%	(29.11)%	35.74%	10.49%	(4.76)%	20.95%
Net Assets, End of Period (in thousands)	$1,394	$1,642	$3,747	$5,562	$8,561	$12,223
Average Net Assets for the Period (in thousands)	$1,571	$2,525	$4,965	$6,913	$9,783	$12,894
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	1.73%	1.76%	1.71%	1.73%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	1.73%	1.76%	1.71%	1.73%	1.74%
Ratio of Net Investment Income/(Loss)	(1.32)%	(1.31)%	(1.42)%	(1.18)%	(1.03)%	(1.03)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2023

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$69.81	$110.41	$84.98	$79.17	$90.73	$78.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.32)	(0.47)	(0.22)	(0.08)	(0.08)
Net realized and unrealized gain/(loss)	10.00	(27.95)	31.52	9.21	(4.75)	16.67
Total from Investment Operations	9.99	(28.27)	31.05	8.99	(4.83)	16.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$76.66	$69.81	$110.41	$84.98	$79.17	$90.73
Total Return*	14.73%	(28.42)%	37.07%	11.52%	(3.87)%	22.09%
Net Assets, End of Period (in thousands)	$1,673,151	$1,500,311	$2,228,324	$1,731,098	$1,668,639	$1,843,494
Average Net Assets for the Period (in thousands)	$1,630,766	$1,877,171	$2,160,434	$1,645,324	$1,668,200	$1,712,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.78%	0.80%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.78%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.37)%	(0.45)%	(0.28)%	(0.10)%	(0.09)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$70.32	$111.10	$85.45	$79.57	$91.10	$78.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.30)	(0.44)	(0.19)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	10.09	(28.15)	31.71	9.25	(4.76)	16.73
Total from Investment Operations	10.09	(28.45)	31.27	9.06	(4.80)	16.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$77.27	$70.32	$111.10	$85.45	$79.57	$91.10
Total Return*	14.77%	(28.40)%	37.13%	11.55%	(3.82)%	22.16%
Net Assets, End of Period (in thousands)	$243,970	$220,157	$363,007	$287,582	$315,109	$362,757
Average Net Assets for the Period (in thousands)	$238,822	$294,435	$357,200	$292,611	$318,833	$317,820
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.01%	(0.34)%	(0.42)%	(0.23)%	(0.05)%	(0.04)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	MARCH 31, 2023

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.17	$112.20	$86.18	$80.15	$91.63	$78.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	(0.22)	(0.35)	(0.12)	0.02	0.03
Net realized and unrealized gain/(loss)	10.21	(28.48)	31.99	9.33	(4.77)	16.83
Total from Investment Operations	10.25	(28.70)	31.64	9.21	(4.75)	16.86
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$78.28	$71.17	$112.20	$86.18	$80.15	$91.63
Total Return*	14.82%	(28.34)%	37.25%	11.65%	(3.74)%	22.26%
Net Assets, End of Period (in thousands)	$369,490	$335,608	$565,040	$454,982	$411,523	$346,638
Average Net Assets for the Period (in thousands)	$359,544	$458,042	$572,312	$430,317	$365,491	$248,072
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.66%	0.66%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.66%	0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	0.10%	(0.25)%	(0.33)%	(0.15)%	0.03%	0.04%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$65.32	$104.51	$80.97	$75.85	$87.56	$75.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.62)	(0.83)	(0.49)	(0.35)	(0.37)
Net realized and unrealized gain/(loss)	9.34	(26.24)	29.99	8.79	(4.63)	16.12
Total from Investment Operations	9.20	(26.86)	29.16	8.30	(4.98)	15.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$71.38	$65.32	$104.51	$80.97	$75.85	$87.56
Total Return*	14.53%	(28.70)%	36.55%	11.10%	(4.21)%	21.64%
Net Assets, End of Period (in thousands)	$31,755	$29,213	$54,537	$64,120	$73,302	$82,776
Average Net Assets for the Period (in thousands)	$30,793	$42,248	$59,918	$66,822	$74,076	$69,664
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.17%	1.16%	1.17%	1.17%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.17%	1.16%	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.75)%	(0.83)%	(0.65)%	(0.47)%	(0.46)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2023

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2023 (unaudited) and the year ended September 30	2023	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$68.27	$108.38	$83.59	$78.01	$89.60	$77.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.41)	(0.58)	(0.30)	(0.16)	(0.16)
Net realized and unrealized gain/(loss)	9.78	(27.37)	30.99	9.06	(4.70)	16.46
Total from Investment Operations	9.73	(27.78)	30.41	8.76	(4.86)	16.30
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Total Dividends and Distributions	(3.14)	(12.33)	(5.62)	(3.18)	(6.73)	(4.11)
Net Asset Value, End of Period	$74.86	$68.27	$108.38	$83.59	$78.01	$89.60
Total Return*	14.68%	(28.51)%	36.91%	11.39%	(3.96)%	21.95%
Net Assets, End of Period (in thousands)	$723,481	$665,815	$1,051,872	$815,350	$896,264	$1,009,462
Average Net Assets for the Period (in thousands)	$713,422	$858,977	$1,026,384	$839,860	$899,106	$978,055
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.47)%	(0.57)%	(0.38)%	(0.20)%	(0.20)%
Portfolio Turnover Rate	10%	14%	21%	25%	19%	28%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 40 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Effective July 18, 2022, the Fund reopened to all new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, employer-sponsored retirement plans, and bank trust platforms.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser, or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Henderson Distributors US LLC (the “Distributor”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

28	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

30	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2023 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund	31

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

32	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

recovery or have other unintended consequences. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

34	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,962,464. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2023 is $17,092,092, resulting in the net amount due to the counterparty of $129,628.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2023” table located in the Fund’s Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. The Adviser has agreed to continue the waivers for at least a one-year period commencing January 27, 2023. The previous expense limit (for the one-year period commencing January 28, 2022) was 0.92%. If applicable, amounts waived and/or reimbursed to the Fund by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Fund pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Fund. Total compensation of $114,430 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2023. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Fund’s transfer agent. The Transfer Agent provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided to or on behalf of shareholders. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Class D Shares of the Fund pay the Transfer Agent an annual administrative services fee based on the average daily net assets of Class D Shares as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

During the reporting period, the administrative services fee rate was 0.12%.

The Transfer Agent receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. The Transfer Agent expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. The Transfer Agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Shareholder Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other

36	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with the Adviser. For all share classes, the Transfer Agent also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to the Transfer Agent, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between the Transfer Agent and the Fund, the Transfer Agent may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. The Adviser and its affiliates benefit from an increase in assets that may result from such relationships. The Adviser has agreed to limit these fees up to 0.20% for Class A Shares and Class C Shares, and up to 0.15% for Class I Shares on an annual basis based on the daily net assets of each share class. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Transfer Agent is not compensated for its services related to the shares, except for out-of-pocket costs, although the Transfer Agent is compensated for its services related to Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under distribution and shareholder servicing plans (the “Plans”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, the Distributor, a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets for each share class at an annual rate of up to 0.25% for Class A Shares, up to 1.00% for Class C Shares, and up to 0.25% for Class S Shares. Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between the Distributor and financial intermediaries. During the period ended March 31, 2023, the Distributor retained upfront sales charges of $100.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to the Distributor during the period ended March 31, 2023.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2023.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $205,688 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2023.

Janus Investment Fund	37

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2023, the Fund engaged in cross trades amounting to $3,991,557 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,134,957,286	$1,148,833,974	$(196,275,779)	$ 952,558,195

38	MARCH 31, 2023

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2023		Year ended September 30, 2022
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	45,254	$ 3,177,452	64,744	$ 5,895,760
Reinvested dividends and distributions	11,317	754,729	30,916	2,759,573
Shares repurchased	(26,417)	(1,907,820)	(100,381)	(8,776,798)
Net Increase/(Decrease)	30,154	$ 2,024,361	(4,721)	$ (121,465)
Class C Shares:
Shares sold	4,584	$ 282,919	1,236	$ 83,173
Reinvested dividends and distributions	1,348	77,952	5,446	428,187
Shares repurchased	(11,980)	(743,384)	(17,892)	(1,348,830)
Net Increase/(Decrease)	(6,048)	$ (382,513)	(11,210)	$ (837,470)
Class D Shares:
Shares sold	191,023	$14,414,849	305,542	$ 26,256,961
Reinvested dividends and distributions	884,233	61,922,862	2,468,740	230,407,525
Shares repurchased	(742,278)	(55,684,075)	(1,463,023)	(127,312,749)
Net Increase/(Decrease)	332,978	$20,653,636	1,311,259	$129,351,737
Class I Shares:
Shares sold	266,366	$20,402,854	445,613	$ 39,292,085
Reinvested dividends and distributions	138,314	9,762,171	418,219	39,308,399
Shares repurchased	(377,853)	(28,541,203)	(1,000,409)	(85,109,236)
Net Increase/(Decrease)	26,827	$ 1,623,822	(136,577)	$ (6,508,752)
Class N Shares:
Shares sold	411,174	$31,581,549	871,586	$ 77,195,805
Reinvested dividends and distributions	197,315	14,106,023	633,783	60,253,745
Shares repurchased	(603,749)	(46,513,464)	(1,826,045)	(156,732,223)
Net Increase/(Decrease)	4,740	$ (825,892)	(320,676)	$(19,282,673)
Class S Shares:
Shares sold	68,876	$ 4,858,274	109,609	$ 9,081,991
Reinvested dividends and distributions	20,414	1,332,618	69,333	6,073,592
Shares repurchased	(91,621)	(6,457,151)	(253,566)	(20,629,160)
Net Increase/(Decrease)	(2,331)	$ (266,259)	(74,624)	$ (5,473,577)
Class T Shares:
Shares sold	304,972	$22,535,119	540,865	$ 46,473,854
Reinvested dividends and distributions	427,410	29,239,103	1,248,594	114,071,542
Shares repurchased	(820,505)	(59,998,913)	(1,742,321)	(148,829,062)
Net Increase/(Decrease)	(88,123)	$(8,224,691)	47,138	$ 11,716,334

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$310,828,865	$482,665,188	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2022-03: Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. The new guidance in the ASU clarifies existing guidance

Janus Investment Fund	39

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

in ASC 820 related to the fair value measurement of an equity security subject to contractual sale restrictions with the intent to reduce diversity in interpretation. Under the guidance, a contractual restriction on the sale of an equity security would not be considered when measuring fair value as such restriction is not treated as part of the equity security’s unit of account. The amendments would be applied prospectively on or after adoption date to equity securities with a contract containing a sale restriction that is executed or modified after such date. The effective date set by the FASB is December 15, 2023, with early adoption permitted. The Adviser is currently evaluating whether to early adopt and does not anticipate it to have a material impact on the Fund.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2023 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	MARCH 31, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 9-10, 2022 and December 13-14, 2022, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2023 through February 1, 2024, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

Janus Investment Fund	41

Janus Henderson Venture Fund

Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable, noting that: (i) for the 36 months ended May 31, 2022, approximately 38% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; (ii) for the 36 months ended September 30, 2022, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar, and (iii) for the 12 months ended September 30, 2022, approximately 55% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Funds:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance,

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Janus Henderson Venture Fund

Additional Information (unaudited)

the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted that 36 month-end performance was not yet available.

Janus Investment Fund	43

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the bottom Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the first Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2022 and the third Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend is improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2022 and the second Broadridge quartile for the 12 months ended May 31, 2022. The Trustees noted the reasons for the Fund’s underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Janus Investment Fund	45

Janus Henderson Venture Fund

Additional Information (unaudited)

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 6% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 5% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by the Adviser to comparable separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) as part of its 2022 review, 9 of 11 Janus Henderson Funds have lower management fees than similar funds subadvised by the Adviser. The Trustees noted that for the two Janus Henderson Funds that did not, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2021 and noted the following with regard to each Janus Henderson Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”) as reflected in the comparative information provided by Broadridge:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short Duration Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

Janus Investment Fund	47

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Sustainable Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Responsible International Dividend Fund (formerly the Janus Henderson Dividend & Income Builder Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Adaptive Risk Managed U.S. Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses.
• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Venture Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

Janus Investment Fund	49

Janus Henderson Venture Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in June 2022 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 75% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. The Trustees also noted the following from the independent fee consultant’s report: (1) that 31% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (2) that 29% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (3) that 39% of Janus Henderson Funds have low flat-rate fees versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson

50	MARCH 31, 2023

Janus Henderson Venture Fund

Additional Information (unaudited)

Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Janus Henderson Venture Fund

Liquidity Risk Management Program (unaudited)

Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), requires open-end funds (but not money market funds) to adopt and implement a written liquidity risk management program (the “LRMP”) that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The Fund has implemented a LRMP, which incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Fund (the “Trustees”) have designated Janus Henderson Investors US LLC, the Fund’s investment adviser (the “Adviser”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various teams within the Adviser’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”). In assessing each Fund’s liquidity risk, the Liquidity Risk Working Group periodically considers, as relevant, factors including (i) the liquidity of a Fund’s portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) whether a Fund’s investment strategy is appropriate for an open-end fund; (iii) the extent to which a Fund’s strategy involves a relatively concentrated portfolio or large positions in any issuer; (iv) a Fund’s use of borrowing for investment purposes; and (v) a Fund’s use of derivatives.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). At a meeting held on March 15, 2023, the Adviser provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2022 through December 31, 2022 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. Among other things, the Program Administrator Report indicated that there were no material changes to the LRMP during the Reporting Period, although there were certain methodology adjustments implemented relating to a change in data provider. Additionally, the findings presented in the Program Administrator Report indicated that the LRMP operated adequately during the Reporting Period. These findings included that the Fund was able to meet redemptions during the normal course of business during the Reporting Period. The Program Administrator Report also stated that the Fund did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Fund held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. Also included among the Program Administrator Report’s findings was the determination that the Fund’s investment strategy remains appropriate for an open-end fund. In addition, the Adviser expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, considering the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Janus Investment Fund	53

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Venture Fund

Notes

NotesPage1

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Janus Henderson Venture Fund

Notes

NotesPage2

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Group is the ultimate parent of Janus Henderson Distributors US LLC.

Janus Henderson Distributors US LLC

125-24-93056 05-23

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of
Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2023